As filed with the Securities and Exchange Commission on April 21, 2026

Registration No. 333-275098

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 2

FORETHOUGHT LIFE INSURANCE COMPANY

(Name of Insurance Company)

10 Market Street

Indianapolis, IN

(Address of Insurance Company’s Principal Executive Offices)

Telephone: 1-866-645-2449

(Insurance Company’s Telephone Number, including Area Code)

Sarah M. Patterson

Managing Director, General Counsel for Individual Markets and Assistant Secretary

Forethought Life Insurance Company

One Financial Plaza

755 Main Street, 24th Floor

Hartford, CT 06103

(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On May 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On _______ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”)

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Individual Single Premium Deferred Index-Linked Annuity Contract

Issued By:

FORETHOUGHT LIFE INSURANCE COMPANY

Prospectus Dated: May 1, 2026

This prospectus describes information you should know before you purchase the ForeStructured Growth or the ForeStructured Growth Advisory Contract (the "Contract" or "Contracts"). The prospectus describes the Contract between each Owner and joint Owner ("you") and Forethought Life Insurance Company (the "Company", "We", "Us" or "Our"). Certain words and phrases used and capitalized throughout the prospectus are defined in the section titled "Glossary of Terms."

The Contract is a single premium deferred index-linked annuity contract issued by Us, with a minimum Premium Payment of $25,000. The Company does not allow additional Premium Payments after the initial Premium Payment. The Contract is no longer issued for sale.

The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals. We offer the Contract as either a B-share or an I-share class Contract. The B-share class is offered through registered broker-dealers to which We pay sales commissions. The I-share class is available through registered investment advisers (RIAs) (affiliated with a registered broker-dealer) that sell the Contract and that charge an advisory fee for their services. Such advisory fees are in addition to Contract charges and adjustments.

Please read this prospectus carefully before investing and keep it for your records and for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Contract may not lawfully be sold.

This prospectus describes all of your material rights and obligations under the Contract, including material state variations. The Contract allows you to allocate your Premium Payment to an investment option under the Contract that provides for guaranteed interest, subject to a guaranteed minimum interest rate (the "One-Year Fixed Strategy"), or one or more investment options that are linked to the value of an Index ("Indexed Strategies"). See "Appendix A: Investment Options Available Under the Contract" for additional information about each investment option.

The availability of investment options, Contract benefits, or other Contract features described in this prospectus may vary depending on the selling firm through which your Contract was purchased. See "Appendix H — Financial Intermediary Variations" for more information.

For each Indexed Strategy, We will credit interest at the end of a Strategy Term based, in part, on the performance of a designated Index. Please note that although each Indexed Strategy is linked to the performance of an Index, the performance of an Indexed Strategy or the Contract will not necessarily match the performance of the Index. The Indexed Strategies are not index funds or investments in any underlying mutual funds.

The Contract is a complex investment and involves risks, including potential loss of principal. You should speak with a financial professional about the Contract's features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Each available Indexed Strategy has a downside protection feature — either Buffer or Floor — that may limit Index losses (i.e., negative interest) at the end of a Strategy Term.

•  For amounts allocated to an Indexed Strategy with a Buffer, if there is negative Index performance, you risk any Index losses that exceed the Buffer Percentage. We are currently offering several Indexed Strategies with a Buffer. At the end of a Strategy Term, the maximum amount of loss that you could experience from negative Index performance after taking into account the current Buffer Percentages provided under the Contract ranges from 80% to 95%.

•  For amounts allocated to an Indexed Strategy with a Floor, if there is negative Index performance, you risk any Index losses up to the Floor Percentage. We are currently offering two Indexed Strategies with a Floor: (i) an Indexed Strategy with a 0% Floor Percentage and (ii) an Indexed Strategy with a feature called Aggregate Floor.

o  If you select the Indexed Strategy with a 0% Floor Percentage, the maximum amount of loss that you could experience from negative Index performance at the end of a Strategy Term is 0% (i.e., no risk of loss due to negative Index performance).

i

o  If you select the Indexed Strategy with Aggregate Floor, for so long as you remain invested in that Indexed Strategy for consecutive one-year Strategy Terms, the Floor Percentage will be adjusted from one Strategy Term to the next to provide a limit on Index losses spanning those consecutive Strategy Terms. The initial Floor Percentage will be -10%. The Floor Percentage for subsequent consecutive Strategy Terms may be higher or lower than the previous Strategy Term depending on performance and other factors, but is guaranteed to never be lower than -20%. Accordingly, the maximum amount of loss that you could experience from negative Index performance at the end of a Strategy Term is 20%.

An Indexed Strategy's downside protection feature applies only at the end of a Strategy Term. Failing to hold your investment in an Indexed Strategy will result in Strategy Interim Value adjustments, which may be negative and may result in loss beyond an Index Strategy's limit on Index losses. You should understand that an Indexed Strategy's Buffer or Floor limits Index losses for only a single Strategy Term (with the exception of Aggregate Floor, which is designed to limit Index losses over consecutive Strategy Terms). Your losses over multiple Strategy Terms, or over the life of your Contract, may exceed an Indexed Strategy's limit on Index losses for any single Strategy Term.

An Indexed Strategy's limit on Index losses will not change, either during a Strategy Term or for future Strategy Terms (except that for the Indexed Strategy with Aggregate Floor, after the initial rate, the Floor Percentage will change from one consecutive Strategy Term to the next). However, We reserve the right to add and remove Indexed Strategies. As such, the limits on Index losses offered under the Contract for future Strategy Terms may change.

We will always offer an Indexed Strategy with a 0% Floor Percentage. We do not guarantee a minimum Buffer Percentage or Floor Percentage for any new Indexed Strategies that We may offer in the future. We may offer Indexed Strategies in the future that do not limit Index losses, which would mean risk of loss of the entire amount invested.

Each available Indexed Strategy also has an upside crediting method that We use to calculate Index gains (i.e., positive interest), if any, that may apply based on Index performance. The upside crediting methods that We currently offer include: Index Cap, Participation Rate, and Tier Participation Rate. Each upside crediting method differs from the others, as described further in this prospectus. In general, each upside crediting method provides for positive interest only for positive Index performance. No upside crediting method guarantees investment gain.

For each Indexed Strategy, the rate(s) associated with its upside crediting method will establish a limit on Index gains for the Strategy Term. The rates for the Indexed Strategies' upside crediting methods will change from one Strategy Term to the next, but will not change during a Strategy Term. We declare the rates for the Indexed Strategies' upside crediting methods in advance of each Strategy Term, subject to guaranteed limits.

•  We will limit the amount you can earn on an Indexed Strategy through the applicable upside crediting method.

•  Indexed Strategies with Index Cap will have an Index Cap rate, which represents a maximum amount of positive interest that may be credited at the end of a Strategy Term. The guaranteed minimum Index Cap rate is 1.00% and 0.50% during and after the Withdrawal Charge Period, respectively.

•  For Indexed Strategies with Participation Rate or Tier Participation Rate, the Participation Rate or Tier Participation Rate represents the rate at which you will participate in any positive Index Performance at the end of a Strategy Term. The guaranteed minimum Participation Rate or Tier Participation Rate is 10%. The guaranteed maximum Tier Level for an Indexed Strategy with Tier Participation Rate is 30%.

•  In general, if We were to declare an upside crediting method rate equal to the applicable guaranteed minimum, the potential for investment gain would be minimal.

If We offer new Indexed Strategies with the same upside crediting methods in the future, the same guarantees specified above will apply.

We guarantee that the One-Year Fixed Strategy and the S&P 500® one year with Index Cap and 0% Floor Indexed Strategy will be available. We do not guarantee the availability of any other strategies. From one Strategy Term to the next, We may not offer any Indexed Strategies with Buffer, Aggregate Floor, Participation Rate, or Tier Participation Rate. The Indexed Strategy that We guarantee to make available is subject to Our right of Index replacement.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals under the Contract are subject to significant risks and may result in significant loss. Withdrawals (including, e.g., Free Withdrawal Amounts, systematic withdrawals, Required Minimum Distributions, and withdrawals to pay advisory fees) could result in Withdrawal Charges, negative Market Value Adjustments ("MVAs"), taxes and tax penalties. In addition, withdrawals from an Indexed Strategy prior to the end of a Strategy Term may result in negative Strategy Interim Value adjustments. Withdrawals could also result in proportional reductions to your investment in an Indexed Strategy (i.e., your "Indexed Strategy Base") and, if elected, the optional Return of Premium Death Benefit. You should consult with your financial professional before taking any withdrawals under the Contract.

•  In extreme circumstances, it is possible to lose 100% of the amount withdrawn or annuitized from an Indexed Strategy due to a negative MVA.

•  In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to the application of a negative Strategy Interim Value adjustment (i.e., a complete loss of the entire amount invested if amounts are withdrawn or otherwise removed from an Indexed Strategy prior to the end of a Strategy Term).

The Contract includes a standard Death Benefit equal to Contract Value for no additional charge. For an additional charge, you may elect the optional Return of Premium Death Benefit, which provides for a Death Benefit equal to the greater of your Contract Value or Return of Premium Base (subject to proportional reductions for withdrawals). If you elect the optional Return of Premium Death Benefit, the annual charge will always be deducted from your Indexed Strategies prior to their Strategy Term end dates, resulting in a Strategy Interim Value adjustment each time that the charge is deducted from an Indexed Strategy. You should consult with a financial professional about whether the Return of Premium Death Benefit is appropriate for you.

The Contract is not appropriate for investors who plan to take withdrawals to pay advisory fees other than through the systematic withdrawal program, which is available only for I-share class Contracts. Advisory fee withdrawals outside of the systematic withdrawal program may be subject to Withdrawal Charges and negative MVAs, and will result in proportional reductions to the optional Return of Premium Death Benefit if elected. In addition, whether or not advisory fee withdrawals are taken through the systematic withdrawal program, the Contract is not appropriate for investors who plan to take such withdrawals from an Indexed Strategy before the end of a Strategy Term, as the application of Strategy Interim Value and proportional reductions to your Indexed Strategy Base could result in significant loss.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although We may apply a Strategy Interim Value adjustment. In some states or situations, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The Company's obligations under the Contract are subject to Our creditworthiness and claims-paying ability.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission (the "SEC") doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things is guilty of a criminal offense.

Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC's staff and is available at Investor.gov.

ACCESS TO YOUR MONEY DURING THE ACCUMULATION PERIOD	52
Types of Withdrawals	52
Important Considerations Related to Withdrawals	52
Partial Withdrawals	53
Surrenders	54
Systematic Withdrawals to Pay Advisory Fees	54
CONTRACT CHARGES AND ADJUSTMENTS	55
Withdrawal Charge	55
Market Value Adjustments	57
Strategy Interim Value Adjustments	58
Bailout Waiver	59
Nursing Home Waiver	59
Terminal Illness Waiver	60
Optional Return of Premium Death Benefit Charges	60
ANNUITY PAYMENTS	61
Annuity Period	61
Annuity Payments	61
BENEFITS AVAILABLE UNDER THE CONTRACT	63
DEATH BENEFIT	65
Standard Death Benefit	65
Optional Return of Premium Death Benefit	65
To Whom the Death Benefit is Paid	66
Payment Options	66
Spousal Continuation	67
FEDERAL TAX CONSIDERATIONS	67
A. Introduction	67
B. Taxation of Annuities – General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans	67
C. Federal Income Tax Withholding	72
D. Estate, Gift and Generations-Skipping Tax and Related Tax Considerations	72
E. Tax Disclosure Obligations	72
F. Medicare Tax	73
INFORMATION REGARDING IRAS	73
1. Individual Retirement Annuities ("IRAs")	73
2. Taxation of Amounts Received from IRAs	74
3. Additional Taxes for IRAs	74
4. Required Minimum Distributions	75
5. Tax Withholding for IRAs	76
6. Rollover & Transfer Distributions	76
OTHER INFORMATION	76
General Account	76
The Separate Account	77
Suspension of Payments, Performance Lock Requests, or Transfers	77
How Contracts Are Sold	77
Amendments to the Contract	79
Legal Proceedings	79
Financial Statements	79
APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	A-1
APPENDIX B: STATE VARIATIONS	B-1
APPENDIX C: EXAMPLES ILLLUSTRATING CALCULATION OF INDEX CREDIT FOR AGGREGATE FLOOR INDEXED STRATEGIES WITH AGGREGATE FLOOR PERCENTAGES	C-1

v

GLOSSARY OF TERMS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meanings ascribed below:

Accumulation Period	The period beginning on the Issue Date and ending on the Annuity Commencement Date.
Aggregate Floor

The dollar amount representing the guaranteed Strategy Contract Value floor applicable to each Strategy Term of the Aggregate Floor Indexed Strategy. The initial Aggregate Floor is equal to 90% of your initial investment allocation to the Aggregate Floor Indexed Strategy. The Aggregate Floor amount may increase due to positive Index performance from one consecutive Strategy Term to the next, as well as from transfers of additional Strategy Contract Value into the Aggregate Floor Indexed Strategy at the start of any new consecutive Strategy Term. The Aggregate Floor amount may also increase or decrease upon the election of the reset feature. When referring to the Aggregate Floor Indexed Strategy, the Aggregate Floor may also be referred to as the "Floor."

Aggregate Floor Indexed Strategy

An Indexed Strategy with a one year Strategy Term that, if you elect to remain invested on a year-over-year basis, provides a downside protection guarantee that spans all multiple one year consecutive Strategy Terms. The annual growth potential is the one-year Index Return up to the Index Cap. The annual downside protection guarantee is a dollar amount equal to no less than 90% of your initial investment allocation (adjusted for withdrawals, Rider Charges deducted, and transfers). We call this the Adaptive Floor Indexed Strategy in Our marketing materials.

Aggregate Floor Percentage

The percentage represents the maximum negative return in each Strategy Term for the Aggregate Floor Indexed Strategy. The Aggregate Floor Percentage will change from one consecutive Strategy Term to the next. The initial Aggregate Floor Percentage for your initial investment allocation and any subsequent transfers is -10%. Subsequently, for each Strategy Term the percentage will be calculated at the start of each Strategy Term. We guarantee that the annual Floor Percentage for subsequent consecutive Strategy Terms will never be less than -20%. When referring to the Aggregate Floor Indexed Strategy, the Aggregate Floor Percentage may also be referred to as the "Floor Percentage."

Annuitant	The natural person(s) on whose life (or lives) Annuity Payments under the Contract are based.
Annuity Calculation Date	The date We calculate the first Annuity Payment.
Annuity Commencement Date	The date when Annuity Payments begin under the selected annuity option.
Annuity Payment	The money We pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Period	The period beginning on the Annuity Commencement Date during which Annuity Payments are payable.
Annuity Service Center

Correspondence, service or transaction requests, and inquiries to 123 Town Square PL, PMB 711, Jersey City, NJ 07310, via email to GAOperations@mail.gafg.com or via fax 855-299-0104. Please note: Premium Payments must be sent to 123 Town Square PL, PMB 711, Jersey City, NJ 07310. The overnight mailing address is 123 Town Square PL, PMB 711, Jersey City, NJ 07310 and should only be used for mail delivered via a courier.

Beneficiary	The person you name to receive a Death Benefit payable under this Contract.
Buffer	A downside protection feature that provides protection against a negative Index Return until the protection level has been exceeded.
Buffer Percentage

The percentage of negative Index Return, if any, that will not be included in the Index Credit for an Indexed Strategy with a Buffer. If the negative Index Return does not exceed the Buffer Percentage, the negative Index Return will not result in loss.

Code	Internal Revenue Code of 1986, as amended.
Company (or We, Us or Our)	Forethought Life Insurance Company.
Commuted Value

The present value of any annuity payout due and payable during guaranteed Annuity Payments. This amount is calculated using the applicable discount rate determined by Us for applicable fixed dollar amount Annuity Payments.

Contract

The ForeStructured Growth and ForeStructured Growth Advisory Contract, which is a single premium deferred index-linked annuity contract, including any riders or endorsements between the Company and you, as the Owner.

Contract Anniversary	An anniversary of the Issue Date.
Contract Maturity Date

The later of (i) the tenth Contract Anniversary or (ii) the Contract Anniversary immediately following the oldest Owner's 95th birthday; or, in the case of a non-natural Owner, the Contract Anniversary immediately following the oldest Annuitant's 95th birthday.

Contract Value

The total amount attributable to your Contract during the Accumulation Period at any given time. The Contract Value is the sum of the Strategy Contract Values and the One-Year Fixed Strategy Value at any given time.

Contract Year	The 12-month period starting on the Issue Date and each Contract Anniversary thereafter.
Crediting Rate	The rate(s) We set for each Indexed Strategy in advance of each Strategy Term which is used in the calculation of the Index Credit for that Indexed Strategy.
Daily Fixed Income Asset Proxy Interest Rate

For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, a rate of interest used in the calculation of the Fixed Income Asset Proxy, as described in "Calculation of Strategy Interim Value" in the Statement of Additional Information.

Death Benefit	The amount that We will pay upon the death of the Owner or the Annuitant, as applicable. If there are joint Owners, the Death Benefit will pay upon the first death of an Owner.
Derivative Asset Proxy

For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, a component of the Strategy Interim Value formula. It reflects Our valuation of a hypothetical portfolio of derivative instruments that replicates the derivative assets We hold to support an Indexed Strategy. For each Indexed Strategy, it is calculated each Valuation Day based on the Indexed Strategy Base and the Market Value of Options, as described in "Calculation of Strategy Interim Value" in the Statement of Additional Information.

Designated States	For Contracts issued on or after May 1, 2024 in Designated States, Strategy Interim Values are calculated, and MVAs are applied, in the same manner as Contracts issued before May 1, 2024.
From May 1, 2024 to June 30, 2024, the following were Designated States: District of Columbia, Iowa, Louisiana, Maryland, Missouri, Nebraska, and Virginia.
Effective July 1, 2024, the only Designated State is Missouri.
Due Proof of Death	A certified copy of a death certificate, an order of a court of competent jurisdiction, or any other proof, acceptable to Us.
Ending Index Date	The Valuation Day used to determine the Index Value at the end of the Strategy Term. It is the Valuation Day immediately preceding the Contract Anniversary.
Fixed Income Asset Proxy

For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, a component of the Strategy Interim Value formula and used in the calculation of MVAs. It reflects Our valuation of a hypothetical portfolio of fixed income instruments that replicates the fixed income assets We hold to support an Indexed Strategy. For each Indexed Strategy, it is calculated each Valuation Day based on the Indexed Strategy Base, the Market Value of Options on the Starting Index Date, the number of days elapsed in the Strategy Term, and the Daily Fixed Income Asset Proxy Interest Rate, as described in "Calculation of Strategy Interim Value" in the Statement of Additional Information.

Floor	A downside protection feature that provides protection against further negative Index Return after the protection level has been met.
Floor Percentage

The percentage that represents the maximum negative Index Return that We will apply for an Indexed Strategy with a Floor or Aggregate Floor even if negative performance of the Index exceeds that percentage. If the Index Return is negative and is greater than the Floor Percentage, then the Index Credit will be equal to the Index Return. If the Index Return is equal to or less than the Floor Percentage, We will reduce the Strategy Contract Value by the Floor Percentage.

Free Withdrawal Amount (FWA)

The amount that can be withdrawn in any Contract Year without incurring a Withdrawal Charge and MVA, which includes the Required Minimum Distribution for this Contract. All withdrawals from Indexed Strategies are based on the Strategy Interim Value if taken prior to the end of the Strategy Term, even if within the Free Withdrawal Amount. Withdrawals of the Free Withdrawal Amount may be subject to taxes and tax penalties.

General Account	The account that holds all of the Company's assets other than assets allocated to the Separate Account and other separate accounts established by the Company.
Good Order

A request, including an application, is in Good Order if it includes all information We require to process the request. Good Order also includes submitting the information on the correct form(s) or any other method acceptable to Us with any required certification, guarantees or signatures to Our Annuity Service Center.

Gross Withdrawal

The Gross Withdrawal is the total amount We deduct from your Contract Value as a result of your withdrawal request. This amount includes your withdrawal proceeds (which is the Net Withdrawal amount, as defined below), any applicable Withdrawal Charge, MVA and any other applicable charges or taxes.

Index	The market index used by the Indexed Strategy to determine the Index Credit.
Index Cap

One of the upside crediting methods available under the Contract. It represents the maximum possible positive Index Return that will be included in the Index Credit for an Indexed Strategy with an Index Cap. It is declared in advance of each Strategy Term and is guaranteed not to change for the length of the Strategy Term.

Index Credit	The rate of return applied to the Indexed Strategy Base at the end of each Strategy Term.
Index Return	The net percentage change in the value of the Index from the Starting Index Date to the Ending Index Date.
Index Value

Defined for each Indexed Strategy, and is the published value of an Index. If the Index Value is not published on any day for which an Index Value is required, the nearest preceding published Index Value will be used.

Indexed Strategy

Any of the Indexed Strategies available under the Contract. You elect the Indexed Strategy(ies) to which the Premium Payment is allocated or a reallocation is made, subject to the terms of this Contract and any applicable Riders. We may cease to offer a specific Indexed Strategy or cease to accept reallocations to a specific Indexed Strategy at any time. Any new reallocations accepted are subject to the terms and conditions in existence for any Indexed Strategy(ies) available at that time. The Indexed Strategies you have elected at issue are shown in your Contract.

Indexed Strategy Base

Each Indexed Strategy has its own Indexed Strategy Base. On the first Valuation Day of the Strategy Term it is equal to the amount allocated to an Indexed Strategy. It is subsequently adjusted for any Gross Withdrawals, including, the deduction of Rider Charges and advisory fees and systematic withdrawals and Required Minimum Distributions. At the end of the Strategy Term it is the basis to which the Index Credit is applied.

Indexed Strategy Parameters	The upside crediting method and downside protection feature for a given Indexed Strategy.
Issue Age	The age as of the last birthday of the oldest Owner on the Issue Date, or oldest Annuitant, as applicable.
Issue Date	The date on which the Contract is established by Us. The Issue Date is shown in your Contract. (The Contract will not be issued on February 29th).
Market Value of Options

A value used to determine Strategy Interim Value during the Strategy Term. It reflects Our valuation of derivative instruments that We hold to support Our payment obligations and is intended to reflect Our risk that the Index will suffer a loss at the end of the Strategy Term based on the current volatility of the Index, Index performance, the time remaining in the Strategy Term and changes in prevailing interest rates. See "Calculation of Strategy Interim Value" in the Statement of Additional Information for more information.

Market Value Adjustment (MVA)

Cumulative withdrawals (partial or full) in any Contract Year that exceed the Free Withdrawal Amount during the Withdrawal Charge Period will be subject to an MVA. An MVA will also apply to Contract Value that exceeds your Free Withdrawal Amount if you annuitize your Contract during the Withdrawal Charge Period. An MVA may apply on any day during the Withdrawal Charge Period, including the last day of a Strategy Term.

An MVA may be positive, negative, or equal to zero and will be based on interest rates, spreads and time to maturity. The application of an MVA differs depending on the Issue Date for your Contract, as follows:

• For Contracts issued before May 1, 2024, and Contracts issued on or after May 1, 2024 in Designated States, an MVA will be applied to Contract Value deducted in excess of the Free Withdrawal Amount from the One-Year Fixed Strategy and any Indexed Strategy.
• For Contracts issued on or after May 1, 2024, except Contracts issued in Designated States, an MVA will be applied to Contract Value deducted in excess of the Free Withdrawal Amount from (i) the One-Year Fixed Strategy and (ii) any Indexed Strategy to the extent that the amount deducted from the Indexed Strategy is attributable to the Fixed Income Asset Proxy. See "Calculation of Strategy Interim Value" in the Statement of Additional Information for explanation of the Fixed Income Asset Proxy.

An MVA may apply upon any surrender or partial withdrawal (including Required Minimum Distributions for this Contract), or annuitization in excess of the Free Withdrawal Amount during the Withdrawal Charge Period. Withdrawals to pay advisory fees if taken as part of Our systematic withdrawal program; withdrawals under the bailout waiver, nursing home waiver and terminal illness waiver; and Death Benefit payments are not subject to an MVA.

The application of a negative MVA could result in significant loss. In extreme circumstances, it is possible to lose 100% of the amount withdrawn or annuitized from an Indexed Strategy due to a negative MVA.

More information about MVA calculations is provided under "Contract Charges and Adjustments — Market Value Adjustment" in this prospectus and "Calculation of Market Value Adjustment" in the Statement of Additional Information.

Net Withdrawal

The Net Withdrawal is the amount that you will receive as a result of any withdrawal request. The Net Withdrawal is the Gross Withdrawal amount (the withdrawal amount you requested) less any applicable Withdrawal Charge, MVA and any other applicable charges or taxes

One-Year Fixed Strategy

The investment option under the Contract that provides for guaranteed interest, and is subject to a guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% after the Withdrawal Charge Period).

Interests in the One-Year Fixed Strategy are not registered under the Securities Act of 1933, and the One-Year Fixed Strategy is not registered as an investment company under the Investment Company Act of 1940. Disclosures regarding the One-Year Fixed Strategy in this prospectus are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.

One-Year Fixed Strategy Value	The amount of Contract Value allocated to the One-Year Fixed Strategy at any given time.
Optional Death Benefit Value	The Death Benefit value used to determine the Death Benefit payable if the Return of Premium Death Benefit is elected.
Owner

The person(s) or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to Owner in this prospectus includes any joint Owner. References to "you" in this prospectus refer to the Owner or a prospective Owner.

Participation Rate

One of the upside crediting methods available under the Contract. A percentage that is multiplied by any positive Index Return to calculate the Index Credit for an Indexed Strategy with a Participation Rate. It is declared in advance of each Strategy Term and is guaranteed not to change for the length of the Strategy Term.

Performance Lock

A feature under the Contract for each Indexed Strategy. If the Performance Lock feature is exercised during a Strategy Term, your Strategy Interim Value (which otherwise fluctuates each Valuation Day) is "locked in" on the Performance Lock Date and will accumulate at a fixed rate equivalent to the One-Year Fixed Strategy for the remainder of the Strategy Term. You do not receive an Index Credit at the end of a Strategy Term once the Performance Lock feature has been exercised. Exercise of Performance Lock is irrevocable. If you lock-in a negative Strategy Interim Value adjustment, you will be locking-in a loss, which could be significant.

Performance Lock Date	The Valuation Day on which We process an exercise of the Performance Lock/Contract Anniversary.
Premium Payment	The single premium paid to the Company under the Contract, less any applicable premium taxes due at the time the payment is made.
Reallocation Period

You may request a reallocation for a period of 30 days prior to the end of the Strategy Term and the request must be received at least two Valuation Days prior to the end of the Strategy Term. The reallocation will be effective on the Strategy Term end date.

Required Minimum Distribution ("RMD")

A federal requirement that individuals who attain the "applicable age" as defined under the Code generally must take a distribution from their tax-qualified retirement account by December 31, each year, or that requires Beneficiaries to take certain distributions after the IRA Owner's death.

Return of Premium Base

The amount equal to the Premium Payment on the Issue Date, or equal to the Contract Value if elected after the Issue Date following spousal continuation, if the optional Return of Premium Death Benefit is elected. In general, the Return of Premium Base is reduced proportionally for Gross Withdrawals, which could reduce the Death Benefit by more than the amount of the withdrawal. Systematic withdrawals to pay advisory fees will not reduce the Return of Premium Base.

Return of Premium Death Benefit	The optional Return of Premium Death Benefit provides a Death Benefit, for an additional charge, equal to the greater of the Contract Value and the Return of Premium Base.
Rider Charge	The charge that is applicable with the election of the optional Return of Premium Death Benefit.
Right to Examine Period	The period of time that you have to examine your Contract after you receive it. The Right to Examine Period may vary according to state law.
Separate Account

A segregated account that We established to hold assets in support of Our guarantees under the Contract's Indexed Strategies and One-Year Fixed Strategy. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

Starting Index Date

The Valuation Day used to determine the Index Value and the Market Value of Options at the beginning of the Strategy Term. This is the Valuation Day immediately preceding the Issue Date or the Contract Anniversary.

Strategy Contract Value

Each Indexed Strategy to which you allocate Contract Value will have a separate Strategy Contract Value. On the first day of a Strategy Term, the Strategy Contract Value equals the Indexed Strategy Base. On each day between the first day and the end of the Strategy Term, the Strategy Contract Value equals the Strategy Interim Value. At the end of the Strategy Term, the Strategy Contract Value equals the Indexed Strategy Base multiplied by 1 plus the Index Credit.

Strategy Interim Value

The daily account value for an Indexed Strategy on any Valuation Day during a Strategy Term other than the first and last day. Strategy Interim Value is calculated at the end of a Valuation Day. We will apply the Strategy Interim Value if amounts are withdrawn or otherwise removed from an Indexed Strategy before the end of a Strategy Term, which may result in significant loss. The types of transactions to which We may apply Strategy Interim Value include partial withdrawals (including withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions under the Contract), full surrender of your Contract, cancellation, annuitization, Death Benefit payments, Performance Lock, and deductions for Rider Charges.

Strategy Interim Value could reflect loss, even when the Index is performing positively. This is because gain or loss associated with Strategy Interim Value (i.e., the Strategy Interim Value adjustment) is not calculated the same way as Index Credits. It is calculated based on Our valuation of the market instruments that We hold to support the Indexed Strategy. Strategy Interim Value does not directly reflect the actual performance of the applicable Index and is not subject to the Buffer Percentage or Floor Percentage. Strategy Interim Value may reflect lower gains, if the Index is performing positively, and higher losses, if the Index is performing negatively, than would apply at the end of the Strategy Term. A Strategy Interim Value adjustment is generally expected to be less than the term-to-date Index performance on any Valuation Day.

The application of Strategy Interim Value could result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to a negative Strategy Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings if amounts are withdrawn or otherwise removed from an Indexed Strategy prior to the end of a Strategy Term).

The formula used to calculate Strategy Interim Value depends on the Issue Date for your Contract:
• For Contracts issued before May 1, 2024, and Contracts issued on or after May 1, 2024 in Designated States, Strategy Interim Value will be equal to the Indexed Strategy Base multiplied by the lesser of: (i) one plus the Market Value of Options We hold to support the Indexed Strategy, and (ii) one plus the upside crediting method rate, prorated based on the number of days that have elapsed in the Strategy Term.
• For Contracts issued on or after May 1, 2024, except Contracts issued in Designated States, Strategy Interim Value will be equal to the sum of: (i) the Derivative Asset Proxy and (ii) the Fixed Income Asset Proxy. The Derivative Asset Proxy and Fixed Income Asset Proxy reflect Our valuation of the derivative and fixed income instruments, respectively, that We hold to support the Indexed Strategy.

More information about Strategy Interim Value calculation is provided under "Contract Charges and Adjustments — Strategy Interim Value Adjustment" in this prospectus and "Calculation of Strategy Interim Value" in the Statement of Additional Information.

Strategy Term	The period over which performance of an Index is measured to determine Index Return, or, for the One-Year Fixed Strategy, the period over which interest is credited at a specified declared rate.
Surrender Value	The Contract Value prior to the Annuity Commencement Date, less any applicable Withdrawal Charge, MVA, premium taxes and any applicable Rider Charges.
Tier Level	The level of Index Return that determines the applicability of the Tier Participation Rates for an Indexed Strategy with the Tier Participation Rate upside crediting method.
Tier Participation Rate

One of the upside crediting methods available under the Contract. A percentage that is multiplied by any positive Index Return to calculate the Index Credit for an Indexed Strategy with Tier Participation Rates. Tier Participation Rates include a Tier One Participation Rate and a Tier Two Participation Rate. Positive Index Return that is less than or equal to the Tier Level is multiplied by the Tier One Participation Rate. Positive Index Return that is in excess of the Tier Level is multiplied by the Tier Two Participation Rate. The Index Credit is equal to the sum of these values.

Withdrawal Charge

A charge assessed on the Gross Withdrawals within a Contract Year that exceed the Free Withdrawal Amount, which includes the Required Minimum Distribution for this Contract, or annuitization during the Withdrawal Charge Period. Withdrawals to pay advisory fees (if taken as part of Our systematic withdrawal program); withdrawals under the bailout waiver; nursing home waiver and terminal illness waiver; and Death Benefit payments are not subject to a Withdrawal Charge.

Withdrawal Charge Period (WCP)	The six year period when We may assess a Withdrawal Charge and an MVA on surrender, a partial withdrawal or annuitization.
Valuation Day

Every day the New York Stock Exchange is open for regular trading. The value of an Indexed Strategy is determined at the close of the New York Stock Exchange (generally 4:00 pm Eastern Time) on such days.

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The ForeStructured Growth and ForeStructured Growth Advisory Contract are designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as funding your retirement. The Contract allows you to access your money during the Accumulation Period by taking withdrawals of your Contract Value. During the Annuity Period, We pay guaranteed income in the form of Annuity Payments. The Contract also has a Death Benefit that may become payable during the Accumulation Period. All benefits and payments under the Contract are subject to the terms and conditions described in this prospectus.

The Contract may be appropriate for you if: (i) you are looking for exposure to equity markets through index-linked investment options that include a level of downside protection; (ii) you have a long-term investment horizon; and (iii) you are interested in potential for tax-deferred growth.

While the Contract provides some protection against loss, you can lose money under the Contract. It is possible to lose your entire principal investment and any earnings over the life of your Contract. You should not buy the Contract if you are not willing to assume the risks associated with the Contract, including the risk of loss. Furthermore, the Contract is not appropriate for you if you are looking for a short-term investment (i.e., if you intend to make early or frequent withdrawals based on your liquidity needs). Withdrawals (partial and full) may result in Withdrawal Charges, negative Market Value Adjustments, taxes and tax penalties. In addition, withdrawals from an Indexed Strategy before the end of a Strategy Term may result in negative Strategy Interim Value adjustments and will result in proportional reductions to your Indexed Strategy Base.

You should not buy the Contract if you plan to take withdrawals to pay advisory fees other than through the systematic withdrawal program, as advisory fees withdrawn outside of the systematic withdrawal program may be subject to Withdrawal Charges and negative MVAs, and will result in proportional reductions to the optional Return of Premium Death Benefit if elected. In addition, whether or not advisory fee withdrawals are taken through the systematic withdrawal program, the Contract is not appropriate for investors who plan to take such withdrawals from an Indexed Strategy before the end of a Strategy Term, as negative Strategy Interim Value adjustments and proportional reductions to the Indexed Strategy Base could result in significant loss.

The Contract may not be available in all states (i.e., New York), may vary in your state or may not be available through all selling firms or all financial professionals. The availability of investment options and features may vary by selling firm or financial professional. See Appendix B for state variations.

Phases of the Contract

The Contract has two phases: (i) an Accumulation Period (for savings) and (ii) an Annuity Period (for income).

(i)  Accumulation Period

You invest in the Contract's investment options during the Accumulation Period to help you accumulate assets on a tax-deferred basis. Your accumulated assets are used to value your Contract and the Death Benefit. During the Accumulation Period, you may allocate Contract Value to one or more Indexed Strategies and/or the One-Year Fixed Strategy, subject to certain restrictions. Additional information about each investment option is provided in "Appendix A: Investment Options Available Under the Contract."

We reserve the right to add, remove and change the strategies that We make available for investment. We guarantee that the One-Year Fixed Strategy and the S&P 500® one year with Index Cap and 0% Floor Indexed Strategy will be available. We do not guarantee the availability of any other strategies. From one Strategy Term to the next, We may not offer any Indexed Strategies with Buffer, Aggregate Floor, Participation Rate, or Tier Participation Rate, each as summarized further below. The Indexed Strategy that We guarantee to make available is subject to Our right of Index replacement.

The strategies that We guarantee to make available generally have limited potential for investment gain. Assuming the guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% thereafter) or the guaranteed minimum Index Cap (1.00% during the Withdrawal Charge Period and 0.50% thereafter), as applicable for those strategies, your potential return for a Strategy Term could be no greater than 0.10%.

Indexed Strategies

For each Indexed Strategy, We will apply an Index Credit (i.e., positive, negative or zero interest) at the end of the Strategy Term to amounts allocated to the Indexed Strategy based, in part, on the performance of the Index. For example, if the Index Credit is 5%, you will experience a 5% gain on the Strategy Term end date. Conversely, if the Index Credit is -5%, you will experience a 5% loss. You could lose a significant amount of money if the Index declines in value.

Limits on Index Losses

We limit the negative Index Return used in calculating Index Credit through a Buffer or Floor downside protection feature. The level of protection against negative Index Returns is based on the applicable Buffer Percentage or Floor Percentage.

•  A Buffer Percentage establishes the maximum amount of negative Index Return that will not be reflected in a negative Index Credit for a given Strategy Term. For example, if the Buffer Percentage is 10% and the Index Return is -25%, We will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer Percentage). If the Index Return is instead -5% (which does not exceed the Buffer Percentage), We will apply a 0% Index Credit (i.e., no loss).

•  A Floor Percentage establishes the lowest negative Index Credit that may be applied for a given Strategy Term. For example, if the Floor Percentage is -10% and the Index Return is -25%, We will apply a -10% Index Credit (the amount of negative Index Return up to the Floor Percentage). If the Index Return is instead -5% (which is higher than the Floor Percentage), We will apply a -5% Index Credit.

  We are currently offering two Indexed Strategies with a Floor: (i) an Indexed Strategy with a 0% Floor Percentage and (ii) an Indexed Strategy with a feature called Aggregate Floor.

o  If you select the Indexed Strategy with a 0% Floor Percentage, there is no risk of loss due to a negative Index Return. The Index Credit will never be lower than 0%. Nonetheless, like any other Indexed Strategy, there may be losses due to Withdrawal Charges, negative MVAs, negative Strategy Interim Value adjustments, and taxes and tax penalties.

o  If you select the Indexed Strategy with Aggregate Floor, for so long as you remain invested in that Indexed Strategy for consecutive one-year Strategy Terms, the Floor Percentage will be adjusted from one Strategy Term to the next to provide a limit on Index losses spanning those consecutive Strategy Terms. The initial Floor Percentage will be -10%. The Floor Percentage for subsequent consecutive Strategy Terms may be higher or lower than the previous Strategy Term depending on your Index Credits, how you manage your Strategy Value, and whether you elect a Floor reset, but is guaranteed to never be lower than -20%. This strategy may appeal to a person who is concerned about cumulative negative Index performance over the course of multiple Strategy Terms.

Except for the Indexed Strategy with Aggregate Floor, an Indexed Strategy's Buffer Percentage or Floor Percentage will not be changed for the life of the Indexed Strategy. However, because We reserve the right to add and remove Indexed Strategies, the limits on Index losses offered under the Contract for future Strategy Terms may change.

We will always offer an Indexed Strategy with a 0% Floor Percentage. We may offer Indexed Strategies in the future that do not limit Index losses.

Limits on Index Gains

Each Indexed Strategy has an upside crediting method. We limit the amount you can earn on an Indexed Strategy through the applicable upside crediting method.

The upside crediting methods for the Indexed Strategies provide for positive Index Credit only if the Index Return at the end of the Strategy Term is positive. The following further summarizes the upside crediting methods for the available Indexed Strategies.

•  Index Cap. If the Index Return is positive or zero, the Index Credit will equal the Index Return, subject to the Index Cap. For example, if the Index Return is 10% and the Index Cap is 6%, We will apply a 6% Index Credit.

•  Participation Rate. If the Index Return is positive or zero, the Index Credit will equal the Participation Rate multiplied by the Index Return. For example, if the Index Return is 10% and the Participation Rate is 80%, We will apply an 8% Index Credit (10% x 80% = 8%).

•  Tier Participation Rate. If the Index Return is positive or zero, the Index Return up to the Tier Level is multiplied by the Tier One Participation Rate and any Index Return in excess of the Tier Level is multiplied by the Tier Two Participation Rate. The Index Credit is equal to the sum of these values.

  For example, assume a Tier One Participation Rate of 80%, a Tier Two Participation Rate of 100% and a Tier Level of 10%:

o  If the Index Return is 10% (which does not exceed the Tier Level), the Index Credit is the sum of (a) 10% multiplied by the 80% Tier One Participation Rate (10% x 80% = 8%) and (b) 0% multiplied by the 100% Tier Two Participation Rate (0% x 100% = 0%). As a result, We will apply an 8% Index Credit (8% + 0% = 8%).

o  If the Index Return is 15% (which does exceed the Tier Level), the Index Credit is the sum of (a) 10% multiplied by the 80% Tier One Participation Rate (10% x 80% = 8%) and (b) 5% multiplied by the 100% Tier Two Participation Rate (5% x 100% = 5%). As a result, We will apply a 13% Index Credit (8% + 5% = 13%).

For the Indexed Strategies that We are currently offering, the rates for their upside crediting methods will change from one Strategy Term to the next. We declare the rates for the available Indexed Strategies' upside crediting methods in advance of each Strategy Term. The rates for a given Strategy Term may be higher or lower than the rates for previous or future Strategy Terms, subject to applicable guaranteed limits. For the currently available Indexed Strategies:

•  The guaranteed minimum Index Cap for an Indexed Strategy with Index Cap is 1.00% and 0.50% during and after the Withdrawal Charge Period, respectively.

•  The guaranteed minimum Participation Rate or Tier Participation Rate is 10% for an Indexed Strategy with Participation Rate or Tier Participation Rate. The guaranteed maximum Tier Level for an Indexed Strategy with Tier Participation Rate is 30%.

If We offer new Indexed Strategies with the same upside crediting methods in the future, the same guarantees specified above will apply.

(ii)  Annuity Period

When your Contract enters the Annuity Period, your accumulated assets are converted into a stream of Annuity Payments from Us. This is also referred to as "annuitizing" your Contract. You generally decide when to annuitize your Contract, although you cannot annuitize prior to the first Contract Anniversary and your Contract must be annuitized by the Contract Maturity Date.

There are a variety of annuity options from which you may choose, including payments for life or for a guaranteed period of years, and such payments may be for a single life or joint lives. Annuity Payments are made on a fixed basis (i.e., they will not fluctuate in amount). During the Annuity Period, you will no longer be able to take withdrawals from your Contract. The Death Benefit is not payable during the Annuity Period and will terminate without value as of the Annuity Commencement Date. No amounts will be payable upon death during the Annuity Period unless the Annuity Payment option that you selected provides otherwise.

Contract Features

Contract Classes. We offer two different classes of the Contract: B-share and I-share. The B-share class is offered through registered broker-dealers to which We pay sales commissions. The I-share class is available through registered investment advisers (RIAs) that charge an advisory fee for their services. The classes have different Withdrawal Charge schedules. Limits on Index gains and losses may differ for B-share and I-share contracts, subject to applicable guarantees.

Access to Your Money. You may take withdrawals from your Contract at any time during the Accumulation Period. All withdrawals under the Contract are either a partial withdrawal (a withdrawal of a portion of your Contract Value) or a surrender (a full withdrawal of your Contract Value). Partial withdrawals include not only one-time withdrawals, but also withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions. A surrender will terminate the Contract and its benefits, including the Death Benefit.

Withdrawals (including systematic withdrawals) will be taken proportionately from the One-Year Fixed Strategy and Indexed Strategies in which you are invested at the time of the withdrawal.

Withdrawals under the Contract are subject to significant risks and may result in significant loss. You should consult with your financial professional before taking any withdrawals under the Contract. See "Principal Risks of Investing in the Contract — General Liquidity Risk" for more information.

Tax Treatment. Earnings (if any) under your Contract are generally tax-deferred. Income taxes generally apply only upon making a withdrawal, receiving a payment from Us or payment of the Death Benefit. Amounts withdrawn from the Contract may also be subject to a 10% additional tax, in addition to ordinary income taxes, if taken before age 59 1/2.

Death Benefit. A Death Benefit will become payable upon the death of the Owner during the Accumulation Period. Under the standard Death Benefit, which is included in the Contract for no additional charge, the Death Benefit will equal the Contract Value. For an additional charge, you may elect the optional Return of Premium Death Benefit. The optional Return of Premium Death Benefit may be elected at issue or following spousal continuation. The amount payable under the optional Return of Premium Death Benefit is the greater of the Contract Value or the Return of Premium Base.

All partial withdrawals reduce the standard Death Benefit, which is equal to Contract Value. In addition to reducing the Contract Value, if the optional Return of Premium Death Benefit has been elected, partial withdrawals will also proportionally reduce the Return of Premium Base and, in turn, could reduce the Death Benefit by significantly more than the amount of the withdrawal. Systematic withdrawals to pay advisory fees will reduce Contract Value, but will not reduce the Return of Premium Base for the optional Return of Premium Death Benefit. All other partial withdrawals, including Required Minimum Distributions and other systematic withdrawals under the Contract, will proportionally reduce the Return of Premium Base and reduce the Contract Value.

If you elect the optional Return of Premium Death Benefit, the annual charge will always be deducted from your Indexed Strategies prior to their Strategy Term end dates, resulting in a Strategy Interim Value adjustment each time that the charge is deducted from an Indexed Strategy. You should consult with a financial professional about whether the optional Return of Premium Death Benefit is appropriate for you.

Performance Lock. A feature under the Contract for each Indexed Strategy. If the Performance Lock feature is exercised during a Strategy Term, your Strategy Interim Value (which otherwise fluctuates each Valuation Day) is "locked in" on the Performance Lock Date and will accumulate at a fixed rate equivalent to the One-Year Fixed Strategy for the remainder of the Strategy Term. Please note, your "locked-in" Strategy Contract Value will be reduced by the dollar amount of any withdrawal and/or Rider Charges and advisory fees assessed from your Strategy Contract Value, including any applicable Withdrawal Charges, MVA, and any taxes payable by Us and not previously deducted.

You do not receive an Index Credit at the end of a Strategy Term once the Performance Lock feature has been exercised. Exercise of Performance Lock is irrevocable. You will not know the locked-in Strategy Interim Value upon exercising Performance Lock. If you lock-in a negative Strategy Interim Value adjustment, you will be locking-in a loss, which could be significant.

You may exercise the Performance Lock feature at any time by notifying Us in a manner acceptable to Us, prior to 4:00 p.m. Eastern Time on the fourth to last Valuation Day of the Strategy Term.

Free Withdrawal Amount. There is a Free Withdrawal Amount during the Withdrawal Charge Period. The Free Withdrawal Amount for the first Contract Year is equal to the greater of (i) 10% of your Premium Payment or (ii) the Required Minimum Distribution for your Contract for the calendar year in which the Contract Year begins. The Free Withdrawal Amount for all subsequent Contract Years is equal to the greater of (i) 10% of the Contract Value on the prior Contract Anniversary or (ii) the Required Minimum Distribution for your Contract for the calendar year in which the Contract Year begins.

Withdrawals of the Free Withdrawal Amount during a Contract Year will not be subject to Withdrawal Charges or MVAs. However, negative Strategy Interim Value adjustments, taxes and tax penalties may apply.

Systematic Withdrawal Program for Advisory Fees. Available for I-share Contracts only. Withdrawals to pay advisory fees as part of the systematic withdrawal program are not subject to Withdrawal Charges or MVAs. In addition, program withdrawals will not result in proportionate reductions to the optional Return of Premium Death Benefit, if elected. Negative Strategy Interim Value adjustments and negative tax consequences may apply. Program withdrawals are limited to a maximum of 1.5% of Contract Value per Contract Year.

Withdrawal Charge and MVA Waivers. We will waive any Withdrawal Charges and MVAs on certain types of withdrawals, as summarized below. These waivers are subject to terms and conditions. Even if Withdrawal Charges and MVAs are waived, negative Strategy Interim Value adjustments, taxes and tax penalties may apply.

•  Bailout Waiver. Each Indexed Strategy, except the six-year Indexed Strategies, includes a bailout provision. If the upside crediting method rate is set below the bailout rate, Withdrawal Charges and MVAs on withdrawals will be waived.

•  Nursing Care Waiver. If confined to a nursing facility, Withdrawal Charges and MVAs on withdrawals may be waived.

•  Terminal Illness Waiver. If diagnosed with a terminal illness, Withdrawal Charges and MVAs on withdrawals may be waived.

Contract Adjustments

You could lose a significant amount of money due to a negative MVA or a negative Strategy Interim Value adjustment.

Market Value Adjustments. Cumulative withdrawals (partial or full) that exceed the Free Withdrawal Amount for any Contract Year during the Withdrawal Charge Period may be subject to an MVA. An MVA will apply to the Contract Value that exceeds your Free Withdrawal Amount if you annuitize your Contract during the Withdrawal Charge Period. An MVA may apply on any day during the Withdrawal Charge Period, including the last day of a Strategy Term.

The One-Year Fixed Strategy (not the Indexed Strategies) is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. A negative MVA will never cause the amount payable upon withdrawal, or the amount annuitized, from the One-Year Fixed Strategy to be less than the minimum non-forfeiture amount required by state law.

Strategy Interim Value Adjustments. We will apply a Strategy Interim Value adjustment if amounts are withdrawn or otherwise removed from an Indexed Strategy before the end of a Strategy Term. The types of transactions that may result in a Strategy Interim Value adjustment include partial withdrawals (including, e.g., withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions), full surrender, cancellation, annuitization, Death Benefit payments, Performance Lock and deductions for Rider Charges.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?	Yes.
Withdrawal Charges. If you take a withdrawal or annuitize during the first six Contract Years, you may be assessed a Withdrawal Charge of up to 8% for a B-share Contract or up to 2% for an I-share Contract, as a percentage of the amount withdrawn or annuitized. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a Withdrawal Charge of up to $8,000 for a B-share Contract or up to $2,000 for an I-share Contract. This loss will be greater if there are also negative MVAs, negative Strategy Interim Value adjustments, taxes or tax penalties.
Market Value Adjustment. If you take a withdrawal or annuitize during the first six Contract Years, We may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or annuitized from an Indexed Strategy due to a negative MVA. For example, if you withdraw $100,000 from an Indexed Strategy, you could lose up to $100,000 of the withdrawal proceeds. An MVA may apply to a withdrawal or annuitization during the Withdrawal Charge Period, including the last day of a Strategy Term. Losses due to a negative MVA will be greater if there are also Withdrawal Charges, negative Strategy Interim Value adjustments, taxes or tax penalties.
	Strategy Interim Value Adjustment. If all or a portion of Contract Value is removed from an Indexed Strategy before the expiration of a Strategy Term, We will apply a Strategy Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Indexed Strategy due to a negative Strategy Interim Value adjustment. For example, if you allocate $100,000 to an Indexed Strategy with a 6-year Strategy Term and take a withdrawal before the 6 years have ended, you could lose your entire $100,0000 investment. The types of transactions that may result in a Strategy Interim Value adjustment include partial withdrawals (including, e.g., withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions), full surrender, cancellation, annuitization, Death Benefit payments, Performance Lock and deductions for Rider Charges. Losses due to a negative Strategy Interim Value adjustment will be greater if there are also Withdrawal Charges, negative MVAs, taxes or tax penalties.	Fee Table Contract Charges and Adjustments
Are There Transaction Charges?	No. Other than Withdrawal Charges, MVAs and Strategy Interim Value adjustments, there are no transaction charges under the Contract.	Fee Table Contract Charges and Adjustments

FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Ongoing Fees and Expenses?	Yes.
Under the Indexed Strategies, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by Our use of an Index Cap, Participation Rate, or Tier Participation Rate. This means that your returns may be lower than the Index's returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on if you choose the optional benefit. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any advisory fees paid to financial professionals from Contract Value or other assets of the Owner; if such charges were reflected, ongoing fees and expenses would be higher.			Fee Table Contract Charges and Adjustments
Annual Fee	Minimum	Maximum
Optional benefit available for an additional charge (for a single optional benefit, if elected)	0.00%	0.50%(1)
(1) As a percentage of the Optional Death Benefit Value for the Return of Premium Death Benefit. The charge shown applies to Issue Ages 71+. For Issue Ages up to 70, the charge is 0.20%. The charge is assessed on the Valuation Day prior to each Contract Anniversary. Each time the charge is deducted from an Indexed Strategy, a Strategy Interim Value adjustment and a proportional reduction to the Indexed Strategy Base will apply. When deducted from an Aggregate Floor Indexed Strategy, the charge will proportionally reduce the Aggregate Floor. Negative Strategy Interim Value adjustments and proportional reductions could be greater than the dollar amount of the charge, perhaps significantly greater.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges, negative MVAs and negative Strategy Interim Value adjustments that substantially increase costs.
Lowest Annual Cost: $0 Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Contract class • No optional benefit • No sales charges • No advisory fees • No transfers or withdrawals	Highest Annual Cost: $500
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive Contract class and the optional benefit
• 0% Strategy Interim Value adjustments for Rider Charge deductions
• No sales charges
• No advisory fees
• No transfers or withdrawals

RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes.
• You can lose money by investing in the Contract.
• For amounts allocated to an Indexed Strategy with a Buffer, if there is negative Index performance, you risk any Index losses that exceed the Buffer Percentage. The maximum amount of loss at the end of a Strategy Term that you could experience from negative Index performance after taking into account the current Buffer Percentages provided under the Contract ranges from 80% to 95%.
• For amounts allocated to an Indexed Strategy with a Floor, if there is negative Index performance, you risk any Index losses up to the Floor Percentage. The maximum amount of loss at the end of a Strategy Term that you could experience from negative Index performance after taking into account the current Floor Percentages provided under the Contract is 0% (for the Indexed Strategy with a 0% Floor Percentage) or 20% (for the Indexed Strategy with an Aggregate Floor).
• The limits on Index loss offered under the Contract may change from one Strategy Term to the next; however, We will always offer an Indexed Strategy with a 0% Floor Percentage.
• In the future, We may not offer any Indexed Strategies with Buffer or Aggregate Floor, and We do not guarantee a minimum Buffer Percentage or Floor Percentage for any new Indexed Strategies that We may offer in the future. We may offer Indexed Strategies in the future that do not limit Index losses, which would mean risk of loss of the entire amount invested.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?	No.
• The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• The benefits of tax deferral and long-term income are generally more beneficial to investors with a long investment time horizon.
• Withdrawals may result in Withdrawal Charges, negative MVAs, taxes and tax penalties. Also, withdrawing or otherwise removing amounts from an Indexed Strategy before the end of a Strategy Term may result in negative Strategy Interim Value adjustments and loss of positive Index performance. Withdrawals may significantly reduce the Death Benefit.
• In addition to a Strategy Interim Value adjustment, which may be negative, withdrawals from an Indexed Strategy before the end of a Strategy Term will result in proportional reductions to your Indexed Strategy Base. The proportional reduction could be greater than the amount withdrawn. Reductions to your Indexed Strategy Base will result in lower Strategy Interim Values for the remainder of the Strategy Term and less positive Index Credit (if any) at the end of the Strategy Term.
• At the end of a Strategy Term, Contract Value in the matured strategy will be reallocated, withdrawn or annuitized according to your instructions. In the absence of instructions, Contract Value in the matured strategy will be reinvested in the same strategy for a new Strategy Term. If the same strategy is not available, Contract Value in the matured strategy will be automatically reallocated to the One-Year Fixed Strategy. You will receive at least 30 days' advance notice prior to the maturity of a Strategy Term.	Principal Risks of Investing in the Contract

RISKS	Location in Prospectus
What are the Risks Associated with the Investment Options?	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Indexed Strategies).
• Each investment option (including the One-Year Fixed Strategy) has its own unique risks. You should review the available investment options before making an investment decision.
For the Indexed Strategies:
• The upside crediting methods — either Index Cap, Participation Rate, or Tier Participation Rate — limit the amount you can earn on an Indexed Strategy (i.e., limited upside). This may result in you earning less than the Index Return.
For example:
o Index Cap: If the Index Return is 10% and the Index Cap is 6%, We will apply a 6% Index Credit at the end of the Strategy Term.
o Participation Rate: If the Index Return is 10% and the Participation Rate is 80%, We will apply an 8% Index Credit (10% x 80% = 8%) at the end of the Strategy Term.
o Tier Participation Rate: Assuming a Tier One Participation Rate of 80%, a Tier Two Participation Rate of 100% and a Tier Level of 10%:
◼ If the Index Return is 10% (which does not exceed the Tier Level), the Index Credit at the end of the Strategy Term will equal the sum of (a) 10% multiplied by the 80% Tier One Participation Rate (10% x 80% = 8%) and (b) 0% multiplied by the 100% Tier Two Participation Rate (0% x 100% = 0%), which equals 8% (8% + 0% = 8%).
◼ If the Index Return is 15% (which does exceed the Tier Level), the Index Credit at the end of the Strategy Term will equal the sum of (a) 10% multiplied by the 80% Tier One Participation Rate (10% x 80% = 8%) and (b) 5% multiplied by the 100% Tier Two Participation Rate (5% x 100% = 5%), which equals 13% (8% + 5% = 13%).
• The Buffer Percentage or Floor Percentage, as applicable, may limit negative Index Credits (i.e., limited protection in the case of market decline).
o Buffer Percentage: You bear the risk of loss for any negative Index Return in excess of the Buffer Percentage. For example, if the Buffer Percentage is 10% and the Index Return is -25%, We will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer Percentage) at the end of the Strategy Term. If the Index Return is instead -5% (which does not exceed the Buffer Percentage), We will apply a 0% Index Credit.
o Floor Percentage: You bear the risk of loss for any negative Index Return up to the Floor Percentage. For example, if the Floor Percentage is -10% and the Index Return is -25%, We will apply a -10% Index Credit (the amount of negative Index Return up to the Floor Percentage) at the end of the Strategy Term. If the Index Return is instead -5% (which is higher than the Floor Percentage), We will apply a -5% Index Credit.
• While the 0% Floor Indexed Strategy provides complete protection from a negative Index Return, like any other Indexed Strategy, there may be losses due to Withdrawal Charges, negative MVAs, negative Strategy Interim Value adjustments, taxes and tax penalties.	Principal Risks of Investing in the Contract

	RISKS	Location in Prospectus

• Each Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to Us, Forethought Life Insurance Company. Any obligations (including under the One-Year Fixed Strategy and the Indexed Strategies), guarantees or benefits of the Contract are subject to Our claims-paying ability. More information about Forethought Life Insurance Company, including Our financial strength ratings, is available upon request by calling 833-275-4248 or visiting www.globalatlantic.com.

Principal Risks of Investing in the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?	Yes.
• There are restrictions that limit the Indexed Strategies you may choose.
o The six-year Indexed Strategies are available only on the Issue Date.
• There are significant restrictions on transfers of Contract Value.
o You may transfer Contract Value from the One-Year Fixed Strategy or an Indexed Strategy only on the Strategy Term end date.
• We reserve the right to add and remove Indexed Strategies, and change the features of the Indexed Strategies, from one Strategy Term to the next, including the Index and the current limits on Index gains, subject to applicable guarantees.
• We guarantee that the One-Year Fixed Strategy and the S&P 500® one year with Index Cap and 0% Floor Indexed Strategy will be available. We do not guarantee the availability of any other strategies.
• An Indexed Strategy's limit on Index losses for a single Strategy Term will not change, either during a Strategy Term or for future Strategy Terms (except that for the Indexed Strategy with Aggregate Floor, after the initial rate, the Floor Percentage will change from one consecutive Strategy Term to the next).
• We reserve the right to replace the Index for any Indexed Strategy during a Strategy Term.
	• The Contract is a single Premium Payment product. Additional Premium Payments will not be accepted.	One-Year Fixed Strategy Indexed Strategies Reallocation Period Appendix A: Investment Options Available under the Contract Appendix H: Financial Intermediary Variations
Are There any Restrictions on Contract Benefits?	Yes.
• There are restrictions and limitations relating to benefits offered under the Contract (e.g., Death Benefit, Performance Lock).
• Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
• Partial withdrawals may significantly reduce the Death Benefit, including the standard Death Benefit or the optional Return of Premium Death Benefit, if elected. A full withdrawal will terminate the Contract and all of its benefits, including the Death Benefit.
• If the optional Return of Premium Death Benefit has been elected, withdrawals (other than advisory fee withdrawals through the systematic withdrawal program) will proportionately reduce the benefit. The reduction may be significantly greater than the value withdrawn.
• Advisory fee withdrawals outside of the systematic withdrawal program, unlike program withdrawals, may be subject to Withdrawal Charges and negative MVAs, and will result in proportional reductions to the optional Return of Premium Death Benefit if elected. In addition, same as program withdrawals, negative Strategy Interim Value adjustments and tax consequences may apply.	Indexed Strategies — Performance Lock
Access to Your Money During the Accumulation Period — Systematic Withdrawals to Pay Advisory Fees
Benefits Available Under the Contract
Death Benefit
Appendix H: Financial Intermediary Variations

	TAXES	Location in Prospectus
What are the Contract's Tax Implications?	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
• If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Contract.
	• Withdrawals will be subject to ordinary income tax. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59 1/2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?

Your investment professional may receive compensation for selling this Contract to you in the form of commissions, additional payments and non-cash compensation. We may share the revenue We earn on this Contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.

Other Information — How Contracts are Sold
Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Other Information — How Contracts are Sold

FEE TABLE

The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. They do not reflect any advisory fees paid to financial professionals from Contract Value or other assets of the Owner; if such fees were reflected, fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

	B-Share	I-Share
Sales Load Imposed on Purchases	None	None
Withdrawal Charge(1), (2) (as a percentage of the amount withdrawn or annuitized)	8%	2%
Transfer Fee	None	None

(1)  Withdrawal Charges are assessed according to the following schedule:

	Withdrawal Charge Percentage
Contract Year	B-Share	I-Share
1	8%	2%
2	8%	2%
3	7%	2%
4	6%	2%
5	5%	2%
6	4%	2%
7+	0%	0%

(2)  Withdrawal Charges (and MVAs) do not apply to withdrawals of the Free Withdrawal Amount; advisory fee withdrawals through the systematic withdrawal program; or withdrawals under the Bailout Waiver, Nursing Care Waiver or Terminal Illness Waiver. Negative Strategy Interim Value adjustments, taxes and tax penalties may apply.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.

Adjustments

Market Value Adjustment Maximum Potential Loss(1) (as a percentage of the amount withdrawn or annuitized from an Indexed Strategy(2))	100%
Strategy Interim Value Adjustment Maximum Potential Loss(3) (as a percentage of the amount invested in an Indexed Strategy)	100%

(1)  Cumulative withdrawals (partial or full) that exceed the Free Withdrawal Amount for any Contract Year during the Withdrawal Charge Period may be subject to an MVA. An MVA will apply to the Contract Value that exceeds your Free Withdrawal Amount if you annuitize your Contract during the Withdrawal Charge Period. An MVA may apply on any day during the Withdrawal Charge Period, including the last day of a Strategy Term. MVAs (and Withdrawal Charges) do not apply to withdrawals of the Free Withdrawal Amount; advisory fee withdrawals through the systematic withdrawal program; or withdrawals under the Bailout Waiver, Nursing Care Waiver or Terminal Illness Waiver.

(2)  The One-Year Fixed Strategy (not the Indexed Strategies) is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. A negative MVA will not cause the amount payable upon withdrawal, or the amount annuitized, from the One-Year Fixed Strategy to be less than the minimum non-forfeiture amount required by state law.

(3)  We will apply a Strategy Interim Value adjustment if amounts are withdrawn or otherwise removed from an Indexed Strategy before the end of a Strategy Term. The types of transactions that may result in a Strategy Interim Value adjustment include partial withdrawals (including, e.g., withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions), full surrender, cancellation, annuitization, Death Benefit payments, Performance Lock and deductions for Rider Charges.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase the optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Optional Benefit Expenses
Return of Premium Death Benefit(1) (as a percentage of the Optional Death Benefit Value)	0.20% for Issue Ages up to 70 0.50% for Issue Ages 71+

(1)  The Rider Charge is assessed on the Valuation Day prior to each Contract Anniversary during the Accumulation Period. Each time the Rider Charge is deducted from an Indexed Strategy, a Strategy Interim Value adjustment and a proportional reduction to the Indexed Strategy Base will apply. Also, if deducted from an Aggregate Floor Indexed Strategy, there will be a proportional reduction to the Aggregate Floor. These negative adjustments and proportional reductions could be greater than the dollar amount of the Rider Charge, perhaps significantly greater.

In addition to the fees described above, We limit the amount you can earn on the Indexed Strategies. This means your returns may be lower than the Index's returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses in accordance with the Indexed Strategy chosen.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

If you purchase a Contract, you will be subject to certain risks. You should carefully consider the following risk factors, in addition to the matters set forth elsewhere in this prospectus, prior to purchasing the Contract.

RISK OF LOSS

You can lose money by investing in this Contract, including your principal investment and earnings over the life of the Contract. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.

RISK OF LOSS DURING RIGHT TO EXAMINE PERIOD

If you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you your Contract Value. Unless otherwise required by state law, you bear the risk of any decline in your Contract Value during the Right to Examine Period. To the extent that Contract Value is allocated to an Indexed Strategy, the amount refunded will reflect a Strategy Interim Value adjustment, which may be negative and result in significant loss. See "General Liquidity Risk" below.

GENERAL LIQUIDITY RISK

The Contract is unsuitable as a short-term savings vehicle. It is not designed to be a short-term investment and may not be appropriate for an investor who needs ready access to cash.

Withdrawals under the Contract are subject to significant risks and may result in significant loss. You should consult with your financial professional before taking any withdrawals under the Contract. If you take withdrawals (including withdrawals to pay advisory fees) from your Contract during the Withdrawal Charge Period, Withdrawal Charges and MVAs (which can be positive or negative) may apply. In addition, amounts withdrawn from this Contract may also be subject to ordinary federal and state income taxes, as well as a 10% additional federal tax if taken before age 59 1/2. Further, if the optional Return of Premium Death Benefit is elected, and the Contract is surrendered or the rider is terminated before the Contract Anniversary in a given year, you will be charged a prorated Rider Charge. In addition, We will apply an MVA upon annuitization in excess of the Free Withdrawal Amount during the Withdrawal Charge Period. If you plan on annuitizing or taking withdrawals that will be subject to Withdrawal Charges, MVAs and/or additional federal taxes, this Contract may not be appropriate for you.

The application of a negative MVA may result in significant loss. In extreme circumstances, it is possible to lose 100% of the amount withdrawn or annuitized from an Indexed Strategy due to a negative MVA.

For amounts allocated to an Indexed Strategy, on any day other than the first and last day of the Strategy Term, your Strategy Contract Value for that Indexed Strategy equals the Strategy Interim Value. We will apply the Strategy Interim Value if amounts are withdrawn or otherwise removed from an Indexed Strategy before the end of a Strategy Term, which may result in significant loss. The types of transactions to which We may apply Strategy Interim Value include partial withdrawals (including withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions under the Contract), full surrender of your Contract, cancellation, annuitization, Death Benefit payments, Performance Lock, and deductions for Rider Charges. Strategy Interim Value could reflect loss, even when the Index is performing positively. This is because gain or loss associated with Strategy Interim Value (i.e., the Strategy Interim Value adjustment) is not calculated the same way as Index Credits. It is calculated based on Our valuation of the market instruments that We hold to support the Indexed Strategy. Strategy Interim Value does not directly reflect the actual performance of the applicable Index and is not subject to the Buffer Percentage or Floor Percentage. The Strategy Interim Value may reflect lower gains, if the Index is performing positively, or higher losses, if the Index is performing negatively, than would apply at the end of the Strategy Term. A Strategy Interim Value adjustment is generally expected to be less than the term-to-date Index performance on any Valuation Day.

The application of Strategy Interim Value could result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to a negative Strategy Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

The Strategy Interim Value is calculated by Us using a formula. The formula applicable to your Contract depends on the Issue Date.

•  For Contracts issued before May 1, 2024, and Contracts issued on or after May 1, 2024 in Designated States, We calculate Strategy Interim Value using a formula with a derivative valuation and pro-rata upside crediting method component. Under this formula, Strategy Interim Value will be equal to the Indexed Strategy Base multiplied by the lesser of: (i) one plus the Market Value of Options, and (ii) one plus the upside crediting method rate, prorated based on the number of days that have elapsed in the Strategy Term. The Market Value of Options reflects Our valuation of a hypothetical portfolio of derivative instruments that replicates the derivate assets that We hold in support of Our payment obligations. It is intended to reflect Our risk that the Index will suffer a loss by the end of the Strategy Term based on the current volatility of the Index, Index performance, the time remaining in the Strategy Term and changes in prevailing interest rates. Additionally, the Strategy Interim Value is limited by your upside crediting method (such as an Index Cap or Participation Rate) applied on a pro rata basis in proportion to the number of days that have elapsed in the Strategy Term. For example, the Strategy Interim Value for a Contract Owner who is halfway through the Strategy Term will be limited to fifty percent of the upside Indexed Strategy Parameter. The Strategy Interim Value will always be limited by this pro rata calculation, even if the Market Value of Options is higher. The application of the prorated upside crediting method will always reduce any positive Index Return.

•  For Contracts issued on or after May 1, 2024, except Contracts issued in Designated States, We calculate Strategy Interim Value using a formula with a derivative and fixed income valuation component. Under this formula, Strategy Interim Value will be equal to the sum of: (i) the Derivative Asset Proxy and (ii) the Fixed Income Asset Proxy. The Derivative Asset Proxy is based on the Indexed Strategy Base and the Market Value of Options (as described above). The Fixed Income Asset Proxy reflects Our valuation of a hypothetical portfolio of fixed income assets that replicates the fixed income instruments We hold in support of Our payment obligations. It is based on the Indexed Strategy Base, the Market Value of Options on the Starting Index Date, the number of days elapsed in the Strategy Term, and the Daily Fixed Income Asset Proxy Interest Rate.

Please note, for Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, the Strategy Interim Value formula does not contain a pro-rata component that limits the upside crediting method based on the number of days that have elapsed in the Strategy Term. The upside crediting method does not apply to Strategy Interim Value for such Contracts. Nonetheless, Strategy Interim Value may reflect lower gains (perhaps significantly lower gains) than would apply at the end of the Strategy Term.

Partial withdrawals and Rider Charge deductions based on Strategy Interim Value also negatively impact your future Strategy Contract Values due to immediate proportional reductions to your Indexed Strategy Base. As a result of these transactions, your Strategy Interim Values for the remainder of the Strategy Term will be lower. In addition, any positive Index Credit that you later receive during the Strategy Term will be lower. Relatedly, such transactions also have a negative impact on the Performance Lock feature. After performing a partial withdrawal (or other transaction) based on Strategy Interim Value, the Strategy Interim Values that you are able to lock-in with the Performance Lock feature will be lower than the Strategy Interim Values that would have otherwise been possible. These negative impacts occur because a withdrawal or Rider Charge deduction based on Strategy Interim Value proportionally reduces the Indexed Strategy Base upon which Strategy Interim Values and Index Credits are calculated. The reduction could be significantly greater than the amount withdrawn or Rider Charge deducted from the Indexed Strategy. The resulting negative impacts to the value of your Contract may be significant, and such negative impacts are in addition to any losses from Withdrawal Charges, MVAs, Strategy Interim Value adjustments, Rider Charges, and taxes and tax penalties. Once your Indexed Strategy Base is reduced, there is no way under the Contract to increase your Indexed Strategy Base during the remainder of the Strategy Term. This is because you cannot reallocate Contract Value into a Strategy Term after the Starting Index Date or make any additional Premium Payments.

You will not know the applicable Strategy Interim Value when you submit an interim withdrawal request, or seek to perform any other transaction based on Strategy Interim Value, as Strategy Interim Value is calculated daily, and any such request will be priced and processed based on a Strategy Interim Value calculated subsequent to Our receipt of the request, as described in this prospectus.

More information about Strategy Interim Value calculation is provided under "Contract Charges and Adjustments — Strategy Interim Value Adjustment" in this prospectus and "Calculation of Strategy Interim Value" in the Statement of Additional Information.

If you elect the optional Return of Premium Death Benefit, Strategy Interim Value will always be applied when deducting Rider Charges from an Indexed Strategy, as Rider Charges are assessed on the Valuation Day prior to each Contract Anniversary. The application of Strategy Interim Value for Rider Charges, and the related proportional reductions to your Indexed Strategy Base, as described above, could significantly reduce the value of your Contract and could result in significant loss.

All partial withdrawals reduce the standard Death Benefit, which is equal to Contract Value. If the optional Return of Premium Death Benefit has been elected, the Death Benefit will equal the greater of the Return of Premium Base or Contract Value. In general, partial withdrawals proportionally reduce the Return of Premium Base and, in turn, could reduce the optional Return of Premium Death Benefit by significantly more than the amount of the withdrawal. Systematic withdrawals to pay advisory fees will not reduce the Return of Premium Base, but will reduce the Contract Value. All other partial withdrawals, including Required Minimum Distributions and other systematic withdrawals under the Contract, will proportionally reduce the Return of Premium Base and also reduce the Contract Value.

We may defer payments made under this Contract for up to six months if the insurance regulatory authority of the state in which We issued the Contract approves such deferral.

REALLOCATION RISK

Your ability to reallocate Contract Value among the strategies is subject to significant restrictions, limiting your ability to react to changes in market conditions or your financial goals or needs. You should consider whether the inability to reallocate Contract Value at will is appropriate for you based on your personal circumstances. If you do not reallocate Contract Value from a strategy upon a reallocation opportunity, and you do not wish to remain invested in that particular strategy until the next reallocation opportunity, your only option will be to surrender or annuitize the Contract, which may cause you to incur Withdrawal Charges, MVAs, Strategy Interim Value adjustments, and/or negative tax consequences, as applicable.

At the end of the Strategy Term, you may reallocate Contract Value from an Indexed Strategy or the One-Year Fixed Strategy to one or more of the strategies that are available for investment. You can reallocate only at the end of the Strategy Term. We must receive your reallocation request at least two Valuation Days prior to the end of the Strategy Term. If We do not receive a timely reallocation request in Good Order, no reallocation will occur and your current allocation will remain in place for the next Strategy Term. This will occur even if the Index and/or the rate(s) associated with the Indexed Strategy's upside crediting method have changed since you last selected the Indexed Strategy, in which case the Indexed Strategy may no longer be appropriate for your investment goals. However, if We do not receive a timely reallocation request in Good Order and reallocation in your current strategy(ies) is not permitted, Contract Value in the non-permitted strategy(ies) will be automatically reallocated to the One-Year Fixed Strategy. For the One-Year Fixed Strategy, you risk the possibility that We will declare an interest rate at the guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% after the Withdrawal Charge Period).

WITHDRAWALS TO PAY ADVISORY FEE RISK (applicable to the I-share Contract only)

If you purchase an I-share Contract and elect to pay advisory fees from your Contract Value, your advisory fee withdrawals may be subject to significant risk. You should consider the following:

•  The Contract is not appropriate for investors who intend to take advisory fee withdrawals outside of the systematic withdrawal program. Advisory fee withdrawals taken outside of the systematic withdrawal program may be subject to Withdrawal Charges and MVAs, which could result in significant loss. Any losses due to Withdrawal Charges and MVAs will be in addition to losses resulting from Strategy Interim Value, proportional reductions, and taxes and tax penalties. In addition, if you elected the optional Return of Premium Death Benefit, advisory fee withdrawals taken outside of the systematic withdrawal program will proportionally reduce the Return of Premium Base, which could reduce the Death Benefit by significantly more than the amount withdrawn.

•  The Contract is not appropriate for investors who intend to take advisory fee withdrawals from an Indexed Strategy prior to the end of a Strategy Term. Strategy Interim Value will apply to interim advisory fee withdrawals, and will result in in proportional reductions to your Indexed Strategy Base, which could result in significant loss. Strategy Interim Value and proportional reductions will apply to interim advisory fee withdrawals whether or not such withdrawals are taken through the systematic withdrawal program.

We will not report any such partial withdrawal as a taxable distribution for federal income tax purposes if such partial withdrawal is taken under a systematic withdrawal program that is established specifically for the deduction of advisory fees under the Contract; however, federal and/or state tax authorities could determine that such advisory fees should be treated as taxable withdrawals. Advisory fee withdrawals that reduce the Contract Value below the minimum Contract Value may result in a termination of the Contract and We will pay you the Surrender Value. See sections on "Systematic Withdrawals to Pay Advisory Fees" and "Strategy Interim Value Adjustment" below.

INDEX RISK

The value of your investment in an Indexed Strategy will depend in part on the performance of the applicable Index. The performance of the Index is based on changes in the values of the securities or other instruments that comprise or define the Index, which are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Index may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to realize investment losses, and those losses could be significant. The historical performance of the Index or an Indexed Strategy does not guarantee future results. It is impossible to predict whether the Index will perform positively or negatively over the course of a Strategy Term. In addition, We measure the performance on a point-to-point basis, which means that We compare the value of the Index at the start and end of the term. There is a risk that the Index performance may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time.

If you invest in an Indexed Strategy, you will not be invested in the Index or in the securities tracked by the Index. However, you will be indirectly exposed to the investment risks associated with the Index. Because each Index is comprised or defined by a collection of equity securities, each Index is exposed to market risk, equity risk and issuer risk.

•  Market risk. is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably.

•  Equity risk. is the risk that equity securities may fluctuate in value, sometimes rapidly and unpredictably. The values of equity securities can be influenced by a number of factors, such as changes in (or perceived changes in) general capital markets, specific market segments, or specific issuers.

•  Issuer risk. is the risk that the value of an issuer's securities may decline for reasons directly related to the issuer, as opposed to the market generally.

Each Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

For additional information about each Index, see "Indexed Strategies — The Indices" and Appendix I in this prospectus. Requests for more information about an Index should be directed to Us at Our Annuity Service Center or to your financial professional.

S&P 500® (may also be referred to as the "S&P 500® Price Return Index")

This Index is comprised of equity securities issued by large-capitalization U.S. companies, and is therefore subject to large-cap risk in addition to market risk, equity risk and issuer risk. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.

Nasdaq-100® Index (may also be referred to as the "Nasdaq-100® Price Return Index")

This Index is comprised of equity securities issued by large-capitalization U.S. and non-U.S. companies, excluding financial companies. This Index is subject to the following investment risks in addition to market risk, equity risk and issuer risk:

•  Large-Cap Risk. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.

•  Sector Risk. To the extent the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole.

•  Non-U.S. Securities Risk. The value of foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers.

Fidelity U.S. Corporate Strength Index

This Index is comprised of stocks issued by large and mid-capitalization U.S. companies, which are selected and weighted based on stock selection models designed by Fidelity. This Index is subject to the following investment risks in addition to market risk, equity risk and issuer risk:

•  Selection Model Risk. There can be no assurance that the Index's stock selection models will enhance performance. The Index's stock selection models may detract from performance. Even though this Index's selection models seek to identify companies with strong financial characteristics including strong dividends, this Index's performance does not reflect any dividends or distributions paid by the component companies.

•  Mid Capitalization Companies. Securities issued by mid capitalization companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

•  Large Capitalization Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Large capitalization companies may underperform relative to small and mid capitalization companies because they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Franklin U.S. Equity Index

This Index is comprised of stocks issued by large-capitalization U.S. companies, which are selected based on an investment methodology designed by Franklin Templeton. This Index is subject to the following investment risks in addition to market risk, equity risk and issuer risk:

•  Selection Model Risk. There can be no assurance that the Index's stock selection models will enhance performance. The Index's stock selection models may detract from performance.

•  Exclusive Index Risk. This Index is exclusively licensed to Forethought Life Insurance Company for use with the Contract and other index-linked insurance policies issued by Us. If the exclusive licensing agreement is not renewed, this Index may become available through other investment vehicles or may be discontinued.

•  Concentration. To the extent the Index concentrates in a specific industry, a group of industries, sector or type of investment, the Index will carry much greater risks of adverse developments and price movements in such industries, sectors or investments than an index that invests in a wider variety of industries, sectors or investments.

•  Mid Capitalization Companies. Securities issued by mid capitalization companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

•  Large Capitalization Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Large capitalization companies may underperform relative to small and mid capitalization companies because they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

UBS Climate Aware Equity Index

This Index is comprised of equity securities issued by large- and mid-capitalization US companies. The companies included in this Index are selected based on criteria related to climate change and other environmental, social, and governance (ESG) factors. This Index is subject to the following investment risks in addition to market risk, equity risk and issuer risk:

•  ESG Criteria Risk. The Index's selection and weighting methodology includes ESG criteria. As a result, the Index will have greater exposure to companies deemed to have higher ESG ratings than companies deemed to have lower ESG ratings, and companies can be excluded from the Index based on the Index's ESG criteria. Companies with lower ESG ratings may perform better than companies with higher ESG ratings over the short or long term. In addition, investors' views about ESG matters may differ from the ESG criteria used by the Index. As such, the Index's methodology may not reflect the beliefs and values of any particular investor.

•  Selection Model Risk. There can be no assurance that the Index's selection models will enhance performance. The Index's stock selection models may detract from performance.

•  Large-Cap Risk. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.

•  Mid-Cap Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

•  New/Exclusive Index Risk. This Index is licensed to Forethought Life Insurance Company for use with the Contract and other index-linked insurance policies issued by us. This Index may become available through other investment vehicles or may be discontinued. The Index's performance history only dates back to October 7, 2021, and, therefore, the Index has only limited historical performance. There may be less public information about this Index compared to other market indexes like the S&P 500® Price Return Index or the Nasdaq-100® Price Return Index. Inquiries regarding this Index, including requests for daily Index Values and performance history, should be directed to the Annuity Service Center.

•  ESG Methodology Risk. While the UBS Climate Aware Equity Index's methodology is designed to track the performance of companies with certain climate change related and ESG characteristics, amounts you invest in an Indexed Strategy linked to the UBS Climate Aware Equity Index are NOT invested in the Index or companies comprising the Index. The assets in the Company's General Account and the Separate Account, which the Company invests to support its payment obligations under the Contract, are NOT invested based on climate change or ESG characteristics.

•  Mid Capitalization Companies. Securities issued by mid capitalization companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

INDEX CAP RISK

If you allocate some or all of your Contract Value to an Indexed Strategy with an Index Cap, your earnings may be limited by the Index Cap. The positive Index Credit resulting from a positive Index Return, if any, that may be credited to your Contract for a given Strategy Term will be subject to the Index Cap. The Index Cap does not guarantee a certain amount of Index Credit. The Index Credit for an Indexed Strategy may be less than the positive return of the Index. This is because any positive return of the Index is subject to a maximum in the form of the Index Cap. The B-share and I-share Index Caps may vary and the only guarantee is that they both will satisfy guaranteed minimums. It is important to note that an Index Cap applies for the entire Strategy Term, even when the term is longer than one year. For example, if you invest in a six-year Strategy Term with an Index Cap, regardless of how the Index performs over the course of that six-year period, the Index Cap will not be adjusted.

We benefit from the Index Cap because it limits the amount of positive Index Credit that We may have to credit for any Strategy Term. We set the Index Caps at Our discretion, and We may lower the Index Cap for the same Indexed Strategy in the future. You risk the possibility, subject to the minimum guaranteed Index Cap, that the Index Caps declared for a new Strategy Term may limit your Indexed Strategy returns.

See "Risk that We May Change Rates for the Indexed Strategies' Upside Crediting Methods" for information about guaranteed minimum Index Caps. See also "Risk that We May Add, Remove or Replace an Index or Indexed Strategy" for risks related to the future availability of Index Cap strategies under the Contract.

PARTICIPATION RATE, TIER PARTICIPATION RATE AND TIER LEVEL RISK

If you allocate all or some of your Contract Value to an Indexed Strategy with a Participation Rate or a Tier Participation Rate, the Participation Rate, or Tier Participation Rates and Tier Level, as applicable, may limit your participation in positive Index Return. We declare a new Participation Rate or new Tier Participation Rates and new Tier Level , as applicable, for each new Strategy Term at Our discretion. The Participation Rate, Tier Participation Rates or Tier Level for a new Strategy Term may be higher, lower or the same as the previous Strategy Term. A lower Participation Rate or Tier Participation Rates, or higher Tier Level, will reduce the amount of positive Index Return that is reflected in the Index Credit. You risk the possibility, subject to the minimum guaranteed Participation Rates and the maximum guaranteed Tier Level, that the Participation Rate or Tier Participation Rates and Tier Level, as applicable, declared for a new Strategy Term may limit your Indexed Strategy returns, and that the Tier One and Tier Two Participation Rates may be equal. The B-share and I-share Tier Participation Rates and Tier Level may vary and the only guarantee is that they both will satisfy applicable guarantees. It is important to note that the Participation Rate, Tier Participation Rate and Tier Level apply for the entire Strategy Term, even when the term is longer than one year. For example, if you invest in a six year Strategy Term with a Participation Rate or a Tier Participation Rate and Tier Level, regardless of how the Index performs over the course of that six year period, the Participation Rate, Tier Participation Rate and Tier Level will not be adjusted.

See "Risk that We May Change Rates for the Indexed Strategies' Upside Crediting Methods" for information about guaranteed minimum Participation Rates and Tier Participation Rates (and guaranteed maximum Tier Levels). See also "Risk that We May Add, Remove or Replace an Index or Indexed Strategy" for risks related to the future availability of Participation Rate and Tier Participation Rate strategies under the Contract.

BUFFER PERCENTAGE, FLOOR PERCENTAGE, AND AGGREGATE FLOOR PERCENTAGE RISK

If you allocate all or some of your Contract Value to an Indexed Strategy, negative Index performance may cause the Index Credit to be negative even after the application of the Buffer Percentage, Floor Percentage or the Aggregate Floor Percentage, as applicable. This would reduce your Strategy Contract Value. Any portion of your Contract Value allocated to an Indexed Strategy will benefit from the protection afforded under either the Buffer Percentage, Floor Percentage or Aggregate Floor Percentage only for that Strategy Term. You assume the risk that you may incur a loss and that the amount of the loss may be significant, except for an Indexed Strategy with a 0% Floor Percentage where there is no investment risk of loss to you.

More specifically, at the end of a Strategy Term, you could lose up to 95% of your Contract Value in an Indexed Strategy with a 5% Buffer Percentage, up to 90% in an Indexed Strategy with a 10% Buffer Percentage, up to 80% in an Indexed Strategy with a 20% Buffer Percentage, or up to 20% in an Indexed Strategy with Aggregate Floor. You cannot lose Contract Value due to negative Index performance under an Indexed Strategy with a 0% Floor Percentage.

An Indexed Strategy with a 0% Floor Percentage will always be available under the Contract. We do not guarantee the availability of any other Indexed Strategies. From one Strategy Term to the next, We may not offer any Indexed Strategies with Buffer or Aggregate Floor and We do not guarantee a minimum Buffer Percentage or Floor Percentage for any new Indexed Strategies that We may offer in the future. We may offer Indexed Strategies in the future that do not limit Index losses, which would mean risk of loss of the entire amount invested.

You also risk the possibility that sustained negative Index Returns may result in zero or negative Index Credit being credited to your Strategy Contract Value over multiple Strategy Terms. If an Indexed Strategy is credited with negative Index Credit for multiple Strategy Terms, your total loss may exceed the stated limit of the Buffer Percentage, Floor Percentage or Aggregate Floor Percentage for a single Strategy Term. It is important to note that a Buffer applies for the entire Strategy Term, even when the term is longer than one year. For example, if you invest in a six-year Strategy Term with a Buffer, regardless of how the Index performs over the course of that six-year period, the Buffer will not be adjusted.

The Buffer Percentage or Floor Percentage associated with an available Indexed Strategy's Buffer or Floor, respectively, will not change from one Strategy Term to the next. For the Aggregate Floor Indexed Strategy, the initial Aggregate Floor Percentage cannot be changed for the life of the Indexed Strategy, but after the initial rate, the Aggregate Floor Percentage will change from one consecutive Strategy Term to the next. The Aggregate Floor Percentage is determined at the start of each Strategy Term. The Aggregate Floor Percentage can be as low as -20%.

If you allocate all or some of your Contract Value to an Indexed Strategy with an Aggregate Floor, you will be subject to certain additional risks. At least ten days prior to the start of each Strategy Term, We will set and make available the range of applicable Index Caps. The range of Index Caps vary based on the new Aggregate Floor Percentage. However, the new Aggregate Floor Percentage will not be calculated until the end of the current Strategy Term because it is based on the recalculated Aggregate Floor. The Aggregate Floor cannot be recalculated until the Index Credit is calculated for the preceding Strategy Term. This means that your precise Index Cap (within the range), will not be known during the Reallocation Period.

While your Aggregate Floor can increase due to positive Index performance from one consecutive Strategy Term to the next, such increases are limited to the greater of your Aggregate Floor for the prior Strategy Term or 80% of your Aggregate Floor Indexed Strategy Contract Value as of the end of the prior Strategy Term.

A withdrawal will proportionally reduce your Aggregate Floor for that Strategy Term. The reduction could be more than the dollar amount of your withdrawal.

In addition, the Indexed Strategy will have a reset feature that provides the option to reset the level of Aggregate Floor Percentage to the initial Aggregate Floor Percentage during each subsequent, consecutive Strategy Term. This feature must also be elected during the Reallocation Period. Alternatively, the recalculated Aggregate Floor Percentage will apply. Exercising the reset feature does not guarantee better or worse performance than not exercising the reset feature. Negative Index performance may result in lower renewal Index Caps which would limit your upside potential in later years. While the reset feature could provide an opportunity to decrease downside exposure, it could also limit upside potential for the next Strategy Term. On the other hand, the reset feature could provide an opportunity to increase downside exposure, which would increase upside potential for the next Strategy Term.

It is important to note that because the Index Credit is not known until the end of the Strategy Term, your Aggregate Floor for the next Strategy Term will not be known at the time you must elect the reset. Your new Aggregate Floor, based on the reset, may be higher or lower than you expected. This means that you could reset your Aggregate Floor Percentage and end up locking in a lower Aggregate Floor (and the potential for greater losses) than if you had not reset. If you make a reset request during the Reallocation Period, you may elect to cancel such request prior to the end of the Reallocation Period.

PERFORMANCE LOCK RISK

You should consider the following risks related to the Performance Lock feature:

•  If you lock-in a negative Strategy Interim Value adjustment, you will be locking-in a loss, which could be significant. It is possible that you would have realized less of a loss or no loss if you exercised the Performance Lock feature at a later time or not at all.

•  You will no longer participate in the Index's performance, whether positive or negative, for the remainder of the Strategy Term.

•  You will not be credited with any Index Credit for that Indexed Strategy at the end of the Strategy Term.

•  Exercising the Performance Lock for an Indexed Strategy is irrevocable for the Strategy Term.

•  You will not know the locked-in Strategy Interim Value in advance. We use the Strategy Interim Value calculated at the end of the second Valuation Day after We receive your request. As a result, the locked-in Strategy Interim Value may be higher or lower than it was at the point you requested the Performance Lock.

•  You will not receive an Index Credit at the end of the Strategy Term, regardless of whether the Index Credit would have been positive, negative, or equal to zero.

•  We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses or foregone gains related to your decision whether or not to exercise the Performance Lock feature.

•  There may not be an optimal time to exercise the Performance Lock feature during a Strategy Term. It may be better for you if you do not exercise the Performance Lock feature during a Strategy Term. It is impossible to know with certainty whether or not the Performance Lock feature should be exercised.

See the section titled "Performance Lock" for additional information regarding the Performance Lock feature.

RISK THAT WE MAY ADD, REMOVE OR REPLACE AN INDEX OR INDEXED STRATEGY

We may add, remove or replace an Index or Indexed Strategy, and any particular Indexed Strategy or Index may not be available during the entire time that you own your Contract. We will not replace any Index or Indexed Strategy until We obtain any regulatory approvals needed. We may replace the Index if it is discontinued, or if there is a substantial change in the calculation of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If We replace an Index, the performance of the new Index may differ from the original Index. This may negatively affect the Index Credit that you earn during that Strategy Term or the Strategy Interim Value that you can lock-in under the Performance Lock feature.

We may replace an Index at any time during a Strategy Term without your approval, and you will not be permitted to reallocate your Strategy Contract Value until the end of a Strategy Term. The new Index and the replaced Index may not be similar with respect to their component securities or other instruments, although We will attempt to select a new Index that is similar to the old Index. If We replace an Index during a Strategy Term, We will calculate the Index Return using the old Index up until the replacement date. After the replacement date, We will calculate the Index Return using the new Index, using the value for new Index on the replacement date and the value of the new Index at the end of the Strategy Term. See the Index Replacement Example under "The Indices — Index Replacement" section of this prospectus. If you do not want to remain in an Indexed Strategy or exercise the Performance Lock at the time or after We replace the Index, your only option will be to surrender or annuitize your Contract, which if performed during a Strategy Term, will be based on Strategy Interim Value and may be subject to Withdrawal Charges and/or MVAs if made within the Withdrawal Charge Period and may have negative tax consequences. At the end of the Strategy Term, you may reallocate your Strategy Contract Value to another available Indexed Strategy or to the One-Year Fixed Strategy without charge.

We reserve the right to discontinue offering any Indexed Strategy for newly issued or outstanding Contracts at the end of a Strategy Term, except as provided below. If We discontinue offering an Indexed Strategy, you must reallocate your Strategy Contract Value to a currently available Indexed Strategy or the One-Year Fixed Strategy at the start of the next Strategy Term. If you do not provide instructions in Good Order for reallocating the Strategy Contract Value, We will reallocate the Strategy Contract Value to the One-Year Fixed Strategy. This could significantly reduce returns, as the One-Year Fixed Strategy could pay as little as the guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% after the Withdrawal Charge Period).

For future Strategy Terms, We guarantee that the One-Year Fixed Strategy and the S&P 500® one year with Index Cap and 0% Floor Indexed Strategy will be available. The S&P 500® one year with Index Cap and 0% Floor Indexed Strategy is subject to Our right of Index replacement. If you are not comfortable with the possibility that those could be the only strategies available to you in the future, you should not buy this Contract, as We do not guarantee the availability of any other strategies. As such, from one Strategy Term to the next, We may not offer any Indexed Strategies with Buffer, Aggregate Floor, Participation Rate, or Tier Participation Rate. The Strategies that We guarantee to make available generally have limited potential for investment gain. Assuming the guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% thereafter) or the guaranteed minimum Index Cap (1.00% during the Withdrawal Charge Period and 0.50% thereafter) as applicable for those strategies, your potential return for a Strategy Term could be no greater than 0.10%.

If We add or remove an Indexed Strategy, the changes will not be effective for your Contract until the start of the next Strategy Term. Before purchasing a Contract, you should evaluate whether Our ability to make the changes described above, and the scope of your ability to react to such changes, are appropriate based on your investment goals.

RISK THAT WE MAY CHANGE RATES FOR THE INDEXED STRATEGIES' UPSIDE CREDITING METHODS

The rates for the Indexed Strategies' upside crediting methods will change from one Strategy Term to the next. We declare the rates for the Indexed Strategies' upside crediting methods in advance of each Strategy Term, subject to the guaranteed minimums specified below. For the currently available Indexed Strategies, as applicable:

•  The guaranteed minimum Index Cap is 1.00% and 0.50% during and after the Withdrawal Charge Period.

•  The guaranteed minimum Participation Rate and Tier Participation Rate is 10% (and the guaranteed maximum Tier Level for Tier Participation Rate is 30%).

•  In general, if We were to declare an upside crediting method rate equal to the applicable guaranteed minimum, the potential for investment gain would be minimal.

If We offer new Indexed Strategies with the same upside crediting methods in the future, the same guarantees specified above will apply.

The rates for the initial Strategy Term will be shown in your Contract for strategies to which you have allocated premium. For future Strategy Terms, We set the rate(s) for the available Indexed Strategies' upside crediting methods and provide notice to you at least ten days prior to the beginning of a new Strategy Term. You do not have the right to reject the rates declared for the next Strategy Term. If you do not like the rate declared for the Indexed Strategy in which you are currently invested, you may instruct Us to reallocate your Strategy Contract Value to another available Indexed Strategy or to the One-Year Fixed Strategy without charge during the Reallocation Period. If you do not want to invest in any investment option under the Contract, your only option will be to surrender or annuitize your Contract, which may cause you to incur a Withdrawal Charge, a negative MVA, a negative Strategy Interim Value adjustment and/or negative tax consequences, all of which may result in significant loss.

SINGLE PREMIUM PAYMENT RISK

This Contract is a single Premium Payment product. After the Premium Payment is made, no additional Premium Payments will be accepted. You will be unable to increase the value of your Contract, including the Death Benefit, with additional premiums.

OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

Our obligations under the Contract are supported by Our General Account, which includes the assets in the Separate Account, which is subject to the claims of Our creditors. As such, your Contract Value and the guarantees under the Contract, including any Index Credits, interest, Death Benefit, and Annuity Payments, are subject to Our financial strength and claims-paying ability. There is a risk that We may default on those guarantees. You may obtain information on Our financial condition by reviewing Our financial statements included in this prospectus.

CYBERSECURITY AND BUSINESS CONTINUITY RISK

Our business is highly dependent upon the secure and effective operation of our computer systems and those of our business partners and third-party service providers. Systems failures and cybersecurity incidents may adversely affect us or our third-party service providers, as well as you and your Contract. Cybersecurity incidents could severely interfere with our ability to administer the Contract, including our ability to process transactions, calculate Contract Values and safeguard your personal information. The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI-powered tools. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully detect or avoid negative impacts associated with systems failures, cybersecurity incidents, or natural and man-made disasters.

THE COMPANY AND HOW TO CONTACT US

We are a life insurance company engaged in the business of writing individual variable, index-linked, fixed and fixed indexed annuities. The Company is authorized to do business in 49 states of the United States and the District of Columbia. The Company was incorporated under the laws of Indiana on July 10, 1986. We have offices located in Indiana, Connecticut and Pennsylvania. We are part of the Global Atlantic Financial Group (Global Atlantic), which is the marketing name for The Global Atlantic Financial Group, LLC ("TGAFGL") and its subsidiaries, including, Forethought Life Insurance Company. KKR & Co. Inc. is the ultimate controlling parent entity of the Company.

We are obligated to pay all amounts promised to investors under the Contracts, subject to Our financial strength and claims-paying ability. No company other than Forethought Life Insurance Company has any legal responsibility to pay amounts owed under the Contract.

The Company's principal place of business is located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

For all written communications, general correspondence, and other transactional inquiries, contact Us at the Annuity Service Center, as follows:

•  By Phone: 833-ASK GA 4U (833-275-4248) Mon to Fri 8:30 AM – 6:00 PM EST.

•  By Mail: 123 Town Square PL, PMB 711, Jersey City, NJ 07310

EXEMPTION FROM FILING REPORTS UNDER THE SECURITIES EXCHANGE ACT

At this time, We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. As such, We currently do not file reports with the SEC. We reserve the right to stop relying on this exemption at any time.

THE ANNUITY CONTRACT

The Contract is an agreement between the Company and you, the Owner, designed for long-term financial goals, such as funding your retirement. During the Accumulation Period, you can accumulate assets by investing in the Indexed Strategies or the One-Year Fixed Strategy. See "Access to Your Money During the Accumulation Period" for information about your ability to take withdrawals of your Contract Value. You can later convert your accumulated Contract Value into a stream of guaranteed income payments from Us, beginning on a date that you select, thereby entering the Annuity Period. The Contract also has a Death Benefit, either the standard Death Benefit or the optional Return of Premium Death Benefit, that may become payable during the Accumulation Period. Withdrawals are not permitted, and Death Benefits are not payable, during the Annuity Period. All payments under the Contract are subject to the terms and conditions described in this prospectus.

The Contract is available as a non-qualified contract, which will provide you with certain tax deferral features under the Code. The Contract is also available as a qualified contract as an IRA or Roth IRA. If you purchase the Contract as a qualified contract, the Contract will not provide you tax benefits in addition to those already provided by your IRA or Roth IRA.

STATE VARIATIONS

This prospectus describes the material rights and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. Please see Appendix B for a listing of state variations that apply to the Contract. Any applicable state variations will be included in your Contract.

OWNER

The Owner may exercise all ownership rights under the Contract. A single Owner may be a non-natural person, such as a trust. The Contract Owner must not be older than age 85 (the "maximum Issue Age") on the date the Contract application is received in Good Order at Our Annuity Service Center. A non-qualified Contract may be owned by joint Owners. Each joint Owner has equal ownership rights and must exercise those rights jointly. Only two Owners are allowed per Contract. An Owner who is a non-natural person (e.g., a corporation or trust) may not name a joint Owner. In the case of joint Owners, each Owner alone may exercise all rights, options and privileges except with respect to a surrender, a withdrawal, a selection of an annuity option, a change of Beneficiary, a change of ownership and assignment.

ASSIGNMENTS AND CHANGES TO OWNERSHIP

You may request to assign or transfer your rights under the Contract by sending Us a signed and dated request. We will not be bound by an assignment until We acknowledge it. To the extent allowed by state law, We reserve the right to refuse Our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation, including a transfer of ownership, which is an absolute assignment. If you assign your benefits, the Death Benefit amount may be adjusted. See the section titled "Death Benefit."

Unless you specify otherwise, an assignment or transfer is effective as of the date you signed the notice of change. However, We are not responsible for any legitimate actions (including payments) that We take under the Contract prior to receiving the notice. We are not responsible for the validity of any assignment or transfer. To the extent allowed by law, payments under the Contract are not subject to legal process for the claims of creditors.

An IRA, Roth IRA, or any other Contract may not be assigned except as permitted by the Code.

Use care when naming joint Owners, assigning your Contract or making any changes to the ownership of your Contract. Assigning your Contract and changing ownership may have tax implications. Consult your financial professional or tax advisor if you have questions.

ANNUITANT

You name the initial Annuitant and any joint Annuitant on your Contract application. Any Annuitant must be a natural person, and joint Annuitants are not permitted on a qualified Contract or a Contract owned by a non-natural person. For IRAs, the Owner and Annuitant must be the same individual unless a custodian has been named. At any time prior to the Annuity Commencement Date, you may change the Annuitant by sending Us a request that is in Good Order. If the Contract is owned by a non-natural person (e.g., a trust), the Annuitant may not be changed and the Annuitant must not be older than age 85 (the Owner's maximum Issue Age for this Contract). Unless you specify otherwise, a change in Annuitant is effective as of the date you signed the notice of change. However, We are not responsible for any legitimate actions that We take under the Contract (including payments) prior to receiving the notice.

BENEFICIARY

The Beneficiary is the person(s) or entity (or entities) entitled to receive any Death Benefit paid under the Contract, as described in the section titled "Death Benefit." You name the initial Beneficiary (or Beneficiaries) on your Contract application and you may change a Beneficiary at any time by sending Us a request in Good Order. If your Beneficiary designation was established as being irrevocable, the Beneficiary must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you and in Good Order. We are not responsible for the validity of any Beneficiary designation or for any actions We may take under the Contract (including payments) prior to receiving a request to change a Beneficiary.

PURCHASING THE CONTRACT

You may purchase the Contract by completing an application and submitting a minimum Premium Payment of $25,000. The Contract Owner, or Annuitant if the Owner is a non-natural person, must not be older than age 85 (the "maximum Issue Age") on the date the Contract application is received in Good Order at Our Annuity Service Center. Only one Premium Payment is allowed under the Contract. For IRAs and Roth IRAs, because the minimum Premium Payment We accept exceeds the annual contribution limits for IRAs and Roth IRAs, your initial Premium Payment must include a rollover contribution.

We reserve the right to refuse any Premium Payment that exceeds $1 million ($500,000 for ages 81 and older) and any Premium Payment that, when aggregated with previous premium payments made to other contracts issued by the Company, exceeds $1 million ($500,000 for ages 81 and older) Further, We reserve the right to refuse any Premium Payment that does not meet Our minimum Premium Payment requirements, is not in Good Order, or is otherwise contrary to law. We also reserve the right to refuse any application. If We refuse your application, We will return your Premium Payment to you.

Two share classes are available under this prospectus. The B-share class is available through registered broker-dealers that charge sales commissions. The I-share class is available through registered investment advisers (RIAs) that charge an advisory fee. You may elect to have an annual advisory fee up to 1.50% of the Contract Value deducted from the Contract.

RATE APPLICABILITY PROCEDURES

As further discussed under "One-Year Fixed Strategy" and "Indexed Strategies" later in this prospectus, We may declare new interest rates for the One-Year Fixed Strategy and upside crediting method rates for the Indexed Strategies at any time in our discretion, subject to applicable guarantees. New interest rates and upside crediting method rates declared by Us are only for new Strategy Terms. They are not applicable to ongoing Strategy Terms.

When you purchase the Contract, in the event of a rate change that goes into effect after the application signed date but before the Issue Date, We will follow the procedures listed below to determine the interest rate and upside crediting method rates applicable to the Strategy Term(s) beginning on your Issue Date.

•  We will apply the rates in effect as of either the application signed date or the Issue Date, whichever are higher, provided that the following conditions are satisfied: (i) We receive the application in Good Order within 14 calendar days of the application signed date and (ii) if the Premium Payment is to be funded by an exchange or transfer, We receive all funds within 60 calendar days from the application signed date. Otherwise, We will apply the rates in effect as of the Issue Date.

•  For paper applications, the "application signed date" is the calendar day that the application is signed. For electronic applications, the "application signed date" is the calendar day that the application is electronically signed.

For Strategy Terms beginning after the Issue Date, as further discussed under "Reallocation Period," the interest rate for the One-Year Fixed Strategy and the upside crediting method rates for the Indexed Strategies declared for a new Strategy Term (also referred to as renewal rates) will be made available to you at least ten days prior to the start of the new Strategy Term. You will receive a reallocation notice at least 30 days prior to the end of a Strategy Term with information about where to obtain information about available strategies and declared rates.

ALLOCATING YOUR PREMIUM PAYMENT

You must specify in your Contract application how We should allocate your Premium Payment (by percentage) among the One-Year Fixed Strategy and the Indexed Strategies available at the time you purchase the Contract. Allocations to Indexed Strategies and the One-Year Fixed Strategy are subject to a minimum of $2,500 or 10% of the Premium Payment, whichever is greater.

RIGHT TO EXAMINE

If for any reason you are not satisfied with your Contract, simply return it within 10 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before We can cancel your Contract. If you cancel your Contract during this period, We will issue a refund as required by applicable state law.

Unless otherwise required by state law, We will process your refund within two Valuation Days from the Valuation Day that We receive your properly completed request to cancel in Good Order and will refund the Contract Value (which may be inclusive of any adjustments for Strategy Interim Value) plus any rider fees deducted from the Premiums or imposed under the Contract during the period you owned the Contract. Any Withdrawal Charge and MVA assessed previously during the Right to Examine Period, due to any withdrawals, will be retained by the Company. We will not assess any Withdrawal Charges and MVA at the time you exercise your right to examine.

To the extent that Contract Value is allocated to an Indexed Strategy, the amount refunded will reflect the Strategy Interim Value, which may result in significant loss. The Contract Value may be more or less than your Premium Payment depending upon the investment performance of your Contract. If We receive your request in Good Order on a day that is not a Valuation Day or after close of the Valuation Day, We will treat it as if it was received on the following Valuation Day. This means that you bear the risk of any decline in your Contract Value until We receive your notice of cancellation at Our Annuity Service Center. In certain states, however, We are required to return your Premium Payment without deduction for any rider fees, Withdrawal Charges, MVAs or market fluctuations due to the Strategy Interim Value less withdrawals you have taken. Please refer to Appendix B for state variations.

ONE-YEAR FIXED STRATEGY

Information regarding the features of the One-Year Fixed Strategy, including (i) its name, (ii) its Strategy Term, and (iii) its minimum guaranteed interest rate, is available in "Appendix A: Investment Options Available Under the Contract."

The One-Year Fixed Strategy credits compound interest based on rates that are set and guaranteed by the Company. Any portion of your Contract Value allocated to the One-Year Fixed Strategy for a Strategy Term will be credited with the interest rate established for that

Strategy Term. This rate will apply for the entire Strategy Term, which is one year in length. The interest rate for the One-Year Fixed Strategy for your initial Strategy Term will be set forth in your Contract. At the conclusion of the Strategy Term, We will declare the interest rate at least ten days prior to the end of the Strategy Term for the next Strategy Term.

The effective annual interest rate for any Strategy Term will never be lower than the guaranteed minimum interest rate set forth in your Contract. This rate will not be less than 0.50% during the Withdrawal Charge Period and no less than 0.10% after the Withdrawal Charge Period and is guaranteed to be a rate not less than the minimum interest rate allowed by state law. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period. You risk the possibility that We will declare an interest rate for the One-Year Fixed Strategy at the guaranteed minimum interest rate.

An MVA may apply to amounts withdrawn or annuitized from the One-Year Fixed Strategy. However, the One-Year Fixed Strategy is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. As such, a negative MVA will never cause the amount payable upon withdrawal, or the amount annuitized, from the One-Year Fixed Strategy to be less than the minimum non-forfeiture amount required by state law. Strategy Interim Value adjustments do not apply to the One-Year Fixed Strategy. See "Contract Charges and Adjustments" for additional information.

We guarantee that the One-Year Fixed Strategy will be available during the Accumulation Period for the life of the Contract. We may make other fixed interest investment options available under the Contract in the future. Any other fixed interest investment options that We make available may not be available for subsequent Strategy Terms.

At the end of a Strategy Term for the One-Year Fixed Strategy, Contract Value in the One-Year Fixed Strategy will be reallocated, withdrawn or annuitized according to your instructions. In the absence of instructions, Contract Value in the One-Year Fixed Strategy will be reinvested in the One-Year Fixed Strategy for a new Strategy Term. The annual interest rate for a new Strategy Term will be declared prior to the new Strategy Term. You will receive advance notice and instructions on how to obtain the declared rate. See "Reallocation Period" for additional information.

INDEXED STRATEGIES

GENERAL

For each Indexed Strategy, We will apply an Index Credit (i.e., positive, negative or zero interest) at the end of a Strategy Term to amounts allocated to the Indexed Strategy based, in part, on the performance of the Index. An investment in an Indexed Strategy is not an investment in the Index or in any Index fund. You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to a Strategy Interim Value adjustment if amounts are removed from an Indexed Strategy prior to the end of a Strategy Term.

Information regarding the features of each currently offered Indexed Strategy, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track, (iii) its Strategy Term, (iv) its current limit on Index loss, and (v) its minimum limit on Index gain, is available in "Appendix A: Investment Options Available under the Contract."

Each Indexed Strategy includes the following elements:

•  A Strategy Term;

•  An Index;

•  An upside crediting method, either Index Cap, Participation Rate, or Tier Participation Rate, with associated rate(s) that are declared by Us for a Strategy Term, subject to guaranteed limits; and

•  A downside protection feature, either Buffer, Floor, or Aggregate Floor.

The availability of the Indexed Strategies described in this prospectus may vary depending on the selling firm through which your Contract was purchased. See "Appendix H — Financial Intermediary Variations" for more information.

It is important to note that Indexed Strategy Parameters for an Indexed Strategy apply for the entire Strategy Term, even when the term is longer than one year. For example, if you invest in a six-year Strategy Term with an Index Cap and a Buffer, regardless of how the Index performs over the course of that six-year period, the Index Cap and the Buffer will not be adjusted.

For the Indexed Strategies that We are currently offering, the rates for their upside crediting methods will change from one Strategy Term to the next. The rate(s) for a given Strategy Term may be higher or lower than the rate(s) for previous or future Strategy Terms, subject to the applicable guarantees below. The rates for the initial Strategy Term will be shown in your Contract for strategies to which you have allocated premium. We declare the rates for the available Indexed

Strategies' upside crediting methods and provide notice to you at least ten days prior to the beginning of a new Strategy Term.

•  The guaranteed minimum Index Cap is 1.00% and 0.50% during and after the Withdrawal Charge Period, respectively; and

•  The guaranteed minimum Participation Rate and Tier Participation Rate is 10% (and the guaranteed maximum Tier Level for Tier Participation Rate is 30%).

In general, if We were to declare an upside crediting method rate equal to the applicable guaranteed minimum, the potential for investment gain would be minimal.

Website for Current Upside Crediting Method Rates: For the Indexed Strategies that are available for investment, the Index Caps, Participation Rates, and Tier Participation Rates and Tier Levels, as applicable, that We are currently offering for new Strategy Terms are available at the following website address: www.FSGProspectus.com. The Index Caps, Participation Rates, and Tier Participation Rates and Tier Levels posted on that website are incorporated by reference into this prospectus.

The upside crediting method rate(s) for the same Indexed Strategy may vary for B-share and I-share class Contracts. The upside crediting method rate(s) for the same Indexed Strategy may also vary based on state, financial intermediary, Premium Payment amount, and potentially other distinguishing factors on a non-discriminatory basis. The only guarantee is that the declared rates will always satisfy applicable guarantees.

If We offer new Indexed Strategies with the same upside crediting methods in the future, the same guarantees specified above will apply. After purchasing the Contract, upon considering the upside rates that We offer for a future Strategy Term, if you decide to surrender the Contract rather than invest in an available strategy, there may be negative consequences such as Withdrawal Charges, negative Strategy Interim Value adjustments, negative MVAs, and taxes and tax penalties.

The rate associated with an available Indexed Strategy's Buffer or Floor cannot be changed for the life of the Indexed Strategy. For the Aggregate Floor Indexed Strategy, the initial Aggregate Floor Percentage cannot be changed for the life of the Indexed Strategy, but after the initial rate, the Aggregate Floor Percentage will change from one consecutive Strategy Term to the next. The Aggregate Floor Percentage is determined at the start of each Strategy Term.

We reserve the right to add, remove or replace any Indexed Strategy in the future, subject to necessary regulatory approvals and amendment of this prospectus. As such, the Indexed Strategies (and the associated Indices, upside crediting methods and downside protection features) that We offer under the Contract can change from one Strategy Term to the next. We can add new Indexed Strategies (with the same or different Indices, upside crediting methods and downside protection features) or cease to offer existing Indexed Strategies.

For future Strategy Terms, We guarantee that the One-Year Fixed Strategy and the S&P 500® one year with Index Cap and 0% Floor Indexed Strategy will be available. If you are not comfortable with the possibility that those could be the only strategies available to you in the future, you should not buy this Contract, as We do not guarantee the availability of any other strategies. As such, from one Strategy Term to the next, We may not offer any Indexed Strategies with Buffer, Aggregate Floor, Participation Rate, or Tier Participation Rate. The Indexed Strategy that We guarantee to make available is subject to Our right of Index replacement.

We do not guarantee a minimum Buffer Percentage or Floor Percentage for any new Indexed Strategies that We may offer in the future. We may offer Indexed Strategies in the future that do not limit Index losses.

The strategies that We guarantee to make available generally have limited potential for investment gain. Assuming the guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% thereafter) or the guaranteed minimum Index Cap (1.00% during the Withdrawal Charge Period and 0.50% thereafter), as applicable for those strategies, your potential return for a Strategy Term could be no greater than 0.10%.

If We discontinue offering an Indexed Strategy, you must reallocate your Strategy Contract Value to a currently available strategy at the start of the next Strategy Term. If you do not provide instructions in Good Order for reallocating the Strategy Contract Value, We will reallocate the Strategy Contract Value to the One-Year Fixed Strategy. This could significantly reduce returns, as the One-Year Fixed Strategy could pay as little as the guaranteed minimum interest rate (0.50% during the Withdrawal Charge Period and 0.10% after the Withdrawal Charge Period).

STRATEGY TERM

Each available Indexed Strategy has a Strategy Term of one year or six years. The initial Strategy Term begins on your Issue Date. Each subsequent Strategy Term begins at the end of the prior Strategy Term. The six-year Indexed Strategies are available only on the Issue Date.

Before selecting an Indexed Strategy for investment, you should consider in consultation with your financial professional which Strategy Term lengths may be appropriate for you based on your liquidity needs, investment time horizon and financial goals. Investing in Indexed Strategies with shorter Strategy Terms will provide more opportunities for Index Credits, transferring Contract Value and withdrawing amounts without a Strategy Interim Value adjustment. However, assuming the same Index and protection from Index losses, Indexed Strategies with shorter Strategy Terms generally tend to have less potential for Index gains. Conversely, investing in Indexed Strategies with longer Strategy Terms will provide fewer opportunities for Index Credits, transferring Contract Value and withdrawing amounts without a Strategy Interim Value adjustment; however, assuming the same Index and protection from Index losses, Index Strategies with longer Strategy Terms generally tend to have more potential for Index gains.

Amounts must remain in an Indexed Strategy until the end of its Strategy Term to be credited with Index Credit and to avoid a possible negative Strategy Interim Value adjustment, in addition to potential Withdrawal Charges, negative MVAs and tax consequences. The types of transactions that may result in a Strategy Interim Value adjustment include partial withdrawals (including, e.g., withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions), full surrender, cancellation, annuitization, Death Benefit payments, Performance Lock and deductions for Rider Charges. See "Contract Charges and Adjustments — Strategy Interim Value Adjustment" for additional information.

THE INDICES

The Contract currently offers Indexed Strategies that are linked to the below Indices. Each Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

S&P 500®

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Nasdaq-100 Index®

The Nasdaq-100 Price Return Index® includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market. The Index includes equities of companies across major industry groups including computer hardware and software, telecommunications, and retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Fidelity U.S. Corporate Strength Index

The Fidelity U.S. Corporate Strength Index is designed to provide investment exposure to large and medium sized U.S. companies based on stock selection models designed by Fidelity. As of December 31, 2025, the Index was comprised of 103 stocks of companies with market capitalizations ranging from $4.24 billion to $4.53 trillion.

The selection and weighting of securities for the Index is fully rules-based, and the index administrator cannot make any discretionary decisions.

The components of the Index are selected from the top 1000 U.S. stocks based on market capitalization. From that universe, the Index selects stocks within each sector based on their composite factor score with respect to both fundamental strength and dividend characteristics.

•  The fundamental strength model seeks to identify companies with strong financial characteristics, analyzing factors related to earnings, sales growth, return on invested capital, cash flows, debt, and short interest.

•  The dividends model seeks to identify companies with high and consistent dividends, analyzing factors related to dividend yield, dividend payout ratio, and dividend growth.

The Index is reconstituted and rebalanced on a semi-annual basis in accordance with the Index's rules-based methodology. The selected stocks are weighted based on market-capitalization, subject to the Index's rules-based constraints. The Index's performance does not reflect any dividends or distributions paid by the component companies.

The Index is administered by Fidelity Product Services LLC. Fidelity Product Services LLC is not affiliated with the Company.

Franklin U.S. Equity Index

The Franklin U.S. Equity Index is designed to provide investment exposure to large U.S. companies based on an investment methodology designed by Franklin Templeton. As of December 31, 2025, the Index was comprised of 252 stocks of companies with market capitalizations ranging from $1.36 billion to $3.80 trillion.

The selection and weighting of securities for the Index is fully rules-based, and the index administrator cannot make any discretionary decisions.

The components of the Index are selected from the Russell 1000® Index. The Russell 1000® Index is designed to measure the performance of large capitalization stocks in the U.S. It includes approximately 1,000 of the largest issuers included in the Russell 3000® Index, which is designed to measure the performance of the entire U.S. stock market.

The Index is designed to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Index over the long term by applying a multi-factor selection process, which is designed to select stocks from the Russell 1000® Index that have favorable scores with respect four investment style factors — quality, value, momentum, and low volatility.

•  The "quality" factor incorporates measurements such as return on equity, earnings variability, cash return on assets, and leverage.

•  The "value" factor incorporates measurements such as price to earnings, price to forward earnings, price to book value, and dividend yield.

•  The "momentum" factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments.

•  The "low volatility" factor incorporates measurements such as historical beta (i.e., a measure of the volatility of a security relative to the total market).

The Index is reconstructed and rebalanced on a semi-annual basis in accordance with the Index's rules-based methodology. The component securities of the Russell 1000® Index with the top 25% investment style factor scores will be selected for inclusion in the Index. The selected securities are weighted based on their market capitalization and investment style factor scores, subject to the Index's rules-based constraints. No company shall be weighted to comprise more than 1% of the Index. The Index is also constrained in its construction to limit turnover of component securities at each semi-annual reconstruction. Securities that are affiliated with Franklin Templeton by either a direct or indirect aggregate shareholding of greater than 20% are excluded from the Index.

The Index's performance does not reflect any dividends or distributions paid by the component companies.

The Index is calculated and maintained by FTSE Russell which aims to reflect the performance of a Franklin Templeton strategy. Neither FTSE Russell nor Franklin Templeton is affiliated with the Company.

The Index is exclusively licensed to Forethought Life Insurance Company for use with the Contract and other index-linked insurance policies issued by us.

UBS Climate Aware Equity Index

The UBS Climate Aware Equity Index is designed to provide investment exposure to the long-term transition to a low carbon and climate resilient economy. The Index is weighted and includes equity securities of large and medium sized US companies. As of March 26, 2026, the Index was comprised of 216 companies with market capitalizations ranging from $7.0 billion to $4.3 trillion.

The companies included in the Index are selected and weighted based on criteria related to climate change, including carbon emissions, coal energy, fossil fuel reserves, renewable energy, emissions trajectories, and severe weather events. The Index also excludes companies involved or alleged to be involved in activities that breach other environmental, social, and governance (ESG) criteria. The Index's performance does not reflect any dividends or distributions paid by the component companies.

The Index is reconstructed and rebalanced on a semi-annual basis. The securities included in the Index are selected from the Solactive GBS United States Large & Mid Cap Index (the "Parent Index"). The Parent Index is designed to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization of U.S. companies.

The selection and weighting of securities for the Index is fully rules-based, and the index administrator cannot make any discretionary decisions. Stocks are selected from the Parent Index and weighted in accordance with the following four step process:

•  First, climate scores are assigned to each company in the Parent Index based on numerous factors related to climate change. Companies' scores will be negatively impacted by greater reliance on carbon emissions, coal energy, and fossil fuel reserves. A company's scores may also be negatively impacted if it is at higher risk of severe weather events related to climate change. Companies' scores will be positively impacted by greater investments in renewable energy and likelihood of achieving emissions targets.

•  Second, the companies' climate scores are compared, and the laggards within each industry category are excluded from further consideration. For companies that are currently components of the Index, the threshold for exclusion is 20th percentile. For companies that are not currently components of the Index, the threshold for exclusion is 40th percentile. For any industry category with fewer than five companies in the Parent Index, the threshold for exclusion is the respective sector average.

•  Third, any remaining company will be excluded if it breaches certain ESG criteria, including the following:

o  The company has more than 10% revenue from coal mining, coal power generation, and/or oil sands extraction;

o  The company has a verified failure to respect certain established norms, or has been involved in controversies, related to the environment, human rights, corruption, or labour rights.

o  The company has verified or alleged ongoing involvement in controversial weapons research (e.g., chemical, biological, and nuclear weapons).

o  The company generates revenue from tobacco cultivation and production.

o  The company has a significant negative impact on sustainable development goals for the environment related to responsible consumption and production, climate action, life below water, or life on land.

•  Fourth, the remaining companies are included in the Index and assigned a weighting in accordance with its rules- based methodology taking into account climate and ESG scores relative to the Parent Index, weight deviations from the Parent Index, weight caps, and weight floors.

The Index is administered by Solactive AG and was designed by Solactive AG in conjunction with UBS. Solactive AG's application of rules related to climate change and other ESG criteria are based on data provided by Institutional Shareholder Services Inc. Neither Solactive AG, UBS, nor Institutional Shareholder Services Inc. is affiliated with the Company.

The Index is licensed to Forethought Life Insurance Company for use with the Contract and other index-linked insurance policies issued by us. The Index's performance history only dates back to October 7, 2021, and, therefore, the Index has only limited historical performance. Inquiries regarding this Index should be directed to the Annuity Service Center.

While the UBS Climate Aware Equity Index's methodology is designed to track the performance of companies with certain climate change related and ESG characteristics, amounts you invest in an Indexed Strategy linked to the UBS Climate Aware Equity Index are NOT invested in the Index or companies comprising the Index. The assets in the Company's General Account and the Separate Account, which the Company invests to support its payment obligations under the Contract, are NOT invested based on climate change or ESG characteristics.

Historical Index Performance

The bar charts shown below provide each Index's annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Indexed Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Strategies, and does not reflect Contract fees and charges, including Withdrawal Charges, negative MVAs, or negative Strategy Interim Value adjustments, which reduce performance.

(1)  This Index is a "price return index," not a "total return index," and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

(1)  This Index is a "price return index," not a "total return index," and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

(1)  This Index is a "price return index," not a "total return index," and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

(1)  This Index is a "price return index," not a "total return index," and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

(1)  This Index is a "price return index," not a "total return index," and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

Index Replacement

We may replace the Index if it is discontinued, or if there is a substantial change in the calculation of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Strategy Term or during a Strategy Term. We will notify you at least 30 days before We replace an Index, or if not possible, as soon as reasonably practical.

If We replace an Index, We will attempt to select a new Index that is similar to the old Index. In making this evaluation, We will look at factors such as asset class, Index composition, strategy or methodology inherent to the Index and Index liquidity. If such an Index cannot be found, We would choose a domestic or international broad-based equity securities index as the substitute Index.

If We replace an Index during a Strategy Term, We will calculate the Index Return using the old Index up until the replacement date. After the replacement date, We will calculate the Index Return using the new Index, using the value for the new Index on the replacement date and the value of the Index at the end of the Strategy Term.

Index Replacement Example. This example is intended to show how We would calculate the Index Return during a Strategy Term in which an Index was replaced.

Index Return from the Starting Index Date until the replacement date for old Index
Old Index Value on the Starting Index Date	100
Old Index Value on replacement date	103
Index Return for old Index on replacement date	(103 / 100) – 1 = 3%

This 3% Index Return on the replacement date is then used to calculate the Index Return.

Index Return from the replacement date until the Ending Index Date for new Index
New Index Value on the replacement date	100
New Index Value on the Ending Index Date	105
Index Return for new Index on replacement date	(105 / 100) – 1 = 5%

The Index Return calculation for that Strategy Term is then based on the change of both the old and new Index. The Index Return in this Strategy Term would be 8.15% [(1 + 3%) * (1 + 5%)].

Additional information about the Index, including disclaimers, may be found in Appendix I. The investment risks associated with the Indices are discussed under the section titled "Principal Risks of Investing in the Contract — Index Risk." Requests for more information about an Index should be directed to Us at Our Annuity Service Center or to your financial professional.

STRATEGY CONTRACT VALUE

The Strategy Contract Value is the amount of your investment in an Indexed Strategy to which you allocate Contract Value and will reflect the portion of your Contract Value in that Indexed Strategy at any given time. If you allocate Contract Value to more than one Indexed Strategy for a Strategy Term, you will have a separate Strategy Contract Value for each Indexed Strategy in which you invested.

If you do not exercise the Performance Lock feature during a Strategy Term, your Strategy Contract Value for an Indexed Strategy will be calculated at the close of each Valuation Day of the Strategy Term as follows:

•  On the first day of the Strategy Term, the Strategy Contract Value will equal the Indexed Strategy Base for that Indexed Strategy, i.e., the amount allocated to the Indexed Strategy for the new Strategy Term.

•  On each Valuation Day thereafter prior to the last day, the Strategy Contract Value on a given Valuation Day will equal the Strategy Interim Value, which We calculate at the close of each such Valuation Day. More information about Strategy Interim Value calculation is provided under "Contract Charges and Adjustments — Strategy Interim Value Adjustment" in this prospectus and "Calculation of Strategy Interim Value" in the Statement of Additional Information.

•  At the end of the Strategy Term, the Strategy Contract Value will equal your Indexed Strategy Base adjusted by any Index Credit, which may be positive, negative, or equal to zero. The Strategy Contract Value at the end of the Strategy Term may also be expressed through the following formula: Indexed Strategy Base x (1 + Index Credit).

Strategy Contract Value Example. Assume you allocate $25,000 to an Indexed Strategy with a 5% Index Cap. On the first Valuation Day of the Strategy Term, your Indexed Strategy Base is $25,000. Over the course of the Strategy Term, assuming you do not exercise the Performance Lock feature, your Strategy Contract Value will increase and decrease according to changes in your Strategy Interim Value. For instance, if your Strategy Interim Value at the close of the tenth Valuation Day equals $25,200, your Strategy Contract Value at that time will be $25,200. If your Strategy Interim Value at the close of the eleventh Valuation Day equals $24,800, your Strategy Contract Value at that time will be $24,800. At the end of the Strategy Term, if an Index Credit of 5% is applied, your Strategy Contract Value will be $26,250 ($25,000 x (1 + 0.05) = $26,250). The Performance Lock feature is described in more detail under the section titled, "Performance Lock."

Proportional Reductions in Indexed Strategy Base

In addition to a Strategy Interim Value adjustment, partial withdrawals and Rider Charge deductions based on Strategy Interim Value negatively impact your future Strategy Contract Values due to immediate proportional reductions to your Indexed Strategy Base. As a result of these transactions, your Strategy Interim Values for the remainder of the Strategy Term will be lower. In addition, any positive Index Credit that you later receive during the Strategy Term will be lower. These negative impacts occur because a withdrawal or Rider Charge deduction based on Strategy Interim Value proportionally reduces the Indexed Strategy Base upon which Strategy Interim Values and Index Credits are calculated. The reduction could be significantly greater than the amount withdrawn or Rider Charge deducted from the Indexed Strategy. The resulting negative impacts to the value of your Contract may be significant, and such negative impacts are in addition to any losses from Withdrawal Charges, MVAs, Strategy Interim Value adjustments, Rider Charges, and taxes and tax penalties.

The application of the Strategy Interim Value to partial withdrawals and proportional reductions to your Indexed Strategy Base, together with any Withdrawal Charges and the MVA, could significantly reduce the value of the Contract, as shown in the hypothetical example immediately below.

Example for Contracts issued before May 1, 2024 and Contracts issued in Designated States on or after May 1, 2024

Partial Withdrawal Impact on Indexed Strategy Base
Indexed Strategy Base immediately prior to the Partial Withdrawal	$100,000.00
Strategy Interim Value immediately prior to the Partial Withdrawal	$80,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge Percentage	7%
Gross Withdrawal	$50,000.00
Withdrawal Charge	$2,800.00
MVA	$1,600.00
Net Withdrawal	$45,600.00
Indexed Strategy Base immediately after the Partial Withdrawal(1)	$37,500.00
Strategy Interim Value immediately after the Partial Withdrawal	$30,000.00

(1)  New Indexed Strategy Base after the partial withdrawal = Indexed Strategy Base immediately prior to the partial withdrawal * [1 – (Gross Withdrawal from Strategy Interim Value / Strategy Interim Value immediately prior to the withdrawal)] = $100,000 * [1 – ($50,000 / $80,000)] = $37,500. Because the Strategy Interim Value was less than the Indexed Strategy Base at the time of the withdrawal, the proportional reduction of the Indexed Strategy Base resulted in a reduction to the Indexed Strategy Base of a dollar amount ($62,500) that was greater than the dollar amount of the withdrawal ($50,000). The Strategy Interim Value for the remainder of the Strategy Term, and the Indexed Credit at the end of the Strategy Term, will be calculated with the new Indexed Strategy Base.

Example for Contracts issued on or after May 1, 2024 except Contracts issued in Designated States

Partial Withdrawal Impact on Indexed Strategy Base
Indexed Strategy Base immediately prior to the Partial Withdrawal	$100,000.00
Strategy Interim Value immediately prior to the Partial Withdrawal	$80,000.00 (1)
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge Percentage	7%
Gross Withdrawal	$50,000.00
Withdrawal Charge	$2,800.00
MVA	$1,500.00
Net Withdrawal	$45,700.00
Indexed Strategy Base immediately after the Partial Withdrawal(2)	$37,500.00
Strategy Interim Value immediately after the Partial Withdrawal	$30,000.00

(1)  Assume the Derivative Asset Proxy equals $5,000 and the Fixed Income Asset Proxy equals $75,000. The MVA applies only to the portion of the Gross Withdrawal that is attributable to the Fixed Income Asset Proxy (i.e., $75,000) in this example. See "Calculation of Strategy Interim Value" in the Statement of Additional Information for explanation of the Derivative Asset Proxy and the Fixed Income Asset Proxy.

(2)  Indexed Strategy Base after the partial withdrawal = Indexed Strategy Base immediately prior to the partial withdrawal * (1 – Gross Withdrawal from Strategy Interim Value / Strategy Interim Value immediately prior to the Withdrawal) = $100,000 * (1 – $50,000 / $80,000)) = $37,500. Because the Strategy Interim Value was less than the Indexed Strategy Base at the time of the withdrawal, the proportional reduction of the Indexed Strategy Base resulted in a reduction to the Indexed Strategy Base of a dollar amount ($62,500) that was greater than the dollar amount of the withdrawal ($50,000). The Strategy Interim Value for the remainder of the Strategy Term, and the Index Credit at the end of the Strategy Term, will be calculated with the new Indexed Strategy Base.

As noted above, the deduction of Rider Charges based on Strategy Interim Value will also result in a proportional reduction to your Indexed Strategy Base. For example, assume you are allocated to two Indexed Strategies. The first Strategy Contract Value is $60,000 and first Indexed Strategy Base is $50,000. The second Strategy Contract Value is $40,000 and second Indexed Strategy Base is $50,000. When a $2,000 Rider Charge is assessed (proportionately by Strategy Contract Value), the first Strategy Contract Value will be $58,800, and the second Strategy Contract Value will be $39,200. The first Indexed Strategy Base will be reduced by $1000 to $49,000 ($50,000 * (1 – $58,800 / $60,000)). The second Indexed Strategy Base will be reduced by $1000 to $49,000 ($50,000 * (1 – $39,200 / $40,000)).

INDEX CREDIT

Each Indexed Strategy takes into account the following elements to calculate the Index Credit:

•  The Index Return;

•  The length of the Strategy Term;

•  The applicable upside crediting method and associated rate(s); and

•  The applicable downside protection feature and associated rate.

For each Indexed Strategy to which you allocate Contract Value, at the end of the Strategy Term, We will apply an Index Credit to your Indexed Strategy Base (unless the Performance Lock feature was exercised during the Strategy Term). The Index Credit may be positive, negative, or equal to zero.

•  If the Index Credit is positive, the dollar amount of the investment gain from the Index Return can be calculated as the Indexed Strategy Base multiplied by the Index Credit.

•  If the Index Credit is negative, the dollar amount of the investment loss from the Index Return can be calculated as the Indexed Strategy Base multiplied by the Index Credit.

•  If the Index Credit is equal to zero, there will be no investment gain or loss due to the Index Return.

We will apply the Index Credit to the Indexed Strategy Base at the end of the Strategy Term. The Strategy Contract Value will also be increased or decreased by the amount of the credit.

If you allocate Contract Value to multiple Indexed Strategies for a Strategy Term, separate Index Credits will be applied to all the Indexed Strategies in which you are invested at the end of the Strategy Term. Even if you receive positive Index Credit for one or more Indexed Strategies for a Strategy Term, your overall gain will be reduced by any negative Index Credit you receive for any other Indexed Strategy, and such negative Index Credit may cause you to incur an overall loss during the Strategy Term.

INDEX RETURN ("POINT-TO-POINT").

To calculate the Index Credit, We first calculate the Index Return. We calculate the Index Return on a point-to-point basis. The Index Return for an Indexed Strategy is the net percentage change in the Index Value from the Starting Index Date to the Ending Index Date. If the Starting Index Date or the Ending Index Date of a Strategy Term is not a Valuation Day, the Starting Index Date or Ending Index Date will be the prior Valuation Day.

For example, assume that between the Starting Index Date and the Ending Index Date the net value of the S&P 500® increases by 5%. Thus, the Index Return for that Indexed Strategy would be 5%. If instead the net value of the S&P 500® decreases by 5%, the Index Return for that Indexed Strategy would be -5%.

After calculating the Index Return, We assess the application of the Indexed Strategy Parameters to determine the Index Credit, as described under "Limits on Index Losses and Gains" below.

LIMITS ON INDEX LOSSES AND GAINS

This section describes how Index losses and gains are calculated using the different downside protection features and upside crediting methods. See "Aggregate Floor" for details on the Aggregate Floor downside protection feature.

Limits on Index Losses

We may limit the negative Index Return used in calculating the Index Credit applied to an Indexed Strategy at the end of a Strategy Term through the use of a Buffer, Floor, or Aggregate Floor downside protection feature.

The following table describes how Index Credits are calculated when a Buffer Percentage or Floor Percentage applies.

Downside Protection Feature	Limit on Index Losses
Buffer

Establishes the maximum amount of negative Index Return that will not be reflected in a negative Index Credit for a given Strategy Term. For example, if the Buffer Percentage is 10% and the Index Return is -25%, We will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer Percentage) at the end of the Strategy Term. If the Index Return is instead -5%, We will apply a 0% Index Credit (i.e., no loss) because the negative Index Return did not exceed the Buffer Percentage.

Floor / Aggregate Floor	Establishes the lowest negative Index Credit that may be applied for a given Strategy Term. For example, if the Floor Percentage is -10% and the Index Return is -25%, We will apply a -10% Index Credit (the amount of negative Index Return up to the Floor Percentage). If the Index Return is instead -5% (which is higher than the Floor Percentage), We will apply a -5% Index Credit.
If the Floor Percentage is 0%, there is no risk of loss due to a negative Index Return. The Index Credit will never be lower than 0%. Nonetheless, like any other Indexed Strategy, there may be losses due to Withdrawal Charges, negative MVAs, negative Strategy Interim Value adjustments, and taxes and tax penalties.

It is important to understand the limits and risks of the downside protection features described in the table above, including the following:

•  The Buffer Percentage provides only limited protection from negative Index Returns. It does not provide absolute protection against negative Index Credit, and you may lose money. Additionally, Rider Charges, Withdrawal Charges, advisory fees, negative MVAs, negative Strategy Interim Value adjustments, and taxes, if applicable, will further reduce your Contract Value and are not subject to the Buffer Percentage.

•  The Floor Percentage (other than a 0% Floor Percentage) provides only limited protection from negative Index Returns. It does not provide absolute protection against negative Index Credit, and you may lose money. Additionally, Rider Charges, Withdrawal Charges, advisory fees, negative MVAs, negative Strategy Interim Value adjustments, and taxes, if applicable, will further reduce your Contract Value and are not subject to the Floor Percentage.

The Contract currently offers Indexed Strategies with Buffer Percentages of 5%, 10%, or 20% or a Floor Percentage of 0%. For these Indexed Strategies, the Buffer Percentage or Floor Percentage cannot be changed for the life of the Indexed Strategy.

The Contract also currently offers an Indexed Strategy with Aggregate Floor. For the Aggregate Floor Indexed Strategy, after the initial Floor Percentage, the Floor Percentage will change from one consecutive Strategy Term to the next. The Floor Percentage will change for subsequent consecutive Strategy Terms depending on your Index Credits, how you manage your Strategy Value, and whether you elect a reset, but We guarantee that the Floor Percentage will never be less than -20% for subsequent consecutive Strategy Terms. See "Aggregate Floor" for additional information.

The limits on Index loss offered under the Contract may change from one Strategy Term to the next; however, We will always offer an Indexed Strategy with a 0% Floor Percentage. In the future, We may not offer any Indexed Strategies with Buffer or Aggregate Floor, and We do not guarantee a minimum Buffer Percentage or Floor Percentage for any new Indexed Strategies that We may offer in the future. See "Indexed Strategies — General" above for additional information.

We set the Buffer Percentages and Floor Percentages at Our sole discretion. We consider various factors in declaring Buffer Percentages and Floor Percentages, including Our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors. For the Aggregate Floor Indexed Strategy, for so long as you remain invested in the Indexed Strategy for consecutive Strategy Terms, the Floor Percentage applicable to future Strategy Terms is subject to the terms and conditions described under "Aggregate Floor."

Before selecting an Indexed Strategy for investment, you should consider in consultation with your financial professional which downside protection feature and level of protection may be appropriate for you. You and your financial professional may want to discuss and consider your risk tolerance, investment time horizon, and financial goals. Generally, assuming the same Index and Strategy Term length, an Indexed Strategy that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Strategy Term length, an Indexed Strategy that provides less protection from Index losses will generally tend to have more potential for Index gains.

Limits on Index Gains

We limit the amount of positive Index Credits that are applied to an Indexed Strategy at the end of a Strategy Term through the use of the applicable upside crediting method, either Index Cap, Participation Rate, or Tier Participation Rate.

The following table describes how Index Credits are calculated using the Index Cap, Participation Rate and Tier Participation Rate upside crediting methods. These upside crediting methods allow for a positive Index Credit only if the Index Return is positive. If the Index Return is negative, the Buffer Percentage or Floor Percentage will apply. See "Limits on Index Losses" above.

Upside Crediting Method	Positive Index Return	Zero Index Return
Index Cap	Index Credit will equal the Index Return, subject to the Index Cap. For example, if the Index Return is 10% and the Index Cap is 6%, We will apply a 6% Index Credit.	Index Credit will equal 0%.
Participation Rate	Index Credit will equal the Participation Rate multiplied by the Index Return. For example, if the Index Return is 10% and the Participation Rate is 80%, We will apply an 8% Index Credit (10% x 80% = 8%).	Index Credit will equal 0%.
Tier Participation Rate	Index Return that is less than or equal to the Tier Level is multiplied by the Tier One Participation Rate. Index Return that is in excess of the Tier Level is multiplied by the Tier Two Participation Rate. The Index Credit is equal to the sum of these values. For example, assume a Tier One Participation Rate of 80%, a Tier Two Participation Rate of 100% and a Tier Level of 10%:
• If the Index Return is 10% (which does not exceed the Tier Level), the Index Credit is the sum of (a) 10% multiplied by the 80% Tier One Participation Rate (10% x 80% = 8%) and (b) 0% multiplied by the 100% Tier Two Participation Rate (0% x 100% = 0%). As a result, We will apply an 8% Index Credit (8% + 0% = 8%).
	• If the Index Return is 15% (which does exceed the Tier Level), the Index Credit is the sum of (a) 10% multiplied by the 80% Tier One Participation Rate (10% x 80% = 8%) and (b) 5% multiplied by the 100% Tier Two Participation Rate (5% x 100% = 5%). As a result, We will apply a 13% Index Credit (8% + 5% = 13%).	Index Credit will equal 0%.

It is important to understand the limits and risks of the upside crediting methods described in the tables above, including the following:

•  An Index Cap represents the maximum positive Index Return that may be reflected in the Index Credit for a given Strategy Term. As such, an Index Cap may limit your gain by capping your potential Index Credit.

•  A Participation Rate is a percentage that is multiplied by any positive Index Return to calculate the Index Credit for a given Strategy Term. A Participation Rate may prevent you from fully participating in positive Index Return (although there is no cap on your potential Index Credit when a Participation Rate is applied).

•  The Tier Level is the level of Index Return that determines the applicability of the Tier Participation Rates. The Tier Participation Rates include a Tier One Participation Rate and a Tier Two Participation Rate. Positive Index Return that is less than or equal to the Tier Level is multiplied by the Tier One Participation Rate. Positive Index Return that is in excess of the Tier Level is multiplied by the Tier Two Participation Rate. Tier Participation Rates may prevent you from fully participating in positive Index Return (although there is no cap on your potential Index Credit when Tier Participation Rates are applied).

See "Indexed Strategies — General" above for the lowest rates that may be established for the upside crediting methods, as well as information on how to access online the upside crediting method rates that We are currently offering.

We set the rates for the upside crediting methods at Our sole discretion, subject to applicable guarantees. We consider various factors in declaring the rates, including Our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions (such as market volatility), and competitive factors.

Before selecting an Indexed Strategy for investment, you should consider in consultation with your financial professional whether an Indexed Strategy's limit on Index gains may be appropriate for you. You and your financial professional may want to discuss and consider your risk tolerance, investment time horizon and financial goals. Generally, assuming the same Index and Strategy Term length, an Indexed Strategy that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Strategy Term length, an Indexed Strategy that provides more potential for Index gains will generally tend to have less protection from Index losses.

EXAMPLES OF INDEX CREDIT CALCULATION FOR INDEXED STRATEGIES (EXCEPT AGGREGATE FLOOR)

The following examples illustrate how We calculate and apply Index Credit for the different types of Indexed Strategies (other than Aggregate Floor Indexed Strategies), assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Index Cap Example 1: Assume that you allocated Contract Value to an Indexed Strategy for a Strategy Term with an Index Cap of 8%. Also assume that at the end of the Strategy Term, the Index Return is 5%. In this case, to calculate the Index Credit, We would compare the Index Return of 5% to the Index Cap of 8%. Because the Index Return (5%) is less than the Index Cap (8%), the Index Credit would equal 5%.

Index Cap Example 2: Assume that you allocated Contract Value to an Indexed Strategy for a Strategy Term with an Index Cap of 8%. Also assume that at the end of the Strategy Term, the Index Return is 15%. In this case, to calculate the Index Credit, We would compare the Index Cap of 8% to the Index Return of 15%. Because the Index Return (15%) is higher than the Index Cap (8%), the Index Credit would equal 8%.

Participation Rate Example: Assume that you allocated Contract Value to an Indexed Strategy for a Strategy Term that includes a Participation Rate of 20%, and at the end of the Strategy Term, the Index Return is 10%. In this case, to calculate the Index Credit, We would multiply the Index Return of 10% by the 20% Participation Rate, which results in an Index Credit of 2%.

Tier Level and Tier Participation Rates Example 1: Assume that you allocated Contract Value to an Indexed Strategy for a Strategy Term that includes a Tier One Participation Rate of 100%, a Tier Two Participation Rate of 140%, and a Tier Level of 20%, and at the end of the six-year Strategy Term, the Index Return is 10%. In this case, where the Index Return is less than the Tier Level, to calculate the Index Credit, We would multiply the Index Return of 10% by the 100% Tier One Participation Rate, which results in an Index Credit of 10%. The Tier Two Participation Rate would not apply.

Tier Level and Tier Participation Rates Example 2: Assume that you allocated Contract Value to an Indexed Strategy for a Strategy Term that includes a Tier One Participation Rate of 100%, a Tier Two Participation Rate of 140%, and a Tier Level of 20%, and at the end of the six-year Strategy Term, the Index Return is 25%. In this case, where the Index Return is above the Tier Level, the Index Credit would be 100% (Tier One Participation Rate) of the first 20% (Tier Level) increase, plus 140% (Tier Two Participation Rate) of the remaining 5% (Index Return minus Tier Level) increase, which equals an Index Credit of 27%.

Buffer Percentage Example 1: Assume that you allocated Contract Value to an Indexed Strategy that includes a Buffer Percentage of 10%, and, on the Ending Index Date, the Index Return is -5%. In this case, to calculate the Index Credit, We would compare the Buffer Percentage of 10% to the Index Return of -5%. Because the negative Index Return (-5%) does not exceed the Buffer Percentage of 10%, the Index Credit would equal 0%. In this example, the Buffer Percentage provided complete downside protection by preventing you from receiving negative Index Credit.

Buffer Percentage Example 2: Assume that you allocated Contract Value to an Indexed Strategy that includes a Buffer Percentage of 10%, and, on the Ending Index Date, the Index Return is -15%. In this case, to calculate the Index Credit, We would compare the Buffer Percentage of 10% to the Index Return of -15%. Because the negative Index Return (-15%) exceeds the Buffer Percentage of 10%, an Index Credit of -5% would be applied to the Indexed Strategy Base. In this example, the Buffer Percentage provided partial downside protection because it limited your loss from -15% to -5%, but it did not provide complete downside protection.

Floor Percentage Example 1: Assume that you allocated Contract Value to an Indexed Strategy that includes a Floor Percentage of -10% and, at the end of the Strategy Term, the Index Return is -5%. In this case, to calculate the Index Credit, We would compare the Floor Percentage of -10% to the Index Return of -5%. Because the Floor Percentage (-10%) is less than the Index Return (-5%), We would apply an Index Credit equal to -5% to the Indexed Strategy Base. In this example, the Floor Percentage did not provide any downside protection.

Floor Percentage Example 2: Assume that you allocated Contract Value to an Indexed Strategy that includes a Floor Percentage of -10% and, at the end of the Strategy Term, the Index Return is -15%. In this case, to calculate the Index Credit, We would compare the Floor Percentage of -10% to the Index Return of -15%. Because the Floor Percentage limits the amount of negative Index performance to -10%, an Index Credit equal to -10% would be applied to the Indexed Strategy Base. In this example, the Floor Percentage provided partial downside protection by limiting your loss to -10%.

Floor Percentage Example 3: Assume that you allocated Contract Value to an Indexed Strategy that includes a Floor Percentage of 0% and, at the end of the Strategy Term, the Index Return is -15%. Because a 0% Floor Percentage provides complete protection from a negative Index Return, an Index Credit equal to 0% would be applied to the Indexed Strategy Base.

No upside crediting method guarantees a certain amount of Index Credit. The rates that We declare for the available Indexed Strategies' upside crediting methods may limit the amount of positive Index Credit that We may be obligated to pay for any Strategy Term. We set the rates for the available Indexed Strategies' upside crediting methods at Our discretion, subject to the guaranteed limits set forth in this prospectus. You risk the possibility that We will not set an Indexed Strategy's upside crediting method rate higher than the minimum guaranteed rate.

A Buffer Percentage provides only limited protection from downside risk. It does not provide absolute protection against negative Index Credit, and you may lose money. Additionally, Rider Charges, Withdrawal Charges, advisory fees, negative MVAs, negative Strategy Interim Value adjustments, and taxes, if applicable, will further reduce your Contract Value and are not subject to the Buffer Percentage.

A Floor Percentage lower than 0% provides only limited protection from negative Index Returns. It does not provide absolute protection against negative Index Credit, and you may lose money due to a negative Index Return. Additionally, regardless of the Floor Percentage, Rider Charges, Withdrawal Charges, advisory fees, negative MVAs, negative Strategy Interim Value adjustments, and taxes, if applicable, will further reduce your Contract Value and are not subject to the Floor Percentage.

For explanation and examples of Aggregate Floor, see "Aggregate Floor" below.

AGGREGATE FLOOR

The Aggregate Floor Indexed Strategy is an Indexed Strategy with a one year Strategy Term that, if you elect to remain invested on a year-over-year basis, provides a downside protection guarantee that spans multiple one year consecutive Strategy Terms. For this reason, this strategy may appeal to a Contract Owner who is concerned about cumulative negative Index performance over the course of multiple Strategy Terms but still wants upside exposure.

•  The annual growth potential is the one year Index Return up to the Index Caps.

•  The annual downside protection guarantee is equal to the Aggregate Floor, which is the dollar amount of your investment that is protected from negative Index performance during each one year Strategy Term.

The initial Aggregate Floor is equal to 90% of the Aggregate Floor Indexed Strategy's investment allocation. For as long as you remain invested in the Aggregate Floor Indexed Strategy, your Aggregate Floor (adjusted for any resets, withdrawals, optional Rider Charges and/or transfers in subsequent consecutive Strategy Terms) will never decrease due to negative market performance from one Strategy Term to the next. This means that you will never lose more than 10% of your initial allocation (or any subsequent allocations) to the Aggregate Floor Indexed Strategy due to negative Index performance.

The initial Aggregate Floor Percentage is always -10%. The Aggregate Floor Percentage may change for subsequent consecutive Strategy Terms depending on the Index Credit from the prior Strategy Term, but We guarantee that We will never set the percentage lower than -20% for subsequent consecutive Strategy Terms. Please note, however, that We do not guarantee that the Aggregate Floor Indexed Strategy will always be available for future Strategy Terms. If you are invested in the Aggregate Floor Indexed Strategy, and We make that Indexed Strategy unavailable for future investment, you will not be permitted to invest in the Aggregate Floor Indexed Strategy for a subsequent consecutive Strategy Term. See "Reallocation Period" for additional information about reallocating your Contract Value at the end of a Strategy Term, including when a matured Indexed Strategy is no longer available for future investment.

At the start of each consecutive Aggregate Floor Indexed Strategy Term, We recalculate the Aggregate Floor, Aggregate Floor Percentage and Index Caps, as follows and discussed in more detail below.

This section contains numerous examples illustrating how We calculate and apply Index Credit for Aggregate Floor Indexed Strategies, assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. Unless otherwise stated, the examples assume no withdrawals.

Calculating the Aggregate Floor

We recalculate the new Aggregate Floor based on the prior Strategy Term's Index Credit, as well as any withdrawals, optional Rider Charges and/or transfers in or out of the Indexed Strategy. The new Aggregate Floor will equal the greater of the prior Strategy Term's Aggregate Floor or 80% of the Strategy Contract Value (as adjusted for any positive or negative Index Credit).

In general, based on the prior Strategy Term's Index Credit, the Aggregate Floor will stay the same or increase at the start of each new consecutive Aggregate Floor Indexed Strategy. The Aggregate Floor Percentage will also change, based on the new Aggregate Floor, to reflect the largest percentage by which your Strategy Contract Value can decrease at the end of the Strategy Term. We discuss this further below in greater detail.

For each scenario below, assume $100,000 initial allocation at the start of Contract Year 1; an initial Aggregate Floor of $90,000; and no withdrawals, optional Rider Charges and/or transfers in or out of the Indexed Strategy:

•  If the Index Credit is 0%, the Aggregate Floor will not change at the start of the next consecutive Strategy Term. For example, assume you have an Index Credit of 0% (or $0) in Contract Year 1, the Aggregate Floor will not change at the start of the next consecutive Strategy Term. This is because the new Aggregate Floor equals the greater of the prior Strategy Term's Aggregate Floor ($90,000) or 80% of your Strategy Contract Value (80% of $100,000 = $80,000).

•  If the Index Credit is negative, the Aggregate Floor will not change at the start of the next consecutive Strategy Term. For example, assume you have a negative Index Credit in Contract Year 1 of 6% (or $6,000), which reduces your Strategy Contract Value to $94,000. Your Aggregate Floor will not change at the start of the next consecutive Strategy Term. This is because the new Aggregate Floor equals the greater of the prior Strategy Term's Aggregate Floor ($90,000) or 80% of your Strategy Contract Value (80% of $94,000 = $75,200). The Aggregate Floor Percentage for Contract Year 2 is -4.26% ($90,000 Aggregate Floor / $94,000 Strategy Contract Value – 1).

In Contract Year 2, assume the Index performance is again negative, and you have a potential negative Index Credit of 5% (or $4,700) prior to the application of the Aggregate Floor Percentage of -4.26%. The Index Credit in Contract Year 2 is limited to -4.26% (or $4000). We protected you from loss that would reduce your Strategy Contract Value below $90,000 because you have a $90,000 Aggregate Floor. This means We will only reduce your Strategy Contract Value by -4.26% (or $ 4,000) to $90,000 instead of by -5% (or $4,700) to $89,300. Your Aggregate Floor will not change at the start of the next consecutive Strategy Term. This is because the new Aggregate Floor equals the greater of the prior Strategy Term's Aggregate Floor ($90,000) or 80% of your Strategy Contract Value (80% of $90,000 = $72,000).

•  If the Index Credit is positive, the Aggregate Floor will increase or stay the same at the start of the next consecutive Strategy Term. For example, assume you have a positive Index Credit in Contract Year 1 of 4% (or $4,000), increasing your Strategy Contract Value to $104,000. Your Aggregate Floor will not change at the start of the next consecutive Strategy Term. This is because the new Aggregate Floor equals the greater of the prior Strategy Term's Aggregate Floor ($90,000) or 80% of your Strategy Contract Value (80% of $104,000 = $83,200).

In Contract Year 2, assume the Index performance is again positive, and you have a positive Index Credit of 10% ($10,400), increasing your Contract Strategy Value to $114,400. Your Aggregate Floor will increase at the start of the next consecutive Strategy Term to $91,520. This is because the new Aggregate Floor equals the greater of the prior Strategy Term's Aggregate Floor ($90,000) or 80% of your Strategy Contract Value (80% of $114,400 = $91,520). In this example, starting in Contract Year 3 and for each subsequent consecutive Aggregate Floor Indexed Strategy Term, your Aggregate Floor will never be less than $91,520 due to negative market performance.

At the start of each subsequent Strategy Term the Aggregate Floor amount may increase such that We will never allow you to lose more than 20% in any given Strategy Term. The Aggregate Floor amount may also increase or decrease upon the election of the reset feature, which is discussed below in this section. Upon any reset of the Aggregate Floor Percentage, the Aggregate Floor will be reset to equal 90% of your Strategy Contract Value.

We will decrease your Aggregate Floor upon withdrawals, the deduction of optional Rider Charges and/or transfers out of the Indexed Strategy on a proportional basis. We will increase your Aggregate Floor upon any transfer into the Indexed Strategy. We discuss such decreases and increases below in this section, as well as provide examples.

Calculating the Aggregate Floor Percentage

Next, We determine a new Aggregate Floor Percentage at the start of each consecutive Aggregate Floor Indexed Strategy Term. The Aggregate Floor Percentage is the maximum annual percentage of your investment allocation to the Indexed Strategy that you can lose due to negative Index performance.

We determine the Aggregate Floor Percentage, as follows: [(Aggregate Floor/Strategy Contract Value) – 1]. In general, as your Strategy Contract Value increases, your Aggregate Floor Percentage will decrease (ex.: -10% to -20%); as your Strategy Contract Value decreases, your Aggregate Floor Percentage will increase (ex.: -10% to 0%).

As the Aggregate Floor and the Strategy Contract Value changes, the Aggregate Floor Percentage also changes to reflect the largest percentage that your Strategy Contract Value can decrease, based on the new Aggregate Floor, at the end of the Strategy Term. We guarantee that this percentage will never be lower than -20%.

As discussed below in this section, you have the option to elect to reset the Aggregate Floor Percentage to -10% for any subsequent consecutive Strategy Term during the Reallocation Period for the next Strategy Term.

Setting Index Caps

We set renewal Index Caps based on the new Aggregate Floor Percentage for the next consecutive Strategy Term. We set the Index Caps at least ten days prior to the start of any Indexed Strategy Term.

•  Aggregate Floor Percentages with less investment risk for the next consecutive Strategy Term will result in lower Index Caps for that Strategy Term. This means that the Index Caps renewal rates will decrease as your Aggregate Floor Percentage increases.

•  Aggregate Floor Percentages with greater investment risk for the next consecutive Strategy Term will result in higher Index Caps for the next Strategy Term. This means that the Index Caps renewal rates will increase as your Aggregate Floor Percentage decreases.

You should fully understand the operation of the Aggregate Floor Indexed Strategy before electing it as an investment or exercising its reset feature.

Examples

In the following example, We show how the Aggregate Floor, Aggregate Floor Percentage and the Index Caps work over the course of several Contract Years under varying market conditions. We provide the hypothetical renewal Index Caps table and additional examples in Appendix C.

Contract Year 1

Strategy Contract Value = $100,000

Aggregate Floor = $90,000

Aggregate Floor Percentage = -10%

Index Caps = 10%

•  If the Index performance in the 1st Contract Year is 15%, the Strategy Contract Value grows to $110,000 (up to the Index Caps of 10%), the Aggregate Floor remains at $90,000 (since 80% of $110,000 is $88,000, which is less than the current Aggregate Floor of $90,000) and the Aggregate Floor Percentage would be -18.1% [($90,000 / $110,000) – 1] for the next Contract Year.

Contract Year 2

Strategy Contract Value = $110,000

Aggregate Floor = $90,000

Aggregate Floor Percentage = -18.1%

Index Caps = 16.50%

•  If the Index performance in the 2nd Contract Year is 10%, the Strategy Contract Value grows to $121,000 (as the 10% Index performance is less than the Index Caps of 16.50%), the Aggregate Floor would increase to $96,800 (since 80% of $121,000 is $96,800, which is greater than the current Aggregate Floor of $90,000) and the Aggregate Floor Percentage would be -20% [($96,800 / $121,000) – 1] for the next Contract Year.

Contract Year 3

Strategy Contract Value = $121,000

Aggregate Floor = $96,800

Aggregate Floor Percentage = -20%

Index Caps = 22%

•  If the Index performance in the 3rd Contract Year is -25%, the Strategy Contract Value would decrease to the Aggregate Floor of $96,800 (although the Index performance was -25%, the maximum that could be lost in the Contract Year is -20%), the Aggregate Floor would remain at $96,800 (since 80% of $96,800 = $77,440, which is less than the Aggregate Floor of $96,800) and the Aggregate Floor Percentage would be 0% [($96,800 / $96,800) – 1] for the next Contract Year.

Contract Year 4

Strategy Contract Value = $96,800

Aggregate Floor = $96,800

Aggregate Floor Percentage = 0%

Index Caps = 2.50%

•  If the Index performance in the 4th Contract Year is -5%, the Strategy Contract Value would not decrease any further because the Aggregate Floor is $96,800 (although the Index performance was -5%, the maximum that could be lost in the Contract Year is -0%), the Aggregate Floor would remain at $96,800 (since 80% of $96,800 = $77,440, which is less than the Aggregate Floor of $96,800) and the Aggregate Floor Percentage would be 0% [($96,800 / $96,800) – 1] for the next Contract Year.

We provide additional information about each of these features below in this section.

How Your Aggregate Floor Can Decrease

Your Aggregate Floor is guaranteed never to decrease due to negative market performance. Since your initial Aggregate Floor is equal to 90% of your initial investment allocation to the Aggregate Floor Indexed Strategy, this means your Aggregate Floor will never decrease below 90% of your initial investment (based on negative Index performance).

Transfers and withdrawals from the Aggregate Floor Indexed Strategy will decrease the Aggregate Floor on a proportional basis, which may be greater than the dollar amount of the transfer or withdrawal. The deduction of optional Rider Charges will also proportionally decrease your Aggregate Floor in the same manner as transfer and withdrawals. See the following example:

Example — Transfer from Aggregate Floor Indexed Strategy:

End of Contract Year 1:

Aggregate Floor = $90.000

Strategy Contract Value = $105,000

A transfer of $50,000 is requested during the Reallocation Period from the Aggregate Floor Indexed Strategy into another Indexed Strategy for Contract Year 2.

Beginning of Contract Year 2:

Aggregate Floor = $47,150

Strategy Contract Value = $55,000

•  The Aggregate Floor is determined by first calculating the Aggregate Floor prior to the transfer, which is $90,000 (greater of $90,000 and $84,000, which is 80% of the $105,000 Strategy Contract Value)

•  Next, the Aggregate Floor is decreased by taking the transfer out of the Strategy ($50,000) and multiplying that amount by the greater of the following:

o  1 plus the maximum Floor Percentage of -20%, or -0.20, which is 80%

o  1 plus the (Aggregate Floor at the end of the prior Strategy Term divided by the Strategy Contract Value at the end of the prior Strategy Term minus one), which is 1 + (-14.3% or -0.143), which is 85.7%

•  The Contract Year 2 Aggregate Floor is $47,143, which is the Aggregate Floor calculated prior to the transfer ($90,000) less the amount of the Aggregate Floor attributed to the transfer from the Aggregate Floor Strategy ($42,857, which is 85.7% of $50,000) into the new Strategy.

•  Your Aggregate Floor Percentage for Contract Year 2 would be -14.3% [(Aggregate Floor of $47,143 / Strategy Contract Value of $55,000) – 1]

Example — Withdrawal from Aggregate Floor Indexed Strategy:

End of Contract Year 1:

Aggregate Floor = $90.000

Strategy Contract Value = $105,000

During Contract Year 2, a withdrawal of $50,000 is taken. Assuming no change to the Strategy Contract Value, the Aggregate Floor is reduced proportionally by the factor of one minus the withdrawal divided by the Strategy Contract Value (1-$50,000 / $105,000), which is equal to 0.52381. The Aggregate Floor following the withdrawal would be $47,143.

Please see Appendix C for more details and examples on the calculations.

Your Aggregate Floor can also decrease if you select a "reset," as discussed below in this section.

How Your Aggregate Floor Can Increase

As discussed above, the Aggregate Floor amount may increase due to positive Index performance from one Strategy Term to the next while Strategy Contract Value remains allocated to the Aggregate Floor Indexed Strategy. At the start of each subsequent Strategy Term, the Aggregate Floor amount may increase such that you will never lose in excess of 20% in any given Strategy Term. This increase may occur following positive Index performance. If applicable, the increase is automatic.

The Aggregate Floor will also increase if you transfer additional Strategy Contract Value into the Indexed Strategy at the start of a new Strategy Term. The initial Aggregate Floor Percentage for transfers will always equal -10%. Upon transfer into the Aggregate Floor Indexed Strategy, the Strategy Contract Value will be increased by the amount of the transfer and the Aggregate Floor will be increased by 90% of the transfer. Following the transfer, the Aggregate Floor Percentage for the next Strategy Term will be calculated using the increased Aggregate Floor.

If there is a combination of renewal allocations and transfers into the Indexed Strategy, the Aggregate Floor will be a blend of the renewal allocations and transfer allocation. For example, assume your Aggregate Floor is $90,000 and your Strategy Contract Value is $105,000 at the start of the next Strategy Term prior to a $50,000 transfer into the Aggregate Floor Strategy. For the allocation renewing from the prior Strategy Term, the Aggregate Floor carried forward to the next Strategy Term remains $90,000 because 80% of the Strategy Contract Value did not exceed the prior Aggregate Floor. Following the transfer, your Aggregate Floor will increase by $45,000 (90% of $50,000 transfer) to a total of $135,000 Aggregate Floor. Example continued, for the next Strategy Term, your Aggregate Floor Percentage would be -12.9% (Aggregate Floor of $135,000 / Strategy Contract Value of $155,000 — 1). Please see Appendix C for more details and examples on the calculations.

Your Aggregate Floor can also increase if you select a "reset," as discussed below in this section.

The Aggregate Floor is set before the beginning of each Strategy Term. It is equal to Max [A,B] + C – D, where:

A is one plus the minimum Floor Percentage (-20%) under the Aggregate Floor Indexed Strategy x the Strategy Contract Value at the end of the prior Strategy Term;

B is the Aggregate Floor at the end of the prior Strategy Term;

C is Contract Value transferred into the Aggregate Floor Indexed Strategy since the end of the prior Strategy Term; multiplied by one plus the initial Aggregate Floor Percentage and

D is Contract Value transferred out of the Aggregate Floor Indexed Strategy since the end of the prior Strategy Term multiplied by [one plus the maximum of the minimum Floor Percentage and the (Aggregate Floor at the end of the prior Strategy Term divided by the Strategy Contract Value at the end of the prior Strategy Term minus one)]

Contract Value must remain allocated to the Indexed Strategy over multiple Strategy Terms to benefit from an increase in the Aggregate Floor. Contract Value that is transferred out of the Indexed Strategy loses any additional protection provided by the Aggregate Floor.

How Your Aggregate Floor Percentage Increases and Decreases

The initial Aggregate Floor Percentage will always be equal to -10%. As discussed above, at the start of each new one year consecutive subsequent Aggregate Floor Indexed Strategy Term, the Aggregate Floor Percentage and the corresponding Index Caps may change based on the prior year's (negative or positive) Index performance. First, We calculate your new Aggregate Floor. Then We calculate the Aggregate Floor Percentage. The Aggregate Floor Percentage can vary from -20% to 0%. As the Aggregate Floor and the Strategy Contract Value changes, the Aggregate Floor Percentage also changes to reflect the largest percentage that your Strategy Contract Value can decrease, based on the new Aggregate Floor, at the end of the Strategy Term. Your Aggregate Floor Percentage will then determine the Index Caps for that Strategy Term. Index Caps for each Aggregate Floor Percentage upon renewal will be available 10 days prior to the end of the Strategy Term, as discussed in more detail below in this section.

In general, following positive performance in a prior Contract Year, your Aggregate Floor Percentage will decrease for the next Contract Year (this means your potential loss will be larger) and the Index Caps renewal rates will increase (this means your potential gain will be higher). Alternatively, if you have negative performance in the prior Contract Year, your Aggregate Floor Percentage in the subsequent Contract Year will be higher (this means your potential loss will be smaller), and your Index Caps will be lower (this means you will have a lower potential gain.) In all cases, however, the new Aggregate Floor Percentage will never permit losses that would allow the Strategy Contract Value to decrease below the Aggregate Floor.

The Aggregate Floor Percentage is set at the beginning of each Strategy Term, the result will range between 0 and -20%. It is equal to A divided by (B + C – D) minus one, where

A is the Aggregate Floor as calculated above

B is the Strategy Contract Value at the end of the prior Strategy Term

C is Contract Value transferred into the Aggregate Floor Indexed Strategy since the end of the prior Strategy Term, and

D is Contract Value transferred out of the Aggregate Floor Indexed Strategy since the end of the prior Strategy Term.

Aggregate Floor Percentage Example: Assume that you allocated $100,000 in Contract Value entirely to the Aggregate Floor Indexed Strategy. The Aggregate Floor Percentage is -10% and, at the end of the Strategy Term, the Index Return is -6%. In this case, to calculate the Index Credit, We would compare the Aggregate Floor Percentage of -10% to the Index Return of -6%. Because the Aggregate Floor Percentage (-10%) is less than the Index Return (-6%), We would apply an Index Credit equal to -6% to the Indexed Strategy Base, resulting in $94,000 in ending Contract Value. In this Strategy Term, the Aggregate Floor Percentage did not provide any downside protection.

Assume funds remain in the same Aggregate Floor Indexed Strategy. The Aggregate Floor Percentage for Contract Year 2 is -4.3%, which is derived by taking the Aggregate Floor divided by the beginning Contract Value minus 1 ($90,000 / $94,000 – 1). At the end of the second Strategy Term, the Index Return is -6%. In this case, to calculate the Index Credit, We would compare the Aggregate Floor Percentage of -4.3% to the Index Return of -6%. Because the Aggregate Floor Percentage (-4.3%) is greater than the Index Return (-6%), We would apply an Index Credit equal to -4.3% to the Indexed Strategy Base, resulting in $90,000 in ending Contract Value. In this Strategy Term, the Aggregate Floor Percentage did provide downside protection.

Year	Beginning Contract Value	Indexed Strategy Base	Aggregate Floor	Aggregate Floor Percentage	Index Return	End Contract Value
1	100,000	100,000	90,000	-10.0%	-6%	94,000
2	94,000	94,000	90,000	-4.3%	-6%	90,000

See Appendix C for examples illustrating the operation of the Aggregate Floor over multiple Strategy Terms.

Aggregate Floor Percentage Resets

You also have the option to elect to reset the Aggregate Floor Percentage during the Reallocation Period to -10%, which will impact your Aggregate Floor going forward and will impact your Index Caps for the next consecutive Strategy Term.

The reset feature provides the option to reset the level of Aggregate Floor Percentage to the initial Aggregate Floor Percentage during each Strategy Term. You must elect this feature during the Reallocation Period. If you do not elect to reset the Aggregate Floor Percentage, We will automatically recalculate the Aggregate Floor Percentage at the start of each new Strategy Term. Please see "Principal Risks of Investing in the Contract – Buffer Percentage, Floor Percentage, and Aggregate Floor Percentage Risk" for further discussion of any risks and benefits of exercising the reset feature.

The Aggregate Floor will increase or decrease upon the election of the reset feature. At the time the reset feature is elected, the Aggregate Floor will be reset equal to 90% of your Strategy Contract Value. Resetting the Aggregate Floor Percentage enables a Contract Owner to accept more or less risk at the start of the next Strategy Term. See Examples 1 and 2 below for a reset to decrease downside exposure and a reset to increase downside exposure. If a reset of the Aggregate Floor is elected and the Aggregate Floor Percentage was greater than -10%, then the Aggregate Floor protection of 90% of the initial allocation (and any subsequent allocations up to the reset) would no longer apply following the reset.

Example 1 — Aggregate Floor Reset to decrease downside exposure:

When Strategy Contract Value has increased and the Aggregate Floor Percentage is less than -10%, resetting will increase the Aggregate Floor and lock in a higher Floor, which will result in potentially lower Index Caps. This might be appropriate for a Contract Owner who wants to protect gains prospectively.

Aggregate Floor Percentage	-20%
Strategy Contract Value	$125,000
Aggregate Floor	$100,000
Elect to Reset Aggregate Floor Percentage
Aggregate Floor Percentage	-10%
Strategy Contract Value	$125,000
Aggregate Floor	$112,500	90% of $125,000 Strategy Contract Value

This reset of the Aggregate Floor Percentage will limit upside potential for the next Strategy Term (Lower Index Caps for greater downside protection).

Example 2 — Aggregate Floor Reset to increase downside exposure:

When Strategy Contract Value has decreased and the Aggregate Floor Percentage is greater than -10%, resetting will decrease the Aggregate Floor and lock in a lower Floor which will result in potentially higher Index Caps. This might be appropriate for a Contract

Owner who is willing to take greater downside potential in order to capture more positive performance in the Index through increased Index Caps.

Aggregate Floor Percentage	0%
Strategy Contract Value	$90,000
Aggregate Floor	$90,000
Elect to Reset Aggregate Floor Percentage
Aggregate Floor Percentage	-10%
Strategy Contract Value	$90,000
Aggregate Floor	$81,000	90% of $90,000 Strategy Contract Value

This reset of the Aggregate Floor Percentage will increase upside potential for the next Strategy Term (Higher Index Caps for less downside protection).

It is important to note that because the Index Credit is not known until the end of the Strategy Term, your Aggregate Floor for the next Strategy Term will not be known at the time you must elect the reset. Your new Aggregate Floor, based on the reset, may be higher or lower than you expected. This means that you could reset your Aggregate Floor Percentage and end up locking in a lower Aggregate Floor (and the potential for greater losses) than if you had not reset. If you make a reset request during the Reallocation Period, you may elect to cancel such request prior to the end of the Reallocation Period.

Please see Appendix C for additional reset examples.

Communicating Aggregate Floor Percentage and Index Caps for Consecutive Subsequent Strategy Terms

At least ten days prior to the start of each Strategy Term, We will set all applicable Index Caps for the next Strategy Term for the Aggregate Floor Indexed Strategy. Each Index Caps will correspond to a specified range of Aggregate Floor Percentages, as follows:

Hypothetical Renewal Index Caps for example with given Aggregate Floor Percentages:

Sample Aggregate Floor Percentage	Sample Cap
0% to greater than -3%	2.50%
-3% to greater than -7%	4.50%
-7% to greater than -10%	7.50%
-10% to greater than -13%	10.00%
-13% to greater than -17%	12.50%
-17% to greater than -20%	16.50%
-20%	22.00%

These are not set Aggregate Floor Percentages or Index Caps. This table is strictly an example of how We will communicate the renewal Aggregate Floor Percentages and Index Caps. These Aggregate Floor Percentages and Caps are not affiliated with any actual Aggregate Indexed Floor Strategy.

It is important to note that your Aggregate Floor Percentage for the next Strategy Term is not determined until the end of your current Strategy Term. This is because it is based on the new Aggregate Floor. The new Aggregate Floor is not calculated until the Index Credit is calculated and applied from the preceding Strategy Term. This means that while each Contract Owner will know the range of new possible Index Caps and Aggregate Floor Percentages prior to the start of the new Strategy Term, the precise applicable Index Cap and Aggregate Floor Percentage will not be known until the start of the Strategy Term. Please reference Appendix C for further examples of the operations of the renewal Index Caps and Aggregate Floor Percentages.

As outlined immediately above, We set new Index Caps at least 10 days before the start of every new Aggregate Floor Indexed Strategy Term by publishing a finite table of Index Caps based on a range of Aggregate Floor Percentages. If you are not satisfied with the Index Caps We set prior to the start of the Strategy Term, either before or after the next Strategy Term begins, you have several options, as follows:

•  Based on that table of Index Caps, a Contract Owner can choose to transfer Strategy Contract Value out of the Aggregate Floor Indexed Strategy during the Reallocation Period and the transfer will be effective for the next Strategy Term.

•  Based on that table of Index Caps, a Contract Owner can elect to reset the Aggregate Floor Percentage to -10% during the Reallocation Period (which will correspond to the published set Index Caps for the -10% Aggregate Floor Percentage).

•  Based on the table of Index Caps, We will determine if any of the set Index Caps trigger the bailout feature. If a Contract Owner does not want the pre-published Index Caps, based on the Aggregate Floor Percentage calculated at the start of the Strategy Term, if the bailout feature applies, the Contract Owner can make a partial withdrawal or full surrender without any MVA or Withdrawal Charges, if applicable. Any partial withdrawals will be taken proportionately across all Indexed Strategies.

•  After the Strategy Term begins, you can always elect the Performance Lock and receive a fixed credited rate until the end of the Strategy Term. For any Strategy Contract Value allocated to the Aggregate Floor Indexed Strategy at issue or on any future Contract Anniversary, the initial Aggregate Floor will be based on the dollar amount allocated to the Indexed Strategy at that time The Aggregate Floor Indexed Strategy is available for a single Strategy Term, but the downside protection guarantee for the Aggregate Floor Indexed Strategy will not span multiple one year Strategy Terms if not invested in consecutive one year Strategy Terms.

See Appendix C for more detailed examples.

Aggregate Floor Percentage provides only limited protection from downside risk. It does not provide absolute protection against negative Index Credit, and you may lose money. Additionally, Rider Charges, Withdrawal Charges, advisory fees, negative MVAs, negative Strategy Interim Value adjustments, and taxes, if applicable, will further reduce your Contract Value and are not subject to the Aggregate Floor Percentage.

PERFORMANCE LOCK

If you allocate Contract Value to an Indexed Strategy for a Strategy Term, you may exercise the Performance Lock feature. You may exercise the Performance Lock feature at any time by notifying Us prior to 4:00 p.m. Eastern Time on the fourth to last Valuation Day of the Strategy Term. We will "lock-in" the Strategy Interim Value calculated at the end of the second Valuation Day following the Valuation Day on which We received your request.

If a Performance Lock is exercised, it is irrevocable. Your Strategy Interim Value (which otherwise fluctuates each Valuation Day) is "locked in" at the Strategy Interim Value on the Performance Lock Date. The locked-in Strategy Interim Value will be your Strategy Contract Value as of the Performance Lock Date. After the Performance Lock Date, your Strategy Contract Value will accumulate at a fixed rate equivalent to the One-Year Fixed Strategy for the remainder of the Strategy Term. However, your Strategy Contract Value will be reduced by the dollar amount of any withdrawal and/or Rider Charges and advisory fees assessed from your Strategy Contract Value, including any applicable Withdrawal Charges, MVA, and taxes payable by Us and not previously deducted. No Index Credit for that Indexed Strategy will be credited to you at the end of the Strategy Term, regardless of whether the Index Credit would have been positive, negative or equal to zero.

You will not know the locked-in Strategy Interim Value upon exercising Performance Lock, because Strategy Interim Value fluctuates daily and the locked-in Strategy Interim Value will be calculated after Performance Lock is exercised. If the locked-in Strategy Interim Value is higher than your Indexed Strategy Base at the beginning of the Strategy Term, you will realize positive investment return (excluding the impact of any Withdrawal Charges, MVAs or taxes if you take a withdrawal from that Indexed Strategy). If the locked-in Strategy Interim Value is lower than your Indexed Strategy Base at the beginning of the Strategy Term, you will realize a negative investment return.

You may exercise the Performance Lock feature only once each Strategy Term for each Indexed Strategy. The exercise of the Performance Lock feature is irrevocable. To exercise the Performance Lock feature, you must submit a request to Us. If We receive your request on a non-Valuation Day or after the close of a Valuation Day, your request will be deemed to be received on the next Valuation Day.

For one year Strategy Terms, following the Performance Lock Date, the Strategy Contract Value will be credited daily interest at a rate equal to the One-Year Fixed Strategy. The Strategy Contract Value will remain in the same Indexed Strategy, unless directed otherwise during the Reallocation Period. See section "Reallocation Period" for additional information.

For Strategy Terms greater than one year, on the Performance Lock Date, Strategy Contract Value will be automatically transferred to the One-Year Fixed Strategy.

For example, assume you allocated $100,000 at the start of an Indexed Strategy Term to an annual Buffer/Cap Indexed Strategy and mid-year when the Strategy Interim Value was $108,000 you elected the Performance Lock feature in your Contract. Upon election of this feature, you are no longer subject to the parameters of that Indexed Strategy and now until the end of the Strategy Term your Strategy Contract Value will grow at a fixed interest rate.

See "Contract Charges and Adjustments — Strategy Interim Value Adjustment" for a description of how Strategy Interim Values are calculated. You may contact Us at 833-ASK GA 4U (833-275-4248) to obtain your Strategy Interim Value for any Indexed Strategy to which you allocated Contract Value.

You should consider these important factors when deciding whether to exercise the Performance Lock feature:

•  If you "lock-in" a negative Strategy Interim Value adjustment, you will be locking-in a loss, which could be significant. You may exercise the Performance Lock feature only once during a Strategy Term for each Indexed Strategy, and you cannot revoke your decision once you exercise the Performance Lock feature.

•  You can only exercise the Performance Lock feature for the full amount of your Strategy Interim Value.

•  You will not know the locked-in Strategy Interim Value in advance. If you submit a request to exercise Performance Lock, We use the Strategy Interim Value calculated at the end of the second Valuation Day after We receive your request. As a result, the locked-in Strategy Interim Value may be higher or lower than it was at the point you requested the Performance Lock.

•  After you exercise the Performance Lock feature for an Indexed Strategy, your Strategy Contract Value will increase at a daily fixed interest rate equal to the One-Year Fixed Strategy Rate. You will not receive an Index Credit at the end of the Strategy Term, regardless of whether the Index Credit would have been positive, negative, or equal to zero.

•  If you take a withdrawal from Strategy Contract Value and/or an advisory fee or Rider Charge is deducted from Strategy Contract Value, during the remainder of the Strategy Term after you exercise the Performance Lock feature, your Strategy Contract Value will be reduced.

•  We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses or foregone gains related to your decision whether or not to exercise the Performance Lock feature.

•  There may not be an optimal time to exercise the Performance Lock feature during a Strategy Term. It may be better for you if you do not exercise the Performance Lock feature during a Strategy Term. It is impossible to know with certainty whether or not the Performance Lock feature should be exercised.

REALLOCATION PERIOD

During the Accumulation Period, you may reallocate Contract Value in an Indexed Strategy or the One-Year Fixed Strategy at the end of the Strategy Term. You may not reallocate Contract Value at any other times.

In order to reallocate your Contract Value, We must receive a reallocation request in Good Order during the Reallocation Period, as follows:

•  To reallocate Contract Value from an Indexed Strategy or the One-Year Fixed Strategy, you may submit your request for a period of 30 days prior to the Strategy Term end date, and We must receive your request at least two Valuation Days prior to the Strategy Term end date. Your reallocation request will be processed at the end of the Strategy Term.

•  You may submit a reallocation request by any method allowable by Us. Although We use reasonable procedures to prevent unauthorized account access, We cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make reallocations by telephone or Internet, you must be willing to assume the risk of loss that may occur despite Our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.

When reallocating Contract Value, you may reallocate such Contract Value to one or more of the available Indexed Strategies and/or the One-Year Fixed Strategy. In addition, there are restrictions on your choice of Indexed Strategies, as follows:

•  The six-year Indexed Strategies are only available on the Issue Date.

•  The amount of Contract Value allocated to an Indexed Strategy at the beginning of a Strategy Term must be at least $2,500 or 10% of the Contract Value, whichever is greater. If any reallocation you request would reduce a Strategy Contract Value to less than the greater of $2,500 or 10% of the Contract Value, We will not process your reallocation.

During the Reallocation Period, if We do not receive a timely reallocation request in Good Order, no reallocation will occur and your current allocation will remain in place for the next Strategy Term, except as otherwise provided herein. For an Indexed Strategy, if We have discontinued offering that Indexed Strategy, or if your current allocation is not permissible for a new Strategy Term, We will reallocate the Strategy Contract Value to the One-Year Fixed Strategy. This could significantly reduce returns, as the One-Year Fixed Strategy could pay as little as the guaranteed minimum interest rate.

You will receive a reallocation notice 30 days prior to the end of a Strategy Term with information about where to obtain information about available Indexed Strategies and applicable rates. At least ten days prior to the start of each Strategy Term, We will make available the applicable Index Cap, Participation Rate, or Tier Level and Tier Participation Rates. We set Index Caps, Participation Rates, Tier Participation Rates and Tier Level based on market factors such as interest rates and market volatility subject to minimum and/or maximum guarantees.

ACCESS TO YOUR MONEY DURING THE ACCUMULATION PERIOD

TYPES OF WITHDRAWALS

You may access your Contract Value during the Accumulation Period:

•  by taking partial withdrawals, which include:

•  One time withdrawals;

•  Withdrawals from Contract Value to pay an advisory fee up to a maximum of 1.5% of the Contract Value;

•  Systematic withdrawals; and

•  Required Minimum Distributions.

•  by surrendering your Contract (i.e. taking a full withdrawal)

Your Contract Value will decline whenever you take partial withdrawals. If a partial withdrawal would cause your Contract Value to be less than $2,500, We will instead pay you the Surrender Value and terminate your Contract. If you surrender your Contract, We will pay you the Surrender Value and terminate your Contract. You may not take withdrawals greater than your Surrender Value. If you do not want your Contract, including any Death Benefit, terminated without value, do not make a withdrawal that risks reducing your Contract Value below $2,500.

IMPORTANT CONSIDERATIONS RELATED TO WITHDRAWALS

Withdrawals under the Contract are subject to significant risks and may result in significant loss. You should consult with your financial professional before taking any withdrawals under the Contract.

•  Withdrawal Charges and MVAs. Withdrawals may be subject to Withdrawal Charges and MVAs. See the section titled "Contract Charges and Adjustments" for more information about Withdrawal Charges and MVAs.

Amounts up to the Free Withdrawal Amount, which includes the Required Minimum Distribution for the Contract, that are withdrawn or surrendered during the Withdrawal Charge Period are not subject to the Withdrawal Charge and MVA. Withdrawals eligible under the bailout waiver, nursing home waiver and terminal illness waiver, and withdrawals taken via a systematic withdrawal program to pay advisory fees, also are not subject to the Withdrawal Charge and MVA. See "Contract Charges and Adjustments" for additional information about the Free Withdrawal Amount and Withdrawal Charge/MVA waivers.

You could lose a significant portion of an amount withdrawn or annuitized due to a negative MVA. The application of a negative MVA may result in significant loss. In extreme circumstances, it is possible to lose 100% of the amount withdrawn from an Indexed Strategy due to a negative MVA.

•  Taxes and Tax Penalties. Amounts withdrawn from the Contract may be subject to federal and state income taxes, as well as a 10% federal additional tax if taken before age 59 1/2. See the section titled "Federal Tax Considerations" for additional information.

•  Rider Charges. Upon a full withdrawal, We will deduct the prorated Rider Charge from your Surrender Value, if applicable. See "Contract Charges and Adjustments — Optional Return of Premium Death Benefit Charges."

•  Strategy Interim Value Adjustments. Withdrawals from an Indexed Strategy before the end of a Strategy Term will be based on a Strategy Interim Value, which may result in significant loss. In this prospectus, We refer to the gain or loss reflected in a Strategy Interim Value as the "Strategy Interim Value adjustment." Strategy Interim Value could reflect loss, even when the Index is performing positively. This is because gain or loss associated with a Strategy Interim Value adjustment is not calculated the same way as Index Credits. It is calculated based on Our valuation of the market instruments that We hold to support the Indexed Strategy. A Strategy Interim Value adjustment does not directly reflect the actual performance of the applicable Index and is not subject to the Buffer Percentage or Floor Percentage. A Strategy Interim Value adjustment may reflect lower gains, if the Index is performing positively, and higher losses, if the Index is performing negatively, than would apply at the end of the Strategy Term. A Strategy Interim Value adjustment is generally expected to be less than the term-to-date Index performance on any Valuation Day.

The application of Strategy Interim Value could result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to a negative Strategy Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings if amounts are withdrawn or otherwise removed from an Indexed Strategy prior to the end of a Strategy Term).

See "Contract Charges and Adjustments — Strategy Interim Value Adjustment" for more information on how We calculate Strategy Interim Value adjustments. It is important to understand that even if the Index performance has been positive, it is possible that the Strategy Interim Value will have decreased. If you wish to obtain your Strategy Interim Value(s), you may contact Us at 833-ASK-GA 4U (833-275-4248).

Partial withdrawals based on Strategy Interim Value also negatively impact your future Strategy Contract Values due to immediate proportional reductions to your Indexed Strategy Base. As a result of these transactions, your Strategy Interim Values for the remainder of the Strategy Term will be lower. In addition, any positive Index Credit that you later receive during the Strategy Term will be lower. Relatedly, such transactions also have a negative impact on the Performance Lock feature. After performing a partial withdrawal based on Strategy Interim Value, the Strategy Interim Values that you are able to lock-in with the Performance Lock feature will be lower than the Strategy Interim Values that would have otherwise been possible. These negative impacts occur because a withdrawal based on Strategy Interim Value proportionally reduces the Indexed Strategy Base upon which Strategy Interim Values and Index Credits are calculated. The reduction could be significantly greater than the amount withdrawn from the Indexed Strategy. The resulting negative impacts to the value of your Contract may be significant, and such negative impacts are in addition to any losses from Withdrawal Charges, MVAs, Strategy Interim Value adjustments, Rider Charges, and taxes and tax penalties. Once your Indexed Strategy Base is reduced, there is no way under the Contract to increase your Indexed Strategy Base during the remainder of the Strategy Term. This is because you cannot reallocate Contract Value into a Strategy Term after the Starting Index Date or make any additional Premium Payments. See "Indexed Strategies — Strategy Contract Value" for additional information.

You should fully understand how a withdrawal from an Indexed Strategy reduces your Strategy Contract Value and Indexed Strategy Base because such reductions could significantly reduce the value of the Contract.

•  Reduction to Aggregate Floor Percentage. Partial withdrawals from an Aggregate Floor Indexed Strategy will decrease the Aggregate Floor for the next Strategy Term on a proportional basis, which may be greater than the dollar amount of the withdrawal. See "Indexed Strategies — Aggregate Floor."

•  Reduction to the Death Benefit. All partial withdrawals reduce the standard Death Benefit, which is equal to Contract Value. If the optional Return of Premium Death Benefit has been elected, the Death Benefit will equal the greater of the Return of Premium Base or Contract Value. In general, partial withdrawals proportionally reduce the Return of Premium Base and, in turn, could reduce the optional Return of Premium Death Benefit by significantly more than the amount of the withdrawal. Systematic withdrawals to pay advisory fees will not reduce the Return of Premium Base, but will reduce the Contract Value. All other partial withdrawals, including Required Minimum Distributions and other systematic withdrawals under the Contract, will proportionally reduce the Return of Premium Base and also reduce the Contract Value.

This Contract is not appropriate for investors who plan to take withdrawals beyond the Free Withdrawal Amount or surrender the Contract during the first six Contract Years due to the imposition of Withdrawal Charges and the MVA, or for investors who intend to take partial withdrawals (including Free Withdrawal Amounts, systematic withdrawals, Required Minimum Distributions, or withdrawals to pay advisory fees) or surrender the Contract during a Strategy Term due to the imposition of Strategy Interim Value adjustments. The application of the Strategy Interim Value to partial withdrawals during the Strategy Term and the proportional reduction in your Indexed Strategy Base, together with any Withdrawal Charges and the MVA, could significantly reduce the value of the Contract. In addition, amounts withdrawn could be subject to federal and state income taxes, as well as a 10% federal additional tax if taken before age 59 1/2.

The Contract also is not appropriate for investors who plan to take withdrawals to pay advisory fees other than through the systematic withdrawal program. Advisory fee withdrawals outside of the systematic withdrawal program may be subject to Withdrawal Charges and negative MVAs, and will result in proportional reductions to the optional Return of Premium Death Benefit if elected. In addition, whether or not advisory fee withdrawals are taken through the systematic withdrawal program, the Contract is not appropriate for investors who plan to take such withdrawals from an Indexed Strategy before the end of a Strategy Term, as the application of Strategy Interim Value and proportional reductions to your Indexed Strategy Base could result in significant loss.

PARTIAL WITHDRAWALS

Partial withdrawals under the Contract are subject to significant risk. See "Important Considerations Related to Withdrawals" above.

During the Accumulation Period, you can make partial withdrawals from your Contract Value at any time by submitting a request. Partial withdrawals must be at least $1,000. We will only process withdrawal requests that are received in Good Order.

Partial withdrawals will be taken proportionally from the One-Year Fixed Strategy and Indexed Strategies based on how your Contract Value is allocated by percentage. The minimum Contract Value following any partial withdrawal is $2,500, and if any partial withdrawal would result in your Contract Value being less than $2,500, We will instead pay you the Surrender Value and terminate your Contract. If you surrender the Contract, We will pay you the Surrender Value and terminate your Contract.

Your withdrawal will be processed within two Valuation Days following the Valuation Day that We receive your request in Good Order. If We receive your request in Good Order on a day that is not a Valuation Day or after close of the Valuation Day, We will process it as if it was received on the following Valuation Day. In general, We will pay withdrawal requests within seven calendar days thereof, but We may delay payment for up to six months if the insurance regulatory authority of the state in which We issued the Contract approves such deferral.

SURRENDERS

A surrender under the Contract is subject to significant risk. See "Important Considerations Related to Withdrawals" above.

You can take a full withdrawal (i.e., surrender your Contract for its Surrender Value) at any time during the Accumulation Period by submitting a request in Good Order. All benefits under the Contract will be terminated as of two Valuation Days following the Valuation Day that We receive your surrender request.

Your surrender will be processed within two Valuation Days following the Valuation Day that We receive your request in Good Order. If We receive your request in Good Order on a day that is not a Valuation Day or after close of the Valuation Day, We will process it as if it was received on the following Valuation Day. In general, We will pay surrender requests within seven calendar days thereof, but We may delay payment for up to six months if the insurance regulatory authority of the state in which We issued the Contract approves such deferral.

SYSTEMATIC WITHDRAWALS TO PAY ADVISORY FEES

Owners of an I-share class Contract may request withdrawals from Contract Value to pay advisory fees up to a maximum rate of 1.5% per annum. This maximum rate will not change after the Issue Date. The financial professional through whom you purchase the Contract, may manage your Contract Value for an advisory fee. The advisory fee for this service is covered by a separate agreement between you and your financial professional, and is in addition to the fees and expenses of the Contract as described in this prospectus. Deduction of the advisory fee must be administered by means of a systematic withdrawal program that is established specifically for the deduction of advisory fees under this provision of the Contract. Withdrawals may be taken monthly, quarterly, semi-annually or annually. Advisory fee withdrawals taken through the systematic withdrawal program are not subject to Withdrawal Charges or MVAs.

The Contract is not appropriate for investors who plan to take withdrawals to pay advisory fees other than through the systematic withdrawal program. Advisory fee withdrawals outside of the systematic withdrawal program may be subject to Withdrawal Charges and negative MVAs, and will result in proportional reductions to the optional Return of Premium Death Benefit if elected. In addition, whether or not advisory fee withdrawals are taken through the systematic withdrawal program, the Contract is not appropriate for investors who plan to take such withdrawals from an Indexed Strategy before the end of a Strategy Term, as the application of Strategy Interim Value and proportional reductions to your Indexed Strategy Base could result is significant loss. You should also understand how advisory fee withdrawals reduce the Death Benefit under the Contract. See "Important Considerations Related to Withdrawals" above.

Systematic withdrawals to pay advisory fees will be taken proportionally from the One-Year Fixed Strategy and Indexed Strategies based on how your Contract Value is allocated by percentage. Each deduction is subject to a minimum withdrawal of $100.00.

Pursuant to a Private Letter Ruling issued to the Company by the Internal Revenue Service, We will not report a withdrawal to pay advisory fees through the systematic withdrawal program as a taxable distribution for federal income tax purposes. Such partial withdrawals are limited to a maximum of 1.50% of Contract Value per Contract Year. Any amount in excess of that limit, and any advisory fee withdrawals outside of the systematic withdrawal program, will be treated as a regular partial withdrawal (i.e., it may be reported as a taxable distribution for federal income tax purposes). Once you submit a request for systematic withdrawals to pay the advisory fee, partial withdrawals from your Contract to pay advisory fees will continue, unless you instruct the Company in writing to terminate them.

The Contract Owner may terminate the systematic withdrawal program for the deduction of advisory fees at any time by instructing the Company in writing. Contract Owners may reinstate their systematic withdrawal program by instructing the Company in writing. Contract Owners should contact their financial professional prior to terminating (or, if applicable, reinstating) the systematic withdrawal program.

Advisory fee withdrawals that reduce the Contract Value below the minimum Contract Value may result in a termination of the Contract. We will pay you the Surrender Value upon such termination.

CONTRACT CHARGES AND ADJUSTMENTS

You may incur the following charges and adjustments under your Contract:

•  Withdrawal Charges;

•  MVAs;

•  Strategy Interim Value adjustments; and

•  Rider Charges for the optional Return of Premium Death Benefit.

Each of these charges and adjustments is discussed further below.

WITHDRAWAL CHARGE

A Withdrawal Charge may be imposed when you take a partial withdrawal or surrender your Contract or annuitize during the Withdrawal Charge Period. A Withdrawal Charge does not apply to amounts payable as a Death Benefit. After the Withdrawal Charge Period, there are no Withdrawal Charges under the Contract.

If a Withdrawal Charge applies to a withdrawal, the charge will be a percentage of the amount withdrawn in excess of your Free Withdrawal Amount. See "Free Withdrawal Amount" below. Partial withdrawals, full surrender and annuitization, if made or taken during a Strategy Term, are subject to an adjustment based on the Strategy Interim Value and may be subject to Withdrawal Charges and MVAs. If you take a partial withdrawal, We will deduct the Withdrawal Charge from the amount withdrawn (Gross Withdrawal) unless you tell Us to deduct the Withdrawal Charge from your remaining Contract Value (Net Withdrawal). If your remaining Contract Value is not sufficient to pay the Withdrawal Charge, We will deduct the Withdrawal Charge from the amount withdrawn. If you surrender your Contract, the Withdrawal Charge is calculated as part of your Surrender Value.

Withdrawal Charge Percentage

The applicable Withdrawal Charge percentage will depend on the Contract Year during which the withdrawal is taken and the share class of your Contract. The schedule below sets forth the Withdrawal Charge percentages under the Contract:

	Withdrawal Charge Percentage
Contract Year	B-Share	I-Share
1	8%	2%
2	8%	2%
3	7%	2%
4	6%	2%
5	5%	2%
6	4%	2%
7+	0%	0%

There is a Withdrawal Charge Period of six years for the B-share and the I-share Contract, during which Withdrawal Charges and MVAs may apply.

The Withdrawal Charge compensates Us for expenses incurred in connection with the promotion, sale, and distribution of the Contract. We may use revenue generated from Withdrawal Charges for any legitimate corporate purpose.

Free Withdrawal Amount

During the Withdrawal Charge Period, you may take withdrawals during each Contract Year up to your Free Withdrawal Amount without the imposition of Withdrawal Charges and the MVA. Any aggregate withdrawals in excess of your Free Withdrawal Amount may be subject to a Withdrawal Charge and the MVA. The Free Withdrawal Amount does not apply after the Withdrawal Charge Period because there are no Withdrawal Charges under the Contract after the Withdrawal Charge Period. Strategy Interim Value adjustments, taxes and tax penalties may apply to withdrawals of the Free Withdrawal Amount.

We determine your Free Withdrawal Amount on the Issue Date and on each Contract Anniversary during the Withdrawal Charge Period. On the Issue Date, the Free Withdrawal Amount is equal to the greater of (i) 10% of your Premium Payment or (ii) the Required Minimum Distribution for your Contract for the calendar year in which the Contract Year begins. The Free Withdrawal Amount for all subsequent

Contract Years is equal to the greater of (i) 10% of the Contract Value on the prior Contract Anniversary or (ii) the Required Minimum Distribution for your Contract for the calendar year in which the Contract Year begins.

For example, assume you purchase a Contract for a total of $200,000 of premium. In the first Contract Year, assuming the Required Minimum Distribution was $9,000, your Free Withdrawal Amount would be $20,000 (10% of your Premium Payment) as that is greater than the Required Minimum Distribution. Now assume your Contract Value at the end of year 1 is $220,000. Assuming the Required Minimum Distribution was $10,000, your Free Withdrawal Amount would be $22,000 (10% of Contract Value on the prior Contract Anniversary, which is greater than the Required Minimum Distribution) in Contract Year 2. Finally, assume your Contract Value at the end of year 1 is $180,000. Assuming the Required Minimum Distribution was $8,000, your Free Withdrawal Amount would be $18,000 (10% of Contract Value on the prior Contract Anniversary, which is greater than the Required Minimum Distribution) in Contract Year 2.

For illustrations, see "Appendix E: Examples Illustrating Calculation of the Withdrawal Charge and Free Withdrawal Amount (FWA)."

Examples of Withdrawal Charges

The following examples illustrate how We calculate Withdrawal Charges based on hypothetical assumptions, including MVAs. See "Market Value Adjustment" below for information on how We calculate MVAs.

Example for Contracts issued before May 1, 2024, and Contracts issued on or after May 1, 2024 in Designated States

Assume your Free Withdrawal Amount is $10,000 and your MVA percentage is 4% and Withdrawal Charge percentage of 5%. If you request a Net Withdrawal (net of Withdrawal Charges and MVA) in the amount of $25,000, We will calculate the Gross Withdrawal necessary to achieve the Net Withdrawal request. In this example, the Gross Withdrawal would be $26,483.52. The gross partial withdrawal is calculated as the [Net Withdrawal – Remaining FWA * (Withdrawal Charge percentage + MVA Percentage)] / (1 – Withdrawal Charge Percentage – MVA Percentage) = [$25,000 – $10,000 * (5% + 4%)] / (1 – 5% – 4%) = $26,483.52. The Withdrawal Charge is $824.18 (5% of Gross Withdrawal less Free Withdrawal Amount). The MVA is $659.34 (4% of Gross Withdrawal less Free Withdrawal Amount). The Net Withdrawal is $25,000 which is equal to the Gross Withdrawal less the Withdrawal Charge less the MVA ($26,483.52 – $824.18 – $659.34).

Another example would assume your Free Withdrawal Amount is $10,000, your MVA percentage is 4% and the Withdrawal Charge Percentage is 5%. If you request a Gross Withdrawal (prior to Withdrawal Charges and MVA) in the amount of $25,000, the Withdrawal Charge is $750 (5% of Gross Withdrawal less Free Withdrawal Amount). The MVA is $600 (4% of Gross Withdrawal less Free Withdrawal Amount). The amount received by the client, Net Withdrawal, would be $23,650 ($25,000 – $750 – $600), which is equal to the Gross Withdrawal less the Withdrawal Charge less the MVA.

Withdrawal Charges and MVA will also apply if you annuitize during the Withdrawal Charge Period. For example, assume your Contract Value is $100,000, your Free Withdrawal Amount is $10,000, your MVA percentage is 4%, and the Withdrawal Charge percentage is 5%, and you elect to annuitize your Contract. You must apply the full Contract Value (less any applicable Withdrawal Charge, MVA, and premium taxes) to the annuity option. The Withdrawal Charge is calculated as the Contract Value less the Free Withdrawal Amount multiplied by the Withdrawal Charge percentage (($100,000 – $10,000) * 5% = $4,500), and the MVA is calculated as the Contract Value less the Free Withdrawal Amount multiplied by the MVA percentage (($100,000 – $10,000) * 4% = $3600). Assuming premium taxes are $0, the amount applied to the annuity option you elect will be $91,900 ($100,000 – $4,500 – $3,600).

Example for Contracts issued on or after May 1, 2024 except Contracts issued in Designated States

Assume your Free Withdrawal Amount is $10,000 and your MVA percentage is 4% and Withdrawal Charge percentage of 5%. Moreover, all Contract Value is allocated to Indexed Strategies only. Your total Strategy Interim Value is $100,000, and the portion of your total Strategy Interim Value allocable to Fixed Income Asset Proxy is $95,000. If you request a Net Withdrawal (net of Withdrawal Charges and MVA) in the amount of $25,000, We will calculate the Gross Withdrawal necessary to achieve the Net Withdrawal request. In this example, the Gross Withdrawal would be $26,447.37. The gross partial withdrawal is calculated as the [Net Withdrawal – Remaining FWA * (Withdrawal Charge percentage + (Fixed Income Asset Proxy / Strategy Contract Value) * MVA Percentage)] / [1 – Withdrawal Charge Percentage – (Fixed Income Asset Proxy / Strategy Contract Value) * MVA Percentage] = [$25,000 – $10,000 * (5% + $95,000 / $100,000 * 4%)] / [1 – 5% – ($95,000 / $100,000) * 4%] = $26,447.37. The Withdrawal Charge is $822.37 (5% of Gross Withdrawal less Free Withdrawal Amount). The MVA is $625.00 (4% of Gross Withdrawal attributed to the Fixed Income Asset Proxy less Free Withdrawal Amount attributed to the Fixed Income Asset Proxy, ($25,125.00 – $9,500.00) * .04 = $625.00. The Net Withdrawal is $25,000 which is equal to the Gross Withdrawal less the Withdrawal Charge less the MVA, $26,447.37 – $822.37 – $625.00.

Another example would assume your Free Withdrawal Amount is $10,000 and your MVA percentage is 4% and Withdrawal Charge percentage of 5%. Moreover, All Contract Value is allocated to Indexed Strategies only; Strategy Interim Value is $100,000 and Fixed Income Asset Proxy is $95,000. If you request a Gross Withdrawal (prior to Withdrawal Charges and MVA) in the amount of $25,000, the amount subject to Withdrawal Charge is $15,000.00 (Gross Withdrawal less Free Withdrawal Amount), the amount subject to MVA Charge is $14,250.00 (Gross Withdrawal Amount attributed to the Fixed Income Asset Proxy less Free Withdrawal Amount attributed to the Fixed

Income Asset Proxy) . Thus, the Withdrawal Charge is $750 (5% of amount subject to Withdrawal Charge). The MVA is $570 (4% of amount subject to MVA Charge). The amount received by the client, Net Withdrawal, would be $23,680.00 ($25,000.00 – $750.00 – $570.00), which is equal to the Gross Withdrawal less the Withdrawal Charge less the MVA.

Withdrawal Charges and MVA will also apply if you annuitize during the Withdrawal Charge Period. For example, assume your Contract Value is $100,000, and all Contract Value is allocated to Indexed Strategies only (Strategy Interim Value is $100,000 and Fixed Income Asset Proxy is $95,000). Your Free Withdrawal Amount is $10,000, your MVA percentage is 4%, and the Withdrawal Charge percentage is 5%, and you elect to annuitize your Contract. You must apply the full Contract Value (less any applicable Withdrawal Charge, MVA, and premium taxes) to the annuity option. The Withdrawal Charge is calculated as the Contract Value less the Free Withdrawal Amount multiplied by the Withdrawal Charge percentage (($100,000 – $10,000) * 5% = $4,500), and the MVA is calculated as the Contract Value less the Free Withdrawal Amount multiplied by the product of (Fixed Income Asset Proxy / Strategy Contract Value) and MVA percentage (($100,000 – $10,000) * ($95,000 / $100,000) * 4% = $3,420). Assuming premium taxes are $0, the amount applied to the annuity option you elect will be $92,080 ($100,000 – $4,500 – $3,420).

MARKET VALUE ADJUSTMENT

Cumulative withdrawals (partial or full) that exceed the Free Withdrawal Amount for any Contract Year during the Withdrawal Charge Period may be subject to an MVA. An MVA will apply to the Contract Value that exceeds your Free Withdrawal Amount if you annuitize your Contract during the Withdrawal Charge Period. An MVA may apply on any day during the Withdrawal Charge Period, including the last day of a Strategy Term.

A negative MVA could result in significant loss. In extreme circumstances, it is possible to lose 100% of the amount withdrawn or annuitized from an Indexed Strategy due to a negative MVA.

An MVA may be positive, negative or zero. A positive MVA will increase your withdrawal proceeds or the amount annuitized. Conversely, a negative MVA will decrease your withdrawal proceeds or the amount annuitized.

The application of an MVA differs depending on the Issue Date for your Contract, as follows:

•  For Contracts issued before May 1, 2024, and Contracts issued on or after May 1, 2024 in Designated States, an MVA will be applied to Contract Value deducted in excess of the Free Withdrawal Amount from the One-Year Fixed Strategy and any Indexed Strategy.

•  For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, an MVA will be applied to Contract Value deducted in excess of the Free Withdrawal Amount from (i) the One-Year Fixed Strategy and (ii) any Indexed Strategy to the extent that the amount deducted from the Indexed Strategy is attributable to the Fixed Income Asset Proxy (as opposed to the Derivative Asset Proxy). See "Calculation of Strategy Interim Value" in the Statement of Additional Information for explanation of the Derivative Asset Proxy and the Fixed Income Asset Proxy. The amount deducted from an Indexed Strategy that exceeds the Free Withdrawal Amount will be attributed to the Fixed Income Asset Proxy in the same proportion that the Fixed Income Asset Proxy bears to the Strategy Contract Value immediately before the deduction, subject to capping the Free Withdrawal Amount attributed to the Fixed Income Asset Proxy at the total Free Withdrawal Amount attributed to that Indexed Strategy.

The One-Year Fixed Strategy (not the Indexed Strategies) is subject to the Standard Nonforfeiture Law for Individual Deferred Annuities. Accordingly, a positive MVA will never cause the amount payable upon withdrawal, or the amount annuitized, from the One-Year Fixed Strategy to be less than the minimum non-forfeiture amount required by state law. Minimum non-forfeiture refers to the minimum value that must be available upon full surrender. It will therefore prevent a positive MVA from decreasing Surrender Value attributable to the One-Year Fixed Strategy below the minimum non-forfeiture amount, although it may also limit a negative MVA. For example, assuming the entire Contract Value is allocated to the One-Year Fixed Strategy, if the Surrender Value following the Withdrawal Charge, but prior to the MVA, is $95,000, and the minimum non-forfeiture amount is $87,500, the MVA is guaranteed to be no greater than the difference, $7,500, positive or negative (such that the Surrender Value would be no less than $87,500, or no more than $102,500). In general, the initial minimum non-forfeiture amount will equal 87.5% (as a percentage of Premium Payment allocated to the One-Year Fixed Strategy), accumulated daily at the applicable non-forfeiture rate (a positive percentage no lower than the minimum rate permitted by state law), less taxes and withdrawals, including advisory fee withdrawals.

MVAs do not apply to amounts payable as a Death Benefit. For the circumstances under which an MVA may be waived, see "Bailout Waiver," "Nursing Home Waiver," and "Terminal Illness Waiver" later in this section, as well as "Access to Your Money During the Accumulation Period — Systematic Withdrawals to Pay Advisory Fees" above.

The MVA is designed to approximate the change in value of fixed income instruments We hold in support of Our payment obligations under the Contract. In this regard, MVAs are not provided in consideration for any specific Contract features. MVAs shift risk from Us to

Owners, protecting Us from losses on the fixed income instruments We hold when amounts are withdrawn or annuitized sooner than We anticipated (i.e., during the Withdrawal Charge Period).

MVAs are calculated using a formula. In general, if interest rates increase between the Issue Date and the date of withdrawal or annuitization, the MVA will decrease the amount you receive or annuitize. Conversely, if interest rates decline during this period, the MVA will generally increase the amount you receive or annuitize. MVA percentages are subject to limitations that may cap an MVA, positive or negative. The MVA percentage factor and the number of days remaining in the Withdrawal Charge Period will also impact the MVA. See "Calculation of Market Value Adjustment" in the Statement of Additional Information for more information about how MVAs are calculated, including examples.

Any MVA that would be applicable to a withdrawal or annuitization is not reflected in the Contract Value, Strategy Contract Value or Strategy Interim Value, but is reflected in the Surrender Value. For a withdrawal or annuitization to which an MVA applies, the MVA will be applied after any applicable Withdrawal Charges, Strategy Interim Value adjustment or Rider Charge.

You may contact Us at 833-ASK GA 4U (833-275-4248) to obtain information about the current value of an MVA. However, MVAs fluctuate daily. The current value quoted to you may differ from the actual value calculated at the time of adjustment.

STRATEGY INTERIM VALUE ADJUSTMENT

We will apply the Strategy Interim Value if amounts are withdrawn or otherwise removed from an Indexed Strategy before the end of the Strategy Term. In this prospectus, We refer to the gain or loss reflected in a Strategy Interim Value as the "Strategy Interim Value adjustment." The types of transactions to which We may apply Strategy Interim Value include partial withdrawals (including withdrawals to pay advisory fees, systematic withdrawals and Required Minimum Distributions under the Contract), full surrender of your Contract, cancellation, annuitization, Death Benefit payments, Performance Lock, and deductions for Rider Charges.

A Strategy Interim Value adjustment could result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to the application of a negative Strategy Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings if amounts are withdrawn or otherwise removed from an Indexed Strategy prior to the end of a Strategy Term).

A Strategy Interim Value adjustment may be positive, negative or zero. A Strategy Interim Value adjustment will not impact your Contract unless a transaction is performed based on Strategy Interim Value, as described above. Strategy Interim Value (and Strategy Interim Value adjustments) do not apply to the One-Year Fixed Strategy. There are no circumstances under which a Strategy Interim Value adjustment will be waived.

The purpose of Strategy Interim Value is to provide an interim valuation for an Indexed Strategy prior to the end of its Strategy Term, such that transactions involving the withdrawal or removal of amounts from an Indexed Strategy before the end of a Strategy Term can be performed. Because these transactions involve the removal of amounts from an Indexed Strategy sooner than We generally anticipate, in order to support these transactions, We have to liquidate or otherwise adjust Our management of the market instruments that We hold in support of Indexed Strategy guarantees. Our methodology for calculating Strategy Interim Value is intended to shift from Us to you market risks and costs associated with Our management of those market instruments.

We calculate Strategy Interim Value adjustments using a formula. We calculate Strategy Interim Value differently depending on the Issue Date for your Contract:

•  For Contracts issued before May 1, 2024, and Contracts issued on or after May 1, 2024 in Designated States, We calculate Strategy Interim Value using a formula with a derivative valuation and pro-rata upside crediting method component. Under this formula, Strategy Interim Value will be equal to the Indexed Strategy Base multiplied by the lesser of: (i) one plus the Market Value of Options, and (ii) one plus the upside crediting method rate, prorated based on the number of days that have elapsed in the Strategy Term. The Market Value of Options is Our valuation of derivative instruments that We hold to support of Our payment obligations. Additionally, your Strategy Interim Value is limited by your upside crediting method (such as an Index Cap or Participation Rate), which We prorate based on the number of days that have elapsed in the Strategy Term. The application of the prorated upside crediting method will reduce any positive Index Return.

•  For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, We calculate Strategy Interim Value using a formula with a derivative and fixed income valuation component. Under this formula, Strategy Interim Value will be equal to the sum of: (i) the Derivative Asset Proxy and (ii) the Fixed Income Asset Proxy. The Derivative Asset Proxy is based on the Indexed Strategy Base and the Market Value of Options (as described above). The Fixed Income Asset Proxy is Our valuation of fixed income instruments that We hold to support of Our payment obligations, and is based on the Indexed Strategy Base, the Daily Fixed Income Asset Proxy Interest Rate, and other factors.

Several factors may cause a positive or negative adjustment based on the formulas We use, such as the time remaining in a Strategy Term, the applicable Indexed Strategy Parameters, market conditions (e.g., interest rates and volatility); and the market values of the hypothetical market instruments that We use to manage Our obligations. See "Calculation of Strategy Interim Value" in the Statement of Additional

Information for more information about how Strategy Interim Value adjustments are calculated, including examples. Please note, for Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, the Strategy Interim Value formula does not contain a pro-rata component that limits the upside crediting method based on the number of days that have elapsed in the Strategy Term. Nonetheless, Strategy Interim Value may reflect lower gains (perhaps significantly lower gains) than would apply at the end of the Strategy Term.

Strategy Interim Value could reflect loss, even when the Index is performing positively. This is because gain or loss associated with Strategy Interim Value (i.e., the Strategy Interim Value adjustment) is not calculated the same way as Index Credits. It is calculated based on Our valuation of the market instruments that We hold to support the Indexed Strategy, as noted above. Strategy Interim Value does not directly reflect the actual performance of the applicable Index and is not subject to the Buffer Percentage or Floor Percentage. The Strategy Interim Value may reflect lower gains, if the Index is performing positively, and higher losses, if the Index is performing negatively, than would apply at the end of the Strategy Term.

A Strategy Interim Value adjustment is generally expected to be less than the term-to-date Index performance on any Valuation Day. Also, because time remaining in a Strategy Term is one factor (among several other factors) in the calculation of a Strategy Interim Value adjustment, a negative Strategy Interim Value adjustment may be more severe earlier in a Strategy Term than it would be later in the Strategy Term. However, time remaining in a Strategy Term is only one factor used to calculate Strategy Interim Value adjustments. A Strategy Interim Value adjustment may be negative and may result in significant loss at any point before the end of a Strategy Term, even late in a Strategy Term. Strategy Interim Value adjustments are reflected in the Contract Value, Strategy Contract Value, Strategy Interim Value, and Surrender Value. A Strategy Interim Value adjustment will apply before any applicable Withdrawal Charges, MVAs, or Rider Charges.

You may contact Us at 833-ASK GA 4U (833-275-4248) to obtain information about the current value of a Strategy Interim Value adjustment. However, Strategy Interim Value adjustments fluctuate daily. The current value quoted to you may differ from the actual value calculated at the time of adjustment.

In addition to a Strategy Interim Value adjustment, partial withdrawals and Rider Charge deductions based on Strategy Interim Value negatively impact your future Strategy Contract Values due to immediate proportional reductions to your Indexed Strategy Base. As a result of these transactions, your Strategy Interim Values for the remainder of the Strategy Term will be lower. In addition, any positive Index Credit that you later receive during the Strategy Term will be lower. These negative impacts occur because a withdrawal or Rider Charge deduction based on Strategy Interim Value proportionally reduces the Indexed Strategy Base upon which Strategy Interim Values and Index Credits are calculated. The reduction could be significantly greater than the amount withdrawn or Rider Charge deducted from the Indexed Strategy. The resulting negative impacts to the value of your Contract may be significant, and such negative impacts are in addition to any losses from Withdrawal Charges, MVAs, Strategy Interim Value adjustments, Rider Charges, and taxes and tax penalties. See "Indexed Strategies — Strategy Contract Value" for additional information.

BAILOUT WAIVER

The bailout waiver provides option to surrender or take a partial withdrawal from your Contract without Withdrawal Charges and a MVA, if the upside Crediting Rate for an Indexed Strategy for that Strategy Term is set less favorable than the bailout rate for that strategy.

If, after the first Contract Year and during the Withdrawal Charge Period, an Indexed Strategy provides for an upside Crediting Rate for a Strategy Term that is less than the bailout rate for that strategy, then no Withdrawal Charges and MVA, if otherwise applicable, will apply to any withdrawals during that Contract Year. The bailout rate for each eligible strategy is in your Contract. Partial withdrawals and full surrenders in connection with a bailout waiver are based on the Strategy Interim Value. Any Contract Value allocated to the Indexed Strategy will be based on the Strategy Interim Value. The Strategy Interim Value may reflect lower gains, if the Index is performing positively, or higher losses, if the Index is performing negatively, than would apply at the end of the Strategy Term. Any partial withdrawals in connection with the bailout waiver will be taken proportionately across all Indexed Strategies.

If the upside Crediting Rate for an Indexed Strategy is greater than or equal to the bailout rate, it is not eligible for the bailout waiver. Six year Indexed Strategies do not have a bailout rate, however if the upside Crediting Rate is set less favorable than the bailout rate for any eligible strategy, a full surrender or partial withdrawal without Withdrawal Charges and MVA will also apply for the six year Indexed Strategies. Six year Indexed Strategies do not have a bailout waiver because Withdrawal Charges and MVAs do not apply after the sixth Contract Year.

You do not have to allocate your Contract Value to the Indexed Strategy that is eligible for the bailout waiver in order for you to exercise the bailout waiver and surrender your Contract. The waiver will apply automatically to any withdrawal or surrender request that occurs during a Contract Year in which the bailout provision is triggered for any Indexed Strategy. Withdrawal Charges and any applicable MVA as stated in the Contract will apply if there are no Indexed Strategies that are eligible for the bailout waiver for that Contract Year.

NURSING HOME WAIVER

If you are confined to an Approved Nursing Facility, Withdrawal Charges and MVA will be waived for a partial withdrawal or full surrender if you or the joint Owner, or Annuitant in the case of a non-natural Owner, are confined for at least 90 calendar days to an Approved

Nursing Facility which: (i) provides skilled nursing care under the supervision of a physician; and (ii) has 24 hour a day nursing services by or under the supervision of a registered nurse; and (iii) keeps a daily medical record of each patient.

For this waiver to apply, you must:

•  have owned the Contract continuously since it was issued,

•  provide written proof of your eligibility satisfactory to us, and

•  request a partial withdrawal or the full surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if the Owner or the joint Owner is in a facility or nursing home when you purchase the Contract. We will waive any Withdrawal Charges and MVA for a partial withdrawal or full surrender of your Contract while you are in an Approved Nursing Facility. This waiver can be used any time after the first 90 days in an Approved Nursing Facility up until 91 days after exiting such a facility. This waiver may not be available in all states. Please refer to Appendix B for all state variations.

TERMINAL ILLNESS WAIVER

After the first Contract Year, if you have been diagnosed with a terminal illness, any Withdrawal Charges and MVA will be waived for a partial withdrawal or full surrender of your Contract if you or the joint Owner, or Annuitant in the case of a non-natural Owner, were diagnosed by a qualifying Physician with a life expectancy of 12 months or less.

For this waiver to apply, you must:

•  provide written proof of your terminal illness satisfactory to Us (We reserve the right to require a secondary medical opinion by a qualifying Physician of Our choosing in which We will pay for such secondary medical opinion), and

•  request a partial withdrawal or the full surrender of your Contract.

This waiver will terminate upon a change of any beneficial Owner. This waiver may not be available in all states. Please refer to Appendix B for all state variations.

A Physician means a medical doctor who is licensed by the state in which he/she practices medicine and is not a member of the Owner's family.

OPTIONAL RETURN OF PREMIUM DEATH BENEFIT CHARGES

The Rider Charge will be assessed on the Valuation Day prior to each Contract Anniversary and may vary by Issue Age:

Return of Premium Annual Rider Charge
Issue Age	B-Share	I-Share
0 – 70	0.20%	0.20%
71+	0.50%	0.50%

The calculation for the amount of the annual Rider Charge is: annual Rider Charge multiplied by the Optional Death Benefit Value. See description of the optional Return of Premium Death Benefit in the Death Benefit section for the definition of the Optional Death Benefit Value.

As the Rider Charge for an optional Return of Premium Death Benefit is not assessed until the end of the Contract Year as opposed to the beginning of the Contract Year, if the Contract is surrendered or the rider is terminated before the annual Rider Charge is normally assessed in a given Contract Year, a prorated Rider Charge will be assessed upon the surrender or termination, as applicable. We will deduct the Rider Charge from the One-Year Fixed Strategy and the Indexed Strategies in the same proportion as your Contract Value is allocated among them. Rider Charges deducted from the One-Year Fixed Strategy will reduce your Contract Value allocated to the One-Year Fixed Strategy by the dollar amount of the Rider Charge. Likewise, if you exercised Performance Lock for an Indexed Strategy, Rider Charges deducted from the Strategy Contract Value will reduce the Strategy Contract Value by the dollar amount of the Rider Charge.

Rider Charges deducted from an Indexed Strategy (assuming no exercise of Performance Lock) will be deducted from the Strategy Interim Value as of the Valuation Day prior to a given Contract Anniversary (or the Valuation Day on which a pro-rated Rider Charge is assessed). The Rider Charge will reduce the Strategy Interim Value by the dollar amount of the Rider Charge; however, the charge will also result in an immediate proportional reduction to the Indexed Strategy Base. The reduction to the Indexed Strategy Base could be significantly more than the Rider Charge deducted. As a result of the reduction in your Indexed Strategy Base, any subsequent Index Credit during the Strategy Term will be lower than it otherwise would have been, as any positive rate of return will be applied to a lower Indexed Strategy Base. The negative impacts to the value of your Contract may be significant, and such negative impacts are in addition to any losses from Withdrawal Charges, MVAs, Strategy Interim Values, Rider Charges, and taxes and tax penalties. The application of Strategy Interim Value for a Rider Charge deduction may result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to the application of a Strategy Interim Value.

See Appendix F for examples illustrating calculations of the optional Return of Premium Death Benefit, including the prorated Rider Charge.

ANNUITY PAYMENTS

ANNUITY PERIOD

If your Contract enters the Annuity Period, We will make Annuity Payments to the Owner based on the annuity option that you select. The value of the Annuity Payments that We make will depend in part on your Contract Value on the Annuity Commencement Date.

You will not be able to withdraw any amounts from your Contract after the Annuity Commencement Date.

ANNUITY PAYMENTS

You may begin Annuity Payments at any time after the first Contract Anniversary. Annuity Payments must begin by the Contract Maturity Date, which is the later of the tenth Contract Anniversary or the Contract Anniversary following the oldest Owner's 95th birthday. If the Owner is a non-natural person, the Annuity Commencement Date is determined by reference to the oldest Annuitant's birthday. The Company may agree to a request to delay the Annuity Commencement Date for one year, provided the request is received within 120 days of the Contract Maturity Date. Delaying your Annuity Commencement Date may have tax consequences. You should consult your tax advisor before making a request. If you do not select an annuity option by the Contract Maturity Date, your Contract Value will be applied to a Life Annuity with Cash Refund, as described below.

You must apply full Contract Value (less any applicable Withdrawal Charge, MVA, and premium taxes) to the annuity option. Annuity Payments may be paid on a monthly, quarterly, semi-annual or annual basis, subject to a minimum modal amount of $100. All Annuity Payments will be made on a fixed basis.

In general, the less frequent the Annuity Payments, the larger each payment will be. In addition, the annuity option you select will impact the length of time you are to receive (or expected to receive) Annuity Payments. Annuity Payments may be for life or a guaranteed period. In general, the longer the duration (or expected duration) of your payments, the smaller each payment will be. Also, single life annuity options will generally result in larger Annuity Payments than joint life annuity options. The annuity purchase rates that We apply upon annuitization will never be lower than the rates shown in your Contract.

When do your Annuity Payouts begin?

Contract Value (minus any applicable premium taxes, MVA, Withdrawal Charges and prorated Rider Charges) will be annuitized on the Annuity Commencement Date. If your Annuity Commencement Date is during a Strategy Term, your Contract Value will be determined based on the One-Year Fixed Strategy Value and Strategy Contract Value.

We will apply the Strategy Interim Value if amounts in the Indexed Strategy are annuitized before the end of a Strategy Term. The application of a Strategy Interim Value adjustment or an MVA could result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to the application of a Strategy Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). Also in extreme circumstances, it is possible to lose 100% of the amount annuitized from an Indexed Strategy due to a negative MVA.

Your Annuity Commencement Date cannot be earlier than your first Contract Anniversary. In no event, however, may the Annuity Commencement Date be later than:

•  The later of the Contact Anniversary immediately following the oldest Owner's 95th birthday (or if the Owner is a non- natural person, the oldest Annuitant's 95th birthday) or 10 years from the Contract Issue Date (subject to state variation);

•  The Annuity Commencement Date stated in an extension request received by Us not less than thirty days prior to a scheduled Annuity Commencement Date.

Extending your Annuity Commencement Date may have tax consequences. You should consult a qualified tax advisor before doing so.

We reserve the right, at Our discretion, to refuse to extend your Annuity Commencement Date regardless of whether We may have granted extensions in the past to you or other similarly situated investors. We will not extend the Annuity Commencement Date beyond the Contact Anniversary immediately following the oldest Owner's 100th birthday, or, if the Owner is a non-natural person, the Annuitant's 100th birthday.

Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payment is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payments, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payment date falls on a non-Valuation Day, the Annuity Payment is computed on the prior Valuation Day. If the Annuity Payment date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payment will be computed on the last Valuation Day of the month.

Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payment options described below. However, certain Annuity Payment options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. We may at times offer other Annuity Payment options. We may change these Annuity Payment options at any time. Once We begin to make Annuity Payments, the Annuity Payment option cannot be changed.

If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Payment option you selected have been paid, We generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Payment option in effect when the Owner or Annuitant died. However, in the case of a qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a qualified Contract, once Annuity Payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules. See the section in this prospectus on Information Regarding IRAs.

The following annuity options are available under the Contract:

Option 1: Life Annuity with Cash Refund

We will make Annuity Payments as long as the Annuitant is living. When the Annuitant dies, We will calculate the sum of all Annuity Payments that were made. If the sum of such Annuity Payments at the time of the Annuitant's death does not equal or exceed the Contract Value (minus any applicable premium taxes) at the time of annuitization, We will pay the Beneficiary the difference between the sum of the Annuity Payments and the Contract Value (minus any applicable premium taxes) at annuitization.

Option 2: Life Annuity

We make Annuity Payments as long as the Annuitant is living. When the Annuitant dies, We stop making Annuity Payments. A payee would receive only one Annuity Payment if the Annuitant dies after the first Annuity Payment, two Annuity Payments if the Annuitant dies after the second Annuity Payment and so forth. A payee would receive zero Annuity Payments if the Annuitant dies before the first Annuity Payment.

Option 3: Life Annuity with Guaranteed Payments for 10 Years

We will make Annuity Payments as long as the Annuitant is living, but We at least guarantee to make Annuity Payments for 10 years. If the Annuitant dies before 10 years have passed, then the Beneficiary may elect to continue Annuity Payments for the remainder of the guaranteed number of years.

Option 4: Joint and Last Survivor Life Annuity

We will make Annuity Payments for as long as the Annuitant and the joint Annuitant are living. When one Annuitant dies, We continue to make Annuity Payments until the second Annuitant dies. A payee would receive zero Annuity Payments if the Annuitant and joint Annuitant dies before the first Annuity Payment.

For a qualified Contract, the Joint and Last Survivor Annuity option is only available when the joint Annuitant is a spouse or not more than 10 years younger than the Annuitant.

Option 5: Joint and Survivor Life Annuity with Annuity Guaranteed Payments for 10 Years

We will make Annuity Payments as long as either the Annuitant or joint Annuitant are living, but We at least guarantee to make Annuity Payments for 10 years. If the Annuitant and the joint Annuitant both die before ten years have passed, then the Beneficiary may continue Annuity Payments for the remainder of the guaranteed number of years.

For a qualified Contract, the Joint and Last Survivor Life Annuity with Guaranteed Payments for 10 Years option is only available when the joint Annuitant is a spouse, or not more than 10 years younger than the Annuitant.

Option 6: Guaranteed Payment Period Annuity.

We agree to make payments for a specified time. The minimum period that you can select is 10 years. The maximum period that you can select is 30 years. These time periods are subject to applicable RMD limits. If, at the death of the Annuitant, Annuity Payments have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payments.

For a qualified Contract, We agree to make payments for a specified time. The minimum period that you can select is 10 years. The maximum period that you can select is 30 years. If, at the death of the Annuitant, Annuity Payments have been made for less than the time period selected, an eligible designated Beneficiary may elect to continue the remaining Annuity Payments. If the Beneficiary is not an eligible designated Beneficiary, the remaining Annuity Payments must be taken within ten years from the date of death of the Annuitant, or the Beneficiary will receive the Commuted Value in one sum.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract.

The availability of Contract benefits may vary depending on the selling firm through which your Contract was purchased. See Appendix H — Financial Intermediary Variations.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides for a Death Benefit equal to Contract Value upon death during the Accumulation Period.	Standard	None	• Only available during the Accumulation Period.
• Negative Strategy Interim Value adjustments could significantly reduce the benefit.
• All partial withdrawals could significantly reduce the benefit by reducing Contract Value.
• Terminates upon annuitization.
Return of Premium Death Benefit	Provides a Death Benefit equal to the greater of Contract Value and the Return of Premium Base upon death during the Accumulation Period.	Optional	0.20% for Issue Ages up to 70 0.50% for Issue Ages 71+ (as a percentage of the Optional Death Benefit Value)	• Only available during the Accumulation Period.
• Negative Strategy Interim Value adjustments could significantly reduce the benefit.
• Each time the charge is deducted from an Indexed Strategy, a Strategy Interim Value adjustment and a proportional reduction to the Indexed Strategy Base will apply.
• All partial withdrawals could significantly reduce the benefit by reducing Contract Value.
• All partial withdrawals result in proportional reductions to Return of Premium Base, except advisory fee withdrawals through the systematic withdrawal program.
• Maximum Death Benefit equal to Contract Value plus $1 million.
Free Withdrawal Amount (FWA)	Amounts that may be withdrawn each Contract Year during the Withdrawal Charge Period without incurring a Withdrawal Charge or MVA.	Standard	None	• FWA subject to annual limit.
• Unused FWA not available in future Contract Years.
• Negative Strategy Interim Value adjustments, taxes and tax penalties may apply.
• Interim withdrawals from an Indexed Strategy will proportionally reduce Indexed Strategy Base.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Performance Lock

If exercised for an Indexed Strategy, the Strategy Interim Value (which otherwise fluctuates each Valuation Day) is "locked in." After the Performance Lock Date, your Strategy Contract Value will accumulate at a fixed rate equivalent to the One-Year Fixed Strategy for the remainder of the Strategy Term.

Standard	None	• Exercise is irrevocable.
• We will not provide advice or warning to you.
• You will not know the Strategy Interim Value in advance.
• Locking-in a negative Strategy Interim Value adjustment will result in loss, which could be significant.
• Buffer Percentage or Floor Percentage will not apply.
• You will not participate in Index performance for the remainder of the Strategy Term.
• You will not receive any Index Credit on the Strategy Term end date.
• For multi-year Strategy Terms, upon exercise, the Strategy Contract Value is automatically transferred to the One-Year Fixed Strategy, and the Strategy Term will end on the next Contract Anniversary.
• Withdrawals and Rider Charges will reduce Strategy Contract Value after lock-in.
• Cannot be exercised during the last four Valuation Days during the Strategy Term.
• Cannot be exercised for only a portion of Strategy Interim Value.
Systematic Withdrawals for Advisory Fees	Allows for regular advisory fee withdrawals without incurring a Withdrawal Charge or MVA, and without proportionately reducing the optional Return of Premium Death Benefit if elected.	Standard	None	• Contract not appropriate for you if intending to take advisory fee withdrawals outside of the program.
• Only available with I-Share Contracts.
• Maximum of 1.5% of Contract Value per Contract Year.
• Minimum withdrawal amount of $100.
• Frequency may be monthly, quarterly, semi-annually, or annually.
• Taken proportionally from the One-Year Fixed Strategy and Indexed Strategies.
• Negative Strategy Interim Value adjustments, taxes and tax penalties may apply.
• Interim withdrawals from an Indexed Strategy will proportionally reduce Indexed Strategy Base.
Bailout Waiver	Withdrawal Charge and MVA waiver for withdrawals if the rate for an Indexed Strategy's upside crediting method is set below the bailout rate.	Standard	None	• Not applicable to six-year Strategy Terms.
• Not limited to withdrawals from the Indexed Strategy that triggered the waiver.
• Waiver automatically applied to withdrawals during Contract Year.
• Negative Strategy Interim Value adjustments, taxes and tax penalties may apply.
• Interim withdrawals from an Indexed Strategy will proportionally reduce Indexed Strategy Base.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Nursing Care Waiver	Withdrawal Charge and MVA waiver for withdrawals upon becoming confined to an approved nursing facility.	Standard	None	• Waiver subject to eligibility criteria.
• Waiver must be requested.
• May not be available in all states.
• Negative Strategy Interim Value adjustments, taxes and tax penalties may apply.
• Interim withdrawals from an Indexed Strategy will proportionally reduce Indexed Strategy Base.
Terminal Illness Waiver	Withdrawal Charge and MVA waiver for withdrawals upon being diagnosed with a terminal illness.	Standard	None	• Waiver subject to eligibility criteria.
• Waiver must be requested.
• May not be available in all states.
• Negative Strategy Interim Value adjustments, taxes and tax penalties may apply.
• Interim withdrawals from an Indexed Strategy will proportionally reduce Indexed Strategy Base.

DEATH BENEFIT

STANDARD DEATH BENEFIT

If the Owner, joint Owner or, in the case of a non-natural Owner, the Annuitant dies during the Accumulation Period, We will pay a standard Death Benefit equal to your Contract Value as of two Valuation Days from the Valuation Day on which We receive Due Proof of Death and in Good Order payment instructions from at least one of the Beneficiaries and all information We need to process the claim. If the joint Owner is living, the Death Benefit is payable to the surviving joint Owner. If there is no surviving joint Owner, the Death Benefit is payable to the designated Beneficiary(ies). If there are no designated Beneficiary or the Beneficiary predeceased the Owner, the Death Benefit is payable to the Owner's Estate.

Contract Value will remain allocated to the One-Year Fixed Strategy and the Indexed Strategies until We receive Due Proof of Death and in Good Order payment instructions from the Beneficiaries. This means that the Death Benefit amount will continue to fluctuate with the performance of the Indexed Strategies. Eligible recipients of the Death Benefit should notify Us of an Owner's death and provide Us Due Proof of Death as promptly as possible to limit the risk of a decline in the Death Benefit.

OPTIONAL RETURN OF PREMIUM DEATH BENEFIT

We currently offer an optional Return of Premium Death Benefit for an additional charge, which is available for election on the Issue Date or following spousal continuation, subject to the election rules then in place. The amount payable under this optional Return of Premium Death Benefit before the Annuity Commencement Date is the greater of the Contract Value and the Return of Premium Base. In no event may the payment of an optional Death Benefit exceed the standard Death Benefit plus $1 million.

The initial Return of Premium Base is equal to the Premium Payment, if elected at issue, or the Contract Value, if elected after issue (on spousal continuation). The Return of Premium Base will be proportionally reduced for any Gross Withdrawals, except any advisory fee withdrawal taken through the systematic withdrawal program.

For example, assume upon death of the Owner the Contract Value has decreased to $77,000 from the original premium of $100,000. Assuming no withdrawals were taken, upon Due Proof of Death the Beneficiary will receive the greater of the Contract Value or the Premium Payments upon lump sum request, in this example the Premium Payment of $100,000.

If the optional Return of Premium Death Benefit has been elected, in general, partial withdrawals proportionally reduce the Return of Premium Base and, in turn, could reduce the Death Benefit by significantly more than the amount of the withdrawal. Systematic withdrawals to pay advisory fees will not reduce the Return of Premium Base, but will reduce the Contract Value. All other partial withdrawals, including Required Minimum Distributions and other systematic withdrawals under the Contract, will proportionally reduce the Return of Premium Base and also reduce the Contract Value.

If you elect the Return of Premium Death Benefit, We will assess an annual Rider Charge on the Valuation Day prior to each Contract Anniversary. If the Contract is surrendered or the rider is terminated before the annual Rider Charge is normally assessed in a given Contract Year, a prorated Rider Charge will be assessed upon the surrender or termination, as applicable. The Rider Charge will not be assessed on partial withdrawals, the payment of a Death Benefit or annuitization.

The annual Rider Charge is equal to the Rider Charge percentage multiplied by the Optional Death Benefit Value. The Optional Death Benefit Value is equal to the Return of Premium Base.

We will deduct the Rider Charge from the One-Year Fixed Strategy and the Indexed Strategies in the same proportion as your Contract Value is allocated among them. Rider Charges deducted from the One-Year Fixed Strategy will reduce your Contract Value allocated to the One-Year Fixed Strategy by the dollar amount of the Rider Charge. Likewise, if you exercised Performance Lock for an Indexed Strategy, Rider Charges deducted from the Strategy Contract Value will reduce the Strategy Contract Value by the dollar amount of the Rider Charge.

Rider Charges deducted from an Indexed Strategy (assuming no exercise of Performance Lock) will be deducted from the Strategy Interim Value as of the Valuation Day prior to a given Contract Anniversary (or the Valuation Day on which a prorated Rider Charge is assessed). The Rider Charge will reduce the Strategy Interim Value by the dollar amount of the Rider Charge; however, the charge will also result in an immediate proportional reduction to the Indexed Strategy Base. The reduction to the Indexed Strategy Base could be significantly more than the Rider Charge deducted. As a result of the reduction in your Indexed Strategy Base, any subsequent positive Index Credit during the Strategy Term will be lower than it otherwise would have been, as any positive rate of return will be applied to a lower Indexed Strategy Base. The negative impacts to the value of your Contract may be significant, and such negative impacts are in addition to any losses from Withdrawal Charges, MVAs, Strategy Interim Value adjustments, Rider Charges, and taxes and tax penalties. The application of a Strategy Interim Value adjustment for a Rider Charge deduction may result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to the application of a Strategy Interim Value adjustment.

The optional Return of Premium Death Benefit terminates upon change of ownership or assignment of the Contract, commencement of payments under an annuity option, and termination of your Contract.

See Appendix F for a description of how the Optional Return of Premium Death Benefit is calculated.

Death of Annuitant. Prior to the Annuity Commencement Date, upon the death of the Annuitant the Owner becomes the Annuitant. The Owner may designate a new Annuitant. If this Contract is owned by a non-natural person (e.g., a corporation or a trust), the death of the Annuitant will be treated as the death of an Owner for purposes of the Death Benefit.

TO WHOM THE DEATH BENEFIT IS PAID

Upon the death of a natural Owner during the Accumulation Period, the Death Benefit is payable to the following:

•  The surviving joint Owner; or if none,

•  Surviving primary Beneficiaries; or if none, then

•  Surviving contingent Beneficiaries

For a Contract owned by a non-natural Owner, upon the death of the Annuitant during the Accumulation Period, the Death Benefit is payable to the following:

•  Surviving primary Beneficiaries; or if none, then

•  Surviving contingent Beneficiaries; or if none, then

•  The non-natural Owner.

If a person entitled to receive the Death Benefit dies before the Death Benefit is distributed, We will pay the Death Benefit to that person's named Beneficiary or, if none, to that person's estate.

PAYMENT OPTIONS

We will determine the value of the Death Benefit as of two Valuation Days from the Valuation Day on which We receive Due Proof of Death and in Good Order payment instructions from at least one of the Beneficiaries and all information We need to process the claim. The Death Benefit is not subject to the Withdrawal Charge or the MVA.

Death Benefit payments, if made from an Indexed Strategy before the end of a Strategy Term, are based on the Strategy Interim Value. The application of a Strategy Interim Value adjustment could result in significant loss. In extreme circumstances, it is possible to lose 100% of your investment in an Indexed Strategy due to the application of a negative Strategy Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

Under a non-qualified Contract, if the Owner (or Annuitant in the case of a non-natural Owner) dies before the Annuity Commencement Date, the Death Benefit will be paid in a lump sum and the entire interest must be distributed within five years of the Owner's death (or Annuitant's death in the case of a non-natural Owner); If the Beneficiary is an individual, they can elect to receive a series of payments or Annuity Payments under an annuity option over the Beneficiary's remaining life or over a period not extending beyond the Beneficiary's life expectancy provided such payments begin within one year of death. Qualified Contracts are subject to special after-death distribution rules. See the "Federal Tax Considerations" section for more information. A Beneficiary that takes the Death Benefit in a series of payments may make transfers among the One-Year Fixed Strategy and the Indexed Strategy. Amounts that remain allocated to an Indexed Strategy may decrease in value. A surviving spouse who is a sole Beneficiary may continue the Contract maintaining its characteristics. See "Spousal Continuation". We will make any adjustment to the Death Benefit prior to the continuation. If the Death Benefit is payable to the Owner's estate, We will make a lump sum payment.

SPOUSAL CONTINUATION

In limited circumstances, when the Owner dies, if the spouse of the deceased Owner is entitled to receive a Death Benefit, the spouse may have the option to continue the Contract instead. Under federal tax law, the spouse's option to continue the Contract is contingent upon whether the deceased Owner and the spouse were legally married under applicable state law.

FEDERAL TAX CONSIDERATIONS

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts and tax-qualified retirement arrangements, additional tax issues that are not discussed herein may be relevant to your situation. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently by legislation or regulations. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

If advisory fees are paid from the Contract, such deductions may be subject to federal and state income taxes and an additional 10% federal tax. Pursuant to a Private Letter Ruling issued to Us by the IRS, if advisory are paid under the systematic withdrawal program for advisory fees, We will not report the deduction of these fees as taxable distributions for federal income tax purposes.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax adviser, and should notify the Company if you find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PUR- CHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSE- QUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans or as IRAs

Section 72 of the Code governs the taxation of annuities in general.

1. Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the

Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•  A Contract the nominal owner of which is a non-natural person but the beneficial Owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A Contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain Contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain Contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the Contract's purchase.

A non-natural Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Owner is a non-natural person, the primary Annuitant is treated as the "holder" in applying the post-death required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural Owner, a change in the primary Annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

For Contracts issued to a non-natural Owner or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the entity is required to include an amount in gross income each year under Code Section 72(u).

2. Other Owners (Natural Persons).

An Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are briefly summarized below. Also summarized are special rules affecting distributions from contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.  Amounts Received as an Annuity

Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start ("amounts received as an annuity") are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable "investment in the contract" to the total amount of the payments to be made after the start of the payments (the "exclusion ratio") under Section 72 of the Code. Total Premium Payments less amounts received which were not includable in gross income equal the "investment in the contract." The start of the payments may be the Annuity Commencement Date or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the Contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.  Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the Contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the Contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b.  Amounts Not Received as an Annuity

i.  To the extent that the "cash value" of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

ii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a surrender or partial withdrawal), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received.

(1)  shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and

(2)  shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract," and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income and will simply reduce the "investment in the contract."

To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear in some cases what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract."

iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. If the entire Contract value is assigned or pledged, subsequent increases in the Contract value are also treated as an amount received for purposes of this subparagraph 2.b. for as long as the assignment or pledge remains in place. The "investment in the contract" is increased by the amount included in income.

v.  In general, the transfer of the Contract, without full and adequate consideration (e.g., a gift), will be treated as an amount received for purposes of this subparagraph 2.b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

vi.  In general, any amount actually received under the Contract as a Death Benefit, including the optional Return of Premium Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b.

c.  Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the Contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  10% Additional Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies an additional tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% additional tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary Annuitant.

3.  Distributions attributable to a taxpayer becoming disabled (as defined in the federal tax law).

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's Designated Beneficiary).

5.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

Certain other exceptions to the 10% additional tax as not described herein also may apply. Please consult your tax adviser.

If the taxpayer avoids this 10% additional tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.

If the Contract was obtained by a tax-free exchange of an annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% additional tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph e.

f.  Post-Death Distributions

i.  Death of Owner or Primary Annuitant

Subject to the alternative election or spouse Beneficiary provisions in ii or iii below:

1.  If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been dis- tributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.  If the Owner is not an individual, then for purposes of 1. or 2. above, the primary Annuitant under the Contract shall be treated as the Owner, and any change in the primary Annuitant shall be treated as the death of the Owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of an Owner described in i. above is payable to or for the benefit of a designated Beneficiary, such Beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the Beneficiary. Such distributions must begin within a year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.

iii.  Spouse Beneficiary

If any portion of the interest of an Owner is payable to or for the benefit of his or her spouse, the spouse is the sole Beneficiary, and the Annuitant is living, such spouse shall be treated as the Owner of such portion for purposes of Section i above. This spousal Contract continuation shall apply only once for this Contract.

The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes.

Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

g.  Addition of Rider or Material Change.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

h.  1035 Exchanges.

We may issue this Contract in exchange for another life insurance or annuity contract. Code Section 1035 permits certain tax-free exchanges of life insurance contracts and annuity contracts for another annuity contract as long as certain requirements are satisfied. If any money or other property is received in the exchange, gain (but not loss) may be recognized under the exchange. If the exchange is tax free, your investment in the contract from the prior contract will carry over to your new Contract.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the Contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash Surrender Value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

3. Tax Ownership of the Assets in the Separate Account

In some circumstances, the IRS and courts have recharacterized variable annuity contracts by treating the owner, for federal income tax purposes, as owning the separate account assets on which the contract is based. The IRS guidance in this area has focused on whether the owner has excessive control over the separate account assets. Such control may exist if the owner can allocate amounts under the contract to purchase specific assets within the separate account that also are available outside of the contract. In addition, the IRS and courts considered whether the variable annuity owner's position is substantially identical to what it would have been if the Owner had purchased the separate account assets directly, rather than having purchased a variable annuity contract. Similar federal income tax principles also can operate to recharacterize an arrangement for income tax purposes in certain circumstances, such as if the substance of the arrangement differs from its form. If the authorities on owner control or similar tax principles apply, the tax-deferred status of the contract may be adversely affected. For example, the owner of the contract could be taxed annually on the income and gains attributable to the assets that determine the contract values and benefits.

We do not believe that these authorities or tax principles should apply to this Contract. Although We hold certain amounts attributable to the Contract in Our Separate Account, you do not share in the investment performance of any assets in the Separate Account. Rather, Our obligations under the Contract are independent of the investment performance of the Separate Account. In addition, allocations under the Contract to the Index Strategies are distinguishable from a direct investment in the assets comprising the corresponding indexes. However, there is no IRS guidance or other authority directly addressing whether or how the rules summarized above may apply to the

Contract. We reserve the right to amend this Contract, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain the Contract's tax status or to conform the Contract to any applicable changes in the tax qualification requirements. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.

4. Delayed Annuity Dates

If the Contract's Annuity Commencement Date is, or has been extended to, a time when the Owner (or if the Owner is a non-natural person, the Annuitant) has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

C. Federal Income Tax Withholding

1. U.S. Citizens or Resident Aliens

•  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to Us in a timely manner, generally We are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

•  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payment were a payment of wages by an employer to an employee for the appropriate payroll period. An individual generally may elect out of such withholding or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to Us in a timely manner, We are required to withhold tax based on certain assumptions provided in IRS guidance and remit this amount to the IRS.

Generally, no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States, if the Payee fails to provide a taxpayer identification number ("TIN"), or We are notified by the IRS that the TIN provided by the Payee is incorrect. Regardless of any "election out" or any amount of tax actually withheld on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under the estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

2. Nonresident Aliens and Foreign Corporations

Payees that are not U.S. citizens or resident aliens will generally be subject to U.S. federal withholding tax on taxable distributions from the Contract at a 30% rate, unless a lower treaty rate applies. In addition, if the Company does not have appropriate documentation establishing the Payee's status (e.g., a Form W-9 or applicable Form W-8), the Company could be required to withhold 30% on certain payments from the Contract under the Foreign Account Tax Compliance Act (or FATCA). The FATCA rules are complex. Please consult your tax adviser.

D. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon an Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Owner's estate for federal estate tax purposes. Similarly, prior to the Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a Beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse Beneficiary who either is (1) 37 1/2 or more years younger than an Owner or (2) a grandchild (or more remote further descendent) of an Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require Us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a Beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a Beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Owner's lifetime generally is treated as producing an amount received by such Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Owner's gross income, this same income amount could produce a corresponding increase in such Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

E. Tax Disclosure Obligations

In some instances, certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

F. Medicare Tax

Distributions from non-qualified annuity policies will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to taxpayers whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

INFORMATION REGARDING IRAS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract as an individual retirement annuity under Code section 408(b) or in connection with an individual retirement account under Code section 408(a). State income tax rules applicable to IRAs may differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences. Additional information can also be obtained from your local IRS office, from IRS Publication 590A and 590-B (hereinafter referred to as Publication 590) or online at www.irs.gov.

1. Individual Retirement Annuities ("IRAs").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, and SEP IRAs governed by Code Section 408(k). Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make Required Minimum Distributions ("RMDs") when the Owner reaches the "applicable age" under the RMD rules or dies, as described below, may result in imposition of a 25% excise tax on any excess of the RMD amount over the amount distributed. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

If you were born...	Your "applicable age" is...
Before July 1, 1949	70 1/2
On or after July 1, 1949 and before January 1, 1951	72
On or after January 1, 1951 and before January 1, 1960	73
On or after January 1, 1960	75

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing qualified plans into a Traditional IRA under certain circumstances, as indicated below. In addition, under Code Section 402(c)(11) a non-spouse "designated Beneficiary" of a deceased plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between plan fiduciaries, as described below in "Rollover Distributions") from certain qualified plans to a Traditional IRA for such Beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a Death Benefit that equals the greater of the premiums paid or the Contract's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value or total Premium Payments. The tax rules are unclear as to what extent an IRA can provide a Death Benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional or ROTH IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional or ROTH IRA, but a SEP is also subject to special tax qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional or ROTH IRA, which are described above and below, respectively. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Owner's lifetime. However, the RMD rules apply upon the Owner's death. The Owner of a Traditional IRA or other qualified plan assets may complete a conversion into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the funds to federal income tax in the year of conversion. In addition to the amount held in the converted account, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible qualified plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. Anyone considering a "conversion" to a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Taxation of Amounts Received from IRAs

Except under certain circumstances in the case of Roth IRAs, amounts received from qualified Contracts generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For Annuity Payments and other amounts received after the Annuity Commencement Date from a qualified Contract, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" is determined by the Contract Owner.

For non-periodic amounts from certain qualified Contracts, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of qualified Contract. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

3. Additional and Excise Taxes for IRAs

Unlike non-qualified Contracts, IRAs are subject to federal additional taxes not just on premature distributions, but also to excise taxes on excess contributions and failures to make Required Minimum Distributions ("RMDs").

a.  Additional Taxes on Premature Distributions

Code Section 72(t) imposes an additional income tax equal to 10% of the taxable portion of a distribution from certain types of IRAs that is made before the Owner reaches age 59 1/2. However, this 10% additional tax does not apply to a distribution that is either:

(i)  made to a Beneficiary (or to the Owner's estate) on or after the employee's death;

(ii)  attributable to the Owner becoming disabled under Code Section 72(m)(7);

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated Beneficiary ("SEPP Exception");

(iv)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(v)  made as a "direct rollover" or other timely rollover to an eligible retirement plan, as described below. In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(vi)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(vii)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);

(viii)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8);

(ix)  made on account of a qualified birth or adoption; or

(x)  made to a terminally ill Owner.

The taxpayer must meet certain requirements in order for these exceptions to apply. Certain other exceptions to the 10% additional tax not described herein also may apply. Please consult your tax adviser.

If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2022-6), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

b.  Excise Tax on RMDs

If the amount distributed from an IRA is less than the amount of the Required Minimum Distribution ("RMD") for the year, the Owner is subject to a 25% excise tax on the amount that has not been timely distributed. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

The 25% excise tax is also applicable to RMD amounts not distributed to beneficiaries.

c.  Excise Tax on Excess Contributions

If an IRA owner deposits more than is eligible to be contributed to an IRA, the excess contribution may be subject to a 6% excise tax (Code Section 4973). Whether the excise tax applies depends on how the excess contribution is handled and when it is corrected or removed. The rules for correcting an excess contribution are complicated and the IRA Owner should consult a professional tax adviser.

4. Required Minimum Distributions

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:

(a)  the life of the individual or the lives of the individual and a designated Beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated Beneficiary (as specified by the Code).

This Contract is not appropriate for investors who plan to take Required Minimum Distributions during a Strategy Term due to the imposition of Strategy Interim Value. The application of Strategy Interim Value to Required Minimum Distributions during the Strategy Term and the proportional reduction in your Indexed Strategy Base could significantly reduce the value of the Contract. In addition, amounts withdrawn could be subject to federal and state income taxes.

For Contracts that have not been annuitized, the RMD amount for each year is determined generally by dividing the account balance by a factor determined under the IRS "Uniform Lifetime Table." This account balance is generally based upon the Contract Value as of the close of business on the last day of the previous calendar year. RMDs also can be made in the form of Annuity Payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a Contract's Contract Value, such Contract Value must include the actuarial value of certain additional benefits provided by the Contract. As a result, electing an Optional Benefit under an IRA may require the RMD amount for such IRA to be increased each year, and expose such additional RMD amount to the 25% excise tax for RMDs if such additional RMD amount is not timely distributed.

The RMD rules that apply while the Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to Roth IRAs.

Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.

Effective January 1, 2020, when an IRA owner dies, any remaining interest generally must be distributed within 10 years (or in some cases 5 years) after their death, unless an exception applies. One exception permits an "eligible designated beneficiary" to take distributions over life or a period not exceeding life expectancy (determined using the IRS "Single Life Table"), subject to special rules and limitations. An "eligible designated beneficiary" includes: the IRA owner's spouse or minor child (until the child reaches age of majority/age 21), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner. We may limit any payment option over life, or period not exceeding life expectancy, to certain categories of eligible designated beneficiaries, or withdraw such payment option(s), in Our discretion.

If the Owner of an IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own. The spouse must make the election by the later of (1) the end of the calendar year in which the surviving spouse reaches the applicable age, and (2) the end of the calendar year following the calendar year of the IRA owner's death. If the Owner dies before the required beginning date and the surviving spouse does not elect to treat the IRA as their own, distributions may be delayed until December 31 of the year the deceased Owner would have attained the applicable age.

If the Owner dies after Annuity Payments have already begun, any remaining payments under the Contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.

5. Tax Withholding for IRAs

Distributions from an IRA generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and nonperiodic distributions from a non-qualified Contract, as described above.

Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from an IRA the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under the estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

6. Rollover & Transfer Distributions

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) vary according to the type of transferor IRA and type of transferee IRA or other plan. For instance, generally no tax-free "trustee-to-trustee transfer" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA. A "conversion" of a NonRoth IRA to a Roth IRA, is taxable transaction and not subject to the 10% additional tax. However, if amounts are subsequently distributed from the Roth IRA they may be subject to the 10% additional tax if withdrawn in the first 5 years following the conversion.

For a non-spouse Beneficiary, no tax-free "trustee-to-trustee transfer" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) and an IRA set up by that same individual as the original Owner. A Beneficiary may complete a "trustee-to-trustee transfer" to another inherited IRA account or combine inherited IRA accounts from the same deceased Owner.

Generally, any amount other than an RMD distributed from an IRA is eligible for a "60-day rollover." However, a tax-free 60-day rollover is limited to 1 per 12 month period; whereas no limit applies to "trustee-to-trustee transfers."

Similar rules apply to a "trustee-to-trustee transfer" or a "60-day rollover" of a distribution from a SIMPLE IRA to a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "trustee-to-trustee transfer" or a "60-day rollover" to an eligible retirement plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rollover rules also apply to (1) transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated Beneficiary, (2) plan distributions of property, (3) distributions from a Roth account in certain plans, (4) recontributions of certain qualified disaster distributions, (5) transfers from a Traditional or Roth IRA to certain health savings accounts under Code Section 408(d)(9), (6) obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS, (7) recontributions within 3 years of qualified birth & adoptions, and (8) certain distributions made to a terminally ill Owner.

OTHER INFORMATION

GENERAL ACCOUNT

Any amounts that We are obligated to pay under the Contract, including Index Credits, interest, the Death Benefit and Annuity Payments, are subject to Our financial strength and claims paying ability and Our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in Our General Account. Amounts in Our General Account are available to Our general creditors. We issue other types of insurance policies and pay Our obligations under these products from Our assets in the General Account.

THE SEPARATE ACCOUNT

We place certain assets related to Indexed Strategies and the One-Year Fixed Strategy to which you allocate Contract Value in the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. The Separate Account is not registered under the Investment Company Act of 1940, as amended. The Separate Account is not insulated, the assets are considered to be part of the General Account assets and are subject to Our general creditors.

Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Separate Account. We will not make any such changes without receiving any necessary approval of any applicable state insurance department. We will notify you of any changes in writing. These changes include, but are not limited to:

•  Manage the Separate Account under the direction of a committee at any time;

•  Make any changes required by applicable law or regulation; and

•  Modify the provisions of the Contract to reflect changes to the Indexed Strategies and the Separate Account and to comply with applicable law.

SUSPENSION OF PAYMENTS, PERFORMANCE LOCK REQUESTS, OR REALLOCATIONS

We may suspend or delay the payment of Death Benefits and withdrawals, the calculation of Annuity Payments, Performance Lock requests, and reallocations when We cannot calculate a Strategy Contract Value under any of the following circumstances:

•  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•  the closing value of an Index is not published;

•  trading on the New York Stock Exchange is restricted;

•  if any value, not limited to the Index Value, is unavailable for the calculation of the Strategy Interim Value;

•  the calculation of the Strategy Interim Value is not reasonably practical due to an emergency; or during any other period when a regulator, by order, so permits.

If We cannot obtain a value for an Index on any day due to any of these circumstances, We will use the value of the Index as of the last Valuation Day the value is available. If the beginning day of a Strategy Term falls on a Valuation Day for which We cannot obtain a value for an Index, We will use the Index Value as of the last Valuation Day as the Index Value for the beginning day of the Strategy Term.

HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with Our affiliate Global Atlantic Distributors, LLC under which it serves as the principal underwriter for the Contracts, which are offered on a continuous basis. Global Atlantic Distributors, LLC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA).

We are affiliated with Global Atlantic Distributors, LLC because We are under common control. The principal business address of Global Atlantic Distributors, LLC is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103. Global Atlantic Distributors, LLC has entered into selling agreements with affiliated and unaffiliated broker-dealers for the sale of the Contracts. We pay compensation to Global Atlantic Distributors, LLC for sales of the Contracts by broker-dealers. Global Atlantic Distributors, LLC in its role as Principal Underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2025 with regard to the Contracts. Contracts will be sold by individuals (Financial Intermediaries) who have been appointed by Us as insurance agents and who are financial professionals. Each financial professional is affiliated with one of the selling broker-dealers. We may also make the Contracts available through independent financial professionals.

We list below types of arrangements that help to incentivize sales representatives to sell Our suite of annuities. Not all arrangements necessarily affect each registered index linked annuity. These types of arrangements could create an incentive for the selling firm or its sales representative to recommend or sell this Contract to you. You may wish to take such incentives into account when considering and evaluating any recommendations relating to this Contract.

Broker-dealers may receive commissions from Us for selling you this Contract (described below under Commissions). Certain selected broker-dealers also receive additional compensation (described below under Additional Payments). All or a portion of the payments We make to broker-dealers may be passed on to Financial Intermediaries according to a broker-dealer's internal compensation practices.

Affiliated broker-dealers also employ individuals called wholesalers in the sales process, who provide sales support and training to sales representatives. Wholesalers typically receive commissions based on the type of contract or Optional Benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

Your financial professional may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange a Contract you already own if you determine, after comparing the features, fees and risks of both Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract. In general, the Contract does not contain any provisions related to exchanges or conversions.

Commissions Paid by The Company

Up front commissions paid to broker-dealers generally range from 0% to up to 7.5% of each Premium Payment you make. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 75. Your registered investment adviser may be paid by you pursuant to the investment advisory agreement you entered into.

Commission arrangements vary from one broker-dealer to another. We are not involved in determining your financial professional's compensation. Under certain circumstances, your financial professional may be required to return all or a portion of the commissions paid.

Check with your financial professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your financial professional (or the broker-dealer with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your financial professional (or the broker-dealer with which they are associated) can be paid both by you and by Us based on what you buy. Therefore, profits, and your financial professional's (or their broker-dealer's) compensation, may vary by product and overtime. Contact an appropriate person at your broker- dealer with whom you can discuss these differences and inquire about any revenue sharing arrangements that We and Our affiliates may have with the selling firm.

Additional Payments

Subject to FINRA and broker-dealer rules, We or Our affiliates also pay the following types of fees to, among other things, encourage the sale of this Contract. These additional payments could create an incentive for your financial professional, and the broker-dealer with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

Additional Payment Type	What it's used for
Access	Access to Financial Intermediaries and/or broker-dealers such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing

Joint marketing campaigns and/or broker-dealer event advertising/participation; sponsorship of broker-dealer sales contests and/or promotions in which participants (including Financial Intermediaries) receive prizes such as travel Awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Support

Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a broker- dealer's website; shareholder services (including subaccounting sponsorship of broker-dealer due diligence meetings; and/or expense allowances and reimbursements).

Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility

Inclusion of Our products on a broker-dealer's preferred list; participation in, or visibility at, national and regional conferences; and/or articles in broker-dealer publications highlighting Our products and services.

Volume	Pay for the overall volume of their sales or the amount of money investing in Our products.

As of December 31, 2025, We have entered into ongoing contractual arrangements to make additional payments to the following Financial Intermediaries: American Portfolios Financial Services; Barnabas Capital LLC; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Advisor Networks LLC; Cetera Advisors LLC; Cetera Financial Specialist LLC; Cetera Investment Services LLC; Citizens Securities, Inc.; CreativeOne Securities LLC; FSC Agency, Inc.; FSC Securities Corporation; First Palladiam; Independent Financial Group; Janney Montgomery Scott LLC; LPL Financial LLC; Lion Street Financial LLC; Morgan Stanley Smith Barney; Osaic, Inc.; Osaic Institutions, Inc.

(formerly Infinex Investments, Inc.); Osaic Wealth, Inc. (formerly Royal Alliance Associates, Inc.); PNC Insurance Services; LLC Raymond James Insurance Group, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets LLC; SagePoint Financial, Inc.; Securities America; The Leaders Group, Inc.; Triad Advisors; Triad Insurance, Inc.; UBS Financial Services Insurance Agency, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.

For the fiscal year ended December 31, 2025, additional payments did not in the aggregate exceed approximately $2,699,823.00 (excluding corporate-sponsorship related prerequisites and marketing expense allowances) or approximately 0.12% of total the Contract's assets.

Broker-dealers that received additional payments in 2025, but do not have an ongoing contractual relationship, are listed below.

Broker-dealers that received additional payments with at least a $100 value in 2025 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists: Ameritas Life Insurance Corp; Arvest Wealth Management; Avantax Wealth Management; BB&T Investment Services; BMO Harris Financial Advisors; Cambridge Investment Research; Centinel Financial Group; CETERA ADVISOR NETWORKS LLC; CETERA ADVISORS LLC; Cetera Financial; CETERA INVESTMENT SERVICES LLC; Citizens bank; Commerce Bank; Commonwealth Financial Network; CUNA Brokerage; CUSO Financial Services; DA Davidson & Company; Desert Financial; ELE Wealth Management; Family Financial Solutions; Fifth Third Securities; FINANCIAL INDEPENDENCE GROUP; FSC Securities Corporation; Futurity First; Garden State Securities; Huntington Bank; Independent Financial Group; Investacorp Inc.; Investment Professionals Inc.; JAMES SMITH; Janney Montgomery; JP Morgan Chase; Kestra Financial / NFP; Key Bank; Leonard Martin and Associates; Lincoln Investment Planning; LPL; LPL BANK; LPL INSURANCE ASSOCIATES INC; M&T Bank; Morgan Stanley; Northeast Wealth Planners; Oppenheimer & Co; Osaic; PNC Bank; PNC Investments; Private Client Services; Purshe Kaplan Sterling; Raymond James; Raymond James Financial Services; RBC Wealth Management; Regions Bank; SagePoint Financial, Inc.; Santander Securities; Securities America; SORRENTO PACIFIC FINANCIAL LLC; SREIT; SunTrust Investment Services; SYNOVUS SECURITIES INC; Triad Advisors; Truist Investment Services; UBS Financial Services Inc; Usbank; Wells Fargo; Wesbanco Securities, Inc.; Woodbury financial Services; WRP Investments.

No specific charge is assessed directly to Owners to cover commissions, Additional Payments or Marketing Expense Allowances described above. We do intend to recoup the sales expenses and incentives We pay, however, through fees and charges deducted under the Contract and other revenue sharing arrangements.

AMENDMENTS TO THE CONTRACT

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of Our business. In the future, We may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of Our known legal proceedings or claims to likely have a material adverse effect on the Company's ability to meet its obligations under the Contracts or Global Atlantic Distributors, LLC's ability to perform its contractual responsibilities as principal underwriter.

FINANCIAL STATEMENTS

You can find financial statements for the Company in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your financial professional or contact Us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from Us.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Indexed Strategies

The following is a list of Indexed Strategies currently available under the Contract. We may change the features of the Indexed Strategies listed below (including the Index and the current limits on Index gains), offer new Indexed Strategies, and terminate existing Indexed Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.FSGProspectus.com.

Note: If amounts are removed from an Indexed Strategy before the end of its Strategy Term, We will apply a Strategy Interim Value adjustment. This may result in a significant reduction in your Strategy Contract Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term. In addition, if amounts are withdrawn or annuitized from an Indexed Strategy (even on a Strategy Term end date), We may apply an MVA. This may result in a significant reduction in your withdrawal proceeds or the amount annuitized.

See the section titled "Indexed Strategies" for a description of the Indexed Strategies' features. See the section titled "Contract Charges and Adjustments" for more information about Strategy Interim Value adjustments and MVAs.

The availability of investment options may vary depending on the selling firm through which your Contract was purchased. See Appendix H — Financial Intermediary Variations.

Index	Type of Index	Strategy Term	Current Limit on Index Loss (if held until end of Strategy Term)	Minimum Limit on Index Gain (for life of the Indexed Strategy)
S&P 500® Price Return Index(1)	U.S. Large-Cap Equities	One Year	Floor: 0%	Index Cap: 1.00% during WCP 0.50% after WCP
S&P 500® Price Return Index(1)	U.S. Large-Cap Equities	One Year	Buffer: 10%	Index Cap: 1.00% during WCP 0.50% after WCP
Nasdaq-100® Price Return Index(1)	Large-Cap Equities	One Year	Buffer: 10%	Index Cap: 1.00% during WCP 0.50% after WCP
Fidelity U.S. Corporate Strength Index(1)	U.S. Large- and Mid-Cap Equities	One Year	Buffer: 10%	Index Cap: 1.00% during WCP 0.50% after WCP
Franklin U.S. Equity Index(1)	U.S. Large-Cap Equities	One Year	Buffer: 10%	Index Cap: 1.00% during WCP 0.50% after WCP
UBS Climate Aware Equity Index(1)	U.S. Large- and Mid-Cap ESG Equities	One Year	Buffer: 10%	Index Cap: 1.00% during WCP 0.50% after WCP
S&P 500® Price Return Index(1)	U.S. Large-Cap Equities	One Year	Buffer: 20%	Index Cap: 1.00% during WCP 0.50% after WCP
Nasdaq-100® Price Return Index(1)	Large-Cap Equities	One Year	Buffer: 20%	Index Cap: 1.00% during WCP 0.50% after WCP
S&P 500® Price Return Index(1)	U.S. Large-Cap Equities	One Year	Aggregate Floor: -10% Initial Rate	Index Cap: 1.00% during WCP 0.50% after WCP

Index	Type of Index	Strategy Term	Current Limit on Index Loss (if held until end of Strategy Term)	Minimum Limit on Index Gain (for life of the Indexed Strategy)
S&P 500® Price Return Index(1)	U.S. Large-Cap Equities	One Year	Buffer: 10%	Participation Rate: 10%
Nasdaq-100® Price Return Index(1)	Large-Cap Equities	One Year	Buffer: 10%	Participation Rate: 10%
Fidelity U.S. Corporate Strength Index(1)	U.S. Large- and Mid-Cap Equities	One Year	Buffer: 10%	Participation Rate: 10%
Franklin U.S. Equity Index(1)	U.S. Large-Cap Equities	One Year	Buffer: 10%	Participation Rate: 10%
UBS Climate Aware Equity Index(1)	U.S. Large- and Mid-Cap ESG Equities	One Year	Buffer: 10%	Participation Rate: 10%
S&P 500® Price Return Index(1)(2)	U.S. Large-Cap Equities	Six Year	Buffer: 20%	Index Cap: 1.00% during WCP 0.50% after WCP
Fidelity U.S. Corporate Strength Index(1)(2)	U.S. Large- and Mid-Cap Equities	Six Year	Buffer: 20%	Index Cap: 1.00% during WCP 0.50% after WCP
Franklin U.S. Equity Index(1)(2)	U.S. Large-Cap Equities	Six Year	Buffer: 20%	Index Cap: 1.00% during WCP 0.50% after WCP
UBS Climate Aware Equity Index(1)(2)	U.S. Large- and Mid-Cap ESG Equities	Six Year	Buffer: 20%	Index Cap: 1.00% during WCP 0.50% after WCP
S&P 500® Price Return Index(1)(2)	U.S. Large-Cap Equities	Six Year	Buffer: 20%	Participation Rate: 10%
Fidelity U.S. Corporate Strength Index(1)(2)	U.S. Large- and Mid-Cap Equities	Six Year	Buffer: 20%	Participation Rate: 10%
Franklin U.S. Equity Index(1)(2)	U.S. Large-Cap Equities	Six Year	Buffer: 20%	Participation Rate: 10%
UBS Climate Aware Equity Index(1)(2)	U.S. Large- and Mid-Cap ESG Equities	Six Year	Buffer: 20%	Participation Rate: 10%
S&P 500® Price Return Index(1)(2)	U.S. Large-Cap Equities	Six Year	Buffer: 5%	Tier Participation Rate: 10% (Tier Level: Max 30%)
S&P 500® Price Return Index(1)(2)	U.S. Large-Cap Equities	Six Year	Buffer: 10%	Tier Participation Rate: 10% (Tier Level: Max 30%)

(1)  This Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index performance and may cause the Index to underperform a direct investment in the securities composing the Index.

(2)  Available only on the Issue Date.

There are restrictions that limit the Indexed Strategies you may choose: (i) an allocation to a three-year or six-year Indexed Strategy is not permitted if the Strategy Term would begin during the Withdrawal Charge Period and extend beyond the end of the Withdrawal Charge Period; (ii) an allocation to a three-year or six-year Indexed Strategy is not permitted if the Strategy Term would extend beyond the Contract Maturity Date; (iii) if Contract Value is already allocated to a three-year or six-year Indexed Strategy, you may not allocate additional Contract Value to that same Indexed Strategy until the ongoing Strategy Term ends; (iv) for the Dual Directional Yield strategies, Contract Value may be allocated to either the 10% or the 20% Buffer strategy, but not both.

We will always offer an Indexed Strategy with a 0% Floor Percentage. We do not guarantee a minimum Buffer Percentage or Floor Percentage for any new Indexed Strategies that We may offer in the future. We may offer Indexed Strategies in the future that do not limit Index losses.

We guarantee that the One-Year Fixed Strategy (see below) and the S&P 500® one year with Index Cap and 0% Floor Indexed Strategy will be available. We do not guarantee the availability of any other strategies. From one Strategy Term to the next, We may not offer any Indexed Strategies with Buffer, Aggregate Floor, Participation Rate, or Tier Participation Rate. The Indexed Strategy that We guarantee to make available is subject to Our right of Index replacement.

If We offer a new Indexed Strategy with one of the upside crediting methods currently offered under the Contract:

•  The guaranteed minimum Index Cap for an Indexed Strategy with Index Cap will be 1.00% and 0.50% during and after the Withdrawal Charge Period, respectively.

•  The guaranteed minimum Participation Rate or Tier Participation Rate will be 10% for an Indexed Strategy with Participation Rate or Tier Participation Rate. The guaranteed maximum Tier Level for an Indexed Strategy with Tier Participation Rate will be 30%.

One-Year Fixed Strategy

The following is the One-Year Fixed Strategy currently available under the Contract. We may change the features of the One-Year Fixed Strategy, offer new fixed interest investment options, and terminate other fixed interest investment options that We may offer in the future. We will provide you with written notice before doing so.

Note: If amounts are withdrawn or annuitized from the One-Year Fixed Strategy, We may apply an MVA. Any such MVA will be subject to the Standard Nonforfeiture Law for Individual Deferred Annuities, which means the amount payable or annuitized will never be less than the minimum non-forfeiture amount under state law.

See the section titled "One-Year Fixed Strategy" for a description of the One-Year Fixed Strategy's features. See the section titled "Contract Charges and Adjustments — Market Value Adjustment" for more information about MVAs.

Name	Strategy Term	Minimum Guaranteed Interest Rate
One-Year Fixed Strategy	One Year	0.50% during WCP 0.10% after WCP

APPENDIX B: STATE VARIATIONS

The following information is a summary of the states where the ForeStructured Growth and the ForeStructured Growth Advisory Contract or certain features and/or benefits vary from the Contract's features and benefits as previously described in this prospectus. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. The state in which your Contract is issued also governs whether or not certain options are available or will vary under your Contract. Any state variations will be included in your Contract or in riders or endorsements attached to your Contract. Currently, the Contract is not available in Missouri (on or after July 1, 2024), New York, New Jersey or Oregon.

State	Feature/Benefit	Variation
California	Nursing Home Waiver; Terminal Illness Waiver	For Contracts issued prior to June 12, 2023, the nursing home waiver and terminal illness waiver are not available to California residents.
Connecticut	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Florida	Annuity Payments	The full Contract Value applied to an Annuity Option is not reduced for Withdrawal Charges or a Market Value Adjustment.
Right to Examine

If for any reason you are not satisfied with your Contract, simply return it within 21 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions.

Georgia	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Hawaii	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Idaho	Right to Examine

If for any reason you are not satisfied with your Contract, simply return it within 20 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions.

Illinois	Market Value Adjustment

The minimum non-forfeiture amount is the minimum amount under the Contract, as required by the state in which the Contract is delivered, available for a full withdrawal of Contract Value, payable as a Death Benefit, or applied to an Annuity Option.

Louisiana	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Maryland	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

State	Feature/Benefit	Variation
Massachusetts	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Minnesota	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Missouri (Contracts issued before July 1, 2024)	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Market Value Adjustment

The minimum non-forfeiture amount is the minimum amount under the Contract, as required by the state in which the Contract is delivered, available for a full withdrawal of Contract Value, payable as a Death Benefit, or applied to an Annuity Option.

Nevada	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

New Hampshire	Indexed Strategies	For Contracts issued prior to March 11, 2024, the six year strategies offered under the Contract are not available to New Hampshire residents.
Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

North Carolina	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Oklahoma	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Rhode Island	Right to Examine

If for any reason you are not satisfied with your Contract, simply return it within 20 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions.

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

State	Feature/Benefit	Variation
Texas	Right to Examine

If for any reason you are not satisfied with your Contract, simply return it within 20 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions.

Suspension of Payments, Performance Lock Requests, or Reallocations	We may suspend or delay the payment of Death Benefits and withdrawals, the calculation of Annuity Payments, Performance Lock requests, and reallocations when We cannot calculate a Strategy Contract Value due to the New York Stock Exchange being closed (other than customary weekend and holiday closings).
If a value for a Strategy Interim Value cannot be obtained on any day due to any of these circumstances, We will use the Strategy Interim Value on the first succeeding Valuation Day the value is available, unless the Strategy Interim Value cannot be obtained each of the eight scheduled Valuation Days immediately following the scheduled Valuation Day. In that case, the eighth scheduled Valuation Day shall be deemed to be the Valuation Day, notwithstanding the fact that such day the Strategy Interim Value cannot be obtained, and We shall determine the level of the Index as of the Valuation Time on that eighth scheduled Valuation Day in accordance with the formula for and method of calculating the Index last in effect prior to the occurrence of the first Valuation Day the Strategy Interim Value could not be obtained, notwithstanding the fact that the value for the Index was available on such date.
Utah	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Market Value Adjustment

The MVA amount is the MVA Percentage multiplied by the portion of the Withdrawal Amount that exceeds the Free Withdrawal Amount that is deducted from each Strategy Contract Value. The MVA is not applicable to amounts withdrawn from the One Year Fixed Strategy Value. The Withdrawal Amount that exceeds the Free Withdrawal Amount deducted from each Strategy Contract Value and the One Year Fixed Strategy Value is in the proportion that each Strategy Contract Value and the One Year Fixed Strategy Contract Value bears to the total Contract Value immediately before that withdrawal.

Virginia	Right To Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

Washington	Market Value Adjustment

The MVA amount is the MVA Percentage multiplied by the portion of the Withdrawal Amount that exceeds the Free Withdrawal Amount that is deducted from each Strategy Contract Value. The MVA is not applicable to amounts withdrawn from the One Year Fixed Strategy Value. The Withdrawal Amount that exceeds the Free Withdrawal Amount deducted from each Strategy Contract Value and the One Year Fixed Strategy Value is in the proportion that each Strategy Contract Value and the One Year Fixed Strategy Contract Value bears to the total Contract Value immediately before that withdrawal.

West Virginia	Right to Examine

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

State	Feature/Benefit	Variation
Wyoming	Right to Examine

If for any reason you are not satisfied with your Contract, simply return it within 30 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions.

When you return the Contract during the Right to Examine Period, We will process your refund within two Valuation Days from the Valuation Day We receive your properly completed request to cancel in Good Order and pay you the Premium Payment less any withdrawal proceeds taken.

APPENDIX C: EXAMPLES ILLLUSTRATING CALCULATION OF INDEX CREDIT FOR AGGREGATE FLOOR INDEXED STRATEGIES WITH AGGREGATE FLOOR PERCENTAGES

The Contract offers Aggregate Floor Indexed Strategies that use an Aggregate Floor Percentage to establish the protection provided against negative Index Return for the purpose of calculating the Index Credit at the end of the Strategy Term. You should consult with your financial professional to determine which Indexed Strategy is right for you.

Aggregate Floor Up Market Example with Optional Aggregate Floor Percentage Reset

Date	Index Value	Beg Aggregate Floor		Beg Aggregate Floor %	Indexed Strategy Base	Index Credit		Strategy Contract Value	Aggregate Floor Percentage Reset	End Aggregate Floor		End Aggregate Floor %		Index Caps
1/3/2023	1,000				0					90,000		-10.0%		10.0%
1/4/2023	1,005	90,000	(1)	-10.0%	100,000			100,000	No	90,000		-10.0%		10.0%
1/3/2024	1,100	90,000		-10.0%	100,000			100,000		90,000		-10.0%		10.0%
1/4/2024	1,090	90,000		-10.0%	110,000	10.0	%(2)	110,000	No	90,000	(3)	-18.2	%(4)	16.5%
1/3/2025	1,250	90,000		-18.2%	110,000			110,000		90,000		-18.2%		16.5%
1/4/2025	1,275	90,000		-18.2%	125,000	13.6	%(5)	125,000	No	100,000	(6)	-20.0	%(7)	22.0%
1/3/2026	1,400	100,000		-20.0%	125,000			125,000		100,000		-20.0%		22.0%
1/4/2026	1,405	100,000		-20.0%	140,000	12.0	%(8)	140,000	Yes(9)	126,000	(9)	-10.0	%(9)	10.0	%(9)

Hypothetical Renewal Index Caps for Example with given Aggregate Floor Percentages:

Aggregate Floor Percentage	Cap
0% to greater than -3%	2.50%
-3% to greater than -7%	4.50%
-7% to greater than -10%	7.50%
-10% to greater than -13%	10.00%
-13% to greater than -17%	12.50%
-17% to greater than -20%	16.50%
-20%	22.00%

(1)  Beginning Aggregate Floor. The Aggregate Floor on the date of issue is equal to the Premium Payment multiplied by one plus the initial Aggregate Floor Percentage = 100,000 * (1 + -0.10) = 90,000.

(2)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -10%, the Index Cap is 10%. The Index Return is the Ending Index Value divided by the Beginning Index Value minus one = 1,100 / 1,000 – 1 = 10%. Since the Index Return is positive, the Index Credit is the minimum of the Index Return and the Index Caps = minimum(10%, 10%) = 10%.

(3)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(90,000, 110,000 * (1 + -0.20)) = 90,000.

(4)  Ending Aggregate Floor Percentage. The Aggregate Floor Percentage is re-calculated as the Aggregate Floor divided by the Strategy Contract Value minus one = 90,000 / 110,000 – 1 = -18.2%.

(5)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -18.2%, the Index Cap is 16.5%. The Index Return is the Ending Index Value divided by the Beginning Index Value minus one = 1,250 / 1,100 – 1 = 13.6%. Since the Index Return is positive, the Index Credit is the minimum of the Index Return and the Index Caps = minimum(13.6%, 16.5%) = 13.6%.

(6)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(90,000, 125,000 * (1 + -0.20)) = 100,000.

(7)  Ending Aggregate Floor Percentage. The Aggregate Floor Percentage is re-calculated as the Aggregate Floor divided by the Strategy Contract Value minus one = 100,000 / 125,000 = -20.0%.

(8)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -20%, the Index Cap is 22%. The Index Return is the ending Index Value divided by the beginning Index Value minus one = 1,400 / 1,250 – 1 = 12.0%. Since the Index Return is positive, the Index Credit is the minimum of the Index Return and the Index Caps = minimum(12.0%, 22.0%) = 12.0%.

(9)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(100,000, 140,000 * (1 + -0.20)) = 112,000. However, at this Anniversary, assume the client elected to exercise the optional Aggregate Floor Percentage Reset. When this option is elected, the Aggregate Floor Percentage is set to the initial Aggregate Floor Percentage, -10.0%, and the Aggregate Floor is calculated as the Strategy Contract Value multiplied by one plus the initial Aggregate Floor Percentage = 140,000 * (1 + -0.10) = 126,000. Electing this option allows the client to decrease the potential loss by reducing the Aggregate Floor Percentage. In exchange, the Index Caps may be lower than if the option was not exercised. If the optional reset was not elected, the Index Caps for the following Strategy Term would have been 22.0%. By electing the optional reset, the Index Caps for the following Strategy Term will be 10.0%.

Aggregate Floor Down Market Example with Optional Aggregate Floor Percentage Reset

Date	Index Value	Beg Aggregate Floor		Beg Aggregate Floor %	Indexed Strategy Base	Index Credit		Strategy Contract Value	Aggregate Floor Percentage Reset	End Aggregate Floor		End Aggregate Floor %		Index Caps
1/3/2023	1,000				0					90,000		-10.0%		10.0%
1/4/2023	1,005	90,000	(1)	-10.0%	100,000			100,000	No	90,000		-10.0%		10.0%
1/3/2024	950	90,000		-10.0%	100,000			100,000		90,000		-10.0%		10.0%
1/4/2024	1,090	90,000		-10.0%	95,000	-5.0	%(2)	95,000	No	90,000	(3)	-5.3	%(4)	4.5%
1/3/2025	855	90,000		-5.3%	95,000			95,000		90,000		-5.3%		4.5%
1/4/2025	800	90,000		-5.3%	90,000	-5.3	%(5)	90,000	Yes(6)	81,000	(6)	-10.0	%(6)	10.0	%(6)

Hypothetical Renewal Index Caps for example with given Aggregate Floor Percentages:

Aggregate Floor Percentage	Cap
0% to greater than -3%	2.50%
-3% to greater than -7%	4.50%
-7% to greater than -10%	7.50%
-10% to greater than -13%	10.00%
-13% to greater than -17%	12.50%
-17% to greater than -20%	16.50%
-20%	22.00%

(1)  Beginning Aggregate Floor. The Aggregate Floor on the date of issue is equal to the Premium Payment multiplied by one plus the initial Aggregate Floor % = 100,000 * (1 + -0.10) = 90,000.

(2)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -10%, the Index Cap is 10%. The Index Return is the ending Index Value divided by the beginning Index Value minus one = 950 / 1,000 – 1 = -5.0%. Since the Index Return is negative, the Index Credit is the maximum of the Index Return and the Aggregate Floor Percentage = maximum(-5.0%, -10.0%) = -5.0%

(3)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(90,000, 95,000 * (1 + -0.20)) = 90,000.

(4)  Ending Aggregate Floor Percentage. The Aggregate Floor Percentage is re-calculated as the Aggregate Floor divided by the Strategy Contract Value minus one = 90,000 / 95,000 – 1 = -5.3%.

(5)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -5.3%, the Index Cap is 4.50%. The Index Return is the ending Index Value divided by the beginning Index Value minus one = 855 / 950 – 1 = -10.0%. Since the Index Return is negative, the Index Credit is the maximum of the Index Return and the Aggregate Floor Percentage = maximum(-10.0%, -5.3%) = -5.3%

(6)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(90,000, 90,000 * (1 + -0.20)) = 90,000. However, at this Anniversary, assume the client elected to exercise the optional Aggregate Floor Percentage Reset. When this option is elected, the Aggregate Floor Percentage is set to the initial Aggregate Floor Percentage, -10.0%, and the Aggregate Floor is calculated as the Strategy Contract Value multiplied by one plus the initial Aggregate Floor Percentage = 90,000 * (1 + -0.10) = 81,000. Electing this option allows the client to increase the potential gains by increasing the Index Caps for the next Strategy Term; if the optional reset was not elected, the Index Caps for the following Strategy Term would have been 2.50%. By electing the optional reset, the Index Caps for the following Strategy Term will be 10.0%. In exchange, the potential for loss has also increased.

The Example below illustrates the calculation of the Index Credit for Indexed Strategies that use Aggregate Floor Percentages:

Date	Index Value	Beg Aggregate Floor		Beg Aggregate Floor %	Indexed Strategy Base		Index Credit		Strategy Contract Value	Withdrawals	Transfers In/(Out)	End Aggregate Floor		End Aggregate Floor %
1/3/2023	1,000				0					0	100,000	90,000		-10.0%
1/4/2023	1,005	90,000	(1)	-10.0%	100,000				100,000	0	0	90,000		-10.0%
1/3/2024	1,070	90,000		-10.0%	100,000				105,000	0	0	90,000		-10.0%
1/4/2024	1,090	90,000		-10.0%	107,000		7.0	%(2)	107,000	0	0	90,000	(3)	-15.9	%(4)
6/29/2024	1,200	90,000		-15.9%	107,000				110,000	6,000	0	85,091	(5)	-15.9%
6/30/2024	1,205	85,091		-15.9%	101,164	(6)			104,000	0	0	85,091		-15.9%
1/3/2025	1,300	85,091		-15.9%	101,164				108,000	0	0	85,091		-15.9%
1/4/2025	1,275	85,091		-15.9%	113,809		12.5	%(7)	113,809	0	0	91,047	(8)	-20%
1/3/2026	800	91,047		-20.0%	113,809				113,809	0	0	91,047		-20.0%
1/4/2026	810	91,047		-20.0%	91,047		-20	%(9)	91,047	0	0	91,047	(10)	0.0%
1/3/2027	750	91,047		0.0%	91,047				91,047	0	0	91,047		0.0%
1/4/2027	775	91,047		0.0%	91,047		0.0%		91,047	0	-40,000	51,047	(11)	0.0%
1/3/2028	825	51,047		0.0%	51,047				51,047	0	0	51,047		0.0%
1/4/2028	875	51,047		0.0%	52,323		2.5%		52,323	0	26,160	74,591	(12)	-5.0%
1/3/2029	950	74,591		-5.0%	78,483				78,483	0	0	74,591		-5.0%
1/4/2029	960	74,591		-5.0%	82,015		4.5%		82,015	0	0	74,591		-9.1%

The Aggregate Floor Percentage and the corresponding Index Caps may change annually according to prior year performance, as Index Caps will be determined by a renewal table, which aligns the Index Caps to the Aggregate Floor Percentage at the beginning of the Indexed Strategy Term. The Index Caps are guaranteed to never be less than minimum guaranteed Index Caps in your Contract. At least ten days prior to the start of each Strategy Term, We will make available the applicable Index Caps, which varies by Aggregate Floor Percentage, however, the Aggregate Floor Percentage for the next Strategy Term will not be set until the end of the current Strategy Term.

Hypothetical Renewal Index Caps for example with given Aggregate Floor Percentages:

Aggregate Floor Percentage	Cap
0% to greater than -3%	2.50%
-3% to greater than -7%	4.50%
-7% to greater than -10%	7.50%
-10% to greater than -13%	10.00%
-13% to greater than -17%	12.50%
-17% to greater than -20%	16.50%
-20%	22.00%

(1)  Beginning Aggregate Floor. The Aggregate Floor on the date of issue is equal to the Premium Payment multiplied by one plus the initial Aggregate Floor % = 100,000 * (1 + -0.10) = 90,000.

(2)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -10%, the Index Cap is 10%. The Index Return is the ending Index Value divided by the beginning Index Value minus one = 1,070 / 1,000 – 1 = 7%. Since the Index Return is positive, the Index Credit is the minimum of the Index Return and the Index Caps = minimum(7%, 10%) = 7%.

(3)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(90,000, 107,000 * (1 + -0.20)) = 90,000.

(4)  Ending Aggregate Floor Percentage. The Aggregate Floor Percentage is re-calculated as the Aggregate Floor divided by the Strategy Contract Value minus one = 90,000 / 107,000 – 1 = -15.9%.

(5)  Ending Aggregate Floor. Following a withdrawal, the Aggregate Floor is reduced proportionally by the factor of one minus the withdrawal amount divided by Strategy Contract Value = 1 – 6,000 / 110,000 = 0.94545. The Aggregate Floor following the Withdrawal = 90,000 * 0.94545 = 85,091.

(6)  Indexed Strategy Base. Following a withdrawal, the Indexed Strategy Base is reduced proportionally by the factor of one minus the withdrawal amount divided by Strategy Contract Value = 1 – 6,000 / 110,000 = 0.94545. The Indexed Strategy Base following the withdrawal = 107,000 * 0.94545 = 101,164.

(7)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -15.9%, the Index Cap is 12.5%. The Index Return is the ending Index Value divided by the beginning Index Value minus one = 1,300 / 1,070 – 1 = 21.5%. Since the Index Return is positive, the Index Credit is the minimum of the Index Return and the Index Caps = minimum(21.5%, 12.5%) = 12.5%.

(8)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(85,091, 113,809 * (1 + -0.20)) = 91,047.

(9)  Index Credit. The Index Caps vary by the Aggregate Floor Percentage. Since the Aggregate Floor Percentage is -20%, the Index Cap is 22%. The Index Return is the ending Index Value divided by the beginning Index Value minus one = 800 / 1,300 – 1 = -38.5%. Since the Index Return is negative, the Index Credit is the maximum of the Index Return and the Aggregate Floor Percentage = maximum(-38.5%, -20%) = -20%.

(10)  Ending Aggregate Floor. Following the Index Credit on Contract Anniversary, the Aggregate Floor is re-calculated as the maximum of the prior period Aggregate Floor and the Strategy Contract Value multiplied by one plus the Minimum Aggregate Floor Percentage = maximum(91,047, 91,047 * (1 + -0.20)) = 91,047.

(11)  Ending Aggregate Floor. Following a transfer out of the Indexed Strategy, the Aggregate Floor is reduced by the transfer amount multiplied by one plus the maximum of the minimum Aggregate Floor Percentage and the prior period Aggregate Floor divided by the Strategy Contract Value minus 1 = 91,047 – 40,000 * (1 + maximum(-20%, 91,047 / 91,047 –1)) = 51,047.

(12)  Ending Aggregate Floor. Following a transfer into the Indexed Strategy, the Aggregate Floor is increased by the transfer amount multiplied by one plus the initial Aggregate Floor Percentage = 51,047 + 26,000 * (1 + -0.10) = 74,591.

APPENDIX D: EXAMPLES ILLUSTRATING CALCULATION OF INDEX CREDIT FOR ALL INDEXED STRATEGIES WITH BUFFER PERCENTAGES AND FOR THE CAP WITH 0% FLOOR INDEXED STRATEGY

The Contract offers Indexed Strategies that use either a Floor Percentage or a Buffer Percentage to establish the protection provided against negative Index Return for the purpose of calculating the Index Credit at the end of the Strategy Term. You should consult with your financial professional to determine which Indexed Strategy is right for you.

The Examples below illustrate the calculation of the Index Credit for Indexed Strategies that use Floor Percentages and for Indexed Strategies that use Buffer Percentages:

Examples Illustrating Calculation of Indexed Strategy with a One Year Strategy

Term Example 1 — Positive Index Return, Positive Index Credit:

			Index Credit (1 Year Strategies)
Date	Index Value	Premiums	Index Cap with 0% Floor	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2024	1,020	0
1/4/2024	1,050	0	2.0%	1.6%	2.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 1,020 / 1,000 – 1 = 2.0%.

Index Cap with 0% Floor: Strategy is a 1-year point-to-point with Index Cap and a 0% Floor. The Index Cap is 3%. Since the Index Return is positive, the Index Credit is the minimum of the Index Cap and the Index Return = minimum(3%, 2%) = 2.0%.

Participation Rate with Buffer: Strategy is a 1-year point-to-point with Participation Rate and a 10% Buffer. The Participation Rate is 80%. Since the Index Return is positive, the Index Credit is the Index Return multiplied by the Participation Rate = 2.0% * 80% = 1.6%.

Index Cap with Buffer: Strategy is a 1-year point-to-point with Index Cap and 10% Buffer. The Index Cap is 12%. Since the Index Return is positive, the Index Credit is the minimum of the Index Cap and the Index Return = minimum(12%, 2%) = 2.0%.

Example 2 — Negative Index Return, Zero Index Credit:

			Index Credit (1 Year Strategies)
Date	Index Value	Premiums	Index Cap with 0% Floor	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2024	925	0
1/4/2024	895	0	0.0%	0.0%	0.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 925 / 1,000 – 1 = -7.5%.

Index Cap with 0% Floor: Strategy is a 1-year point-to-point with Index Cap and a 0% Floor. The Index Cap is 3%. Since the Index Return is negative, the Index Credit is 0% since that is the overall Floor Percentage on the Indexed Strategy.

Participation Rate with Buffer: Strategy is a 1-year point-to-point with Participation Rate and a 10% Buffer. The Participation Rate is 80%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -7.5% + 10%) = 0.0%.

Index Cap with Buffer: Strategy is a 1-year point-to-point with Index Cap and 10% Buffer. The Index Cap is 12%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -7.5% + 10%) = 0.0%.

Example 3 — Positive Index Return, Positive Index Credit:

			Index Credit (1 Year Strategies)
Date	Index Value	Premiums	Index Cap with 0% Floor	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2024	1,225	0
1/4/2024	1,200	0	3.0%	18.0%	12.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 1,225 / 1,000 – 1 = 22.5%.

Index Cap with 0% Floor: Strategy is a 1-year point-to-point with Index Cap and a 0% Floor. The Index Cap is 3%. Since the Index Return is positive, the Index Credit is the minimum of the Index Cap and the Index Return = minimum(3%, 22.5%) = 3.0%.

Participation Rate with Buffer: Strategy is a 1-year point-to-point with Participation Rate and a 10% Buffer. The Participation Rate is 80%. Since the Index Return is positive, the Index Credit is the Index Return multiplied by the Participation Rate = 22.5% * 80% = 18.0%.

Index Cap with Buffer: Strategy is a 1-year point-to-point with Index Cap and 10% Buffer. The Index Cap is 12%. Since the Index Return is positive, the Index Credit is the minimum of the Index Cap and the Index Return = minimum(12%, 22.5%) = 12.0%.

Example 4 — Negative Index Return, Zero or Negative Index Credit:

			Index Credit (1 Year Strategies)
Date	Index Value	Premiums	Index Cap with 0% Floor	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2024	850	0
1/4/2024	860	0	0.0%	-5.0%	-5.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 850 / 1,000 – 1 = -15%.

Index Cap with 0% Floor: Strategy is a 1-year point-to-point with Index Cap and a 0% Floor. The Index Cap is 3%. Since the Index Return is negative, the Index Credit is 0% since that is the overall Floor Percentage on the Indexed Strategy

Participation Rate with Buffer: Strategy is a 1-year point-to-point with Participation Rate and a 10% Buffer. The Participation Rate is 80%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -15% + 10%) = -5.0%.

Index Cap with Buffer: Strategy is a 1-year point-to-point with Index Cap and 10% Buffer. The Index Cap is 12%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -15% + 10%) = -5.0%.

Examples Illustrating Calculation of Indexed Strategy with a Six Year Strategy Term

Example 1 — Positive Index Return, Positive Index Credit:

			Index Credit (6 Year Strategies)
Date	Index Value	Premiums	Tier Participation Rate with Buffer	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2029	1,175	0
1/4/2029	1,205	0	17.5%	17.5%	17.5%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 1,175 / 1,000 – 1 = 17.5%.

Tier Participation Rate with Buffer: Strategy is a 6-year point-to-point with Tier Participation Rate and a 10% Buffer. The Tier Level is 20%. The Tier 1 Participation Rate is 100%. The Tier 2 Participation Rate is 120%. Since the Index Return is positive and less than the Tier Level, the Index Credit is the Tier 1 Participation Rate multiplied by the minimum of the Index Return and the Tier Level = 100% * minimum(17.5%, 20%) = 17.5%.

Participation Rate with Buffer: Strategy is a 6-year point-to-point with Participation Rate and a 20% Buffer. The Participation Rate is 100%. Since the Index Return is positive, the Index Credit is the Index Return multiplied by the Participation Rate = 17.5% * 100% = 17.5%.

Index Cap with Buffer: Strategy is a 6-year point-to-point with Index Cap and 20% Buffer. The Index Cap is 100%. Since the Index Return is positive, the Index Credit is the minimum of the Index Cap and the Index Return = minimum(100%, 17.5%) = 17.5%.

Example 2 — Negative Index Return, Zero Index Credit:

			Index Credit (6 Year Strategies)
Date	Index Value	Premiums	Tier Participation Rate with Buffer	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2029	925	0
1/4/2029	895	0	0.0%	0.0%	0.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 925 / 1,000 – 1 = -7.5%.

Tier Participation Rate with Buffer: Strategy is a 6-year point-to-point with Tier Participation Rate and a 10% Buffer. The Tier Level is 20%. The Tier 1 Participation Rate is 100%. The Tier 2 Participation Rate is 120%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -7.5% + 10%) = 0.0%.

Participation Rate with Buffer: Strategy is a 6-year point-to-point with Participation Rate and a 20% Buffer. The Participation Rate is 100%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -7.5% + 20%) = 0.0%.

Index Cap with Buffer: Strategy is a 6-year point-to-point with Index Cap and 20% Buffer. The Index Cap is 100%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -7.5% + 20%) = 0.0%.

Example 3 — Positive Index Return, Positive Index Credit:

			Index Credit (6 Year Strategies)
Date	Index Value	Premiums	Tier Participation Rate with Buffer	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2029	2,100	0
1/4/2029	2,050	0	128.0%	110.0%	100.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 2,100 / 1,000 – 1 = 110%.

Tier Participation Rate with Buffer: Strategy is a 6-year point-to-point with Tier Participation and a 10% Buffer. The Tier Level is 20%. The Tier 1 Participation Rate is 100%. The Tier 2 Participation Rate is 120%. Since the Index Return is positive and greater than the Tier Level, the Index Credit is the Tier 1 Participation Rate multiplied by the minimum of the Index Return and the Tier Level plus the Tier 2 Participation Rate multiplied by the Index Return less the Tier Level = 100% * minimum(110%, 20%) + 120% * (110% — 20%) = 128%.

Participation Rate with Buffer: Strategy is a 6-year point-to-point with Participation Rate and a 20% Buffer. The Participation Rate is 100%. Since the Index Return is positive, the Index Credit is the Index Return multiplied by the Participation Rate = 110% * 100% = 110%.

Index Cap with Buffer: Strategy is a 6-year point-to-point with Index Cap and 20% Buffer. The Index Cap is 100%. Since the Index Return is positive, the Index Credit is the minimum of the Index Cap Rate and the Index Return = minimum(100%, 110%) = 100%.

Example 4 — Negative Index Return, Negative Index Credit:

			Index Credit (6 Year Strategies)
Date	Index Value	Premiums	Tier Participation Rate with Buffer	Participation Rate with Buffer	Index Cap with Buffer
1/3/2023	1,000	0
1/4/2023	1,005	100,000
1/3/2029	700	0
1/4/2029	720	0	-20.0%	-10.0%	-10.0%

Index Return: The Issue Date is 1/4/2023. The Starting Index Date is the day prior to issue. The Ending Index Date is the day prior to the Contract Anniversary. The Index Return is 700 / 1,000 – 1 = -30%.

Tier Participation Rate with Buffer: Strategy is a 6-year point-to-point with Tier Participation Rate and a 10% Buffer. The Tier Level is 20%. The Tier 1 Participation Rate is 100%. The Tier 2 Participation Rate is 120%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -30% + 10%) = -20%.

Participation Rate with Buffer: Strategy is a 6-year point-to-point with Participation and a 20% Buffer. The Participation Rate is 100%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -30 + 20%) = -10%.

Index Cap with Buffer: Strategy is a 6-year point-to-point with Index Cap and 20% Buffer. The Index Cap is 100%. Since the Index Return is negative, the Index Credit is the minimum of 0% and the Index Return plus the Buffer Percentage = minimum(0%, -30% + 20%) = -10%.

APPENDIX E: EXAMPLES ILLUSTRATING CALCULATION OF THE WITHDRAWAL CHARGE AND FREE WITHDRAWAL AMOUNT (FWA)

For Contracts issued before May 1, 2024 and Contracts issued on or after May 1, 2024 in Designated States

Gross Partial Withdrawal in year 3: 7% Withdrawal Charge
Indexed Strategy Base	$100,000.00
Beginning Strategy Interim Value	$100,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge percentage	7%
Gross Withdrawal	$25,000.00
Amount Subject to Withdrawal Charge (1)	$15,000.00
Withdrawal Charge (2)	$1,050.00
MVA (3)	$600.00
Withdrawal Proceeds (4)	$23,350.00
New Indexed Strategy Base (5)	$75,000.00
Strategy Interim Value after Partial Withdrawal (6)	$75,000.00

(1)  Amount Subject to Withdrawal Charge = Gross Withdrawal – Remaining FWA = $25,000 – $10,000 = $15,000

(2)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $15,000 * 7% = $1050

(3)  MVA = Amount Subject to Withdrawal Charge * MVA Percentage = $15,000 * 4% = $600

(4)  Withdrawal Proceeds = Gross Withdrawal – Withdrawal Charge – MVA= $25,000 – $1050 – $600 = $23,350

(5)  New Indexed Strategy Base = Indexed Strategy Base * [1 – (Gross Withdrawal / Beginning Strategy Interim Value)] = $100,000 * [1 – ($25,000 / $100,000)] = $75,000

(6)  Strategy Interim Value after Partial Withdrawal = Beginning Strategy Interim Value – Gross Withdrawal = $100,000 – $25,000 = $75,000

Full Surrender in year 4: 6% Withdrawal Charge
Indexed Strategy Base	$100,000.00
Beginning Strategy Interim Value	$100,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge percentage	6%
Gross Withdrawal	$100,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Withdrawal Charge (2)	$5,400.00
MVA (3)	$3,600.00
Withdrawal Proceeds (4)	$91,000.00
New Indexed Strategy Base (5)	$0.00
Strategy Interim Value after Partial Withdrawal (6)	$0.00

(1)  Amount Subject to Withdrawal Charge = Gross Withdrawal – Remaining FWA = $100,000 – $10,000 = $90,000

(2)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 6% = $5,400

(3)  MVA = Amount Subject to Withdrawal Charge * MVA Percentage = $90,000 * 4% = $3,600

(4)  Withdrawal Proceeds = Gross Withdrawal – Withdrawal Charge – MVA = $100,000 – $5,400 – $3,600 = $91,000

(5)  New Indexed Strategy Base = Indexed Strategy Base * [1 – (Gross Withdrawal / Beginning Strategy Interim Value)] = $100,000 * [1 – ($100,000 / $100,000)] = $0

(6)  Strategy Interim Value after Partial Withdrawal = Beginning Strategy Interim Value – Gross Withdrawal = $100,000 – $100,000 = $0

Net Partial Withdrawal in year 3: 7% Withdrawal Charge
Indexed Strategy Base	$100,000.00
Beginning Strategy Interim Value	$100,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge percentage	7%
Net Withdrawal	$25,000.00
Gross Withdrawal (1)	$26,853.93
Amount Subject to Withdrawal Charge (2)	$16,853.93
Withdrawal Charge (3)	$1,179.78
MVA (4)	$674.16
Withdrawal Proceeds (5)	$25,000.00
New Indexed Strategy Base (6)	$73,146.07
Strategy Interim Value after Partial Withdrawal (7)	$73,146.07

(1)  Gross Withdrawal = [Net Withdrawal – Remaining FWA * (Withdrawal Charge percentage + MVA Percentage)] / (1 – Withdrawal Charge Percentage – MVA Percentage) = [$25,000 – $10,000 * (7% + 4%)] / (1 – 7% – 4%) = $26,853.93

(2)  Amount Subject to Withdrawal Charge = Gross Withdrawal – Remaining FWA = $26,853.93 – $10,000 = $16,853.93

(3)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $16,853.93 * 7% = $1,179.78

(4)  MVA = Amount Subject to Withdrawal Charge * MVA Percentage = $16,853.93 * 4% = $674.16

(5)  Withdrawal Proceeds = Gross Withdrawal – Withdrawal Charge – MVA Charge = $26,853.93 – $1,179.78 – $674.16 = $25,000

(6)  New Indexed Strategy Base = Indexed Strategy Base * [1 – (Gross Withdrawal / Beginning Strategy Interim Value)] = $100,000 * [1 – ($26,853.93 / $100,000)] = $73,146.07

(7)  Strategy Interim Value after Partial Withdrawal = Beginning Strategy Interim Value – Gross Withdrawal = $100,000 – $26,853.93 = $73,146.07

Advisory Fee in year 3: 2% Withdrawal Charge
Indexed Strategy Base	$100,000.00
Beginning Strategy Interim Value	$100,000.00
Remaining FWA	$500.00
MVA Percentage	4%
Withdrawal Charge percentage	2%
Advisory Fee	$1,000.00
Amount Subject to Withdrawal Charge (1)	$0.00
Withdrawal Charge (2)	$0.00
MVA (3)	$0.00
Withdrawal Proceeds (4)	$1,000.00
Remaining FWA After Withdrawal	$500.00
New Indexed Strategy Base (5)	$99,000.00
Strategy Interim Value after Partial Withdrawal (6)	$99,000.00

(1)  Amount Subject to Withdrawal Charge = $0 (advisory fees are not subject to surrender charges and/or MVA if taken as part of Our systematic withdrawal program)

(2)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge Percentage = $0 * 2% = $0

(3)  MVA= Amount Subject to Withdrawal Charge * MVA Percentage = $0 * 4% = $0

(4)  Withdrawal Proceeds = advisory fee – Withdrawal Charge – MVA Charge = $1,000 – $0 – $0 = $1,000

(5)  New Indexed Strategy Base = Indexed Strategy Base * [1 – (Gross Withdrawal / Beginning Strategy Interim Value)] = $100,000 * [1 – ($1,000 / $100,000)] = $99,000

(6)  Strategy Interim Value after Partial Withdrawal = Beginning Strategy Interim Value – Gross Withdrawal = $100,000 – $1,000 = $99,000

For Contracts issued on or After May 1, 2024 except Contracts issued in Designated States

Gross Partial Withdrawal in year 3: 7% Withdrawal Charge
Indexed Strategy Base immediately prior to the Partial Withdrawal	$100,000.00
Derivative Asset Proxy immediately prior to the Partial Withdrawal	$5,000.00
Fixed Income Asset Proxy immediately prior to the Partial Withdrawal	$95,000.00
Strategy Interim Value immediately prior to the Partial Withdrawal (1)	$100,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge Percentage	7%
Gross Withdrawal	$25,000.00
Amount Subject to Withdrawal Charge (2)	$15,000.00
Amount Subject to MVA (3)	$14,250.00
Withdrawal Charge (4)	$1050.00
MVA (5)	$570.00
Withdrawal Proceeds (6)	$23,380.00
Indexed Strategy Base after the Partial Withdrawal (7)	$75,000.00
Strategy Interim Value after the Partial Withdrawal (8)	$75,000.00

(1)  Strategy Interim Value immediately prior to the Partial Withdrawal = Derivative Asset Proxy immediately prior to the Partial Withdrawal + Beginning Fixed Income Asset Proxy immediately prior to the Partial Withdrawal = $5,000 + $95,000 = $100,000

(2)  Amount Subject to Withdrawal Charge = Gross Withdrawal – Remaining FWA = $25,000 – $10,000 = $15,000

(3)  Amount Subject to MVA is the amount of the Gross Withdrawal attributed to the Fixed Income Asset Proxy less the amount of the FWA attributed to the Fixed Income Asset Proxy

The amount of the Gross Withdrawal attributed to the Fixed Income Asset Proxy is equal to the Gross Withdrawal multiplied by the Fixed Income Asset Proxy immediately prior to the Partial Withdrawal divided by the Strategy Interim Value immediately prior to the Partial Withdrawal = $25,000 * $95,000 / $100,000 = $23,750.

The amount of the FWA attributed to the Fixed Income Asset Proxy is equal to the Remaining FWA multiplied by the Fixed Income Asset Proxy immediately prior to the Partial Withdrawal divided by the Strategy Interim Value immediately prior to the Partial Withdrawal = $10,000 * $95,000 / $100,000 = $9,500.

Amount Subject to MVA = $23,750 – $9,500 – $14,250

(4)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $15,000 * 7% = $1,050.00

(5)  MVA = Amount Subject to MVA * MVA Percentage = $14,250 * 4% = $570

(6)  Withdrawal Proceeds = Gross Withdrawal – Withdrawal Charge – MVA= $25,000 – $1,050 – $570 = $23,380

(7)  Indexed Strategy Base after the Partial Withdrawal = Indexed Strategy Base * [1 – (Gross Withdrawal / Strategy Interim Value immediately prior to the Partial Withdrawal)] = $100,000 * [1 – ($25,000 / $100,000)] = $75,000

(8)  Strategy Interim Value after the Partial Withdrawal = Strategy Interim Value immediately prior to the Partial Withdrawal – Gross Withdrawal = $100,000 – $25,000 = $75,000

Full Surrender in year 4: 6% Withdrawal Charge
Indexed Strategy Base immediately prior to the Partial Withdrawal	$100,000.00
Derivative Asset Proxy immediately prior to the Partial Withdrawal	$5,000.00
Fixed Income Asset Proxy immediately prior to the Partial Withdrawal	$95,000.00
Strategy Interim Value immediately prior to the Partial Withdrawal (1)	$100,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge Percentage	6%
Gross Withdrawal	$100,000.00
Amount Subject to Withdrawal Charge (2)	$90,000.00
Amount Subject to MVA (3)	$85,500.00
Withdrawal Charge (4)	$5,400.00
MVA (5)	$3420.00
Withdrawal Proceeds (6)	$91,180.00
Indexed Strategy Base after the Partial Withdrawal (7)	$0.00
Strategy Interim Value after the Partial Withdrawal (8)	$0.00

(1)  Strategy Interim Value immediately prior to the Partial Withdrawal = Derivative Asset Proxy immediately prior to the Partial Withdrawal + Beginning Fixed Income Asset Proxy immediately prior to the Partial Withdrawal = $5,000 + $95,000 = $100,000

(2)  Amount Subject to Withdrawal Charge = Gross Withdrawal – Remaining FWA = $100,000 – $10,000 = $90,000

(3)  Amount Subject to MVA is the amount of the Gross Withdrawal attributed to the Fixed Income Asset Proxy less the amount of the FWA attributed to the Fixed Income Asset Proxy

The amount of the Gross Withdrawal attributed to the Fixed Income Asset Proxy is equal to the Gross Withdrawal multiplied by the Fixed Income Asset Proxy immediately prior to the Partial Withdrawal divided by the Strategy Interim Value immediately prior to the Partial Withdrawal = $100,000 * $95,000 / $100,000 = $95,000.

The amount of the FWA attributed to the Fixed Income Asset Proxy is equal to the Remaining FWA multiplied by the Fixed Income Asset Proxy immediately prior to the Partial Withdrawal divided by the Strategy Interim Value immediately prior to the Partial Withdrawal = $10,000 * $95,000 / $100,000 = $9,500.

Amount Subject to MVA = $95,000 – $9,500 – $85,500

(4)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 6% = $5,400

(5)  MVA = Amount Subject to MVA * MVA Percentage = $85,500 * 4% = $3,420

(6)  Withdrawal Proceeds = Gross Withdrawal – Withdrawal Charge – MVA= $100,000 – $5,400 – $3,420 = $91,180

(7)  Indexed Strategy Base after the Partial Withdrawal = Indexed Strategy Base * [1 – (Gross Withdrawal / Strategy Interim Value immediately prior to the Partial Withdrawal)] = $100,000 * [1 – ($100,000 / $100,000)] = $0.00

(8)  Strategy Interim Value after the Partial Withdrawal = Strategy Interim Value immediately prior to the Partial Withdrawal – Gross Withdrawal = $100,000 – $100,000 = $0.00

Net Partial Withdrawal in year 3: 7% Withdrawal Charge
Indexed Strategy Base immediately prior to the Partial Withdrawal	$100,000.00
Derivative Asset Proxy immediately prior to the Partial Withdrawal	$5,000.00
Fixed Income Asset Proxy immediately prior to the Partial Withdrawal	$95,000.00
Strategy Interim Value immediately prior to the Partial Withdrawal (1)	$100,000.00
Remaining FWA	$10,000.00
MVA Percentage	4%
Withdrawal Charge Percentage	7%
Net Withdrawal	$25,000
Gross Withdrawal (2)	$26,816.14
Amount Subject to Withdrawal Charge (3)	$16,816.14
Amount Subject to MVA (4)	$15,975.34
Withdrawal Charge (5)	$1,177.13
MVA (6)	$639.01
Withdrawal Proceeds (7)	$25,000.00
Indexed Strategy Base after the Partial Withdrawal (8)	$73,183.86
Strategy Interim Value after the Partial Withdrawal (9)	$73,183.86

(1)  Strategy Interim Value immediately prior to the Partial Withdrawal = Derivative Asset Proxy immediately prior to the Partial Withdrawal + Beginning Fixed Income Asset Proxy immediately prior to the Partial Withdrawal = $5,000 + $95,000 = $100,000

(2)  Gross Withdrawal = [Net Withdrawal – Total Remaining FWA * (Withdrawal Charge Percentage + (Fixed Income Asset Proxy immediately prior to the Partial Withdrawal / Strategy Interim Value immediately prior to the Partial Withdrawal) * MVA Percentage)] / (1 – Withdrawal Charge Percentage – (Fixed Income Asset Proxy immediately prior to the Partial Withdrawal / Strategy Interim Value immediately prior to the Partial Withdrawal) * MVA Percentage) = [$25,000 – $10,000 * (7% + ($95,000 / $100,000) * 4%)] / (1 – 7% – ($95,000 / $100,000) * 4%) = $26,816.14

(3)  Amount Subject to Withdrawal Charge = Gross Withdrawal – Remaining FWA = $26,816.14 – $10,000 = $16,816.14

(4)  Amount Subject to MVA is the amount of the Gross Withdrawal attributed to the Fixed Income Asset Proxy less the amount of the FWA attributed to the Fixed Income Asset Proxy

The amount of the Gross Withdrawal attributed to the Fixed Income Asset Proxy is equal to the Gross Withdrawal multiplied by the Fixed Income Asset Proxy immediately prior to the Partial Withdrawal divided by the Strategy Interim Value immediately prior to the Partial Withdrawal = $26,816.14 * $95,000 / $100,000 = $25,475.34

The amount of the FWA attributed to the Fixed Income Asset Proxy is equal to the Remaining FWA multiplied by the Fixed Income Asset Proxy immediately prior to the Partial Withdrawal divided by the Strategy Interim Value immediately prior to the Partial Withdrawal = $10,000 * $95,000 / $100,000 = $9,500.

Amount Subject to MVA = $25,475.34 – $9,500 = $15,975.34

(5)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $16,816.14 * 7% = $1,177.13

(6)  MVA = Amount Subject to MVA * MVA Percentage = $15,975.34 * 4% = $639.01

(7)  Withdrawal Proceeds = Gross Withdrawal – Withdrawal Charge – MVA= $26,816.14 – $1,177.13 – $639.01 = $25,000

(8)  Indexed Strategy Base after the Partial Withdrawal = Indexed Strategy Base * [1 – (Gross Withdrawal / Strategy Interim Value immediately prior to the Partial Withdrawal)] = $100,000 * [1 – ($26,816.14 / $100,000)] = $73,183.86

(9)  Strategy Interim Value after the Partial Withdrawal = Strategy Interim Value immediately prior to the Partial Withdrawal – Gross Withdrawal = $100,000 – $26,816.14 = $73,183.86

Advisory fee (Systematic Withdrawal) in year 3: 2% Withdrawal Charge
Indexed Strategy Base immediately prior to the Partial Withdrawal	$100,000.00
Derivative Asset Proxy immediately prior to the Partial Withdrawal	$5,000.00
Fixed Income Asset Proxy immediately prior to the Partial Withdrawal	$95,000.00
Strategy Interim Value immediately prior to the Partial Withdrawal (1)	$100,000.00
Remaining FWA immediately prior to the Partial Withdrawal	$500.00
MVA Percentage	4%
Withdrawal Charge Percentage	2%
Advisory Fee Withdrawal	$1,500.00
Amount Subject to Withdrawal Charge (2)	$0.00
Amount Subject to MVA (3)	$0.00
Withdrawal Charge (4)	$0.00
MVA (5)	$0.00
Withdrawal Proceeds (6)	$1,500.00
Remaining FWA after the Partial Withdrawal (7)	$500.00
Indexed Strategy Base after the Partial Withdrawal (8)	$98,500.00
Strategy Interim Value after the Partial Withdrawal (9)	$98,500.00

(1)  Strategy Interim Value immediately prior to the Partial Withdrawal = Derivative Asset Proxy immediately prior to the Partial Withdrawal + beginning Fixed Income Asset Proxy immediately prior to the Partial Withdrawal = $5,000 + $95,000 = $100,000

(2)  Amount Subject to Withdrawal Charge = $0.00 (advisory fees are not subject to surrender charges and/or MVA if taken as part of Our systematic withdrawal program)

(3)  Amount Subject to MVA = $0.00 (advisory fees are not subject to surrender charges and/or MVA if taken as part of Our systematic withdrawal program)

(4)  Withdrawal Charge = Amount Subject to Withdrawal Charge * Withdrawal Charge percentage = $0.00 * 2% = $0.00

(5)  MVA = Amount Subject to MVA * MVA Percentage = $0.00 * 4% = $0.00

(6)  Withdrawal Proceeds = Advisory Fee Withdrawal – Withdrawal Charge – MVA= $1,500 – $0.00 – $0.00 = $1,500

(7)  Remaining FWA after the Partial Withdrawal = $500 (advisory fees are not subject to surrender charges and/or MVA if taken as part of Our systematic withdrawal program)

(8)  Indexed Strategy Base after the Partial Withdrawal = Indexed Strategy Base * [1 – (Gross Withdrawal / Strategy Interim Value immediately prior to the Partial Withdrawal)] = $100,000 * [1 – ($1,500 / $100,000)] = $98,500

(9)  Strategy Interim Value after the Partial Withdrawal = Strategy Interim Value immediately prior to the Partial Withdrawal – Gross Withdrawal = $100,000 – $1,500 = $98,500

APPENDIX F: EXAMPLES ILLUSTRATING CALCULATION OF THE OPTIONAL RETURN OF PREMIUM DEATH BENEFIT

Example for calculation of the Rider Charge

Optional Return of Premium Death Benefit — Rider Charge
Indexed Strategy Base prior to Rider Charge	$95,000.00
Strategy Contract Value prior to Rider Charge	$104,500.00
Return of Premium Base	$100,000.00
Rider Charge Percentage	0.15%
Rider Charge (1)	$150.00
Indexed Strategy Base after the Rider Charge (3)	$94,863.64
Strategy Contract Value after the Rider Charge (2)	$104,350.00

(1)  The Rider Charge for the optional Return of Premium Death Benefit rider is assessed annually at the end of the Contract Year. Rider Charge = Return of Premium Base * Rider Charge percentage = $100,000 * 0.15% = $150

(2)  The Strategy Contract Value after the Rider Charge = Strategy Contract Value prior to Rider Charge – Rider Charge = $104,500 – $150 = $104,350

(3)  The Indexed Strategy Base is reduced by the Rider Charge in the same proportion that the Strategy Contract Value is reduced by the Rider Charge. The factor for the reduction is derived as [1 – (Rider Charge) / (Strategy Contract Value prior to Rider Charge)] = [1 – ($150) / ($104,500)] = 0.9985646. The Indexed Strategy Base after the Rider Charge is calculated as the Indexed Strategy Base prior to the Rider Charge multiplied by this factor, $95,000 * 0.9985646 = $94,863.64

Example for calculation of prorated Rider Charge

Optional Return of Premium Death Benefit — Prorated Rider Charge at Full Surrender
Anniversary Date	1/4/2023
Full Surrender Date	8/1/2023
Indexed Strategy Base prior to Rider Charge	$100,000.00
Strategy Contract Value prior to Rider Charge	$105,000.00
Return of Premium Base	$100,000.00
Rider Charge Percentage	0.15%
Prorated Rider Charge (1)	$85.89
Indexed Strategy Base after the Rider Charge	$99,918.20
Strategy Contract Value after the Rider Charge	$104,914.11
Remaining Free Withdrawal Amount	$—
Withdrawal Charge Percentage	6.0%
Withdrawal Charge (2)	$6,294.85
Withdrawal Proceeds (3)	$98,619.26

(1)  A prorated Rider Charge is assessed if the rider is terminated for any reason other than for death or annuitization. In this example, the rider is terminated at a request for full surrender. The prorated Rider Charge is calculated as the Rider Charge percentage multiplied by the Return of Premium Base multiplied by number of days since Contract Anniversary divided by the number of days in the Contract Year: 0.15% * $100,000 * (209 / 365) = $85.89

(2)  The prorated Rider Charge is reduced from the Strategy Contract Value prior to the application of the Withdrawal Charge percentage. The Withdrawal Charge is calculated as the (Strategy Contract Value minus the remaining Free Withdrawal Amount) times the Withdrawal Charge percentage: ($104,914.11 – 0) * 6.0% = $6,294.85

(3)  The withdrawal proceeds are calculated as the Strategy Contract Value minus the Withdrawal Charge: $104,914.11 – $6,294.85 = $98,619.26

Impact of Withdrawals on Return of Premium Base (B – Share/I – Share)

Optional Return of Premium Death Benefit — Withdrawals
Contract Value prior to Withdrawal	$95,000.00
Return of Premium Base prior to Withdrawal	$100,000.00
Partial Withdrawal	$25,000.00
Contract Value after the Withdrawal (1)	$70,000.00
Return of Premium Base after the Withdrawal (2)	$73,684.21

(1)  Contract Value is reduced by the partial withdrawal, $95,000 – $25,000 = $70,000

(2)  The Return of Premium Base is reduced for withdrawals in the same proportion that the Contract Value is reduced by the withdrawal. The factor for the reduction is derived as [1 – (partial withdrawal) / (Contract Value prior to withdrawal)] = [1 – ($25,000) / ($95,000)] = 0.7368421. The Return of Premium Base after the withdrawal is calculated as the Return of Premium Base prior to the withdrawal multiplied by this factor, $100,000 * 0.7368421 = $73,684.21

Impact of advisory fees on Return of Premium Base (I – Share)

Optional Return of Premium Death Benefit — Advisory Fees
Contract Value prior to Advisory Fee	$95,000.00
Return of Premium Base prior to Advisory Fee	$100,000.00
Advisory Fee	$950.00
Contract Value after the deduction of Advisory Fee (1)	$94,050.00
Return of Premium Base after the deduction of Advisory Fee (2)	$100,000.00

(1)  Contract Value is reduced by the advisory fee, $95,000 – $950 = $94,050

(2)  The Return of Premium Base is not reduced for advisory fees withdrawn through the systematic withdrawal program. The Return of Premium Base following the withdrawal is $100,000.

Example of Death Benefit in Market Scenario

Date	Premium	Beginning Indexed Strategy Base	Beginning Contract Value	Return of Premium Base	Rider Charge(1)	Index Credit	Ending Indexed Strategy Base(3)	Ending Contract Value(2)(4)	Death Benefit(5)
1/4/2023	100,000.00	100,000.00	100,000.00	100,000.00		0.00%	100,000.00		100,000.00
1/3/2024		100,000.00	105,000.00	100,000.00	150	0.00%	99,857.14	104,850.00	104,850.00
1/4/2024		99,857.14	99,857.14	100,000.00	0	7.00%	106,847.14	106,847.14	106,847.14
1/3/2025		106,847.14	98,299.37	100,000.00	150	0.00%	106,684.10	98,149.37	100,000.00
1/4/2025		106,684.10	98,149.37	100,000.00	0	-10.00%	96,015.69	96,015.69	100,000.00	(2)

(1)  The Rider Charge is calculated at the end of the Contract Year. The Rider Charge is calculated as the Rider Charge percentage multiplied by the Return of Premium Base. For this example, the Rider Charge percentage is 0.15%

On 1/3/2024, the Rider Charge is calculated as 0.15% * $100,000 = $150

On 1/3/2025, the Rider Charge is calculated as 0.15% * $100,000 = $150

(2)  The Strategy Contract Value is reduced by the dollar amount of the Rider Charge.

On 1/3/2024, the ending Strategy Contract Value is $105,000 – $150 = $104,850.00

On 1/3/2025, the ending Strategy Contract Value is $98,299.37 – $150 = $98,149.37

(3)  The Indexed Strategy Base is reduced by the Rider Charge in the same proportion that the Strategy Contract Value is reduced by the Rider Charge. The factor for the reduction is derived as [1 – (Rider Charge) / (Strategy Contract Value prior to Rider Charge)].

On 1/3/2024, the ending Indexed Strategy Base is calculated as $100,000 * [1 – ($150) / ($105,000)] = $99,857.14

On 1/3/2025, the ending Indexed Strategy Base is calculated as $106,847.14 * [1 – ($150) / ($98,299.37)] = $106,684.10

(4)  The Strategy Contract Value on the date the Index Credit is applied is calculated as one plus the Index Credit multiplied by the Indexed Strategy Base.

On 1/4/2024, the ending Strategy Contract Value is $98,857.14 * (1+7%) = $106,847.14

On 1/4/2025, the ending Strategy Contract Value is $106,684.10 * (1+(-10%) = $96,015.69

(5)  The Death Benefit is the greater of the Contract Value and the Return of Premium Base.

On 1/4/2024, the Death Benefit is $106,847.14. The Death Benefit is equal to the greater of the Contract Value, $106,847.14, and the Return of Premium Base, $100,000.00.

On 1/4/2025, the Death Benefit is $100,000.00. The Death Benefit is equal to the greater of the Contract Value, $98,149.37, and the Return of Premium Base, $100,000.00.

APPENDIX G: EXAMPLES ILLUSTRATING CALCULATION OF PERFORMANCE LOCK

Performance Lock for Indexed Strategies with a 6-Year Strategy Term
Date	Contract Transaction	Index Value	Strategy Contract Value	One-Year Fixed Strategy Value
1/5/2023		1000	$100,000	$0
1/6/2023	Issue Date	1005	$100,000	$0
7/1/2025	Request for Performance Lock (1)	1150	$104,000	$0
7/2/2025		980	$105,150	$0
7/3/2025	Performance Lock Date (2)	1050	$98,750	$98,750
1/52026		1070	$0	$99,252
1/6/2026	Contract Anniversary	950	$0	$99,255	(3)

When electing Performance Lock, We use the Strategy Interim Value calculated at the end of the second Valuation Day after We receive your request. This means you will not be able to determine in advance your "locked in" Strategy Interim Value, and it may be higher or lower than it was at the point in time you requested the Performance Lock.

In this example, assume a request for Performance Lock is submitted on 7/1/2025. The Performance Lock will be processed on 7/3/2025. The Strategy Interim Value on 7/3/2025 will not be known at the time the Performance Lock is processed.

(1)  The Performance Lock request was submitted on 7/1/2025. On this day, the Strategy Interim Value was $104,000.

(2)  The Performance Lock Date is 7/3/2025. The Strategy Interim Value on this day is $98,750. This is the Strategy Interim Value that is "locked-in." This Strategy Contract Value will be automatically transferred to the One-Year Fixed Strategy.

(3)  On the Contract Anniversary on 1/6/2026, the One-Year Fixed Strategy Value increased to $99,255, assuming a 1.00% fixed interest rate.

Performance Lock for Indexed Strategies with a 1-Year Strategy Term
Date	Contract Transaction	Index Value	Strategy Contract Value		One-Year Fixed Strategy Value
1/3/2023		1000	$100,000		$0
1/4/2023	Issue Date	1010	$100,000		$0
6/28/2023	Request for Performance Lock (1)	1090	$103,000		$0
6/29/2023		1100	$105,150		$0
6/30/2023	Performance Lock Date (2)	1050	$101,000		$0
1/3/2024		1060	$101,516		$0
1/4/2024	Contract Anniversary	1110	$101,519	(3)	$0

When electing Performance Lock, We use the Strategy Interim Value calculated at the end of the second Valuation Day after We receive your request. This means you will not be able to determine in advance your "locked in" Strategy Interim Value, and it may be higher or lower than it was at the point in time you requested the Performance Lock.

In this example, assume a request for Performance Lock is submitted on 6/28/2023. The Performance Lock will be processed on 6/30/2023. The Strategy Contract Value on 6/30/2023 will not be known at the time the withdrawal request was submitted.

(1)  The Performance Lock request was submitted on 6/28/2023. On this day, the Strategy Interim Value was $103,000.

(2)  The Performance Lock Date is 6/30/2023. The Strategy Interim Value on this day is $101,000. This is the Strategy Interim Value that is "locked-in". For Indexed Strategies with a 1-year Strategy Term, on the Performance Lock Date, the 'locked-in" amount remains within the Indexed Strategy.

(3)  Following the Performance Lock Date, the Strategy Interim Value will be credited daily interest at a rate equal to the One-Year Fixed Strategy. No Index Credit will be credited at the end of the Strategy Term. On the Contract Anniversary on 1/4/2024, the Strategy Contract Value has increased to $101,519, assuming a fixed interest rate of 1.00%. At this Contract Anniversary, the Strategy Contract Value may remain within the strategy or be reallocated among the Indexed Strategies or between the Index Strategies and the One Year Fixed Strategy.

G-1

APPENDIX H: FINANCIAL INTERMEDIARY VARIATIONS

There may be variations in the availability of investment options, Contract benefits, and other Contract features described in this Prospectus — including restrictions, limitations, and other variations — which may apply depending on the broker-dealer through which your contract was purchased or continues to be serviced. For example, your financial professional may not recommend a particular investment option or contract benefit to you. Any such variations are unknown to us. Furthermore, based on several considerations (e.g., that we do not administer financial intermediary variations, the large number of broker-dealers through whom the Contracts were distributed, and the terms of our existing selling agreements), we cannot identify such variations, if any, without unreasonable effort or incurring unreasonable expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, Contract benefits, or other Contract features.

H-1

APPENDIX I: INDEX DISCLOSURES

All indices are price-return indices that do not reflect dividends paid with respect to underlying securities.

FIDELITY U.S. CORPORATE STRENGTH INDEX

The Fidelity U.S. Corporate Strength Index (the "Index") is an equity index, offering exposure to U.S. companies with higher dividend and stronger fundamentals than the broader market and is a product of Fidelity Product Services LLC ("FPS"). Fidelity is a trademark of FMR LLC. The Index has been licensed for use for certain purposes by Forethought Life Insurance Company on behalf of the ForeStructured Growth and ForeStructured Growth Advisory Contract. The Index is the exclusive property of FPS and is made and com- piled without regard to the needs, including, but not limited to, the suitability needs, of Forethought Life Insurance Company, the ForeStructured Growth and ForeStructured Growth Advisory Contract, or the ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s). The ForeStructured Growth and ForeStructured Growth Advisory Contract is not sold, sponsored, endorsed or promoted by FPS or any other party involved in, or related to, making or compiling the Index.

FPS does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither FPS nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s), Forethought Life Insurance Company, or any member of the public regarding the advisability of purchasing annuities generally or the ForeStructured Growth and ForeStructured Growth Advisory Contract particularly, the legality of the ForeStructured Growth and ForeStructured Growth Advisory Contract under applicable federal securities, state insurance and tax laws, the ability of the ForeStructured Growth and ForeStructured Growth Advisory Contract to track the performance of the Index, any other index or benchmark or general market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by Forethought Life Insurance Company, the ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s), or any other person or entity. FPS does not provide investment advice to Forethought Life Insurance Company with respect to the ForeStructured Growth and ForeStructured Growth Advisory Contract(s), or to ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s). Forethought Life Insurance Company exercises sole discretion in determining whether and how the ForeStructured Growth and ForeStructured Growth Advisory Contract(s) will be linked to the value of the Index. FPS does not provide investment advice to the ForeStructured Growth and ForeStructured Growth Advisory Contract(s), the ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s), or any other person or entity with respect to the Index and in no event shall any ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s) be deemed to be a client of FPS.

Neither FPS nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to Forethought Life Insurance Company with respect to the ForeStructured Growth and ForeStructured Growth Advisory Contract(s). In the event that the Index is no longer available to the ForeStructured Growth and ForeStructured Growth Advisory Contract(s) or ForeStructured Growth and ForeStructured Growth Advisory Contract Owner(s), Forethought Life Insurance Company may seek to replace the Index with another suitable index, although there can be no assurance that one will be available.

FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. FPS shall have no responsibility or liability with respect to the ForeStructured Growth and ForeStructured Growth Advisory Contract.

FRANKLIN U.S. EQUITY INDEX

The Franklin US Equity Index (the "Index"), is calculated and maintained by FTSE Russell which aims to reflect the performance of a Franklin Templeton strategy. The Index is licensed for use by Forethought Insurance Company ("Forethought"). Forethought's annuity products are not in any way sponsored, endorsed, sold or promoted by Franklin Templeton, Russell or the London Stock Exchange Group companies ("LSEG") (together the "Licensor Parties") and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of an Index (upon which Forethought's annuity products are based), (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of an Index for the purpose to which it is being put in connection with the Forethought annuity product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to an Index to Forethought or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in an Index or (b) under any obligation to advise any person of any error therein. Franklin Templeton®, Franklin®, Franklin US Equity Index and the corresponding logos are trademarks of Franklin Templeton. Frank Russell Company ("Russell") is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor or endorse the content of this communication.

The Index, and its allocations and data, are subject to change at any time. Neither Franklin Templeton nor the Index guarantee future income or protect against loss of principal. There can be no assurance that an investment strategy or financial product based on or in any way tracking the Index will be successful. Franklin Templeton has no liability for any errors, omissions or interruptions of the Index. Franklin shall not be liable in any way to the issuer, purchasers, or any other party in respect of the use or accuracy of the Index or any data included therein. Indexes are unmanaged and one cannot invest directly in an index.

Franklin Templeton is not responsible for and has not participated in the determination of the benefits and charges of Forethought annuity products or the timing of the issuance or sale of Forethought annuity products or in the determination or calculation of the equation by which the Forethought annuity products is to be converted into cash, surrendered or redeemed, as the case may be. Franklin Templeton has no obligation or liability in connection with the administration or marketing of Forethought annuity products. While Forethought may for itself execute transactions with Franklin Templeton in or relating to the Index, purchasers of Forethought's annuity products acquire all such annuity products from Forethought, and neither acquire any interest in the Index nor enter into any relationship of any kind with Franklin Templeton upon purchasing such annuity products.

Franklin Templeton has no responsibilities, obligations or duties to purchasers of Forethought's annuity products, and makes no representation or warranty, express or implied, to the Owners of any Forethought annuity products or any member of the public regarding the advisability of investing in such products, or in Forethought annuity products particularly, or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Forethought, the Forethought products, or any purchasers of Forethought annuity products. Franklin Templeton has no obligation to take the needs of Forethought or the Owners of Forethought annuity products into consideration in determining, composing or calculating the Index. There is no assurance that products based on the Index will accurately track index performance or provide positive investment returns.

In providing the Index, Franklin Templeton is not acting as an investment adviser. Inclusion of a security within an index is not a recommendation by Franklin Templeton to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, Franklin Templeton may independently issue and/or sponsor financial products unrelated to the Forethought annuity products currently being issued by Forethought, but which may be similar to and competitive with Forethought annuity products. In addition, Franklin Templeton may trade financial products which are linked to the performance of the Index.

THE LICENSOR PARTIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COM- PLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING, WITH- OUT LIMITATION, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE LICENSOR PARTIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE LICENSOR PARTIES MAKE NO EXPRESS OR IMPLIED WAR- RANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICU- LAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FORETHOUGHT, OWNERS OF THE FORETHOUGHT ANNUITY PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE LICENSOR PARTIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN FRANKLIN TEMPLETON AND FORETHOUGHT LIFE INSURANCE COMPANY.

NASDAQ-100 INDEX®

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to [Insert Name of Licensee] ("Licensee") is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS

HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P 500®

The "S&P 500®" is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by Forethought Life Insurance Company ("Forethought"). S&P®, S&P 500®, US 500TM, The 500®, SPX®, SPY®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Forethought. It is not possible to invest directly in an index. Forethought's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the Owners of Forethought's Products or any member of the public regarding the advisability of investing in securities generally or in Forethought's Products particularly or the ability of the S&P 500® to track general market performance. Past performance of an Index is not an indication or guarantee of future results. S&P Dow Jones Indices' only relationship to Forethought with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Forethought or Forethought's Products. S&P Dow Jones Indices has no obligation to take the needs of Forethought or the Owners of Forethought's Products into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Forethought's Products. There is no assurance that investment products based on the S&P 500® will accurately track Index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter" (as defined in the Investment Company Act of 1940, as amended), "expert" as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FORETHOUGHT OWNERS OF THE FORETHOUGHT'S PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIM- ITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDI- RECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FOREHTOUGHT, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

UBS CLIMATE AWARE EQUITY INDEX

UBS AG AND ITS AFFILIATES ("UBS") DO NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE FORESTRUCTURED GROWTH AND THE FORESTRUCTURED GROWTH ADVISORY CONTRACT (THE "PRODUCT"), THE PRODUCT'S METHODOLOGY, ANY DATA INCLUDED THEREIN, OR ANY DATA FROM WHICH IT IS BASED, AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. UBS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED FROM ANY INVESTMENT IN THE PRODUCT. UBS DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND IT EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCT OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL UBS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

UBS DOES NOT ENDORSE, SELL, OR PROMOTE THE PRODUCT. A DECISION TO INVEST IN THE PRODUCT SHOULD NOT BE MADE IN RELIANCE ON ANY OF THE STATEMENTS SET FORTH IN THIS PROSPECTUS. PROSPECTIVE INVESTORS ARE ADVISED TO MAKE AN INVESTMENT IN THE PRODUCT ONLY AFTER CAREFULLY CONSIDERING THE RISKS ASSOCIATED WITH INVESTING IN THE PRODUCT, AS DETAILED IN PROSPECTUS THAT IS PREPARED BY OR ON BEHALF OF FORETHOUGHT LIFE INSURANCE COMPANY ("LICENSEE"), THE ISSUER OF THE PRODUCT. UBS HAS LICENSED CERTAIN UBS MARKS AND OTHER DATA TO LICENSEE FOR USE IN THE FORESTRUCTURED GROWTH AND THE FORESTRUCTURED GROWTH ADVISORY CONTRACT AND THE BRANDING OF THE PRODUCT, BUT UBS IS NOT INVOLVED IN THE CALCULATION OF THE PRODUCT, THE CONSTRUCTION OF THE PRODUCT'S METHODOLOGY OR THE CREATION, OF THE PRODUCT, UBS IS NOT INVOLVED IN THE SALE OR OFFERING OF THE PRODUCT, AND UBS DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PRODUCT OR ANY INVESTMENT IN THE PRODUCT.

The Statement of Additional Information (SAI), dated May 1, 2026, includes additional information about the Contract and the Company. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy, or to request other information about the Contract or make other inquiries, contact Us at the Annuity Service Center:

•  By Phone:  833-ASK GA 4U (833-275-4248) Mon to Fri 8:30 AM – 6:00 PM EST

•  sai.globalatlantic@email.gafg.com

EDGAR Contract Identifier No. C000261820

STATEMENT OF ADDITIONAL INFORMATION

FORETHOUGHT LIFE INSURANCE COMPANY
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ForeStructured Growth Contract

ForeStructured Growth Advisory Contract

(B-Share and I-Share)

This Statement of Additional Information contains additional information to the prospectus for the ForeStructued Growth and ForeStructured Growth Advisory Contract, each an individual single premium deferred indexed-linked annuity contract ("Contract"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Contract.

The prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by writing Us at Our Annuity Service Center at 123 Town Square PL, PMB 711, Jersey City, NJ 07310 or calling our Annuity Service Center at 1-833-275-4248. You may also email: GAOperations@mail.gafg.com.

Dated: May 1, 2026

Table of Contents

Non-Principal Risks of Investing in the Contract	1
Calculation of Strategy Interim Value	1
Calculation of Market Value Adjustment	8
General Information	16
The Company	16
Independent Auditor	17
Experts	17
Non-Participating	17
Misstatement of Age or Sex	17
Other Service Providers	17
Principal Underwriter	17
Additional Payments to Broker-Dealers	18
Financial Statements	18

Non-Principal Risks of Investing in the Contract

All non-principal risks are disclosed in the prospectus.

Calculation of Strategy Interim Value

We calculate the Strategy Interim Value on each Valuation Day other than the first and last Valuation Day of the Strategy Term. The Strategy Interim Value is used to calculate amounts available for surrender, partial withdrawal (including RMDs), annuitization or a payment of a Death Benefit that is taken from an Indexed Strategy, as well as for the Performance Lock feature. We also use the Strategy Interim Value to determine how much the Indexed Strategy Base is reduced following a partial withdrawal.

The Strategy Interim Value reflects the current value of each Indexed Strategy, taking into account market data for referenced Index and the time elapsed in the Strategy Term. It estimates the value of option contracts We may purchase that replicate Our obligation to calculate the Index Credit at the end of a Strategy Term and to assure We can meet Our payment obligations under the Indexed Strategy.

The Strategy Interim Value fluctuates daily. In the prospectus, We refer to the gain or loss reflected in a Strategy Interim Value as the “Strategy Interim Value adjustment.”

The Strategy Interim Value may be less than the beginning Strategy Contract Value even when the term-to-date Index performance is positive. This is due to, among other factors, to external market inputs for volatilities, interest rates and

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dividends used in the valuation. The Strategy Interim Value is generally expected to be less than the term-to-date Index performance on any Valuation Day. Among other factors, this reflects the fact that if the Contract Value remained invested in the Indexed Strategy the possibility that the Index Return would be lower or negative at the end of the Strategy Term. The Strategy Interim Value reflects the amortization of the beginning Strategy Interim Value which represents the estimated cost of entering into the hypothetical derivatives at the beginning of the Strategy Term for each strategy. As a result, the estimated cost of entering and exiting the hypothetical derivatives results in a lower Strategy Interim Value.

For Contracts issued before May 1, 2024 and new Contracts issued on or after May 1, 2024 in Designated States

On each Valuation Day that We calculate Strategy Interim Value, the Strategy Interim Value is equal the Indexed Strategy Base x minimum of A and B), where

A is the Market Value of Options that would support Our payment obligations under the Indexed Strategies: (1 + Market Value of Options);

and

B represents the Index Cap, Participation Rate, and Tier Participation Rate prorated for the number of days elapsed in the Strategy Term: (1 + prorated rate)

For Indexed Strategies with an Index Cap, the prorated cap is calculated as A * B / C where

A = Index Cap

B = Number of calendar days elapsed in the Strategy Term

C = Number of calendar days in the Strategy Term

For Indexed Strategies with a Participation Rate, the prorated Participation Rate is calculated as Maximum (0, D * A * B / C) where:

A = Participation Rate

B = Number of calendar days elapsed in the Strategy Term

C = Number of calendar days in the Strategy Term

D = Term to date Index performance

For Indexed Strategies with a Tier Participation Rate, the prorated Participation Rate is calculated as Maximum (0, E / F * (A * (Minimum(B,C) + D * Maximum(B – C,0)))) where:

A = Tier One Participation Rate

B = Term to date Index performance

C = Tier Level

D = Tier Two Participation Rate

E = Number of calendar days elapsed in the Strategy Term

F = Number of calendar days in the Strategy Term

Market Value of Options

For each Indexed Strategy, We designate and value a portfolio of hypothetical option contracts that replicate option contracts We may purchase to support Our payment obligations under the Contract. We use the option contracts to estimate the gain or loss that would occur at the end of the Strategy Term. This estimate also incorporates the impact of the applicable Indexed Strategy Parameters on the Index Credit at the end of the Strategy Term as well as the estimated cost of exiting the hypothetical options prior to the Ending Index Date. If the calculation did not include the prorated rate your Strategy Interim Value could be higher.

The calculation may result in values that are higher or lower than the values obtained from using other methodologies and models. It may also be higher or lower than actual market prices of similar or identical derivatives. As a result, the Strategy Interim Value you receive may be higher or lower than what other methodologies and models would produce.

We determine the methodology used to value the options contracts, which methodology may result in values that may vary higher or lower from other valuation estimates or from the actual selling price of identical options contract. Such variances may differ from Indexed Strategy to Indexed Strategy and from day to day.

The Market Value of Options uses a market value methodology to value replicating the portfolio of options that support this product. For each strategy, methods for valuing derivatives are based on market consistent inputs, such as from third party vendors.

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The prorated portion of the calculation is based on the potential Index Credit to date, adjusted for the portion of time elapsed in the Strategy Term.

Example of Strategy Interim Value for Point-to-Point with Index Cap and Buffer Strategies

Date	Index Value	Market Value of Options	Index Cap	Prorated Rate(1)	Indexed Strategy Base	Strategy Interim Value(2)
1/3/2023	1,000
1/4/2023	1,005		12.0%		$100,000.00	$100,000.00
6/29/2023	1,020	4.55%		5.78630%
6/30/2023	980	-1.00%		5.81918%	$100,000.00	$104,550.00
7/1/2023	1,080	8.40%		5.85205%	$100,000.00	$ 99,000.00
7/2/2023	1,070	7.90%		5.88493%	$100,000.00	$105,884.93

(1)	The prorated rate is calculated as the Index Cap multiplied by the number of calendar days elapsed in the Strategy Term divided by the number of calendar days in the Strategy Term. For this example, the Strategy Term begins on 1/4/2023, and is one year. The number of days in the Strategy Term is 365.

At 6/30/2023, the prorated rate is calculated as 12.0% * 177/365 = 5.81918% At 7/1/2023, the prorated rate is calculated as 12.0% * 178/365 = 5.85205% At 7/2/2023, the prorated rate is calculated as 12.0% * 179/365 = 5.88493%

(2)	The Strategy Interim Value is calculated as the (minimum of (one plus the Market Value of Options) and (one plus the prorated rate)) multiplied by the Indexed Strategy Base. The Market Value of Options used in the calculation of the Strategy Interim Value is the Market Value of Options as the end of the preceding Valuation Day.

At 6/30/2023, the Strategy Interim Value is calculated as minimum(1 + 4.55%, 1+ 5.81918%) * $100,000 = $104,550 At 7/1/2023, the Strategy Interim Value is calculated as minimum(1 + (-1.00%), 1 + 5.85205%) * $100,000 = $99,000

At 7/2/2023, the Strategy Interim Value is calculated as minimum(1 + 8.40%), 1 + 5.88493%) * $100,000 = $105,884.93

The Strategy Interim Value on a particular Valuation Day is not the Strategy Interim Value that the Contract would transact at. You will not know the Strategy Interim Value the Contract will transact at when you notify Us to process a withdrawal on the Contract. For example, if you submit a withdrawal request on 6/29/2023, the withdrawal will be processed on 7/1/2023 at a Strategy Interim Value of $99,000. The Strategy Interim Value on 7/1/2023 will not be known at the time the withdrawal request was submitted.

Example of Strategy Interim Value with Partial Withdrawal

Date	Index	Market Value of	Prorated	Indexed Strategy Base prior to	Strategy Interim Value prior to		Indexed Strategy Base after	Strategy Interim Value after
	Value	Options	Rate	Withdrawal	Withdrawal(1)(4)	Withdrawal	Withdrawal(3)	Withdrawal(2)
1/3/2023	1,000
1/4/2023	1,005			$100,000.00	$100,000.00		$100,000.00	$100,000.00
6/29/2023	1,020	4.55%	5.78630%
6/30/2023	980	-1.00%	5.81918%	$100,000.00	$104,550.00		$100,000.00	$104,550.00
7/1/2023	1,080	8.40%	5.85205%	$100,000.00	$ 99,000.00	$25,000.00	$ 74,747.47	$ 74,000.00
7/2/2023	1,070	7.90%	5.88493%	$ 74,747.47	$ 79,146.31		$ 74,747.47	$ 79,146.31

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For this example, assume a $25,000 partial withdrawal was requested on 6/29/2023 prior to the end of the Valuation Day. The withdrawal would be processed 7/1/2023.

(1)	On 7/1/2023, the Strategy Interim Value is calculated as the (minimum of (one plus the Market Value of Options) and (one plus the prorated rate)) multiplied by the Indexed Strategy Base. The Strategy Interim Value prior to the withdrawal is calculated as minimum(1 + (-1.00%), 1 + 5.85205%) * $100,000 = $99,000

(2)	The $25,000 partial withdrawal is reduced from the Strategy Interim Value. The Strategy Interim Value after the withdrawal is calculated as $99,000 – $25,000 = $74,000

(3)	The Indexed Strategy Base is reduced by the withdrawal in the same proportion that the Strategy Interim Value is reduced by the withdrawal. The factor for the reduction is derived as [1 – (partial withdrawal)/(Strategy Interim Value prior to the withdrawal)] = (1 – ($25,000)/($99,000)] = 0.7474747. The Indexed Strategy Base after the withdrawal is calculated as the Indexed Strategy Base prior to the withdrawal multiplied by this factor, $100,000 * 0.7474747 = $74,747.47

(4)	On 7/2/2023, the Strategy Interim Value is calculated as the (minimum of (one plus the Market Value of Options) and (one plus the prorated rate)) multiplied by the Indexed Strategy Base. The Strategy Interim Value is calculated as minimum(1 + 8.40%), 1 + 5.88493%) * $74,747.47 = $79,146.31

Example of Strategy Interim Value for Point-to-Point with Participation Rate and Buffer

Date	Index Value	Market Value of Options	Participation Rate	Prorated Rate(1)	Indexed Strategy Base	Strategy Interim Value(2)
1/3/2023	1,000
1/4/2023	1,005		95.0%		$100,000.00	$100,000.00
6/29/2023	1,050	4.70%
6/30/2023	980	-1.80%		2.30342%	$100,000.00	$102,303.42
7/1/2023	1,100	4.15%		0.00000%	$100,000.00	$ 98,200.00
7/2/2023	1,070	7.55%		4.65890%	$100,000.00	$104,150.00

(1)	The prorated rate is calculated as the Participation Rate multiplied by the number of calendar days elapsed in the Strategy Term divided by the number of days in the Strategy Term multiplied by the term to date Index performance. This value has a minimum of 0.00%. The term to date Index performance is calculated as the (Index Value as of the preceding Valuation Day divided by the Index Value as of the Starting Index Date minus one).

For this example, the Strategy Term is one year, and the number of calendar days in the Strategy Term is 365. The Strategy Term began on 1/4/2023, and the Starting Index Date is the Valuation Day immediately preceding, which would be 1/3/2023.

At 6/30/2023, the prorated rate is calculated as 95.0% * (177/365) *(1050/1000 – 1) = 2.30342%

At 7/1/2023, the prorated rate is calculated as 95.0% * (178/365) *(980/1000 – 1) = -0.92658%. This is less than 0.00%, so the prorated rate is equal to 0.00%.

At 6/30/2023, the prorated rate is calculated as 95.0% * (179/365) *(1100/1000 – 1) = 4.65890%

(2)	The Strategy Interim Value is calculated as the (minimum of (one plus the Market Value of Options) and (one plus the prorated rate)) multiplied by the Indexed Strategy Base. The Market Value of Options used in the calculation of the Strategy Interim Value is the Market Value of Options as the end of the preceding Valuation Day.

At 6/30/2023, the Strategy Interim Value is calculated as minimum(1 + 4.70%, 1+ 2.30342%) * $100,000 = $102,303.42. At 7/1/2023, the Strategy Interim Value is calculated as minimum(1 + (-1.80%), 1 + 0.00%) * $100,000 = $98,200

At 7/2/2023, the Strategy Interim Value is calculated as minimum(1 + 4.15%), 1 + 4.65890%) * $100,000 = $104,150.00.

Example of Strategy Interim Value for Point-to-Point with Tier Participation Rate and Buffer

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Date	Index Value	Market Value of Options	Tier One Participation Rate	Tier Two Participation Rate	Tier Level	Prorated Rate(1)	Indexed Strategy Base	Strategy Interim Value(2)
1/3/2023	1,000
1/4/2023	1,005		100.0%	150.0%	10.0%		$100,000.00	$100,000.00
6/29/2025	1,150	5.15%
6/30/2025	980	-1.25%				7.24909%	$100,000.00	$105,150.00
7/1/2025	1,050	5.60%				0.00000%	$100,000.00	$ 98,750.00
7/2/2025	1,070	8.05%				2.07573%	$100,000.00	$102,075.73

(1)	The prorated rate is calculated as the (minimum of the term to date Index performance and the Tier Level), multiplied by the Tier One Participation Rate plus the (maximum of the (term to date Index performance minus the Tier Level) and zero) multiplied by the Tier Two Participation Rate. That amount is multiplied by the number of calendar days elapsed in the Strategy Term divided by the number of calendar days in the Strategy Term. The prorated rate has a minimum of 0.00%. The term to date Index performance is calculated as the (Index Value as of the preceding Valuation Day divided by the Index Value as of the Starting Index Date minus one).

For this example, the Strategy Term is six years, and the number of days in the Strategy Term is 2192. The Strategy Term began on 1/4/2023, and the Starting Index Date is the Valuation Day immediately preceding, which would be 1/3/2023.

At 6/30/2025, the prorated rate is calculated as (minimum(1150/1000 – 1, 10%) * 100% + maximum (1150/1000 – 1 – 10%,0) * 150%) * (908/2192) = (minimum(15%,10%) * 100% + maximum(15% – 10%,0) * 150%) * (908/2192) = 7.24909%

At 7/1/2025, the prorated rate is calculated as (minimum(980/1000 – 1, 10%) * 100% + maximum(980/1000 – 1 – 10%,0) * 150%) * (909/2192) = (minimum(-2%,10%) * 100% + maximum(-2% – 10%,0) * 150%) * (909/2192) = -0.82938%. This is less than 0.00%, and the prorated rate is set equal to 0.00%

At 7/2/2025, the prorated rate is calculated as (minimum(1050/1000 – 1, 10%) * 100% + maximum(1050/1000–1– 10%,0) * 150%) * (910/2192) = (minimum(5%,10%) * 100% + maximum(5% – 10%,0) * 150%) * (910/2192) = 2.07573%

(2)	The Strategy Interim Value is calculated as the (minimum of (one plus the Market Value of Options) and (one plus the prorated rate)) multiplied by the Indexed Strategy Base. The Market Value of Options used in the calculation of the Strategy Interim Value is the Market Value of Options as the end of the preceding Valuation Day.

At 6/30/2025, the Strategy Interim Value is calculated as minimum(1 + 5.15%, 1+ 7.24909%) * $100,000 = $105,150 At 7/1/2025, the Strategy Interim Value is calculated as minimum(1 + (-1.25%), 1 + 0.00%) * $100,000 = $98,750

At 7/2/2025, the Strategy Interim Value is calculated as minimum(1 + 5.60%), 1 + 2.07573%) * $100,000 = $102,075.73

For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States

On each Valuation Day that We calculate Strategy Interim Value, Strategy Interim Value will be equal to the sum of: (i) the Derivative Asset Proxy and (ii) the Fixed Income Asset Proxy.

●	The Derivative Asset Proxy reflects Our valuation of a hypothetical portfolio of derivative instruments that replicates the derivative assets We hold to support an Indexed Strategy. For each Indexed Strategy, it is calculated each Valuation Day based on the Indexed Strategy Base and the Market Value of Options, which is Our valuation of derivative instruments that We hold to support Our payment obligations.

●	The Fixed Income Asset Proxy is a component of the Strategy Interim Value formula and is also used in the calculation of MVAs. It reflects Our valuation of a hypothetical portfolio of fixed income instruments that replicates the fixed income assets We hold to support an Indexed Strategy. For each Indexed Strategy, it is calculated each Valuation Day based on the Indexed Strategy Base, the Market Value of Options on the Starting Index Date, the number of days elapsed in the Strategy Term, and the Daily Fixed Income Asset Proxy Interest Rate, as described further below.

For example, assume you are halfway through the Contract Year and all of your premium is allocated to an Indexed Strategy. Furthermore, assume that you elect to take a full surrender before the end of the Strategy Term, at which time the Derivative Asset Proxy is $7,500 and the Fixed Income Asset Proxy is $97,500. The Strategy Interim Value is calculated as the sum of the Derivative Asset Proxy and Fixed Income Asset Proxy, so your Strategy Interim Value is $105,000. Upon the full surrender in this example, you may also be subject to Withdrawal Charges and an MVA.

We calculate the Derivative Asset Proxy and the Fixed Income Asset Proxy on each Valuation Day during the Strategy Term, not only the Valuation Days on which We calculate Strategy Interim Value, as the Derivative Asset Proxy and Fixed Income Asset Proxy values on any given Valuation Day are used for calculating potential MVAs and/or future Strategy Interim Values.

On the first day of the Strategy Term, the Strategy Contract Value is equal to the Indexed Strategy Base. The Indexed Strategy Base on that day will be used to determine the initial Derivative Asset Proxy and Fixed Income Asset Proxy values for the Strategy Term, as follows:

The Derivative Asset Proxy on the first day of the Strategy Term is determined as [A x B], where

A = Indexed Strategy Base

B = Market Value of Options as of the Starting Index Date that We purchase to replicate Our obligations

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The Fixed Income Asset Proxy on the first day of the Strategy Term is determined as [A x (1 – B)], where

A = Indexed Strategy Base

B = Market Value of Options as of the Starting Index Date that We purchase to replicate Our obligations

On each Valuation Day on which We calculate Strategy Interim Value, the Strategy Interim Value is equal to [(3) + (4)], where

(3) = Derivative Asset Proxy is determined as [A x D], where

 A = Indexed Strategy Base

 D = Market Value of Options as of the end of the preceding Valuation Day

(4) = Fixed Income Asset Proxy on any Valuation Day prior to the end of the Strategy Term. It is determined as [A * (1 – B) x (1 + F)^E], where

A = Indexed Strategy Base

B = Market Value of Options as of the Starting Index Date that We purchase to replicate Our obligations

E = Number of calendar days elapsed in the Strategy Term

F = At a rate of interest referred to as the Daily Fixed Income Asset Proxy Interest Rate. It is determined as where

B = Market Value of Options as of the Starting Index Date that We purchase to replicate Our obligations

G = Number of calendar days in the Strategy Term

On the last Valuation Day of the Strategy Term, We calculate the Derivative Asset Proxy and Fixed Income Asset Proxy in the same manner as a Valuation Day on which We calculate Strategy Interim Value, as described above.

As previously described under “Market Value of Options” above, the Market Value of Options is Our valuation of derivative instruments that We hold to support Our payment obligations and is intended to reflect Our risk that the Index will suffer a loss at the end of the Strategy Term based on the current volatility of the Index, Index performance, the time remaining in the Strategy Term and changes in prevailing interest rates. The calculation may result in values that are higher or lower than the values obtained from using other methodologies and models. It may also be higher or lower than actual market prices of similar or identical derivatives. As a result, the Strategy Interim Value you receive may be higher or lower than what other methodologies and models would produce. We determine the methodology used to value the options contracts, which methodology may result in values that may vary higher or lower from other valuation estimates or from the actual selling price of identical options contract. Such variances may differ from Indexed Strategy to Indexed Strategy and from day to day.

The Derivative Asset Proxy uses a market value methodology to value replicating the portfolio of options that support this product. For each strategy, methods for valuing derivatives are based on market consistent inputs, such as from third party vendors.

The Fixed Income Asset Proxy accrues at Daily Fixed Income Asset Proxy Interest Rate and represents the Indexed Strategy Base adjusted by amortization of the value of the Derivative Asset Proxy as of the Issue Date that We purchase to support Our payment obligations on the first day of the Strategy Term.

Example of Strategy Interim Value for any Indexed Strategy

	Index	Market Value of	Derivative	Fixed Income Asset	Daily Fixed Income Asset Proxy Interest	Indexed Strategy	Strategy Interim
Date	Value	Options	Asset Proxy(1)	Proxy(2)	Rate	Base	Value(3)
1/3/2025	1,000	5.00%
1/4/2025	1,005	5.20%	$ 5,000.00	$95,000.00	0.01405%	$100,000.00	$100,000.00
1/5/2025	1,010	5.50%	$ 5,200.00	$95,013.35		$100,000.00	$100,213.35
1/6/2025	1,015	5.75%	$ 5,500.00	$95,026.70		$100,000.00	$100,526.70
6/29/2025	1,020	4.55%		$97,378.95
6/30/2025	980	-1.00%	$ 4,550.00	$97,392.64		$100,000.00	$101,942.64
7/1/2025	1,080	8.40%	$(1,000.00)	$97,406.33		$100,000.00	$ 96,406.33

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7/2/2025	1,070	7.90%	$ 8,400.00	$97,420.02	$100,000.00	$105,820.02

(1)	The Derivative Asset Proxy is calculated as Market Value of Options multiplied by Indexed Strategy Base. The Derivative Asset Proxy used in the calculation of the Strategy Interim Value is based on the Market Value of Options at the end of the preceding Valuation Day. The Market Value of Options after Issue Date represents bid-side price if We would unwind the options in market.

At 6/30/2025, the Derivative Asset Proxy is calculated as 4.55% * $100,000 = $4,550

At 7/1/2025, the Derivative Asset Proxy is calculated as (1.00%) * $100,000 = ($1,000)

At 7/2/2025, the Derivative Asset Proxy is calculated as 8.40% * $100,000 = $8,400

(2)	The Fixed Income Asset Proxy is calculated as the Indexed Strategy Base multiplied by one minus the Market Value of Options as of the Starting Index Date multiplied by sum of one and Daily Fixed Income Asset Proxy Interest Rate to the power of the number of calendar days elapsed in the Strategy Term. For this example, the Strategy Term begins on 1/4/2025, and is one year. The number of days in the Strategy Term is 365.

At 6/30/2025, the Fixed Income Asset Proxy is calculated as $100,000 *(1 – 5%) * (1 + 0.01405%) ^ 177 = $97,392.64

At 7/1/2025, the Fixed Income Asset Proxy is calculated as $100,000*(1 – 5%)* (1 + 0.01405%) ^ 178 = $97,406.33

At 7/2/2025, the Fixed Income Asset Proxy is calculated as $100,000*(1 – 5%) * (1 + 0.01405%) ^ 179 = $97,420.02

(3)	The Strategy Interim Value is calculated as the Derivative Asset Proxy plus the Fixed Income Asset Proxy. The Derivative Asset Proxy used in the calculation of the Strategy Interim Value is based on the Market Value of Options at the end of the preceding Valuation Day. The Fixed Income Asset Proxy used in the calculation of the Strategy Interim Value is based on the number of calendar days elapsed in the Strategy Term.

At 6/30/2025, the Strategy Interim Value is calculated as $4,550 + $97,392.64 = $101,942.64

At 7/1/2025, the Strategy Interim Value is calculated as ($1,000) + $97,406.33 = $96,406.33

At 7/2/2025, the Strategy Interim Value is calculated as $8,400 + $97,420.02 = $105,820.02

The Strategy Interim Value on a particular Valuation Day is not the Strategy Interim Value that the Contract would transact at. You will not know the Strategy Interim Value the Contract will transact at when you notify Us to transact on the Contract. For example, if you submit a withdrawal request on 6/29/2025, the withdrawal will be processed on 7/1/2025 at a Strategy Interim Value of $96,406.33.

The Strategy Interim Value on 7/1/2025 will not be known at the time the withdrawal request was submitted.

Example of Strategy Interim Value with Partial Withdrawal

Date	Market Value of Options	Derivative Asset Proxy prior to Withdrawal(4)	Fixed Income Asset Proxy prior to Withdrawal(5)	Indexed Strategy Base prior to Withdrawal(5)	Strategy Interim Value prior to Withdrawal(1)(6)	Gross Withdrawal from Strategy Interim Value	Indexed Strategy Base after Withdrawal(3)	Strategy Interim Value after Withdrawal(2)
1/3/2025	5.00%
1/4/2025	5.20%	$ 5,000.00	$95,000.00	$100,000.00	$100,000.00		$100,000.00	$100,000.00
1/5/2025	5.50%	$ 5,200.00	$95,013.35	$100,000.00	$100,213.35		$100,000.00	$100,213.35
1/6/2025	5.75%	$ 5,500.00	$95,026.70	$100,000.00	$100,526.70		$100,000.00	$100,526.70
6/29/2025	4.55%		$97,378.95
6/30/2025	-1.00%	$ 4,550.00	$97,392.64	$100,000.00	$101,942.64		$100,000.00	$101,942.64
7/1/2025	8.40%	$(1,000.00)	$97,406.33	$100,000.00	$ 96,406.33	$25,000.00	$ 74,068.09	$ 71,406.33
7/2/2025	7.90%	$ 6,221.72	$72,157.15	$ 74,068.09	$ 78,378.87		$ 74,068.09	$ 78,378.87

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For this example, assume a $25,000 partial withdrawal was requested on 6/29/2025 prior to the end of the Valuation Day. The withdrawal would be processed 7/1/2025.

(1)	The Strategy Interim Value prior to withdrawal is calculated as the Derivative Asset Proxy prior to withdrawal plus the Fixed Income Asset Proxy prior to withdrawal.

At 7/1/2025, the Strategy Interim Value prior to withdrawal is calculated as ($1,000) + $97,406.33 = $96,406.33

(2)	The $25,000 partial withdrawal is reduced from the Strategy Interim Value.

At 7/1/2025, the Strategy Interim Value after the withdrawal is calculated as $96,406.33 – $25,000 = $71,406.33

(3)	The Indexed Strategy Base after withdrawal is reduced by the withdrawal in the same proportion that the Strategy Interim Value is reduced by the withdrawal.

At 7/1/2025, the residual factor after withdrawal is derived as [1 – (partial withdrawal) / (Strategy Interim Value prior to the withdrawal)] = (1 – ($25,000 / $96,406.33)] = 0.7406809

At 7/1/2025, the Indexed Strategy Base after the withdrawal is calculated as the Indexed Strategy Base prior to the withdrawal multiplied by this residual factor after withdrawal, $100,000 * 0.7406809 = $74,068.09

(4)	On 7/2/2025, The Derivative Asset Proxy prior to withdrawal is calculated as the Market Value of Options as of the prior Valuation Day prior to withdrawal multiplied by the Indexed Strategy Base prior to withdrawal.

At 7/2/2025, the Derivative Asset Proxy prior to withdrawal is calculated as 8.4% * $74,068.09 = $6,221.72

(5)	On 7/2/2025, the Fixed Income Asset Proxy is calculated as Indexed Strategy Base multiplied by one minus the Market Value of Options as of the Starting Index Date multiplied by sum of one plus Daily Fixed Income Asset Proxy Interest Rate to the power of the number of calendar days elapsed in the Strategy Term.

On 7/2/2025, the Fixed Income Asset Proxy is calculated as $74,068.09 * (1 – 5%) * (1 + 0.01405%)^179 = $72,157.15

(6)

On 7/2/2025, The Strategy Interim Value is calculated as the Derivative Asset Proxy plus the Fixed Income Asset Proxy. At 7/2/2025, the Strategy Interim Value is calculated as $6,221.72 + $72,157.15 = $78,378.87

Calculation of Market Value Adjustment

Cumulative withdrawals (partial or full) that exceed the Free Withdrawal Amount for any Contract Year during the Withdrawal Charge Period may be subject to an MVA. An MVA will apply to the Contract Value that exceeds your Free Withdrawal Amount if you annuitize your Contract during the Withdrawal Charge Period. An MVA may apply on any day during the Withdrawal Charge Period, including the last day of a Strategy Term.

The application of an MVA differs depending on the Issue Date for your Contract, as follows:

•	For Contracts issued before May 1, 2024 and Contracts issued on or after May 1, 2024 in Designated States, an MVA will be applied to Contract Value deducted in excess of the Free Withdrawal Amount from the One-Year Fixed Strategy and any Indexed Strategy.

•	For Contracts issued on or after May 1, 2024 except Contracts issued in Designated States, an MVA will be applied to Contract Value deducted in excess of the Free Withdrawal Amount from (i) the One-Year Fixed Strategy and (ii) any Indexed Strategy to the extent that the amount deducted from the Indexed Strategy is attributable to the Fixed Income Asset Proxy (as opposed to the Derivative Asset Proxy). See "Calculation of Strategy Interim Value" above for explanation of the Derivative Asset Proxy and the Fixed Income Asset Proxy. The amount deducted from an Indexed Strategy that exceeds the Free Withdrawal Amount will be attributed to the Fixed Income Asset Proxy in same proportion that the Fixed Income Asset Proxy bears to the Strategy Contract Value immediately before the deduction, subject to capping the Free Withdrawal Amount attributed to the Fixed Income Asset Proxy at the total Free Withdrawal Amount attributed to that Indexed Strategy.

The MVA is calculated using the following formula:

MVA = A x (B – C) x N/365 where

A = MVA Percentage Factor shown in the Contract;

B = effective annual interest rate equal to MVA Index on the MVA Index date associated with the withdrawal, surrender or annuitization;

C = effective annual interest rate equal to MVA Index on the MVA Index date associated with the Issue Date;

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N = number of days remaining in the Withdrawal Charge Period.

A positive MVA will reduce your Contract Surrender Value, while a negative MVA will increase your Contract Value Surrender. The MVA calculated using the above formula is subject to contractual provisions that may limit the MVA, positive or negative, applied to amounts withdrawn or annuitized from an Indexed Strategy. For example, assume that using the formula above a negative MVA is initially calculated as -20%. Upon application of these contractual provisions, it is possible that the final negative MVA could be limited to less than -20%, in which case you would experience less gain from the negative MVA than if those contractual limitations did not apply.

The MVA Index is a measure of market interest rates. The MVA Index is identified on each Valuation Day during the Withdrawal Charge Period as the sum of the prior Valuation Day's closing values of:

(a)	the Daily Constant Maturity Treasury Rate for the fixed maturity time interval equal to the whole number of months remaining in the Withdrawal Charge Period plus

(b)	the Option Adjusted Spread of the Bloomberg U.S. Intermediate Corporate Bond Index

If the Option Adjusted Spread of the Bloomberg U.S. Intermediate Corporate Bond Index or the Daily Constant Maturity Treasury Rate is not published on a day for which an Index number is required, the nearest preceding published Index number will be used. With respect to the Daily Constant Maturity Treasury Rate, We will use an interpolation method to establish closing values for a fixed maturity time interval equal to the whole number of months remaining in the Withdrawal Charge Period for maturities that are not available.

For example, assume the MVA Index increased by 2.00% halfway through the 6 year Withdrawal Charge Period for a B-share Contract. In this example, the MVA would be 6.00% (100%*2.00%*1095/365). The MVA and any applicable Withdrawal Charges will reduce your Contract Surrender Value.

9

Examples Illustrating Calculation of MVA For an Indexed Strategy

For Contracts issued before May 1, 2024 and Contracts issued on or after May 1, 2024 in Designated States

Issue date: 7/1/2023

Allocation: S&P 500® One Year Index Cap 10% Buffer

Surrender date: 3/29/2024

Full Surrender – Positive MVA Percentage
Contract Value prior to surrender	$100,000.00
Remaining FWA	$10,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Withdrawal Charge Percentage	8%
Withdrawal Charge (2)	$7,200.00
MVA Percentage (3)	3.9452%
MVA (4)	$3,550.68
Withdrawal Proceeds (5)	$89,249.32

(1)	Amount subject to Withdrawal Charge = Contract Value prior to surrender – remaining FWA = $100,000 – $10,000 = $90,000

(2)	Withdrawal Charge = amount subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 8% = $7,200

(3)	MVA percentage = A*(B – C)*(N/365) where

A = MVA percentage factor = 100%

B = MVA Index number on the MVA Index date associated with date of withdrawal = .0275

C = MVA Index number on the MVA Index date associated with the Issue Date = .02

N = Number of days remaining in Withdrawal Charge Period = 1920

=100%* (0.0275 – 0.02)*(1920/365) = 3.9452%

(4)	MVA = MVA percentage * amount subject to Withdrawal Charge = 3.9452% * $90,000 = $3,550.68

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(5)	Withdrawal proceed = Contract Value prior to surrender – Withdrawal Charge – MVA Amount = $100,000 – $7,200 – 3,550.68 = $89,249.32

Issue date: 7/1/2023

Allocation: S&P 500® One Year Index Cap 10% Buffer

Surrender date: 3/29/2024

Full Surrender — Negative MVA Percentage
Contract Value prior to surrender	$100,000.00
Remaining FWA	$10,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Withdrawal Charge Percentage	8%
Withdrawal Charge (2)	$7,200.00
MVA Percentage (3)	-2.6301%
MVA (4)	$-2,367.12
Withdrawal Proceeds (5)	$95,167.12

(1)	Amount subject to Withdrawal Charge = Contract Value prior to surrender - remaining FWA = $100,000 – $10,000 = $90,000

(2)	Withdrawal Charge = amount subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 8% = $7,200

(3)	MVA percentage = A*(B – C)*(N/365) where

A = MVA percentage factor = 100%

B = MVA Index number on the MVA Index date associated with date of withdrawal = .0275

C = MVA Index number on the MVA Index date associated with the Issue Date = .0325

N = Number of days remaining in Withdrawal Charge Period = 1920

= 100%*(0.0275 – 0.0325)*(1920/365) = -2.6301%

(4)	MVA = MVA percentage * amount subject to Withdrawal Charge = -2.6301% * $90,000 = -$2,367.12

(5)	Withdrawal proceeds = Contract Value prior to surrender – Withdrawal Charge – MVA Amount = $100,000 – $7,200 – (-$2,367.12) = $95,167.12

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Issue date: 7/1/2023

Allocation: S&P 500® One Year Index Cap 10% Buffer

Surrender date: 3/29/24

Full Surrender — Positive MVA Percentage Capped by MVA Limit
Contract Value prior to surrender	$100,000.00
Remaining FWA	$10,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Withdrawal Charge Percentage	8%
Withdrawal Charge (2)	$7,200.00
Preliminary MVA Percentage (3)	9.2055%
MVA Percentage Limit (4)	5.8889%
MVA Percentage (5)	5.8889%
MVA (6)	$5,300.00
Withdrawal Proceeds (7)	$87,500.00

(1)	Amount subject to Withdrawal Charge = Contract Value prior to surrender – remaining FWA = $100,000 – $10,000 = $90,000

(2)	Withdrawal Charge = amount subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 8% = $7,200

(3)	Preliminary MVA percentage = A*(B – C)*(N/365) where

A = MVA percentage factor = 100%

B = MVA Index number on the MVA Index date associated with date of withdrawal = .0375

C = MVA Index number on the MVA Index date associated with the Issue Date = .02

N = Number of days remaining in Withdrawal Charge Period = 1920

=100%*(0.0375 – 0.02)*(1920/365) = 9.2055%

(4)	MVA percentage limit = (Contract Value prior to surrender - Withdrawal Charge - minimum amount payable) / amount subject to MVA = $5,300/ $90,000 = 5.8889%

(5)	MVA percentage = minimum(preliminary MVA percentage, MVA percentage limit) = minimum(9.2055%, 5.8889%) = 5.8889%

(6)	MVA = MVA percentage * amount subject to Withdrawal Charge = 5.8889% * $90,000 = $5,300

(7)	Withdrawal proceeds = Contract Value prior to surrender – Withdrawal Charge – MVA = $100,000 – $7,200 – $5,300 = $87,500

For Contracts issued on or After May 1, 2024 except Contracts issued in Designated States

Issue date: 7/1/2024

Allocation: S&P 500® One Year Index Cap 10% Buffer

Surrender date: 3/29/25

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Full Surrender — Positive MVA Percentage
Derivative Asset Proxy prior to Surrender	$5,000.00
Fixed Income Asset Proxy prior to Surrender	$95,000.00
Strategy Interim Value prior to Surrender	$100,000.00
Contract Value prior to Surrender	$100,000.00
Remaining FWA	$10,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Amount Subject to MVA (2)	$85,500.00
Withdrawal Charge Percentage	8%
Withdrawal Charge (3)	$7,200.00
MVA Percentage (4)	3.9452%
MVA (5)	$3,373.15
Withdrawal Proceeds (6)	$89,426.85

(1)	Amount subject to Withdrawal Charge = Contract Value prior to surrender - remaining FWA = $100,000 – $10,000 = $90,000

(2)	Amount subject to MVA = (Contract Value prior to surrender - remaining FWA) * (Fixed Income Asset Proxy prior to surrender / Strategy Interim Value prior to surrender) = ($100,000 - $10,000) * ($95,000 / $100,000) = $85,500.

(3)	Withdrawal Charge = amount subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 8% = $7,200

(4)	MVA percentage = A*(B – C)*(N/365) where

A = MVA percentage factor = 100%

B = MVA Index number on the MVA Index date associated with date of withdrawal = .0275

C = MVA Index number on the MVA Index date associated

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with the Issue Date = .02

N = Number of days remaining in Withdrawal Charge Period = 1920

=100%* (0.0275 – 0.02)*(1920/365) = 3.9452%

(5)	MVA = MVA percentage * amount subject to MVA = 3.9452% * $85,500 = $3,373.15

(6)	Withdrawal proceeds = Contract Value prior to surrender – Withdrawal Charge – MVA = $100,000 – $7,200 – $3,373.15 = $89,426.85

Issue date:7/1/2024

Allocation: S&P 500® One Year Index Cap 10% Buffer

Surrender Date: 3/29/2025

Full Surrender — Negative MVA Percentage
Derivative Asset Proxy prior to Surrender	$5,000.00
Fixed Income Asset Proxy prior to Surrender	$95,000.00
Strategy Interim Value prior to Surrender	$100,000.00
Contract Value prior to Surrender	$100,000.00
Remaining FWA	$10,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Amount Subject to MVA (2)	$85,500.00
Withdrawal Charge Percentage	8%
Withdrawal Charge (3)	$7,200.00
MVA Percentage (4)	-2.6301%
MVA (5)	$-2,248.77
Withdrawal Proceeds (6)	$95,048.77

(1)	Amount subject to Withdrawal Charge = Contract Value prior to surrender – remaining FWA = $100,000 – $10,000 = $90,000

(2)	Amount subject to MVA = (Contract Value prior to surrender - remaining FWA) * (Fixed Income Asset Proxy prior to surrender / Strategy Interim Value prior to surrender) = ($100,000 - $10,000) * ($95,000 / $100,000) = $85,500.

14

(3)	Withdrawal Charge = amount subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 8% = $7,200

(4)	MVA percentage = A*(B – C)*(N/365) where

A = MVA percentage factor = 100%

B = MVA Index number on the MVA Index date associated with date of withdrawal = .0275

C = MVA Index number on the MVA Index date associated with the Issue Date = .0325

N = Number of days remaining in Withdrawal Charge Period = 1920

=100%* (0.0275 – 0.0325)*(1920/365) = -2.6301%

(5)	MVA = MVA percentage * amount subject to MVA = -2.6301% * $85,500 = -$2,248.77

(6)	Withdrawal proceeds = Contract Value prior to surrender – Withdrawal Charge – MVA Amount = $100,000 – $7,200 – (-$2,248.77) = $95,048.77

Issue date: 7/1/2024

Allocation: S&P 500® One Year Index Cap 10% Buffer

Surrender Date: 3/29/2025

Full Surrender — Positive MVA Percentage Capped by MVA Limit
Derivative Asset Proxy prior to Surrender	$5,000.00
Fixed Income Asset Proxy prior to Surrender	$95,000.00
Strategy Interim Value prior to Surrender	$100,000.00
Contract Value prior to Surrender	$100,000.00
Remaining FWA	$10,000.00
Amount Subject to Withdrawal Charge (1)	$90,000.00
Amount Subject to MVA (2)	$85,500.00

15

Withdrawal Charge Percentage	8%
Withdrawal Charge (3)	$7,200.00
Preliminary MVA Percentage (4)	9.2055%
MVA Percentage Limit (5)	6.1988%
MVA Percentage (6)	6.1988%
MVA (7)	$5,300.00
Withdrawal Proceeds (8)	$87,500.00

(1)	Amount subject to Withdrawal Charge = Contract Value prior to surrender - remaining FWA = $100,000 – $10,000 = $90,000

(2)	Amount subject to MVA = (Contract Value prior to surrender - remaining FWA) * (Fixed Income Asset Proxy prior to surrender / Strategy Interim Value prior to surrender) = ($100,000 - $10,000) * ($95,000 / $100,000) = $85,500.

(3)	Withdrawal Charge = amount subject to Withdrawal Charge * Withdrawal Charge percentage = $90,000 * 8% = $7,200

(4)	Preliminary MVA percentage = A*(B – C)*(N/365) where

A = MVA percentage factor = 100%

B = MVA Index number on the MVA Index date associated with date of withdrawal = .0375

C = MVA Index number on the MVA Index date associated with the Issue Date = .02

N = Number of days remaining in Withdrawal Charge Period = 1920

=100%* (0.0375 – 0.02)*(1920/365) = 9.2055%

(5)	MVA percentage limit = (Contract Value prior to surrender - Withdrawal Charge - minimum amount payable) / amount subject to MVA = $5,300/ $85,500 = 6.1988%

(6)	MVA percentage = minimum(preliminary MVA percentage, MVA percentage limit) = minimum(9.2055%, 6.1988%) = 6.1988%

(7)	MVA = MVA percentage * amount subject to MVA = 6.1988% * $85,500 = $5,300.00

(8)	Withdrawal proceeds = Contract Value prior to surrender – Withdrawal Charge – MVA Amount = $100,000 – $7,200 – $5,300.00) = $87,500.00

General Information

The Company

16

We are a life insurance company engaged in the business of writing life insurance and individual variable, fixed, fixed index, and registered index-linked annuities. Forethought Life Insurance Company is authorized to do business in 49 states of the United States and the District of Columbia. Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986. Our home office is located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. Commonwealth Annuity and Life Insurance Company ("CWA"), a Massachusetts-domiciled stock insurance company, owns 100% of the Company. CWA is a direct, wholly owned subsidiary of Global Atlantic (Fin) Company ("FinCo"), which in turn is a direct, wholly owned subsidiary of Global Atlantic Limited (Delaware) ("GALD"), which in turn is a direct, wholly owned subsidiary of Global Atlantic Financial Group Limited ("GAFGL"). GAFGL is a direct, wholly owned subsidiary of The Global Atlantic Financial Group LLC ("TGAFGL"), which is wholly owned by KKR Magnolia Holdings LLC, which in turn is an indirect subsidiary of KKR & Co. Inc.

Independent Auditor

The independent auditor for the Company is Deloitte & Touche LLP, 115 Federal Street, Boston, MA 02110.

Experts

Independent Auditor

The statutory-basis financial statements of Forethought Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report, which express an unmodified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

Non-Participating

The Contract is non-participating and We pay no dividends.

Misstatement of Age or Sex

If an Owner or Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If We have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If We have underpaid due to a misstatement of age or sex, We will credit the next Annuity Payout with the amount We underpaid and credit interest.

Other Service Providers

We have entered into a services agreement with ExlService Holdings, Inc., 320 Park Avenue, Floor 29, New York, NY 10022, whereby ExlService Holdings, Inc. provides the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Contract Owners. Pursuant to the administrative services agreement, We pay ExlService Holdings, Inc. a monthly fee for each inforce contract.

Principal Underwriter

The Contracts, which are offered continuously, are distributed by Global Atlantic Distributors, LLC. Global Atlantic Distributors, LLC serves as Principal Underwriter for the offering of the Contracts. Global Atlantic Distributors, LLC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. KKR & Co. Inc. is the ultimate controlling entity of Global Atlantic Distributors, LLC. We are affiliated with Global Atlantic Distributors, LLC because We are under common control. The principal business address of Global Atlantic Distributors, LLC is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

Forethought Life Insurance Company currently pays Global Atlantic Distributors, LLC underwriting commissions for its role as Principal Underwriter of the Contracts. The offering of the Contracts began in 2022. For the years ended 2023, 2024 and 2025 the aggregate dollar amount of underwriting commissions paid to Global Atlantic Distributors, LLC in its role as Principal Underwriter was as follows: $1,778,795.00, of which $0 was retained in 2023, $4,532,248.00, of which $0 was retained in 2024, and $44,422,656.00, of which $0 was retained in 2025.

17

Additional Payments to Broker-Dealers

As stated in the prospectus, We (or Our affiliates) may pay additional payments to broker-dealers in the future. In addition to the broker-dealers listed in the prospectus with whom We have an ongoing contractual arrangement to make additional payments, listed below are all broker-dealers that received additional payments with at least a $100 value in 2025 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists: Ameritas Life Insurance Corp; Arvest Wealth Management; Avantax Wealth Management; BB&T Investment Services; BMO Harris Financial Advisors; Cambridge Investment Research; Centinel Financial Group; CETERA ADVISOR NETWORKS LLC; CETERA ADVISORS LLC; Cetera Financial; CETERA INVESTMENT SERVICES LLC; Citizens bank; Commerce Bank; Commonwealth Financial Network; CUNA Brokerage; CUSO Financial Services; DA Davidson & Company; Desert Financial; ELE Wealth Management; Family Financial Solutions; Fifth Third Securities; FINANCIAL INDEPENDENCE GROUP; FSC Securities Corporation; Futurity First; Garden State Securities; Huntington Bank; Independent Financial Group; Investacorp Inc.; Investment Professionals Inc.; JAMES SMITH; Janney Montgomery; JP Morgan Chase; Kestra Financial / NFP; Key Bank; Leonard Martin and Associates; Lincoln Investment Planning; LPL; LPL BANK; LPL INSURANCE ASSOCIATES INC; M&T Bank; Morgan Stanley; Northeast Wealth Planners; Oppenheimer & Co; Osaic; PNC Bank; PNC Investments; Private Client Services; Purshe Kaplan Sterling; Raymond James; Raymond James Financial Services; RBC Wealth Management; Regions Bank; SagePoint Financial, Inc.; Santander Securities; Securities America; SORRENTO PACIFIC FINANCIAL LLC; SREIT; SunTrust Investment Services; SYNOVUS SECURITIES INC; Triad Advisors; Truist Investment Services; UBS Financial Services Inc; Usbank; Wells Fargo; Wesbanco Securities, Inc.; Woodbury financial Services; WRP Investments.

Financial Statements

The statutory financial statements of Forethought Life Insurance Company as of December 31, 2025 and for the period then ended, were included in the N-VPFS filed on April 16, 2026, and incorporated by reference herein.

18

PART C

OTHER INFORMATION

ITEM 27.  EXHIBITS

(a)	Board of Directors Resolution. Not applicable.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Amended and Restated Principal Underwriting Agreement. Incorporated by reference to exhibit (1)(i) filed with the Form S-1 pre-effective amendment no. 2, filed by Forethought Life Insurance Company, File No. 333-257394 on February 2, 2022.

(c)(2)	Broker-Dealer Sales and Supervisory Agreement. Incorporated by reference to exhibit (1)(ii) filed with the Form S-1 pre-effective amendment no. 2, filed by Forethought Life Insurance Company, File No. 333-257394 on February 2, 2022.

(d)	Contracts.

(d)(1)	Individual Single Premium Deferred Indexed-Linked Annuity Contract. Incorporated by reference to exhibit (4)(i) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(2)	Individual Single Premium Deferred Indexed-Linked Annuity Contract (Contracts issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(ii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(3)	One-Year Fixed Strategy Rider. Incorporated by reference to exhibit (4)(ii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(4)	Point-to-Point Cap with Buffer Indexed Strategy Rider. Incorporated by reference to exhibit (4)(iii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(5)	Point-to-Point Cap with Buffer Indexed Strategy Rider (Riders issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(iii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(6)	Point-to-Point Cap with Floor Indexed Strategy Rider. Incorporated by reference to exhibit (4)(iv) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(7)	Point-to-Point Cap with Floor Indexed Strategy Rider (Riders issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(vii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(8)	Point-to-Point Cap with Aggregate Floor Indexed Strategy Rider. Incorporated by reference to exhibit (4)(v) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(9)	Point-to-Point Cap with Aggregate Floor Indexed Strategy Rider (Riders issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(ix) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(10)	Point-to-Point Participation Rate with Buffer Indexed Strategy Rider. Incorporated by reference to exhibit (4)(vi) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)11)	Point-to-Point Participation Rate with Buffer Indexed Strategy Rider (Riders issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(xi) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(12)	Point-to-Point Tiered Participation Rate with Buffer Indexed Strategy Rider. Incorporated by reference to exhibit (4)(vii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(13)	Point-to-Point Tiered Participation Rate with Buffer Indexed Strategy Rider (Riders issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(xiii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(14)	Bailout Rider. Incorporated by reference to exhibit (4)(viii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(15)	Return of Premium Death Benefit Rider. Incorporated by reference to exhibit (4)(ix) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(16)	Performance Lock Rider. Incorporated by reference to exhibit (4)(x) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(17)	Market Value Adjustment Rider. Incorporated by reference to exhibit (4)(xi) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(18)	Market Value Adjustment Rider (Riders issued on or after May 1, 2024). Incorporated by reference to exhibit (4)(xviii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(19)	Advisory Fee Withdrawal Rider. Incorporated by reference to exhibit (4)(xii) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-257394, on October 15, 2021.

(d)(20)	Nursing Care Waiver Rider. Incorporated by reference to exhibit (4)(xx) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(d)(21)	Terminal Illness Waiver Rider. Incorporated by reference to exhibit (4)(xxi) filed with Form S-1 pre-effective amendment no. 1 filed by Forethought Life Insurance Company, File No. 333-275098, on April 15, 2024.

(e)	Form of Application. Incorporated by reference to exhibit (e) filed with Form N-4 post-effective amendment no. 1, filed by Forethought Life Insurance Company, File No. 333-275098 on April 17, 2025.

(f)	Insurance Company’s Certificate of Incorporation and By-Laws.

(f)(1)	Articles of Incorporation of Forethought Life Insurance Company. Incorporated by reference to exhibit (6)(a) filed with the Initial filing on the Form N-4 Registration Statement, File No. 333-182946, filed on July 31, 2012.

(f)(2)	Bylaws of Forethought Life Insurance Company. Incorporated by reference to exhibit (6)(a) filed with the Initial filing on the Form N-4 Registration Statement, File No. 333-182946, filed on July 31, 2012.

(g)	Reinsurance Contracts. None.

(h)	Participation Agreements. Not Applicable.

(i)	Administrative Contracts. Not Applicable.

(i)(1)	Master Services Agreement between Global Atlantic Financial Company and Service Holding, Inc. Incorporated by reference to exhibit (10) filed with the Form S-1 pre-effective amendment no. 2, filed by Forethought Life Insurance Company, File No. 333-257394 on February 2, 2022. (1)

(j)	Other Material Contracts. None.

(k)	Legal Opinion.

(k)(1)	Opinion and Consent of Sarah M. Patterson, Managing Director, General Counsel for Individual Markets, and Assistant Secretary.Filed herewith.

(l)	Other Opinions.

(l)(1)	Consent of Independent Registered Public Accounting Firm.Filed herewith.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectus. Not applicable.

(p)	Powers of Attorney.

(p)(1)	Billy Butcher. Incorporated by reference to exhibit (p)(1) filed with Form N-4 post-effective amendment no. 2, filed by Forethought Life Insurance Company, File No. 333-275098 on April 17, 2025.

(p)(2)	Brian Korbesmeyer. Incorporated by reference to exhibit (p)(2) filed with Form N-4 post-effective amendment no. 1, filed by Forethought Life Insurance Company, File No. 333-275098 on April 17, 2025.

(p)(3)	Jason Bickler. Filed herewith.

(p)(4)	Jason Kao. Filed herewith.

(p)(5)	Emily LeMay. Incorporated by reference to exhibit (p)(5) filed with Form N-4 post-effective amendment no. 1, filed by Forethought Life Insurance Company, File No. 333-275098 on April 17, 2025.

(p)(6)	Manu Sareen. Incorporated by reference to exhibit (p)(6) filed with Form N-4 post-effective amendment no. 1, filed by Forethought Life Insurance Company, File No. 333-275098 on April 17, 2025.

(q)	Letters Regarding Change in Certifying Accountant. Not Applicable.

(r)	Historical Current Limits on Index Gains. Filed herewith.

(1) Portions of this exhibit have been omitted.

ITEM 28.  DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

Name and Principal Business Address	Positions and Offices with Forethought Life Insurance Company
Belonozhko, Natalya (4)	Senior Vice President
Bickler, Jason Alexander (1)	Director, Chief Distribution Officer
Burke, Zachary (2)	Managing Director
Butcher, Billy (2)	Director, President and Chairman
Capalbo, David (6)	Vice President, SEC 38a-1 Chief Compliance Officer and Deputy Anti-Money Laundering Officer
Carlson, Peter (4)	Senior Vice President, Appointed Actuary and Valuation Actuary
Constant, Elizabeth (1)	Vice President, Assistant General Counsel and Assistant Secretary
Cox, Marvin (5)	Vice President
DeMayo, Eileen (1)	Senior Vice President
DeTurck, Gary (1)	Vice President, Assistant General Counsel and Assistant Secretary
Dillard, Brian (2)	Co-Chief Investment Officer
Egan, Robert James (6)	Senior Vice President
Fiengo, Susan Lorraine (1)	Managing Director
Finkler, Ilya (2)	Managing Director
Freeman, Andrew (2)	Senior Vice President
Gabor, Csaba (1)	Vice President, Assistant General Counsel and Assistant Secretary
Gordon, Risa (2)	Managing Director, Associate General Counsel and Assistant Secretary
Grey, Gabrielle (4)	Senior Vice President
Hecht, Jonathan (2)	Managing Director
Hendry, Brian (2)	Managing Director and Chief Audit Executive
Hoppe, Leah Marie (3)	Managing Director
Howard, Rodney Richard (1)	Senior Vice President
Jeffreys, Cameron	Senior Vice President
Kao, Jason (2)	Director
Kaul, Rahul (2)	Vice President
Kim, Phil (2)	Chief Risk Officer
Kimmerling, Kevin Michael (2)	Senior Vice President, Associate General Counsel and Assistant Secretary
Korbesmeyer, Brian (2)	Chief Financial Officer
Lau, Victoria (2)	Managing Director and Chief Operating Officer - Technology
LeMay, Emily Anne (3)	Director, Chief Operations Officer
McKelvey, Dillon (1)	Senior Vice President, Illustration Actuary and Product Actuary
Messina, Genevieve (6)	Anti-Money Laundering Officer and Special Investigative Unit Officer
Milgram, Katherine (2)	Chief Legal Officer and General Counsel
Molloy, Regina (1)	Vice President, Assistant General Counsel and Assistant Secretary
Morreale, Michael (4)	Senior Vice President
Moskovich, Barrie Ribet (2)	Managing Director
O'Shea, Daniel Patrick (1)	Chief Administrative Officer
Patterson, Sarah Marie (1)	Managing Director, General Counsel for Individual Markets and Assistant Secretary
Paulousky, Michael (4)	Senior Vice President and Assistant Treasurer
Poon, Peggy (2)	Managing Director and Treasurer
Reed, John (2)	Co-Chief Investment Officer
Robidoux, Scott (2)	Managing Director
Rutherford, Kelly June (1)	Managing Director
Sangalang, Mark (4)	Senior Vice President
Sareen, Manu (2)	Director
Schwerzmann, Erin (1)	Senior Vice President, Associate General Counsel and Assistant Secretary
Scott, Lauren Taylor (2)	Managing Director
Sethi, Rohit (2)	Managing Director

Seymour, Erin (3)	Vice President
Silber, Gary Phillip (2)	Managing Director, General Counsel for Investments, Risk and Corporate and Assistant Secretary
Thomas, Carrie (3)	Vice President and Co-Secretary
Eric Todd (5)	Director
Valeri, Catherine (6)	Privacy Officer
Vaseghi, Alireza (2)	Managing Director
Walk, Christian (3)	Senior Vice President, Associate General Counsel and Assistant Secretary
Weiss, David Lee (1)	Vice President and Tax Officer

* Denotes Board of Directors

Unless otherwise indicated, the principal business address of each of the above individuals is 10 West Market Street, Suite 2300, Indianapolis, IN 46204.

(1) One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

(2) 30 Hudson Yards, 500 West 33rd Street, New York, NY 10001

(3) Davis Brown Tower, 215 10th Street, 11th Floor, Des Moines, IA 50309

(4) 20 Guest Street, Brighton, MA 02135

(5) One Forethought Center, Batesville, IN 47006

(6) KKR 2 International Place, Suite 1400, Boston, MA 02110

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTERED SEPARATE ACCOUNT.

Accordia Life and Annuity Company (Insurer - IA | NAIC No. 62200 | FEIN: 95-2496321) Asset Management1,2 Strategic Holdings1 KKR Magnolia Holdings LLC The Global Atlantic Financial GroupLLC3 Global Atlantic Financial GroupLimited Global Atlantic (Fin) Company Commonwealth Annuity and Life Insurance Company (Insurer- MA | NAIC No. 84824 | FEIN: 04-6145677) ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM See 1.1 See 1.2 See 1.3 First Allmerica Financial Life Insurance Company (Insurer - MA | NAIC No. 69140 | FEIN: 04-1867050) NAV Solar Holdco LLC Tapioca View, LLC Gotham Re, Inc. (Captive - VT | NAIC No. 15333 |FEIN: 46-3455515) Cape Verity I, Inc. (Captive - IA | NAIC No. 15475 |FEIN: 46-3465867) Cape Verity III, Inc. (Captive - IA | NAIC No. 15473 |FEIN: 46-3485456) DBE Solar Holdco Five Points Senior LLC Holdco LLC Gotham Issuer, LLC 1 12/31/25 Global Atlantic Limited (Delaware) ForethoughtLife Insurance Company (Insurer- IN | NAIC No. 91642| FEIN: 06-1016329) KKRGroupHoldings Corp. KKR Group Partnership L.P. Chevy Chase Plaza Mezzanine LLC Commencing in 2022,following clarifying guidance issued by the SAPWG,the Company modified its affiliated entity listing to include SPV entities which were previously classified as unaffiliated. Investments in these entities are also reflected as affiliated investments, commencing in 2022. 1KKR controlled entities also qualify as affiliates and are accounted for and reported as such, in accordance with SSAP25 2Includes Kohlberg Kravis Roberts & Co. L.P., an SEC-registered adviser and investment manager of the holding company group. 3TheGlobal Atlantic Financial Group LLC is owned 100% by KKR Magnolia Holdings LLC. CRTBS 2024 LLC Chevy Chase Plaza Owner LLC Panamint Power LLC GA 330 Yale Member LLC GA 350 Ellis Member LLC 6101 W Centinela Mezzanine LLC Two Pine Mezzanine LLC 6101 W Centinela Owner LLC Two Pine Owner LLC OCAP 1 HoldCo, LLC GA Island Parkway Member LLC Island Parkway Owner LLC KKR Group Co. Inc. KKR & Co. Inc.

ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 1Certain subsidiaries included in the organizational chart own additional legal entities which have been omitted for clarity of presentation. 2Parasol Renewable Energy LLCis 80%owned by Solis LLC, and 20% owned by Global Atlantic Re Limited. 3GA Iris LLC is 30% owned by GA Partner Solutions LLC, and 70% owned by third-party investors. Global Atlantic Limited (Delaware) 1.1 Global Atlantic Assurance Limited (FEIN:98-1090868) Global Atlantic Re Limited (FEIN:98-1090868) EXL Solar HoldCo, LLC Stellar Renewable Power LLC Parasol Renewable Energy LLC2 Solis LLC Forethought Life Insurance Company (Insurer - IN | NAIC No. 91642 | FEIN: 06-1016329) See 1 GA Partner Solutions Holding Company LLC GA Iris LLC3 GA Iris FinCo LLC GA Iris Re Limited Global Atlantic Financial Company Bermuda Limited GA Global Solutions LLC GA Partner Solutions LLC 12/31/25

ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 Global Atlantic (Fin) Company 1.2 1Certain subsidiaries included in the organizational chart ownadditional legal entities which have been omitted for clarity of presentation. MCH SFR Parent 4, LLC MCH SFR HoldCo 4, LLC MCH SFR Equity Owner 4, LLC ACX Prop III, LLC ACX Prop II, LLC ACX Prop IV-A, LLC ACX Prop IV-B, LLC Global Atlantic Equipment Management, LLC CDNL 2021- 1 LLC KSQR 2023-1 LLC FLCN 2022- 1 LLC Dublin Asset Holdings LLC Dublin Asset Holdings 2 LLC Dublin Asset Holdings 3 LLC ForeLife Agency, Inc. Global Atlantic Distributors, LLC Global Atlantic Investment Advisors, LLC Global Atlantic Risk Advisors, L.P. GA Risk Advisors, Inc. Global Atlantic Insurance Network LLC eRESI Holdings Inc. Emporium Holdco, Inc. Drawbridge MB1, LLC Drawbridge MB3, LLC Drawbridge MB2, LLC Drawbridge Feeder, LLC Drawbridge Holdings 1, LLC Drawbridge B1, LLC Drawbridge B4, LLC Drawbridge B7, LLC Drawbridge Holdings 2, LLC Drawbridge B2, LLC Drawbridge Holdings 3, LLC Drawbridge B3, LLC Drawbridge B9, LLC Infinity Transportation Equipment Leasing, LLC Atlanta Asset Holdings LLC Infinity Asset Holdings 2020 LLC Infinity LD Asset Holdings LLC KPBN 2022-1 LLC WABW 2023 LLC SBKR 2024-1 LLC Deptford Owner LLC Mantua Grove REIT LLC Webster Mezz II LLC Mantua Grove Owner LLC DRBG II MB1, LLC DRBG II Feeder, LLC DRBG II Holdings, LLC DRBG II B1, LLC DRBG Arboretum Gateway, LLC MRTN 2024- 1, LLC MRLN 2024- 1 LLC 12/31/25

Global Atlantic (Fin) Company Global Atlantic Financial Company ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 1Certain subsidiaries included in the organizational chart ownadditional legal entities which have been omitted for clarity of presentation. BNGL 2020- 2A, Ltd. LNXS 2021- 1D, LLC TBDX 2018-1LLC WALR 2019-1,Ltd. Blue Eagle 2020-1ALLC Blue Eagle 2020-1BLLC Blue Eagle 2020-3ALLC BYTS 2021- 1A, LLC CLAE 2021- 1B, LLC FLWR 2021- 1C, LLC Blue Eagle 2021-1ELLC Blue Eagle 2021-1F LLC Blue Eagle 2021-1GLLC Blue Eagle 2021-2ALLC Blue Eagle 2021-3ALLC Blue Eagle 2021-3BLLC Blue Eagle 2021-4ALtd. Blue Eagle 2021-4BLLC Blue Eagle 2022-1ALLC Blue Eagle 2022-1BLLC Blue Eagle 2022-1C LLC Blue Eagle 2022-1D LLC HECR 2022-1ELLC DMAZ 2022-1F LLC Blue Eagle FundingCo 1, Ltd. HILT Trust 2020-A HIMT Trust 2021-1 HNREF 2018-1LLC LENDSL Trust 2018-A MACT Trust 2019-1 MOST Trust 2020-1 SET Trust 2022-1LLC SERVHL Trust 2019-1 SFSL Trust 2019-A SLMSL Trust 2020-1 SLMSL Trust 2020-2 SOMT Trust 2021-1 AIMXL 2018-1LLC GSHLT Trust 2021-B JGBY Trust 2024-1 GSHLT Trust 2021-A GALT Trust 2021-1 HAVI 2023-3A LLC WSTI 2023- 3B LLC FRHT 2023 LLC RWINV 2024 LLC 1.3 SPHRX 2018-1 LLC GSPWC 2023 LLC RNTSP LLC GA - Industrial Holdco LLC KRE Catalyst Acquisitions LLC TOAMS 2017-1 LLC GSPPR LLC SPPRE LLC Blue Eagle 2021-1H LLC Hatteras Mezzanine LLC See 1.5 GA - Sunbelt Office Holdco LLC Atlantic Yards Owner LLC See 1.4 ZPLN Trust 2024-1 RUPH Trust 2024-1 BFOX 2024 LLC MVAC 2025-1A, LLC HRBR 2025-1, LLC TSOM 2025-1B, LLC NTYZ, LLC KCW Funding Co, LLC 12/31/25

Global Atlantic Financial Company GA – Industrial Holdco LLC ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 Denver Owner LLC Tampa Owner LLC 1.4 BNA Mezz LLC BNA Owner LLC Garland Mezz LLC Garland Owner LLC Park 890 Mezz V LLC Park 890 Owner V LLC Bayport Mezz LLC Bayport Owner LLC Blue Grass Mezz II LLC Blue Grass Owner II LLC Gravel Springs Owner LLC Webster Mezz I LLC Auburn Owner LLC Blue Grass Owner LLC Kato Owner LLC Westampton Owner LLC GA – Industrial Holdco II LLC Eastport Exchange Mezz LLC Eastport Exchange Owner LLC 12/31/25

Global Atlantic Financial Company KRE Catalyst Acquisitions LLC ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 KRE Catalyst Novo Mezz L.P. KRE Catalyst Valdok II Mezz L.P. KRE Catalyst Valdok I Mezz LLC KRE Catalyst Palmera Mezz L.P. KRE Catalyst Aya Mezz L.P. KRE Catalyst Malbec Mezz LLC KRE Catalyst Ellis Mezz L.P. 1.5 KRE Catalyst Marisol Mezz L.P. KRE Catalyst Core Mezz LLC KRE Catalyst Novo Owner L.P. KRE Catalyst Valdok II Owner L.P. KRE Catalyst Valdok I Owner LLC KRE Catalyst Palmera Owner L.P. KRE Catalyst Aya Owner L.P. KRE Catalyst Malbec Owner LLC KRE Catalyst Ellis Owner L.P. KRE Catalyst Marisol Owner L.P. KRE Catalyst Core Owner LLC KRE Catalyst Cap650 Mezz LLC KRE Catalyst Madison Mezz LLC KRE Catalyst Gentry Mezz L.P. KRE Catalyst The 23 Mezz LLC KRE Catalyst Whitney Mezz LLC KRE Catalyst Bower Mezz L.P. KRE Catalyst Luma Mezz LLC KRE Catalyst Lively Mezz L.P. KRE Catalyst Vireo Mezz L.P. KRE Catalyst Cap650 Owner LLC KRE Catalyst Madison Owner LLC KRE Catalyst Gentry Owner L.P. KRE Catalyst The 23 Owner LLC KRE Catalyst Whitney Owner LLC KRE Catalyst Bower Owner L.P. KRE Catalyst Luma Owner LLC KRE Catalyst Lively Owner L.P. KRE Catalyst Vireo Owner L.P. 12/31/25

Schedule Y - Part 1A - Detail of Insurance Holding Company System
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
	Group Code	Group Name	NAIC Company Code	ID Number	Federal RSSD	CIK	Name of Securities Exchange if Publicly Traded (U.S. or International)	Names of Parent, Subsidiaries Or Affiliates	Domiciliary Location	Relationship to Reporting Entity	Directly Controlled by (Name of Entity/Person)	Type of Control (Ownership, Board, Management, Attorney-in-Fact, Influence, Other)	If Control is Ownership Provide Percentage	Ultimate Controlling Entity(ies)/Person(s)	Is an SCA Filing Required? (Y/N)	*	Legal Entity Identifier (LEI)
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0000001	3891	Global Atlantic Grp	62200	95-2496321				Accordia Life and Annuity Company	Iowa	IA - Insurance Affiliate	Commonwealth Annuity and Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000002	3891	Global Atlantic Grp	15475	46-3465867				Cape Verity I, Inc.	Iowa	IA - Insurance Affiliate	Accordia Life and Annuity Company	Ownership	100	KKR & Co. Inc.
0000003	3891	Global Atlantic Grp	15473	46-3485456				Cape Verity III, Inc.	Iowa	IA - Insurance Affiliate	Accordia Life and Annuity Company	Ownership	100	KKR & Co. Inc.
0000004	3891	Global Atlantic Grp	84824	04-6145677	3958278	1391312		Commonwealth Annuity and Life Insurance Company	Massachusetts	IA - Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000005				95-2496321				DBE Solar Holdco LLC	Delaware	NIA - non-Insurance Affiliate	Accordia Life and Annuity Company	Ownership	100	KKR & Co. Inc.
0000006	3891	Global Atlantic Grp	69140	04-1867050	2578101	793699		First Allmerica Financial Life Insurance Company	Massachusetts	IA - Insurance Affiliate	Commonwealth Annuity and Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000007				38-3871599				Five Points Senior Holdco LLC	Delaware	NIA - non-Insurance Affiliate	Accordia Life and Annuity Company	Ownership	100	KKR & Co. Inc.
0000008	3891	Global Atlantic Grp	91642	06-1016329		1554348		Forethought Life Insurance Company	Indiana	IA - Insurance Affiliate	Commonwealth Annuity and Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000009				38-3898658				Global Atlantic (Fin) Company	Delaware	UIP - upstream indirect parent	Global Atlantic Financial Limited	Ownership	100	KKR & Co. Inc.
0000010				98-1089764				Global Atlantic Financial Group Limited	Bermuda	UIP - upstream indirect parent	The Global Atlantic Financial Group LLC	Ownership	100	KKR & Co. Inc.
0000011				98-1090868	4520225			Global Atlantic Limited (Delaware)	Delaware	UIP - upstream indirect parent	Global Atlantic Financial Group Limited	Ownership	100	KKR & Co. Inc.
0000012				46-3694412	4520225			Gotham Issuer, LLC	Delaware	NIA - non-Insurance Affiliate	Accordia Life and Annuity Company	Ownership	90	KKR & Co. Inc.
0000013				46-3694412	4520225			Gotham Issuer, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	10	KKR & Co. Inc.
0000014	3891	Global Atlantic Grp	15333	46-3455515				Gotham Re, Inc.	Vermont	IA - Insurance Affiliate	Accordia Life and Annuity Company	Ownership	100	KKR & Co. Inc.
0000015				88-1203639	2578101	1404912	New York Stock Exchange	KKR & Co. Inc.	Delaware	UIP - upstream indirect parent	Board of Directors	Board of Directors	---	KKR & Co. Inc.
0000016					3958278	1932162		KKR Group Co. Inc.	Cayman Islands	UIP - upstream indirect parent	KKR & Co. Inc.	Ownership	100	KKR & Co. Inc.
0000017						1743754		KKR Group Holdings Corp.	Delaware	UIP - upstream indirect parent	KKR Group Co. Inc.	Ownership	100	KKR & Co. Inc.
0000018				98-0598047		1472698		KKR Group Partnership L.P.	Cayman Islands	UIP - upstream indirect parent	KKR Group Holdings Corp.	Ownership	100	KKR & Co. Inc.
0000019				98-1563045		1842456		KKR Magnolia Holdings LLC	Cayman Islands	UIP - upstream indirect parent	KKR Group Partnership L.P.	Ownership	100	KKR & Co. Inc.
0000020				04-6145677				NAV Solar Holdco LLC	Delaware	NIA - non-Insurance Affiliate	Commonwealth Annuity and Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000021				88-2112299				Panamint Power LLC	Delaware	NIA - non-Insurance Affiliate	Forethought Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000022				95-2496321				Tapioca View, LLC	Delaware	NIA - non-Insurance Affiliate	Accordia Life and Annuity Company	Ownership	100	KKR & Co. Inc.
0000023				98-1089764	4520225			The Global Atlantic Financial Group LLC	Bermuda	UIP - upstream indirect parent	KKR Magnolia Holdings LLC	Ownership	100	KKR & Co. Inc.
0000024				98-1090854				EXL Solar HoldCo, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Re Limited	Ownership	100	KKR & Co. Inc.
0000025				98-1452583				Global Atlantic Assurance Limited	Bermuda	IA - Insurance Affiliate	Global Atlantic Re Limited	Ownership	100	KKR & Co. Inc.
0000026				98-1529928				Global Atlantic Financial Company Bermuda Limited	Bermuda	NIA - non-Insurance Affiliate	Global Atlantic Limited (Delaware)	Ownership	100	KKR & Co. Inc.
0000027				98-1090854				Global Atlantic Re Limited	Bermuda	IA - Insurance Affiliate	Global Atlantic Limited (Delaware)	Ownership	100	KKR & Co. Inc.
0000028				88-1979352				Stellar Renewable Power LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Re Limited	Ownership	100	KKR & Co. Inc.
0000029								Solis LLC	Delaware	NIA - non-Insurance Affiliate	Forethought Life Insurance Company	Ownership	25	KKR & Co. Inc.
0000030								Solis LLC	Delaware	NIA - non-Insurance Affiliate	Third Party Investors	Ownership	75	------
0000031				84-3588586				Parasol Renewable Energy LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Re Limited	Ownership	20	KKR & Co. Inc.
0000032				84-3588586				Parasol Renewable Energy LLC	Delaware	NIA - non-Insurance Affiliate	Solis LLC	Ownership	80	KKR & Co. Inc.
0000033				86-1607307				ACX Prop II, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000034				87-2335032				ACX Prop III, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000035				87-3631476				ACX Prop IV-A, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000036				88-0561068				ACX Prop IV-B, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000037				82-3508436				Atlanta Asset Holdings LLC	Delaware	NIA - non-Insurance Affiliate	Infinity Transportation Equipment Leasing, LLC	Management	0	KKR & Co. Inc.
0000038								Atlantic Yards Owner LLC	Delaware	NIA - non-Insurance Affiliate	GA - Sunbelt Office Holdco LLC	Management	0	KKR & Co. Inc.
0000039				88-1026854				KSQR 2023-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000040				86-2857451				CDNL 2021-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000041								Denver Owner LLC	Delaware	NIA - non-Insurance Affiliate	GA - Industrial Holdco LLC	Management	0	KKR & Co. Inc.
0000042								Drawbridge B1, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Holdings 1, LLC	Management	0	KKR & Co. Inc.
0000043								Drawbridge B2, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Holdings 2, LLC	Management	0	KKR & Co. Inc.
0000044								Drawbridge B3, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Holdings 3, LLC	Management	0	KKR & Co. Inc.
0000045								Drawbridge B4, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Holdings 1, LLC	Management	0	KKR & Co. Inc.
0000046								Drawbridge B7, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Holdings 1, LLC	Management	0	KKR & Co. Inc.
0000047								Drawbridge B9, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Holdings 3, LLC	Management	0	KKR & Co. Inc.
0000048				88-0937290				Drawbridge Feeder, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge MB1, LLC	Management	0	KKR & Co. Inc.
0000049				88-0937290				Drawbridge Feeder, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge MB2, LLC	Management	0	KKR & Co. Inc.
0000050				88-0937290				Drawbridge Feeder, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge MB3, LLC	Management	0	KKR & Co. Inc.
0000051				87-3802448				Drawbridge Holdings 1, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Feeder, LLC	Management	0	KKR & Co. Inc.
0000052				61-1580298				Drawbridge Holdings 2, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Feeder, LLC	Management	0	KKR & Co. Inc.
0000053				87-3802777				Drawbridge Holdings 3, LLC	Delaware	NIA - non-Insurance Affiliate	Drawbridge Feeder, LLC	Management	0	KKR & Co. Inc.
0000054								Drawbridge MB1, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Management	0	KKR & Co. Inc.
0000055								Drawbridge MB2, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Management	0	KKR & Co. Inc.
0000056								Drawbridge MB3, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Management	0	KKR & Co. Inc.
0000057				86-2361267				Dublin Asset Holdings 2 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000058				87-2316184				Dublin Asset Holdings 3, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000059				82-3508100				Dublin Asset Holdings LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000060				87-3023750				Emporium Holdco, Inc.	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000061				87-3058805				eRESI Holdings Inc.	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000062				86-2871839				FLCN 2022-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000063				35-1815415				ForeLife Agency, Inc.	Indiana	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000064				92-1413949				GA - Industrial Holdco LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000065				38-3898658				GA - Sunbelt Office Holdco LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000066				13-3896487				GA Risk Advisors, Inc.	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000067				20-3944031				Global Atlantic Distributors, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000068				81-3323212				Global Atlantic Equipment Management, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000069				38-3898658				Global Atlantic Insurance Network LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000070				35-1960899				Global Atlantic Investment Advisors, LLC	Indiana	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000071				13-3896700				Global Atlantic Risk Advisors, L.P.	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000072				84-4227992				Infinity Asset Holdings 2020 LLC	Delaware	NIA - non-Insurance Affiliate	Infinity Transportation Equipment Leasing, LLC	Management	0	KKR & Co. Inc.
0000073				84-3127337				Infinity LD Asset Holdings LLC	Delaware	NIA - non-Insurance Affiliate	Infinity Transportation Equipment Leasing, LLC	Management	0	KKR & Co. Inc.
0000074				86-3445068				Infinity Transportation Equipment Leasing, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000075				87-3496842				KPBN 2022-1 LLC	Delaware	NIA - non-Insurance Affiliate	Infinity Transportation Equipment Leasing, LLC	Management	0	KKR & Co. Inc.
0000076				92-1077691				WABW 2023 LLC	Delaware	NIA - non-Insurance Affiliate	Infinity Transportation Equipment Leasing, LLC	Management	0	KKR & Co. Inc.
0000077								MCH SFR Equity Owner 4, LLC	Delaware	NIA - non-Insurance Affiliate	MCH SFR HoldCo 4, LLC	Management	0	KKR & Co. Inc.
0000078				88-3108777				MCH SFR HoldCo 4, LLC	Delaware	NIA - non-Insurance Affiliate	MCH SFR Parent 4, LLC	Management	0	KKR & Co. Inc.
0000079				87-4783067				MCH SFR Parent 4, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Management	0	KKR & Co. Inc.
0000080				92-1402466				Tampa Owner LLC	Delaware	NIA - non-Insurance Affiliate	GA - Industrial Holdco LLC	Management	0	KKR & Co. Inc.
0000081				90-0928452				Global Atlantic Financial Company	Delaware	NIA - non-Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000082				85-0526287				AIMXL 2018-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000083				83-3851887				TBDX 2018-1, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000084								WALR 2019-1, Ltd.	Cayman Islands	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000085				85-0498393				JAYP 2020-1A LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000086				85-0506156				PICO 2020-1B LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000087				98-1618000				BNGL 2020-2A, Ltd.	Cayman Islands	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000088				30-1278256				Blue Eagle 2020-3A LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000089				86-1185033				BYTS 2021-1A, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000090				86-1215896				CLAE 2021-1B, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000091				86-1247520				FLWR 2021-1C, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000092				86-1276982				LNXS 2021-1D, LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000093				87-1039701				Blue Eagle 2021-1E LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000094				87-1051951				Blue Eagle 2021-1F LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000095				87-1083548				Blue Eagle 2021-1G LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000096				87-1103117				Blue Eagle 2021-1H LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000097				86-1833206				Blue Eagle 2021-2A LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000098				86-1908720				Blue Eagle 2021-3A LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000099				86-1926397				Blue Eagle 2021-3B LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000100				98-1650279				Blue Eagle 2021-4A Ltd.	Cayman Islands	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000101				86-1867464				Blue Eagle 2021-4B LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000102				87-3855255				Blue Eagle 2022-1A LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000103				87-3855455				Blue Eagle 2022-1B LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000104				87-3876861				Blue Eagle 2022-1C LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000105				87-3877027				Blue Eagle 2022-1D LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000106				88-2368056				HECR 2022-1E LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000107				88-2395708				DMAZ 2022-1F LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000108				98-1669070				Blue Eagle FundingCo 1, Ltd.	Cayman Islands	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000109				87-1240026				GALT Trust 2021-1	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000110				86-2409460				GSHLT Trust 2021-A	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000111				87-2827474				GSHLT Trust 2021-B	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000112				85-3158152				HILT Trust 2020-A	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000113				86-2750470				HIMT Trust 2021-A	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000114				86-2028644				HNREF 2018-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000115								LENDSL Trust 2018- A	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000116				85-1772188				MACT Trust 2019-1	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000117				85-3686210				MOST Trust 2020- 1	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000118				84-4568438				SERVHL Trust 2019- 1	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000119				88-0867231				SET Trust 2022-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000120				84-3988321				SFSL Trust 2019-A	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000121				84-4665609				SLMSL Trust 2020-1	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000122				84-4685585				SLMSL Trust 2020-2	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000123				86-2737921				SOMT Trust 2021-1	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000124								SPHRX 2018-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000125								GSPWC 2023 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000126								RNTSP LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000127								TOAMS 2017-1 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000128								GSPPR LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000129								SPPRE LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000130				92-1187937				HAVI 2023-3A LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000131				92-1198046				WSTI 2023-3B LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000132				93-4460677				FRHT 2023 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000133								RWINV 2024 LLC	Delaware	NIA - non-Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000134								Chevy Chase Plaza Mezzanine LLC	Delaware	NIA - non-Insurance Affiliate	Commonwealth Annuity and Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000135								JGBY Trust 2024-1	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000136								6101 W Centinela Mezzanine LLC	Delaware	NIA - non Insurance Affiliate	Forethought Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000137								6101 W Centinela Owner LLC	Delaware	NIA - non Insurance Affiliate	6101 W Centinela Mezzanine LLC	Ownership	100	KKR & Co. Inc.
0000138								BNA Mezz LLC	Delaware	NIA - non Insurance Affiliate	GA - Industrial Holdco LLC	Ownership	100	KKR & Co. Inc.
0000139								BNA Owner LLC	Delaware	NIA - non Insurance Affiliate	BNA Mezz LLC	Ownership	100	KKR & Co. Inc.
0000140								Chevy Chase Plaza Owner LLC	Delaware	NIA - non Insurance Affiliate	Chevy Chase Plaza Mezzanine LLC	Ownership	100	KKR & Co. Inc.
0000141								GA Partner Solutions LLC	Delaware	NIA - non Insurance Affiliate	GA Partner Solutions Holding Company LLC	Ownership	100	KKR & Co. Inc.
0000142								GA Iris LLC	Delaware	NIA - non Insurance Affiliate	GA Partner Solutions LLC	Ownership	30	KKR & Co. Inc.
0000143								GA Iris LLC	Delaware	NIA - non Insurance Affiliate	Third Party Investors	Ownership	70	------
0000144								GA Iris FinCo LLC	Delaware	NIA - non Insurance Affiliate	GA Iris LLC	Ownership	100	KKR & Co. Inc.
0000145								GA Iris Re Limited	Bermuda	IA - Insurance Affiliate	GA Iris FinCo LLC	Ownership	100	KKR & Co. Inc.
0000146								CRTBS 2024 LLC	Delaware	NIA - non Insurance Affiliate	Commonwealth Annuity and Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000147								Hatteras Mezzanine LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000148								Garland Mezz LLC	Delaware	NIA - non Insurance Affiliate	GA - Industrial Holdco LLC	Ownership	100	KKR & Co. Inc.
0000149								Garland Owner LLC	Delaware	NIA - non Insurance Affiliate	Garland Mezz LLC	Ownership	100	KKR & Co. Inc.
0000150								GA 350 Ellis Member LLC	Delaware	NIA - non Insurance Affiliate	Forethought Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000151								Two Pine Mezzanine LLC	Delaware	NIA - non Insurance Affiliate	Forethought Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000152								Two Pine Owner LLC	Delaware	NIA - non Insurance Affiliate	Two Pine Mezzanine LLC	Ownership	100	KKR & Co. Inc.
0000153								GA 330 Yale Member LLC	Delaware	NIA - non Insurance Affiliate	Forethought Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000154								KRE Catalyst Acquisitions LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000155								KRE Catalyst Valdok I Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000156								KRE Catalyst Valdok I Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Valdok I Mezz LLC	Ownership	100	KKR & Co. Inc.
0000157								KRE Catalyst Valdok II Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000158								KRE Catalyst Valdok II Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Valdok II Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000159								KRE Catalyst Novo Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000160								KRE Catalyst Novo Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Novo Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000161								KRE Catalyst Palmera Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000162								KRE Catalyst Palmera Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Palmera Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000163								KRE Catalyst Aya Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000164								KRE Catalyst Aya Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Aya Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000165								KRE Catalyst Malbec Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000166								KRE Catalyst Malbec Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Malbec Mezz LLC	Ownership	100	KKR & Co. Inc.
0000167								KRE Catalyst Ellis Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000168								KRE Catalyst Ellis Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Ellis Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000169								KRE Catalyst Core Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000170								KRE Catalyst Core Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Core Mezz LLC	Ownership	100	KKR & Co. Inc.
0000171								KRE Catalyst Marisol Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000172								KRE Catalyst Marisol Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Marisol Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000173								KRE Catalyst Gentry Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000174								KRE Catalyst Gentry Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Gentry Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000175								KRE Catalyst Madison Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000176								KRE Catalyst Madison Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Madison Mezz LLC	Ownership	100	KKR & Co. Inc.
0000177								KRE Catalyst Cap650 Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000178								KRE Catalyst Cap650 Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Cap650 Mezz LLC	Ownership	100	KKR & Co. Inc.
0000179								KRE Catalyst The 23 Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000180								KRE Catalyst The 23 Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst The 23 Mezz LLC	Ownership	100	KKR & Co. Inc.
0000181								KRE Catalyst Whitney Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000182								KRE Catalyst Whitney Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Whitney Mezz LLC	Ownership	100	KKR & Co. Inc.
0000183								KRE Catalyst Bower Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000184								KRE Catalyst Bower Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Bower Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000185								KRE Catalyst Luma Mezz LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000186								KRE Catalyst Luma Owner LLC	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Luma Mezz LLC	Ownership	100	KKR & Co. Inc.
0000187								KRE Catalyst Vireo Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000188								KRE Catalyst Vireo Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Vireo Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000189								KRE Catalyst Lively Mezz L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Acquisitions LLC	Ownership	100	KKR & Co. Inc.
0000190								KRE Catalyst Lively Owner L.P.	Delaware	NIA - non Insurance Affiliate	KRE Catalyst Lively Mezz L.P.	Ownership	100	KKR & Co. Inc.
0000191								Park 890 Mezz V LLC	Delaware	NIA - non Insurance Affiliate	GA - Industrial Holdco LLC	Ownership	100	KKR & Co. Inc.
0000192								Park 890 Owner V LLC	Delaware	NIA - non Insurance Affiliate	Park 890 Mezz V LLC	Ownership	100	KKR & Co. Inc.
0000193								GA Global Solutions LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Limited (Delaware)	Ownership	100	KKR & Co. Inc.
0000194								Bayport Mezz LLC	Delaware	NIA - non Insurance Affiliate	GA - Industrial Holdco LLC	Ownership	100	KKR & Co. Inc.
0000195								Bayport Owner LLC	Delaware	NIA - non Insurance Affiliate	Bayport Mezz LLC	Ownership	100	KKR & Co. Inc.
0000196								Auburn Owner LLC	Delaware	NIA - non Insurance Affiliate	Webster Mezz I LLC	Ownership	100	KKR & Co. Inc.
0000197								Blue Grass Owner I LLC	Delaware	NIA - non Insurance Affiliate	Webster Mezz I LLC	Ownership	100	KKR & Co. Inc.
0000198								Deptford Owner LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000199								Gravel Springs Owner LLC	Delaware	NIA - non Insurance Affiliate	Webster Mezz I LLC	Ownership	100	KKR & Co. Inc.
0000200								Kato Owner LLC	Delaware	NIA - non Insurance Affiliate	Webster Mezz I LLC	Ownership	100	KKR & Co. Inc.
0000201								Mantua Grove Owner LLC	Delaware	NIA - non Insurance Affiliate	Webster Mezz II LLC	Ownership	100	KKR & Co. Inc.
0000202								Mantua Grove REIT LLC	Delaware	NIA - non Insurance Affiliate	Deptford Owner LLC	Ownership	100	KKR & Co. Inc.
0000203								Westampton Owner LLC	Delaware	NIA - non Insurance Affiliate	Webster Mezz I LLC	Ownership	100	KKR & Co. Inc.
0000204								Webster Mezz I LLC	Delaware	NIA - non Insurance Affiliate	GA - Industrial Holdco LLC	Ownership	100	KKR & Co. Inc.
0000205								Webster Mezz II LLC	Delaware	NIA - non Insurance Affiliate	Mantua Grove REIT LLC	Ownership	100	KKR & Co. Inc.
0000206								Blue Grass Mezz II LLC	Delaware	NIA - non Insurance Affiliate	GA - Industrial Holdco LLC	Ownership	100	KKR & Co. Inc.
0000207								Blue Grass Owner II LLC	Delaware	NIA - non Insurance Affiliate	Blue Grass Mezz II LLC	Ownership	100	KKR & Co. Inc.
0000208								DRBG II MB1, LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic (Fin) Company	Ownership	100	KKR & Co. Inc.
0000209								DRBG II Feeder, LLC	Delaware	NIA - non Insurance Affiliate	DRBG II MB1, LLC	Management	0	KKR & Co. Inc.
0000210								DRBG II Holdings, LLC	Delaware	NIA - non Insurance Affiliate	DRBG II Feeder, LLC	Ownership	100	KKR & Co. Inc.
0000211								DRBG II B1, LLC	Delaware	NIA - non Insurance Affiliate	DRBG II Holdings, LLC	Ownership	100	KKR & Co. Inc.
0000212								DRBG Arboretum Gateway, LLC	Delaware	NIA - non Insurance Affiliate	DRBG II B1, LLC	Ownership	100	KKR & Co. Inc.
0000213								SBKR 2024-1, LLC	Delaware	NIA - non Insurance Affiliate	Infinity Transportation Equipment Leasing, LLC	Management	0	KKR & Co. Inc.
0000214								GA Partner Solutions Holding Company LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Limited (Delaware)	Ownership	100	KKR & Co. Inc.
0000215								ZPLN Trust 2024-1	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000216								RUPH Trust 2024-1	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000217								MRTN 2024-1, LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000218								BFOX 2024 LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000219								MVAC 2025-1A, LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000220								TSOM 2025-1B, LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000221								MRLN 2024-1 LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Equipment Management, LLC	Management	0	KKR & Co. Inc.
0000222								HRBR 2025-1, LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000223								OCAP 1 HoldCo, LLC	Delaware	NIA - non Insurance Affiliate	Forethought Life Insurance Company	Management	0	KKR & Co. Inc.
0000224								NTYZ, LLC	Delaware	NIA - non Insurance Affilaite	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000225								GA - Industrial Holdco II LLC	Delaware	NIA - non Insurance Affilaite	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000226								Eastport Exchange Mezz LLC	Delaware	NIA - non Insurance Affilaite	GA - Industrial Holdco II LLC	Ownership	100	KKR & Co. Inc.
0000227								Easport Exchange Owner LLC	Delaware	NIA - non Insurance Affilaite	Eastport Exchange Mezz LLC	Ownership	100	KKR & Co. Inc.
0000228								KCW Funding Co, LLC	Delaware	NIA - non Insurance Affiliate	Global Atlantic Financial Company	Management	0	KKR & Co. Inc.
0000229								GA Island Parkway Member LLC	Delaware	NIA - non Insurance Affiliate	Forethought Life Insurance Company	Ownership	100	KKR & Co. Inc.
0000230								Island Parkway Owner LLC	Delaware	NIA - non Insurance Affiliate	GA Island Parkway Member LLC	Ownership	100	KKR & Co. Inc.

ITEM 30.  INDEMNIFICATION

The Company may indemnify any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made or threatened to be made, a party by reason of being or having been in any such capacity, or arising out of his status as such, except in relation to matters as to which he is adjudged in such action, suit or proceeding, civil or criminal, to be liable for negligence or misconduct in the performance of duty to the Company; provided however, that such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any provision of the Articles of Incorporation, By-Laws, resolution, or other authorization heretofore or hereafter adopted, after notice by a majority vote of all the voting shares then issued and outstanding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a)         Global Atlantic Distributors, LLC acts as principal underwriter for the following investment companies:

Forethought Life Insurance Company

●	Forethought Life Insurance Company Separate Account A

Forethought Variable Insurance Trust

Commonwealth Annuity and Life Insurance Company

●	Commonwealth Annuity Separate Account A, Commonwealth Select Separate Account, Commonwealth Select Separate Account II, Commonwealth Select Account III, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Group VEL Account, Inheiritage Account, Separate Account FUVUL, Separate Account IMO, Separate Account KG, Separate Account KGC, Separate Account SPL-D, Separate Account VA-A, Separate Account VA-B, Separate Account VA-C, Separate Accounts D E F, Separate Account VA-G, Separate Account VA-H, Separate Account VA-K, Separate Account VA-P, VEL Account, VEL II Account, and VEL Account III of Commonwealth Annuity & Life Insurance Co

First Allmerica Financial Life Insurance Company

●	Allmerica Select Separate Account, Allmerica Select Separate Account II, Commonwealth Select Separate Account, Fulcrum Separate Account, Group VEL Account, Inheiritage Account, Separate Account IMO, Separate Account I, Separate Account KG, Separate Account KGC, Separate Account SPVL, Separate Account VA-K, Separate Account VA-P, VEL II Account of First Allmerica Financial Life Insurance Co

(b)         Directors, Officers or Partners of Global Atlantic Distributors, LLC

NAME	POSITION
Bickler, Jason Alexander	President, Manager, Chairman, and Designated Licensed Responsible Producer
Milgram, Katherine (1)	General Counsel and Secretary
Moorcroft, William	Chief Compliance Officer
Patterson, Sarah Marie	Assistant Secretary
Paulousky, Michael (2)	Treasurer
Rip, Olga (1)	Chief Financial Officer
Rutherford, Kelly June	Managing Director
Siegel, Dean	Senior Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

(1) 30 Hudson Yards, 500 West 33rd Street, New York, NY 10001

(2) 20 Guest Street, Brighton, MA 02135

(c)       Compensation received by Global Atlantic Distributors, LLC with respect to all registered linked annuities issued by Forethought Life Insurance Company during 2025.

	Net Underwriting
Name of Principal	Discounts and	Compensation on	Brokerage
Underwriter	Commissions	Redemption	Commissions	Compensation

Global Atlantic Distributors, LLC*	$44,422,656.00	$0	$0	$0

* Global Atlantic Distributors, LLC in its role as Principal Underwriter, did not receive, and therefore did not retain any underwriting commissions for the fiscal year ended with regard to the Contracts.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEXED-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT

Name of Contract	Number of Contracts Outstanding	Total Value Attributable to the Indexed- Linked Option and/or Fixed Option Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year (2025)	Gross Premiums Received During the Prior Calendar Year (2025)	Amount of Contract Value Redeemed During the Prior Calendar Year (2025)	Combination Contract (Yes/No)
ForeStructured Growth (B Share)	3,660	$923,454,532.00	266	$56,003,232.00	$20,622,217.00	No
ForeStructured Growth Advisory Contract (I Share)	18	$3,402.805.00	3	$355,429.00	$76,460.00	No

(b) See Exhibit 27(r).

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

Not applicable.

ITEM 33.  MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement. None.

ITEM 34.  FEE REPRESENTATION AND UNDERTAKINGS

With regard to the offering of the Indexed Strategies under this Registration Statement, the Company undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Hartford and State of Connecticut on this 21st day of April, 2026.

FORETHOUGHT LIFE INSURANCE COMPANY
(Registrant)

*By:	/s/ Sarah M. Patterson
Sarah M. Patterson
Managing Director, General Counsel for Individual Markets and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Signatures	Title	Date

Billy Butcher*	Director, President and Chairman of the Board (principal executive officer)	April 21, 2026

Brian Korbesmeyer*	Chief Financial Officer (principal financial and accounting officer)	April 21, 2026

Jason Bickler*	Director and Chief Distribution Officer	April 21, 2026

Jason Kao*	Director	April 21, 2026

Emily LeMay*	Director and Chief Operations Officer	April 21, 2026

Manu Sareen*	Director	April 21, 2026

*Sarah M. Patterson, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney duly executed by such persons.

/s/ Sarah M. Patterson
Sarah M. Patterson, Attorney-in-Fact

Exhibits

(k)(1)	Legal Opinion.

(l)(1)	Consent of Independent Registered Public Accounting Firm.

(p)(3)	Power of Attorney for Jason Bickler

(p)(4)	Power of Attorney for Jason Kao.

(r)	Historical Current Limits on Index Gains.